EXHIBIT 2.1
                                                                     -----------


Kelley A. Cornish (KC/0754)
Elizabeth R. McColm (EM/8532)
Ross B. Rosenfelt (RR/1911)
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
1285 Avenue of the Americas
New York, New York  10019-6064
Telephone:  (212) 373-3000

Attorneys for Debtors and Debtors in Possession



UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK
----------------------------------------------

                                                  Chapter 11

In re                                             Case No. 03-22945 (ASH)

  THE PENN TRAFFIC COMPANY, ET AL.,               (Jointly Administered)


                                      Debtors.

----------------------------------------------



                   FIRST AMENDED JOINT PLAN OF REORGANIZATION
           OF THE PENN TRAFFIC COMPANY AND ITS AFFILIATED DEBTORS AND
          DEBTORS IN POSSESSION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE




Dated:   February 4, 2005

                                TABLE OF CONTENTS

                                                                            PAGE

INTRODUCTION ..................................................................1

ARTICLE I - DEFINITIONS AND INTERPRETATION.....................................2
     A.  Definitions...........................................................2
     B.  Interpretation.......................................................12
     C.  Computation of Time..................................................13

ARTICLE II - CLASSIFICATION AND TREATMENT OF CLAIMS AND
               INTERESTS......................................................13
     A.  Unclassified Claims..................................................13
         2.1.  Administrative Claims..........................................13
         2.2.  Senior Note Trustee Claim......................................14
         2.3.  Priority Tax Claims............................................14
         2.4.  DIP Facility Claim.............................................14
         2.5.  Post-Petition Trade Lien Claims................................14
     B.  Classified Claims and Interests......................................15
         2.6.  Class 1 -- Priority Non-Tax Claims.............................15
         2.7.  Class 2 -- Other Secured Claims................................15
         2.8.  Class 3 -- Unsecured Claims....................................16
         2.9.  Class 4 -- Convenience Claims..................................16
         2.10. Class 5 -- Intercompany Claims.................................17
         2.11. Class 6 -- Common Stock Claims and Interests...................17

ARTICLE III - TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED
                 LEASES.......................................................17
         3.1.  Rejected Contracts and Leases..................................17
         3.2.  Assumed Contracts and Leases...................................17
         3.3.  Miscellaneous..................................................18
         3.4.  Payments Related to Assumption of Executory Contracts and
                 Unexpired Leases.............................................18
         3.5.  Post-Petition Contracts and Leases.............................19
         3.6.  Rejection Damages Bar Date.....................................19

ARTICLE IV - CONDITIONS PRECEDENT.............................................19
         4.1.  Conditions to Occurrence of Effective Date.....................19
         4.2.  Waiver of Conditions to Consummation...........................19
         4.3.  Non-Consensual Confirmation....................................19

ARTICLE V - IMPLEMENTATION OF PLAN............................................20
         5.1.  Pre-Effective Date Management and Operation of Debtors.........20
         5.2.  Post-Effective Date Committee; Dissolution of Committee........20
         5.3.  Pre-Effective Date Injunctions or Stays........................21


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                                                                            PAGE

         5.4.  Merger of Certain Debtors......................................21
         5.5.  Amended Certificates of Incorporation and Amended Bylaws.......21
         5.6.  Post-Effective Date Management and Operation of
                 Reorganized Debtors..........................................22
         5.7.  Exit Financing Facility........................................22
         5.8.  Sale Leaseback Transaction.....................................22
         5.9.  Issuance of New Penn Traffic Common Shares.....................22
         5.10. Transfer of Intercompany Claims................................22
         5.11. Management Stock Incentive Program.............................22
         5.12. Effectuating Documents; Further Transactions...................22
         5.13. Exemption From Certain Transfer and Other Taxes................23
         5.14. Continuation of Penn Traffic's Pension Plans...................23
         5.15. Employment, Retirement, and Incentive Compensation Plans
                 and Programs.................................................24
         5.16. Substantive Consolidation of the Debtors.......................24
         5.17. Post-Effective Date Trade Lien Program; Creditor Subordination
                 Provision....................................................24
         5.18. Cancellation of Existing Securities and Agreements.............25

ARTICLE VI - DISTRIBUTIONS AND CLAIMS ALLOWANCE...............................25
         6.1.  Cash Distributions.............................................25
         6.2.  Distributions to Holders of Allowed Unsecured Claims...........25
         6.3.  Miscellaneous Distribution Provisions..........................27
         6.4.  Procedure For Determination of Claims and Interests............29

ARTICLE VII - PENN TRAFFIC CREDITOR TRUST.....................................30
         7.1.  Appointment of Trustee.........................................30
         7.2.  Transfer of Trust Assets to the Penn Traffic Creditor Trust....30
         7.3.  The Penn Traffic Creditor Trust................................31
         7.4.  The Trust Advisory Board.......................................33
         7.5.  Distributions of Trust Recoveries..............................34

ARTICLE VIII - EFFECT OF THIS PLAN ON CLAIMS AND INTERESTS....................34
         8.1.  Revesting of Assets............................................34
         8.2.  Discharge of Claims and Termination of Interests...............35
         8.3.  INJUNCTIONS....................................................35
         8.4.  LIMITATION OF LIABILITY........................................36
         8.5.  RELEASES.......................................................36
         8.6.  RETENTION AND ENFORCEMENT, AND RELEASE, OF CAUSES OF ACTION....38
         8.7.  EXCLUSIONS AND LIMITATIONS ON EXCULPATION, INDEMNIFICATION,
                 AND RELEASES.................................................38

ARTICLE IX - MISCELLANEOUS PROVISIONS.........................................38
         9.1.  Retention of Jurisdiction......................................38
         9.2.  Terms Binding..................................................40
         9.3.  Successors and Assigns.........................................40
         9.4.  Confirmation Order and Plan Control............................40
         9.5.  Governing Law..................................................40


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                                                                            PAGE

         9.6.  Severability...................................................40
         9.7.  Incorporation by Reference.....................................41
         9.8.  Modifications to this Plan.....................................41
         9.9.  Revocation, Withdrawal or Non-Consummation.....................41
         9.10. Notice.........................................................41

         The Penn Traffic Company ("Penn Traffic"), together with its direct and indirect subsidiaries, Dairy Dell, Inc., Penny Curtiss Baking Company, Inc., Big M Supermarkets, Inc., Sunrise Properties, Inc., Pennway Express, Inc., Big Bear Distribution Company, Bradford Supermarkets, Inc., P&C Food Markets, Inc. of Vermont, Abbott Realty Corporation, Commander Foods, Inc., P.T. Development LLC, and PT Fayettville/Utica, LLC, each a debtor and debtor-in-possession herein (collectively, the "Debtors"), hereby propose the following First Amended Joint Plan of Reorganization (the "Plan").


                                  INTRODUCTION

         In general, this Plan provides for the substantive consolidation of all of the Debtors for voting and distribution purposes only, and provides for the Debtors' reorganization pursuant to the terms of this Plan. This Plan contemplates the payment in full in cash of all administrative claims and priority claims against the Debtors, and the repayment in full in cash of outstanding amounts under the Debtors' post-petition financing facility. Furthermore, this Plan provides for the treatment of allowed claims against, and interests in, the Debtors as follows:

         o With respect to each holder of an allowed unsecured claim, distribution of its PRO RATA share of 100% of the newly issued common stock of Reorganized Penn Traffic issued and distributed pursuant to Sections 5.9. and 6.2. of this Plan, subject to dilution in respect of new common stock that may be issued to management of Reorganized Penn Traffic; and

         o No distributions on account of the Debtors' issued and outstanding common stock, including claims arising out of or with respect to such common stock interests.

         Reference is made to the First Amended Disclosure Statement accompanying this Plan, including the exhibits thereto, for a discussion of the Debtors' history, business, properties, results of operations, and projections for future operations and risk factors, together with a summary and analysis of this Plan. All creditors entitled to vote on this Plan are encouraged to consult the First Amended Disclosure Statement and to read this Plan carefully before voting to accept or reject this Plan.

         NO SOLICITATION MATERIALS, OTHER THAN THE FIRST AMENDED DISCLOSURE STATEMENT AND RELATED MATERIALS TRANSMITTED THEREWITH AND APPROVED BY THE BANKRUPTCY COURT, HAVE BEEN AUTHORIZED BY THE BANKRUPTCY COURT FOR USE IN SOLICITING ACCEPTANCES OR REJECTIONS OF THIS PLAN.

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         A. DEFINITIONS. The following terms (which appear in this Plan as capitalized terms) shall have the meanings set forth below. A term used in this Plan and not defined in this Plan but that is defined in the Code has the meaning set forth in the Code.

         1.1. "Administrative Claim" means a Claim to the extent that it is of the kind described in Section 503(b) of the Code and is entitled to priority under Section 507(a)(1) or 507(b) of the Code, including, without limitation,
(a) any actual and necessary expenses of preserving the Estate, (b) any actual and necessary expenses of operating the business of the Debtors, (c) any actual indebtedness or obligations incurred or assumed by the Debtors during the pendency of the Cases in connection with the conduct of their business, (d) any actual expenses necessary or appropriate to facilitate or effectuate this Plan,
(e) any amount required to be paid under Section 365(b)(1) of the Code in connection with the assumption of executory contacts or unexpired leases, (f) all allowances of compensation or reimbursement of expenses to the extent allowed by the Bankruptcy Court under Sections 330(a), 331 or 503(b)(2), (3),
(4) or (5) of the Code, (g) claims for reclamation allowed in accordance with
Section 546(c)(2) of the Bankruptcy Code and the Order Under 11 U.S.C. ss.ss. 105(a), 503(b) and 546(c)(2) Establishing Procedure for Treatment of Reclamation Claims dated July 15, 2003, as amended and supplemented, (h) the KZCS Success Fee, the PJSC Reorganization Fee, the Demme Success Bonus and the PBGC Allowed Administrative Claim, and (i) all fees and charges payable pursuant to Section 1930 of title 28 of the United States Code.

         1.2. "Allowed Claim" means, with reference to any Claim, (a) any Claim against the Debtors which has been listed by the Debtors in their Schedules, as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent, and with respect to which no contrary proof of claim has been filed, (b) any Claim specifically allowed under the Plan, (c) any Claim which is not a Disputed Claim, or (d) any Claim the amount or existence of which, if disputed, (i) has been determined by a Final Order of a court of competent jurisdiction other than the Bankruptcy Court, or (ii) has been allowed by Final Order of the Bankruptcy Court; PROVIDED, HOWEVER, that any Claims allowed solely for the purpose of voting to accept the Plan pursuant to an order of the Bankruptcy Court shall not be considered "Allowed Claims" hereunder.

         1.3. "Amended Bylaws" has the meaning ascribed in Section 5.5. of this Plan.

         1.4. "Amended Certificates of Incorporation" has the meaning ascribed in Section 5.5. of this Plan.

         1.5. "Assets" means all assets of the Debtors or the Reorganized Debtors, as the case may be, of any nature whatsoever, including, without limitation, property of the Estate pursuant to Section 541 of the Code, Cash, Causes of Action, claims of right, interests and property, real and personal, tangible and intangible, but excluding all Claims waived or released pursuant to this Plan or the Confirmation Order.


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

         1.6. "Ballot" means the ballot for voting to accept or reject this Plan distributed by the Debtors to all holders of impaired Claims entitled to vote on this Plan.

         1.7. "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York in which the Cases were filed or any other court with jurisdiction over the Cases.

         1.8. "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure and the local rules and standing orders of the Bankruptcy Court, as amended from time to time to the extent applicable to the Cases.

         1.9. "Bar Date" means the dates by which the Bankruptcy Court ordered that proof of certain claims be filed in the Cases.

         1.10. "Blairsville Property Claim" means the amounts due and owing by the Debtors under the Blairsville Property Mortgage Documents.

         1.11.    "Blairsville Property Mortgage Documents" means, collectively:
(i) that certain "Promissory Note" dated April 22, 1996, in the initial principal amount of $1,840,000; (ii) that certain "Open-End Mortgage and Security Agreement and Fixture Financing Statement with Assignment of Leases and Rents," dated April 1, 1996 and recorded in Book 450; Page 1056, Clairon County P.A. Recorded of Deed; and (iii) all other "Loan Documents" as defined in the foregoing Open-End Mortgage and Security Agreement and Fixture Financing Statement with Assignment of Leases and Rents, all of which were originally entered into by and between The Penn Traffic Company and American Enterprise Life Insurance Company.

         1.12. "Business Day" means any day other than a Saturday, Sunday or "legal holiday" as such term is defined in Bankruptcy Rule 9006(a).

         1.13. "Cases" means the reorganization proceedings of the Debtors under chapter 11 of the Code, jointly administered as Case Nos. 03-22945 (ASH) through 03-22952 (ASH), 03-22954 (ASH) through 03-22957 (ASH), and 03-20312
(ASH).

         1.14. "Cash" means cash and cash equivalents, such as bank deposits, checks and other similar items or instruments denominated in legal tender of the United States of America.

         1.15. "Cash Balance Pension Plan" means the Penn Traffic Company Cash Balance Pension Plan, a defined benefit pension plan under ERISA.

         1.16. "Causes of Action" means any and all actions, causes of action, suits, accounts, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, rights to payment and claims, whether known, unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured and whether asserted or assertable directly or derivatively, in law, equity or otherwise.


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

         1.17. "Claim" means "claim" as defined in Section 101(5) of the Code, as supplemented by Section 102(2) of the Code, against any of the Debtors, whether or not asserted.

         1.18.    "Claimholder" means a holder of a Claim.

         1.19. "Clarion Property Claim" means the amounts due and owing by the Debtors under the Clarion Property Mortgage Documents.

         1.20. "Clarion Property Mortgage Documents" means, collectively: (i) that certain "Promissory Note" dated April 22, 1996, in the initial principal amount of $3,000,000; (ii) that certain "Open-End Mortgage and Security Agreement and Fixture Financing Statement with Assignment of Leases and Rents," dated April 1, 1996 and recorded in Book 528; Page 1, Indiana County P.A. Recorded of Deeds; and (iii) all other "Loan Documents" as defined in the foregoing Open-End Mortgage and Security Agreement and Fixture Financing Statement with Assignment of Leases and Rents, all of which were originally entered into by and between The Penn Traffic Company and American Enterprise Life Insurance Company.

         1.21. "Class" means each category or group of holders of Claims or Claims and Interests as designated under this Plan.

         1.22. "Code" means the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 ET SEQ., as amended from time to time to the extent applicable to the Cases.

         1.23. "Common Stock" means, collectively, (a) the common stock of Penn Traffic issued and outstanding immediately prior to the Effective Date, (b) all options, warrants, conversion, privilege or other legal or contractual rights to purchase the common stock of Penn Traffic, and (c) any rights associated with such common stock.

         1.24. "Common Stock Claim" means any Claim with respect to the Common Stock of the kind described in Section 510(b) of the Code.

         1.25. "Confirmation" means "confirmation" as used in Section 1129 of the Code.

         1.26. "Confirmation Date" means the date on which the Confirmation Order is entered on the docket by the clerk of the Bankruptcy Court.

         1.27. "Confirmation Hearing" means the hearing(s) at which the Bankruptcy Court considers Confirmation of this Plan.

         1.28. "Convenience Claim" means any (a) Allowed Unsecured Claim against any Debtor that is either (i) equal to or less than $5,000, or (ii) reduced to $5,000 pursuant to an election made on the Ballot by the holder of such Unsecured Claim, and, therefore, is included in Class 4 under this Plan; and (b) with respect to the Senior Note Allowed Claim (i) those portions of said claim held by beneficial holders of the Senior Notes in the amount of $5,000 or less, or (ii) reduced to $5,000 pursuant to an election made on the Ballot by a beneficial holder of Senior Notes.


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

         1.29. "Confirmation Order" means an order of the Bankruptcy Court confirming this Plan pursuant to Section 1129 of the Code.

         1.30. "Creditor" means "creditor" as defined in Section 101(10) of the Code and means a creditor of any Debtor.

         1.31. "Creditors' Committee" means the Official Committee of Unsecured Creditors appointed by the United States Trustee for the Southern District of New York pursuant to Section 1102(a) of the Code in the Cases on June 9, 2003, as it may be reconstituted from time to time.

         1.32. "Cure" means the distribution, within twenty (20) Business Days after the Effective Date or such other time as may be agreed upon by the parties or as ordered by the Bankruptcy Court, of Cash or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court with respect to the assumption of an executory contract or unexpired lease in accordance with the provisions of Article III of this Plan.

         1.33. "Debtors" has the meaning set forth on page 1 of this Plan, a list of which entities, together with their jurisdictions of incorporation and case numbers in the Cases, is attached hereto as Plan Schedule 1.33.

         1.34. "Demme Agreement" means that certain Employment Agreement dated September, 2003 (as amended from time to time) and approved by Final Order of the Bankruptcy Court dated September 17, 2003, between James A. Demme and the Debtors.

         1.35. "Demme Success Bonus" means the distribution, as set forth on Plan Schedule 1.35, to be made on the Initial Distribution Date to Mr. Demme on account of the Administrative Claim held by Mr. Demme pursuant to the Demme Agreement.

         1.36. "DIP Approval Orders" means, collectively, (1) the Interim and Final Orders (a) Authorizing Debtors to (i) Obtain Post-Petition Financing, Including Execution of Credit Agreement and (ii) Grant Liens and Priority Administrative Expense Status, (b) Approving Use Of Cash Collateral and Granting Adequate Protection and (c) Scheduling Final Hearing on Post-Petition Financing and Approving Form and Manner of Notice Thereof, dated May 30, 2003 and July 31, 2003, respectively, and (2) the Order Pursuant to Section 364 of the Bankruptcy Code and Rule 4001 of the Federal Rules of Bankruptcy Procedure Authorizing the Extension of the Existing DIP Financing Facility and Approving Certain Amendments thereto dated March 30, 2004.

         1.37. "DIP Credit Agreement" means the Senior Secured Super-Priority Debtor-in-Possession Loan and Security Agreement, dated as of August 7, 2003, by and among the Debtors, the lenders party thereto, Fleet Capital, as administrative agent, GMAC Commercial Finance, LLC, as documentation agent, and Amsouth Bank and Bank of America, N.A., as co-agents, as amended from time to time.

         1.38. "DIP Facility" means the senior secured superpriority debtor-in-possession financing facility in an original principal amount up to $270 million, provided by the DIP Lenders pursuant to the DIP Credit Agreement, as approved by the DIP Approval Orders.

         1.39. "DIP Facility Claim" means any Claim arising under the DIP Credit Agreement and related agreements.

         1.40. "DIP Lenders" means the Lenders as defined in the DIP Credit Agreement.

         1.41. "Disbursing Agent" means one or more disbursing agents, to be designated by the Debtors prior to the Confirmation Hearing in consultation with the Creditors' Committee, which may receive and make distributions to holders of Allowed Claims under and as provided in this Plan.

         1.42. "First Amended Disclosure Statement" means the First Amended Disclosure Statement with respect to this Plan approved by order of the Bankruptcy Court and all supplements, schedules and exhibits thereto.

         1.43. "Disputed Claim" means any Claim against a Debtor to the extent that (a) the allowance of such Claim or any portion thereof is the subject of an objection, appeal or motion to estimate that has been timely filed by a party in interest and which objection, appeal or motion has not been determined by a Final Order, (b) such Claim is scheduled by the Debtors in the Schedules as disputed, contingent and/or unliquidated or (c) during the period prior to the deadline fixed by this Plan and/or the Bankruptcy Court for objecting to such Claim, such Claim is in excess of the amount scheduled as other than disputed, unliquidated or contingent.

         1.44. "Distribution Record Date" means the date which is ten (10) days prior to the Voting Deadline.

         1.45. "Effective Date" means the first Business Day that is ten (10) days after the later of the date on which (a) all conditions precedent set forth in Section 4.1. of this Plan have been satisfied or waived as provided in
Section 4.2. of this Plan and (b) no stay of the Confirmation Order is in effect.

         1.46. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. ss.ss. 1301-1461 (2000).

         1.47. "Estate" means the estates of the Debtors, individually or collectively, as is appropriate in the context, created in the Cases pursuant to
Section 541 of the Code.

         1.48. "Exculpated Persons" has the meaning ascribed in Section 8.4. of this Plan.

         1.49. "Exhibit Filing Date" means the date on which certain exhibits and schedules to this Plan, which shall be in a form reasonably acceptable to the Creditors' Committee, shall be filed with the Bankruptcy Court, which date shall be at least ten (10) days prior to the Voting Deadline.

         1.50. "Exit Financing Facility" means the senior secured financing facility to be entered into by the Reorganized Debtors and the lender(s) thereunder as contemplated in


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

Section 5.7. of this Plan, providing for the principal terms and conditions set forth on Plan Schedule 5.7 to be filed on or before the Exhibit Filing Date.

         1.51. "Face Amount" means respecting a Claim, the amount equal to the first of the following that is applicable: (a) the amount fixed or estimated in an order of the Bankruptcy Court; (b) the liquidated amount set forth in a proof of claim filed by the applicable Bar Date; or (c) the amount of the Claim listed in the Schedules as liquidated or not contingent or disputed. If none of the foregoing applies, the Face Amount of the Claim shall be zero ($0) dollars.

         1.52.    "Filed Fee Applications" has the meaning ascribed in Section
5.2. of this Plan.

         1.53. "Final Distribution Date" means the first Business Day that is ten (10) days (or such longer period as may be reasonably determined by the Reorganized Debtors in consultation with the Post-Effective Date Committee) after the date on which all Disputed Claims have been resolved by Final Order.

         1.54. "Final Order" means an order or judgment of the Bankruptcy Court or other court of competent jurisdiction (a) that has not been reversed, stayed, modified or amended and as to which (i) any right to appeal or seek certiorari, review, reargument, stay or rehearing has been waived or (ii) the time to appeal or seek certiorari, review, reargument, stay or rehearing has expired and no appeal or petition for certiorari, review, reargument, stay or rehearing is pending or (b) as to which an appeal has been taken or petition for certiorari, review, reargument, stay or rehearing has been filed and (i) such appeal or petition for certiorari, review, reargument, stay or rehearing has been resolved by the highest court to which the order or judgment was appealed or from which certiorari, review, reargument, stay or rehearing was sought or
(ii) the time to appeal further or seek certiorari, further review, reargument, stay or rehearing has expired and no such further appeal or petition for certiorari, further review, reargument, stay or rehearing is pending; PROVIDED, HOWEVER, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or applicable state court rules of civil procedure, may be filed with respect to such order shall not cause such order not to be a Final Order.

         1.55. "Funding Contribution" means any payments made by the Debtors or Reorganized Debtors pursuant to Section 7.3.(D) of this Plan.

         1.56. "Initial Distribution Date" means the first Business Day that is twenty (20) days (or such longer period as may be reasonably determined by the Reorganized Debtors in consultation with the Post-Effective Date Committee) after the Effective Date.

         1.57. "Intercompany Claim" means a Claim by a Debtor or an affiliate of a Debtor against a Debtor or an affiliate of a Debtor.

         1.58. "Interest" means all rights (including unpaid dividends) arising from any equity security (as defined in Section 101(16) of the Code) of any of the Debtors, including, without limitation, the Common Stock, but excluding Common Stock Claims.


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

         1.59. "Interim Distribution Date" means, in the first instance, any date after the Initial Distribution Date on which the Reorganized Debtors determine, in consultation with the Post-Effective Date Committee, that a distribution should be made on account of Class 3 Allowed Claims in light of, INTER ALIA, resolutions of Disputed Claims and the administrative costs of such distribution and, thereafter, the first Business Day occurring on or immediately after each subsequent October 1st, January 1st, April 1st and July 1st, unless extended in consultation with the Post-Effective Date Committee.

         1.60.    "KZCS" means KZCS Services, LLC.

         1.61. "KZCS Agreement" means that certain Services Agreement dated May 29, 2003 (as amended from time to time) and approved by the KZCS Order, by and among the Debtors, Steven G. Panagos and KZCS.

         1.62. "KZCS Order" means that certain final order of the Bankruptcy Court dated September 26, 2003 approving the KZCS Agreement.

         1.63. "KZCS Success Fee" means the distribution, as set forth on Plan Schedule 1.63, to be made to KZCS on account of the Administrative Claim held by KZCS pursuant to the KZCS Agreement, subject to satisfying paragraphs 8 and 9 of the KZCS Order.

         1.64. "Lien" means, with respect to any interest in property, any mortgage, lien, pledge, charge, security interest, easement or encumbrance of any kind whatsoever affecting such interest in property.

         1.65. "Management Stock Incentive Program" means a stock incentive plan, pursuant to which, among other provisions, the Reorganized Debtors shall reserve New Penn Traffic Common Shares for award to certain members of management of the Reorganized Debtors, at such times and in a manner to be determined in the sole discretion of the Board of Directors of Reorganized Penn Traffic, such reserved shares to not exceed 10%, on a fully diluted basis, of the aggregate amount of New Penn Traffic Common Shares distributable under
Section 6.2.

         1.66. "New Penn Traffic Common Shares" means the shares of common stock of Reorganized Penn Traffic that are to be issued and distributed pursuant to, and as contemplated by, Sections 5.9. and 6.2. of this Plan.

         1.67. "Other Debtor Pension Plans" means (a) Big Bear Stores Hourly Paid General Merchandise Warehouse Employees' Pension Plan, (b) Big Bear Stores Hourly Paid Food Warehouse Employee's Pension Plan, (c) Pension Plan for Bargaining Employees of Eastern Pennsylvania and (d) Riverside Division of Penn Traffic Company Bargaining Employees Pension Plan.

         1.68. "Other Secured Claim" means a Secured Claim classified in Class 2 under this Plan.


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

         1.69. "PBGC" means the Pension Benefit Guaranty Corporation, a wholly-owned United States government corporation that administers the defined benefit pension plan termination insurance program under Title IV of ERISA.

         1.70. "PBGC Allowed Administrative Claim" means an Administrative Claim in the amount of $3,500,000.00 in favor of the PBGC secured by a Post-Effective Date Trade Lien, which shall be an Allowed Claim pursuant to
Section 2.1.(F) of this Plan.

         1.71. "PBGC Allowed Unsecured Claim" means an Unsecured Claim in the amount of $60,000,000.00 in favor of the PBGC which shall be an Allowed Class 3 Claim pursuant to Section 2.8.(B) of this Plan.

         1.72. "PBGC Claims" means all Claims of the PBGC against any of the Debtors, whether or not filed in the Cases, including, without limitation, proofs of claim numbered 2103, 2104, 2105, 2106, 2107, 2108, 2109, 2110, 2111,
2112, 2113, 2114, 2115, 2116, and 2117.

         1.73. "Penn Traffic Creditor Trust" means the trust created pursuant to Section 7.3. of this Plan.

         1.74. "PBGC Settlement" means the settlement reached between the Debtors and the PBGC, in consultation with the Creditors' Committee, with regard to the PBGC Claims and related matters, which is subject to Bankruptcy Court approval pursuant to Rule 9019 of the Bankruptcy Rules.

         1.75. "Person" means any person or entity, including, without limitation, any individual, partnership, joint venture, association, corporation, limited liability company, limited liability partnership company, trust, estate, unincorporated organization or governmental unit.

         1.76. "Petition Date" means May 30, 2003, the date on which the petitions initiating the Cases were filed with the Bankruptcy Court.

         1.77.    "PJSC" means Peter J. Solomon Company L.P.

         1.78. "PJSC Agreement" means that certain Letter Agreement dated June 11, 2003 (as amended) and approved by final order of the Bankruptcy Court dated September 26, 2003 between the Debtors and PJSC.

         1.79. "PJSC Reorganization Fee" means the distributions, as set forth on Plan Schedule 1.79, to be made to PJSC on account of the Administrative Claim held by PJSC pursuant to the PJSC Agreement.

         1.80. "Plan" means this First Amended Joint Plan of Reorganization, as defined on page 1 of this Plan, and all addenda, exhibits, schedules and other attachments hereto, all of which are incorporated herein by reference, as the same may be amended from time to time, pursuant to this Plan, the Code or the Bankruptcy Rules.

         1.81.    "Post-Effective Date Committee" has the meaning ascribed in
Section 5.2. of this Plan.

         1.82. "Post-Effective Date Committee Expenses" has the meaning ascribed in Section 5.2. of this Plan.

         1.83. "Post-Effective Date Committee Professional Fees" has the meaning ascribed in Section 5.2. of this Plan.

         1.84. "Post-Effective Date Trade Lien" means the lien on certain of the assets of the Reorganized Debtors granted in connection with the Post-Effective Date Trade Lien Program.

         1.85. "Post-Effective Date Trade Lien Program" has the meaning ascribed in Section 5.17. of this Plan.

         1.86. "Pre-Petition Releasees" has the meaning ascribed in Section 8.5.(B) of this Plan.

         1.87.    "Pre-Petition Released Matters" has the meaning ascribed in
Section 8.5.(B) of this Plan.

         1.88. "Pre-Petition Secured Lenders" means the lenders party to the Debtors' pre-petition credit facility.

         1.89. "Priority Non-Tax Claim" means a Claim to the extent that it is of the kind described in, and entitled to priority under, Section 507(a)(3),
(4), (5) or (6) of the Code.

         1.90. "Priority Tax Claim" means a Claim to the extent that it is of the kind described in, and entitled to priority under, Section 507(a)(8) of the Code.

         1.91. "Reorganized Debtors" means, on and after the Effective Date, collectively, all of the Debtors that are reorganized under and pursuant to this Plan, and not merged pursuant to Section 5.4. of this Plan.

         1.92. "Reorganized Penn Traffic" means, on and after the Effective Date, Penn Traffic, as reorganized under and pursuant to this Plan.

         1.93. "Sale Leaseback Transaction" means the transaction to be entered into by the Reorganized Debtors and the purchaser thereunder as contemplated in Section 5.8. of this Plan, providing for the principal terms and conditions set forth on Plan Schedule 5.8 to be filed on or before the Exhibit Filing Date.

         1.94. "Schedules" means the joint Schedules of Assets, Liabilities and Executory Contracts filed by the Debtors with the Clerk of the Bankruptcy Court for the Southern District of New York pursuant to Bankruptcy Rule 1007, as such schedules have been or may be amended or supplemented by the Debtors from time to time.

         1.95. "Secured Claim" means a Claim that constitutes a secured claim under Section 506(a) or 1111(b) of the Code.

         1.96. "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         1.97. "Senior Notes" means the $100,000,000 of 11% Senior Debt Securities due on June 29, 2009, issued pursuant to the Senior Note Indenture.

         1.98. "Senior Note Allowed Claim" means the Unsecured Claim filed by the Senior Note Trustee in the aggregate amount of $104,546,556.89 arising under or relating to the Senior Note Indenture, which is an Allowed Claim pursuant to
Section 2.8.(B) of this Plan.

         1.99. "Senior Note Indenture" means the Indenture dated as of June 29, 1999 by and between The Penn Traffic Company and The Bank of New York, previously known as IBJ Whitehall Bank & Trust Company, as Indenture Trustee.

         1.100. "Senior Note Trustee" means The Bank of New York, as Indenture Trustee under the Senior Note Indenture for the holders of the Senior Notes.

         1.101. "Senior Note Trustee Claim" means the Claim of the Senior Note Trustee for its reasonable fees and expenses accrued and unpaid through the Effective Date.

         1.102. "Subsidiary Equity Interests" means any share of common stock or other instrument evidencing a present ownership interest in any of Penn Traffic's subsidiaries, whether or not transferable, and any options, warrants or rights, contractual or otherwise, to acquire any such interest.

         1.103. "Taxpayer Identification Request Form" means, in the case of a domestic person or entity, an IRS Form W-9 and in the case of a foreign person or entity an IRS Form W-8.

         1.104. "Trade Lien Claim" means a Secured Trade Claim (as defined in the Trade Lien Order) entitled to the benefits of the Trade Liens (as defined in the Trade Lien Order) granted under the Trade Lien Program (as defined in the Trade Lien Order) which has not been paid in full as of the Effective Date.

         1.105. "Trade Lien Order" means that Order Pursuant to 11 U.S.C. ss.ss. 105(A) & 364(C)(3) Authorizing Debtors to Implement the Trade Lien Program, Grant Junior Liens, Waive Certain Avoidance Claims and Amend Reclamation Claims Order dated October 23, 2003, as amended and supplemented.

         1.106. "Trust Advisory Board" means the board that is to be created pursuant to Section 7.4. of this Plan for the purpose of advising the Trustee with respect to decisions affecting the Penn Traffic Creditor Trust.

         1.107. "Trust Agreement" means that certain Trust Agreement regarding the Penn Traffic Creditor Trust, a form of which is attached to this Plan as
Exhibit 3.

         1.108. "Trust Assets" means those assets, including the Trust Claims, to be transferred to and owned by the Penn Traffic Creditor Trust pursuant to
Section 7.2. of this Plan.

         1.109. "Trust Claims" means any and all Causes of Action against (a) any Person (excluding Kroll Zolfo Cooper LLC, KZCS, LLC and Paul, Weiss, Rifkind, Wharton & Garrison, LLP, and each of their respective affiliates, officers, directors, partners, employees and members), which allege breaches of duty owed to Penn Traffic by such Person and which are the subject matter of any action or proceeding instituted by the Securities and Exchange Commission against such Person, whether such action or proceeding is adjudicated or settled, and (b) any accounting or auditing firm (including but not limited to PricewaterhouseCoopers LLP) with respect to the Debtors' accounting practices or audit or review of the Debtors' financial statements.

         1.110. "Trust Recoveries" means any and all proceeds received by the Penn Traffic Creditor Trust from (a) the prosecution to, and collection of, a final judgment of a Trust Claim and/or (b) the settlement or other compromise of a Trust Claim.

         1.111. "Trustee" means the trustee of the Penn Traffic Creditor Trust as contemplated by the Trust Agreement.

         1.112. "Unclaimed Property" means any distribution under the Plan that is unclaimed by the holder of the Allowed Claim entitled to such distribution one hundred twenty (120) days after the distribution date applicable to such distribution.

         1.113. "Unsecured Claim" means a Claim that is not an Administrative Claim, a Priority Tax Claim, a Priority Non-Tax Claim, an Other Secured Claim, an Intercompany Claim or a Common Stock Claim.

         1.114. "Voting Deadline" means the date set in an order of the Bankruptcy Court as the deadline for the return of Ballots accepting or rejecting this Plan.

         B. INTERPRETATION. For purposes of this Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (b) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (c) unless otherwise provided in this Plan, any reference in this Plan to an existing document or exhibit means such document or exhibit, as it may have been or may be amended, modified or supplemented pursuant to this Plan; (d) unless otherwise specified herein, any reference to an entity as a holder of a Claim includes that entity's successors, assigns and affiliates; (e) unless otherwise specified, all references in this Plan to Sections, Articles, schedules and exhibits are references to Sections, Articles, schedules and exhibits of or to this Plan; (f) the words "herein" and "hereto" refer to this Plan in its entirety rather than to a particular portion of this Plan; (g) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be part of or to affect the interpretation of this Plan; and (h) the rules of construction set forth in Section 102 of the Code shall apply.

         C. COMPUTATION OF TIME. In computing any period of time prescribed or allowed by this Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.


                                   ARTICLE II

              CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

         The following is a designation of the Classes of Claims and Interests classified under this Plan. A Claim or Interest is in a particular Class for purposes of voting on, and of receiving distributions pursuant to, this Plan only to the extent that such Claim or Interest is an Allowed Claim or Interest in that Class and such Claim or Interest has not been paid, released or otherwise settled prior to the Effective Date. Claims against more than one Debtor with respect to a single obligation, by reason of guaranty, joint or "control group" liability, or otherwise, shall be deemed to be a single Claim in the Allowed amount of such obligation for purposes of voting, allowance, distribution and all other purposes under this Plan. In accordance with Section 1123(a)(1) of the Code, Administrative Claims and Priority Tax Claims have not been classified, although the treatment for such unclassified Claims is set forth below.

         A.       UNCLASSIFIED CLAIMS.

         2.1.     ADMINISTRATIVE CLAIMS.

                  (A) GENERAL. Subject to the provisions of Section 6.4.(A) of this Plan or as otherwise specifically provided in this Plan, or unless otherwise agreed by the holder of an Allowed Administrative Claim (in which event such other agreement shall govern), each holder of an Allowed Administrative Claim shall be paid in full in Cash (i) at the sole option of the Debtors (before the Effective Date) or the Reorganized Debtors (on or after the Effective Date), (a) in the ordinary course of business as the Claim becomes due and owing or (b) on the Initial Distribution Date or (ii) on such other date as the Bankruptcy Court may order, including, without limitation, in the case of professional persons employed by the Debtors or the Creditors' Committee who have filed applications for final compensation in accordance with Section 6.4.(A) of this Plan, the date on which orders approving amounts set forth in such applications are entered by the Bankruptcy Court.

                  (B) STATUTORY FEES. On the Initial Distribution Date, Administrative Claims for fees payable pursuant to Section 1930 of title 28 of the United States Code, 28 U.S.C. ss. 1930, shall be paid in Cash in an amount equal to the amount of such Administrative Claims. All such fees payable after the Initial Distribution Date shall be assumed and paid by the Reorganized Debtors. All fees payable to the United States Trustee shall be paid until entry of a final decree or an order dismissing the Cases.

                  (C) KZCS SUCCESS FEE. The Reorganized Debtors shall make the distributions as set forth on Plan Schedule 1.63 in satisfaction of the KZCS Success Fee; PROVIDED, HOWEVER, that, in accordance with paragraph 9 of the KZCS Order, KZCS shall make a request to the Bankruptcy Court for payment of the KZCS Success Fee on notice to the United States Trustee and all other parties entitled to receive notice.

                  (D) PJSC REORGANIZATION FEE. Subject to Section 6.4.(A) of this Plan, the Reorganized Debtors shall make the distributions as set forth on Plan Schedule 1.79 in satisfaction of the PJSC Reorganization Fee.

                  (E) DEMME SUCCESS BONUS. The Reorganized Debtors shall make the distributions as set forth on Plan Schedule 1.35, in satisfaction of the Demme Success Bonus.

                  (F) PBGC ALLOWED ADMINISTRATIVE CLAIM. The Reorganized Debtors shall make distributions on account of the PBGC Allowed Administrative Claim in four equal installments payable bi-annually commencing on the date which is six months following the Effective Date, and to be secured until fully paid by the Post-Effective Date Trade Lien for so long as the Post-Effective Date Trade Lien Program is in effect and, thereafter, by a lien attached to the same collateral and on the same terms and of the same priority as under the Post-Effective Date Trade Lien Program.

         2.2. SENIOR NOTE TRUSTEE CLAIM. The Reorganized Debtors shall pay the Senior Note Trustee Claim in Cash on the Effective Date, without the need for the Senior Note Trustee to file an application for allowance with the Bankruptcy Court. Upon payment of such Senior Note Trustee Claim in full, the Senior Note Trustee shall be deemed to have released its lien and priority rights for its fees and expenses under the Senior Note Indenture solely to the extent of such payment.

         2.3. PRIORITY TAX CLAIMS. Unless otherwise agreed by the holder of an Allowed Priority Tax Claim (in which event such other agreement shall govern), each holder of an Allowed Priority Tax Claim shall receive, at the Reorganized Debtors' option, (a) on the Initial Distribution Date, Cash equal to the amount of such Allowed Priority Tax Claim or (b) Cash in six equal annual installments, together with interest thereon at the legal rate required for such claims in chapter 11 cases, which interest shall be paid annually in arrears pursuant to Section 1129(a)(9)(C) of the Code.

         2.4. DIP FACILITY CLAIM. On the Effective Date, the DIP Facility Claim shall be paid in full in Cash, or otherwise satisfied in a manner acceptable to the DIP Lenders.

         2.5. POST-PETITION TRADE LIEN CLAIMS. Upon the Effective Date, the Lien granted by the Trade Lien Program shall be released. Unless otherwise agreed by the holder of an Allowed Trade Lien Claim (in which event such other agreement shall govern), each holder of an Allowed Trade Lien Claim shall be paid in full in Cash on the date on which, in the ordinary course of business, such Allowed Trade Lien Claim becomes due and owing. If the Reorganized Debtors implement a Post-Effective Date Trade Lien Program, then each holder of an Allowed Trade Lien Claim shall also share PARI PASSU in any Post-Effective Date Trade Lien on the terms and conditions described in Section 5.17. hereof.

         B.       CLASSIFIED CLAIMS AND INTERESTS.

         2.6.     CLASS 1 -- PRIORITY NON-TAX CLAIMS

                  (A) CLASSIFICATION. Class 1 consists of all Priority Non-Tax Claims.

                  (B) ALLOWANCE. Class 1 Claims shall be allowed or disallowed in accordance with Section 6.4.(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                  (C) TREATMENT. Unless otherwise agreed by the holder of an Allowed Priority Non-Tax Claim (in which event such agreement shall govern), each holder of an Allowed Class 1 Claim shall be paid in full in Cash on the later of the Initial Distribution Date and a date that is as soon as practicable after the date upon which such Claim becomes an Allowed Priority Non-Tax Claim.

                  (D) IMPAIRMENT AND VOTING. Class 1 Claims are unimpaired and the holders thereof are not entitled to vote on this Plan.

         2.7.     CLASS 2 -- OTHER SECURED CLAIMS.

                  (A)      CLASSIFICATION. Class 2 consists of Other Secured
Claims.

                  (B) ALLOWANCE. Class 2 Claims shall be allowed or disallowed in accordance with Section 6.4.(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                  (C) TREATMENT. Other Secured Claims against the Debtors shall, at the sole option of the Debtors, be (i) paid in full in Cash on the Initial Distribution Date, (ii) reinstated according to the terms of the relevant instrument, (iii) paid on such other terms as the Debtors and the holder of such Claim may agree, or (iv) satisfied through the surrender by the applicable Debtors of the collateral securing the Claim to the holder thereof. Each of the Blairsville Property Claim and the Clarion Property Claim shall be Allowed Class 2 "Other Secured Claims" hereunder. Notwithstanding anything contained in this Plan to the contrary, pursuant to and in accordance with the terms of Section 1124(2) of the Bankruptcy Code, the Blairsville Property Mortgage Documents and the Clarion Property Mortgage Documents shall be reinstated and reaffirmed in accordance with their terms as provided in Section 2.7.(C)(ii) hereof, and such agreements shall continue in full force and effect following the Effective Date.

                  (D) IMPAIRMENT AND VOTING. Class 2 Claims are unimpaired and the holders thereof are not entitled to vote on this Plan.

         2.8.     CLASS 3 -- UNSECURED CLAIMS.

                  (A) CLASSIFICATION. Class 3 consists of Unsecured Claims, including the PBGC Claims and the Senior Note Allowed Claim.

                  (B) ALLOWANCE. Class 3 Unsecured Claims shall be allowed or disallowed in accordance with Section 6.4.(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules, except (i) in accordance with the PBGC Settlement, the PBGC Allowed Unsecured Claim shall be an Allowed Class 3 Claim pursuant to this Plan and entitled to the distributions set forth herein, and (ii) the Senior Note Allowed Claim shall be an Allowed Claim pursuant to this Plan and entitled to the distributions set forth herein and any proof of claim in respect of the Senior Notes filed by a registered or beneficial holder of Senior Notes for principal and interest owing as of the Petition Date shall be deemed expunged and disallowed as duplicative of proof of claim numbered 2099 filed by the Senior Note Trustee.

                  (C) TREATMENT. Each holder of an Allowed Unsecured Claim shall receive (i) its PRO RATA share of 100% of the New Penn Traffic Common Shares issued and distributed pursuant to Sections 5.9. and 6.2. of this Plan, subject to (a) dilution resulting from the issuance of additional New Penn Traffic Common Shares upon the exercise of options to purchase New Penn Traffic Common Shares granted to management of Reorganized Penn Traffic pursuant to the Management Stock Incentive Program, and (b) such adjustments to the total issued New Penn Traffic Common Shares as may occur pursuant to Section 6.3.(A) of this Plan, and (ii) its PRO RATA share of all Trust Recoveries, if any.

                  (D) IMPAIRMENT AND VOTING. Class 3 Unsecured Claims are impaired and the holders thereof are entitled to vote on this Plan.

         2.9.     CLASS 4 -- CONVENIENCE CLAIMS.

                  (A)      CLASSIFICATION. Class 4 consists of all Convenience
Claims.

                  (B) ALLOWANCE. Claims, including claims of beneficial holders of Senior Notes, in the amount of $5,000.00 or less shall be Allowed in the amount filed or scheduled, and Claims voluntarily reduced to $5,000.00 by Ballot election shall be Allowed in the amount of $5,000.00.

                  (C) TREATMENT. Each holder of an Allowed Convenience Claim shall receive Cash equal to 15% of its Allowed Claim against the Debtors, PROVIDED, HOWEVER, that a holder of more than one Allowed Convenience Claim, which Claims in the aggregate exceed $5,000.00, may elect to be treated with respect to and in the amount of such aggregated Claim, as a Class 3 Claimholder for distribution purposes only.

                  (D) IMPAIRMENT AND VOTING. Class 4 Convenience Claims are impaired and the holders thereof are entitled to vote on this Plan.

         2.10.    CLASS 5 -- INTERCOMPANY CLAIMS.

                  (A)      CLASSIFICATION. Class 5 consists of Intercompany
Claims.

                  (B) TREATMENT. Subject to Section 5.10. of this Plan, Intercompany Claims shall be discharged, and the holders of Intercompany Claims shall not be entitled to receive or retain any property on account of such Claims.

                  (C) IMPAIRMENT AND VOTING. Class 5 Intercompany Claims are impaired and the holders thereof are deemed not to have accepted this Plan.

         2.11.    CLASS 6 -- COMMON STOCK CLAIMS AND INTERESTS.

                  (A) CLASSIFICATION. Class 6 consists of Common Stock Claims and Interests.

                  (B) TREATMENT. Interests shall be cancelled, and the holders of Common Stock Claims and Interests shall not be entitled to receive or retain any property on account of such Claims and Interests.

                  (C) IMPAIRMENT AND VOTING. Class 6 Common Stock Claims and Interests are impaired and the holders thereof are deemed not to have accepted this Plan.


                                  ARTICLE III

              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         3.1. REJECTED CONTRACTS AND LEASES1.1. Each executory contract and unexpired lease to which any of the Debtors is a party shall be deemed automatically rejected as of the Effective Date, UNLESS such executory contract or unexpired lease (a) shall have been previously rejected or assumed by order of the Bankruptcy Court or (b) is the subject of a motion to assume or reject filed on or before the Confirmation Date or (c) is listed on the schedule of contracts and leases to be rejected or assumed as of the Effective Date pursuant to this Plan, annexed as Plan Schedules 3.1 and 3.2, respectively (and as the same may be modified or supplemented, if at all, pursuant to Section 3.3.(B) of this Plan). The Confirmation Order shall constitute an order of the Bankruptcy Court approving such deemed rejection as of the Effective Date. All executory contracts and unexpired leases specifically listed on the schedule of rejected executory contracts and unexpired leases, annexed as Plan Schedule 3.1, shall be deemed automatically rejected pursuant to this Plan by the applicable Debtor as of the Effective Date.

         3.2. ASSUMED CONTRACTS AND LEASES. All executory contracts and unexpired leases specifically listed on the schedule of assumed executory contracts and unexpired leases, which shall be filed twenty (20) days prior to the Voting Deadline as Plan Schedule 3.2, as modified or supplemented, if at all, pursuant to Section 3.3.(B) of this Plan, shall be deemed automatically assumed pursuant to this Plan by the applicable Debtor as of the Effective Date.

                  Each executory contract and unexpired lease that is assumed under this Plan and relates to the use, ability to acquire or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affect such executory contract or unexpired lease and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, reciprocal easement agreements and any other interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to a Final Order of the Bankruptcy Court or is otherwise rejected as part of this Plan.

         3.3.     MISCELLANEOUS.

                  (A) The Debtors reserve the right to file a motion on or before the Confirmation Date to assume or reject any executory contract or unexpired lease.

                  (B) Notwithstanding any other provision of this Plan, each of the Debtors shall retain the right, at any time prior to the Confirmation Hearing, to modify or supplement Plan Schedule 3.1 and Plan
Schedule 3.2 including, without limitation, the right to add any executory contract or unexpired lease to, or delete any executory contract or unexpired lease from, Plan Schedule 3.1 or Plan Schedule 3.2. The Debtors shall promptly provide notice of any amendment, modification or supplement to Plan Schedules
3.1 or 3.2 to the Creditors' Committee, the DIP Lenders and the affected non-debtor party to the executory contract or unexpired lease.

                  (C) Listing an executory contract or unexpired lease on Plan Schedule 3.1 or Plan Schedule 3.2 shall not constitute an admission by any of the Debtors or the Reorganized Debtors that such contract or lease (including any related agreements that may exist) is an executory contract or unexpired lease or that the applicable Debtor or Reorganized Debtor has any liability thereunder.

         3.4. PAYMENTS RELATED TO ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES. Any monetary amounts by which each executory contract and unexpired lease to be assumed under this Plan may be in default shall be satisfied by Cure in the amount, if any, set forth in Plan Schedule 3.2, or, in the event of an objection to such Cure amount, in the amount agreed between the parties or as ordered by the Bankruptcy Court. Objections, if any, to a Cure amount set forth on Plan Schedule 3.2 shall be filed by the non-debtor party to the unexpired lease or executory contract with the Bankruptcy Court on or before the Voting Deadline. If the non-debtor party to the unexpired lease or executory contract does not file an objection with the Bankruptcy Court to the amount of Cure set forth in Plan Schedule 3.2 on or before the Voting Deadline, or if notified of the assumption after the Voting Deadline, within ten (10) days of such notice, such non-debtor party shall be deemed to accept such Cure amount. In the event of a dispute regarding (a) the nature or the amount of any Cure,
(b) the ability of the applicable Reorganized Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of Section 365 of the Code) under the contract or lease to be assumed or (c) any other matter pertaining to assumption, such dispute shall be determined by the Bankruptcy Court, or as the parties may otherwise agree. To the extent that the Debtor which is a party to the unexpired lease or executory contract is to be merged pursuant to Section 5.4. of this Plan, upon assumption as contemplated herein, the Reorganized Debtor that is the surviving entity after such merger shall be the party to the unexpired lease or executory contract.

         3.5. POST-PETITION CONTRACTS AND LEASES. All contracts, agreements and leases entered into, or assumed by, the Debtors after the Petition Date shall be deemed assigned by the Debtors to the Reorganized Debtors on the Effective Date.

         3.6. REJECTION DAMAGES BAR DATE. Except as provided by any separate Bar Date order previously entered by the Bankruptcy Court, if the rejection by a Debtor, pursuant to this Plan or otherwise, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against any Debtor or Reorganized Debtor or the properties of any of them unless a proof of such Claim is filed with the clerk of the Bankruptcy Court and served upon counsel to the Debtors within thirty
(30) days after service of the earlier of (a) notice of the Confirmation Date or
(b) other notice that the executory contract or unexpired lease has been rejected pursuant to an order of the Bankruptcy Court.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.1. CONDITIONS TO OCCURRENCE OF EFFECTIVE DATE. The following are conditions precedent to the occurrence of the Effective Date, each of which may be satisfied or waived in accordance with Section 4.2. of this Plan: (i) the Reorganized Debtors shall have entered into definitive documentation with respect to the Exit Financing Facility and the Sale Leaseback Transaction, in each case, which shall be reasonably satisfactory to the Creditors' Committee, and all conditions precedent under the Exit Financing Facility and Sale Leaseback Transaction shall have been satisfied (but for the occurrence of the Effective Date); (ii) the Confirmation Order shall have become a Final Order;
(iii) the Amended Certificates of Incorporation shall have been properly filed with the appropriate Secretaries of State; (iv) all authorizations, consents and regulatory approvals required (if any) for the Plan's effectiveness shall have been obtained; (v) the Cash Balance Pension Plan shall have been terminated pursuant to relevant provisions of ERISA; (vi) the Bankruptcy Court shall have entered a Final Order approving the PBGC Settlement, and (vii) the Reorganized Debtors shall have entered into the Trust Agreement.

         4.2. WAIVER OF CONDITIONS TO CONSUMMATION. The conditions set forth in Section 4.1. of this Plan may be waived, in whole or in part, upon the mutual consent of the Debtors and the Creditors' Committee, without notice to any other parties in interest or the Bankruptcy Court and without a hearing. No waiver or non-waiver of any such conditions shall diminish the application of the mootness doctrine with respect to the Confirmation of this Plan or any order entered in connection therewith, which doctrine shall apply to the fullest extent of applicable law.

         4.3. NON-CONSENSUAL CONFIRMATION. Because Classes 5 and Class 6 are deemed not to have accepted this Plan pursuant to Section 1126(g) of the Code, as to such Classes and any other Class that votes to reject this Plan, the Debtors are seeking confirmation of this Plan in accordance with Section 1129(b) of the Code, either under the terms provided herein or upon such terms as may exist if this Plan is modified in accordance with
Section 1127(d) of the Code.


                                   ARTICLE V

                             IMPLEMENTATION OF PLAN

         5.1. PRE-EFFECTIVE DATE MANAGEMENT AND OPERATION OF DEBTORS. After the Confirmation Date and until the Effective Date, the current directors and officers of each Debtor shall continue to serve in such capacities, subject to such changes as may be determined by the Board of Directors of a Debtor in accordance with the current Bylaws and Certificates of Incorporation of such Debtor (or comparable organizational documents).

         5.2. POST-EFFECTIVE DATE COMMITTEE; DISSOLUTION OF COMMITTEE. The Creditors' Committee shall continue to exist after the Confirmation Date until the Effective Date with the same power and authority, and the same ability to retain and compensate professionals, as it had prior to the Confirmation Date. On and as of the Effective Date, the Creditors' Committee shall be reconstituted and shall be comprised of no more than three (3) members of the Creditors' Committee (which may include EX-OFFICIO members) prior to the Effective Date (the "Post-Effective Date Committee"). The members of the Creditors' Committee who are not members of the Post-Effective Date Committee shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Cases. In the event of the death or resignation of any member of the Post-Effective Date Committee after the Effective Date, a majority of the remaining members of the Post-Effective Date Committee shall have the right to designate a successor from among the holders of Allowed Class 3 Claims. If a Post-Effective Date Committee member assigns its Claim or releases the Debtors from payment of all or the balance of its Claim, such act shall constitute a resignation from the Post-Effective Date Committee. Until a vacancy on the Post-Effective Date Committee is filled, the Post-Effective Date Committee shall function in its reduced number. The Reorganized Debtors shall consult with the Post-Effective Date Committee on a regular basis concerning the Reorganized Debtors' investigation, prosecution and proposed settlement of Class 3 Claims and shall provide written reports to the Post-Effective Date Committee on a monthly basis regarding the status of the Claims resolution process. The Reorganized Debtors shall not settle or compromise any Class 3 Claim in excess of the Allowed amount of $25,000 without either the approval of the Post-Effective Date Committee (which shall act by majority vote) or an order of the Bankruptcy Court. Subject to the approval of the Post-Effective Date Committee, the Reorganized Debtors may settle or compromise any Class 3 Claim in excess of the Allowed amount of $25,000 without an order of the Bankruptcy Court. The Reorganized Debtors may settle or compromise any Class 3 Claim for less than the Allowed amount of $25,000 without an order of the Bankruptcy Court and without the approval of the Post-Effective Date Committee. The duties of the Post-Effective Date Committee shall also include services related to any applications for allowance of compensation or reimbursement of expenses of professional persons pending on the Effective Date or filed after the Effective Date (collectively, the "Filed Fee Applications") and the Post-Effective Date Committee shall have the right to be heard on all issues relating to Final Fee Applications. The Reorganized Debtors shall pay (a) the reasonable expenses of the members of the Creditors' Committee between the

Confirmation Date and the Effective Date, and the Post-Effective Date Committee (the "Post-Effective Date Committee Expenses") and (b) the reasonable fees and expenses of the professional persons employed by the Post-Effective Date Committee in connection with its duties and responsibilities as set forth in this Plan (the "Post-Effective Date Committee Professional Fees") and the Post-Effective Date Committee shall have the right to be heard on all issues relating to the Filed Fee Applications. The Post-Effective Date Committee Expenses and the Post-Effective Date Committee Professional Fees shall be paid within ten (10) Business Days after submission of a detailed invoice therefor to the Reorganized Debtors. If the Reorganized Debtors dispute the reasonableness of any such invoice, the Reorganized Debtors, the Post-Effective Date Committee or the affected professional may submit such dispute to the Bankruptcy Court for a determination of the reasonableness of such invoice, and the disputed portion of such invoice shall not be paid until the dispute is resolved. The undisputed portion of such reasonable fees and expenses shall be paid as provided herein. The Post-Effective Date Committee shall be dissolved and the members thereof shall be released and discharged of and from further authority, duties, responsibilities and obligations relating to and arising from and in connection with the Cases on the later of (i) the Final Distribution Date and (ii) the date all services related to Filed Fee Applications are completed, and the retention or employment of the Post-Effective Date Committee's professionals shall terminate.

         5.3. PRE-EFFECTIVE DATE INJUNCTIONS OR STAYS. All injunctions or stays, whether by operation of law or by order of the Bankruptcy Court, provided for in the Cases pursuant to Sections 105 or 362 of the Code or otherwise that are in effect on the Confirmation Date shall remain in full force and effect until the Effective Date.

         5.4. MERGER OF CERTAIN DEBTORS. Effective as of the Effective Date but immediately prior to the discharge of the Debtors described in Section 8.2. of this Plan, each of Dairy Dell, Inc., Bradford Supermarkets, Inc., Abbott Realty Corporation and Big Bear Distribution Company shall be merged with and into The Penn Traffic Company and The Penn Traffic Company shall be the surviving corporation in such merger. Except as otherwise set forth in this Plan, or as modified by appropriate corporate action after the Effective Date, the corporate structure and equity ownership of the Debtors and their subsidiaries shall be unchanged.

         5.5. AMENDED CERTIFICATES OF INCORPORATION AND AMENDED BYLAWS. As of the Effective Date, the certificates of incorporation and bylaws of each of the Debtors (or comparable organizational documents) shall be amended as necessary to satisfy the provisions of this Plan and the Code, including, without limitation, the prohibition against the issuance of non-voting equity securities set forth in Section 1123(a)(6) of the Code (respectively, the "Amended Certificates of Incorporation" and the "Amended Bylaws"). The forms of Amended Certificates of Incorporation and Amended Bylaws, to be filed on or before the Exhibit Filing Date as Exhibits 1 and 2 to this Plan, shall become effective on the Effective Date. After the Effective Date, the Amended Certificates of Incorporation and Amended Bylaws shall be subject to such further amendments or modifications as may be made by law, or pursuant to such Amended Certificates of Incorporation and Amended Bylaws.

         5.6. POST-EFFECTIVE DATE MANAGEMENT AND OPERATION OF REORGANIZED DEBTORS. As of the Effective Date, the directors and officers of each Debtor that is not a Reorganized Debtor shall be terminated. The Debtors shall file Plan Schedule 5.6 with the Bankruptcy Court on or before the Exhibit Filing Date setting forth the offices, the names and affiliations of, and the compensation proposed to be paid to, the individuals intended to serve as directors and officers of each Reorganized Debtor on and after the Effective Date. The initial board of directors of Reorganized Penn Traffic shall consist of seven members, four of which shall be designated by the Creditors' Committee, two of which shall be designated by the holders of a majority of the Senior Notes, and one of which shall be Robert J. Chapman. On and after the Effective Date, each Reorganized Debtor shall be governed in accordance with the Amended Certificates of Incorporation and Amended Bylaws.

         5.7. EXIT FINANCING FACILITY. The closing of the Exit Financing Facility shall occur on or before the Effective Date.

         5.8. SALE LEASEBACK TRANSACTION. The closing of the Sale Leaseback Transaction shall occur on or before the Effective Date.

         5.9. ISSUANCE OF NEW PENN TRAFFIC COMMON SHARES(A) . On the Initial Distribution Date, each Interim Distribution Date and the Final Distribution Date, as applicable, Reorganized Penn Traffic shall issue New Penn Traffic Common Shares for distribution in accordance with this Plan. The issuance of the New Penn Traffic Common Shares and the distribution thereof in accordance with this Plan shall be exempt from registration under applicable securities laws (including without limitation, Section 5 of the Securities Act or any similar state or local law requiring the registration for offer or sale of a security or registration or licensing of an issuer of a security) pursuant to Section 1145(a) of the Code, and may be sold without registration to the extent permitted under Section 1145 of the Code.

         5.10. TRANSFER OF INTERCOMPANY CLAIMS. Prior to the discharge of Intercompany Claims, as provided in Section 2.10.(B) of this Plan, the Debtors shall have the right to retain, or effect such transfers and setoffs with respect to, Intercompany Claims as they may deem appropriate for accounting, tax and commercial business purposes, to the fullest extent permitted by applicable law, without affecting the treatment accorded those claims pursuant to Section
2.10. of this Plan.

         5.11. MANAGEMENT STOCK INCENTIVE PROGRAM. As soon as practicable after the Effective Date, the Management Stock Incentive Program shall be adopted by the Board of Directors of Reorganized Penn Traffic.

         5.12. EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS. The Chief Executive Officer, President, Chief Financial Officer, General Counsel, Vice President-Finance & Chief Accounting Officer or Senior Vice President & Chief Marketing Officer of Penn Traffic or any Debtor shall be authorized to execute, deliver, file or record such contracts, instruments, releases, indentures and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of this Plan, without any further order of the Bankruptcy Court and without the requirement of any further action by any stockholder or director of any of the Debtors or Reorganized Debtors. The Secretary or any Assistant Secretary of each Debtor or Reorganized Debtor shall be authorized to certify or attest to any of the foregoing actions.

         5.13.    EXEMPTION FROM CERTAIN TRANSFER AND OTHER TAXES. Pursuant to
Section 1146 of the Code, (a) the issuance, transfer or exchange of any securities, instruments or documents, (b) the creation of any Lien, mortgage, deed of trust or other security interest, including with respect to the Exit Financing Facility, the Sale Leaseback Transaction and the Post-Effective Date Trade Lien Program and any documents relating to the Exit Financing Facility, the Sale Leaseback Transaction and the Post-Effective Date Trade Lien Program
(c) the making or assignment of any lease or sublease or the making or delivery of any deed or other instrument of transfer under, pursuant to, in furtherance of, or in connection with this Plan, including, without limitation, any deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under this Plan or the reinvesting, transfer or sale of any real or personal property of the Debtors pursuant to, in implementation of, or as contemplated in this Plan and (d) the issuance, renewal, modification or securing of indebtedness by such means including with respect to the Exit Financing Facility, the Sale Leaseback Transaction and the Post-Effective Date Trade Lien Program and any documents relating to the Exit Financing Facility, the Sale Leaseback Transaction and the Post-Effective Date Trade Lien Program, and the making, delivery or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, this Plan, including, without limitation, the Confirmation Order, the Exit Financing Facility, the Sale Leaseback Transaction and the Post-Effective Date Trade Lien Program and any documents relating to the Exit Financing Facility, the Sale Leaseback Transaction and the Post-Effective Date Trade Lien Program, shall not be subject to any document recording tax, stamp tax, conveyance fee or other similar tax, mortgage tax, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment. Consistent with the foregoing, each recorder of deeds or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded shall, pursuant to the Confirmation Order, be ordered and directed to accept any such instruments or documents without requiring the payment of any filing fees, documentary stamp tax, deed stamps, stamp tax, transfer tax, intangible tax or similar tax.

         5.14. CONTINUATION OF PENN TRAFFIC'S PENSION PLANS. Other than the Debtors' Cash Balance Pension Plan, termination of which is a condition precedent to the effectiveness of this Plan pursuant to Section 4.1.(v) hereof, the Reorganized Debtors shall continue to sponsor, administer and maintain the Other Debtor Pension Plans upon the occurrence of the Effective Date, including meeting the minimum funding standards under ERISA and the Internal Revenue Code, paying all PBGC insurance premiums, and administering and operating the Other Debtor Pension Plans in accordance with their terms and ERISA. Nothing in this Plan shall be deemed to discharge, release, or relieve any Person, in any capacity, from any current or future liability, if any, for breaches of fiduciary duty under ERISA with respect to the Cash Balance Pension Plan and the Other Debtor Pension Plans, and PBGC and such Pension Plans shall not be enjoined or precluded from enforcing such liability as a result of this Plan's provisions or confirmation. Notwithstanding the foregoing, after the Effective Date, the Reorganized Debtors shall have the right and authority to terminate, amend or freeze the Other Debtor Pension Plans in accordance with their terms, ERISA, the Internal Revenue Code, and other applicable law.

         5.15. EMPLOYMENT, RETIREMENT, AND INCENTIVE COMPENSATION PLANS AND PROGRAMS. All employment and severance agreements and policies, and all employee compensation and benefit plans, policies, and programs of the Debtors applicable generally to its employees, including agreements and programs subject to Section 1114 of the Bankruptcy Code, as in effect on the Effective Date, including, without limitation, all savings plans, retirement plans, health care plans, disability plans, severance benefit plans, incentive plans, life, accidental death, and dismemberment insurance plans, and workers' compensation programs, but not including the Other Debtor Pension Plans, shall be deemed to be, and shall be treated as though they are, executory contracts but only to the extent that rights under such agreements and programs are held by the Debtors or Persons who are the Reorganized Debtors' employees as of the Effective Date, and the Debtors' obligations under such agreements and programs to individuals who are employees of the Debtors on the Effective Date shall survive the Effective Date of the Plan, without prejudice to the Reorganized Debtors' rights under applicable non-bankruptcy law to modify, amend, or terminate the foregoing arrangements, except for (i) such executory contracts or plans deemed rejected pursuant to the Plan (to the extent such rejection does not violate Section 1114 of the Bankruptcy Code) and (ii) such executory contracts or plans as have previously been terminated, or rejected, pursuant to a Final Order, or specifically waived by the beneficiaries of such plans, contracts, or programs.

         5.16. SUBSTANTIVE CONSOLIDATION OF THE DEBTORS. On the Confirmation Date, the Debtors shall be substantively consolidated for all purposes related to the Plan, including, without limitation, for purposes of voting, confirmation and distribution. Subject to the occurrence of the Effective Date, (i) all assets and liabilities of the Debtors shall be deemed merged or treated as though they were merged into and with the assets and liabilities of the other Debtors, (ii) no distributions shall be made under the Plan on account of Intercompany Claims among the Debtors and such Claims shall be discharged on the Effective Date in accordance with Section 2.10. of this Plan (but subject to Section 5.10. of this Plan), (iii) no distributions shall be made under the Plan on account of Subsidiary Equity Interests, (iv) all guarantees of the Debtors of the obligations of any other Debtor shall be deemed eliminated so that any claim against any Debtor and any guarantee thereof executed by any other Debtor and any joint or several liability of any of the Debtors shall be deemed to be one obligation of the consolidated Debtors and (v) each and every claim filed or to be filed in the Case of any of the Debtors shall be deemed filed against the consolidated Debtors, and shall be deemed one Claim against and obligation of the consolidated Debtors. Such substantive consolidation shall not (other than for purposes related to the Plan) affect (i) the legal and corporate structure of the Reorganized Debtors, (ii) Subsidiary Equity Interests and (iii) pre and post Petition Date guarantees that are required to be maintained (a) in connection with executory contracts or unexpired leases that were entered into during the Cases or that have been or shall be assumed, (b) pursuant to the Plan, or (c) in connection with the Exit Financing Facility.

         5.17. POST-EFFECTIVE DATE TRADE LIEN PROGRAM; CREDITOR SUBORDINATION PROVISION. The Debtors are considering implementing a trade lien program for the benefit of certain vendors who provide inventory and other trade support on credit to the Reorganized Debtors from time to time on and after the Effective Date as well as to the holders of any Allowed Trade Lien Claims (the "Post-Effective Date Trade Lien Program"). The terms and conditions of such Post-Effective Date Trade Lien Program, if any, shall be set forth on Plan

Schedule 5.17 to be filed with the Bankruptcy Court on or before the Exhibit Filing Date. Any Post-Effective Date Trade Lien granted in connection with the Post-Effective Date Trade Lien Program and any obligations due and owing in respect thereof shall be junior and subordinate in all respects to the Exit Financing Facility and any liens granted in connection therewith. In addition, except as otherwise provided in the Post-Effective Date Trade Lien Program and as more fully described therein, each Person entitled to receive a distribution under this Plan that becomes a creditor or equity security holder of the Reorganized Debtors shall be deemed to contractually subordinate any present or future claim, right, or other interest it may have in and to any property of the Reorganized Debtors to claims of the vendors secured by any Post-Effective Date Trade Lien; PROVIDED, HOWEVER, that in no case shall the lenders under the Exit Financing Facility be deemed subordinated in this regard. Such contractual subordination shall terminate upon termination or expiration of any Post-Effective Date Trade Lien.

         5.18. CANCELLATION OF EXISTING SECURITIES AND AGREEMENTS. Except for purposes of evidencing a right to distributions under this Plan, on the Effective Date all the agreements and other documents evidencing the Senior Note Allowed Claim shall be terminated, cancelled, and of no further force or effect; PROVIDED, HOWEVER, that the Senior Note Indenture shall continue in effect for the purposes of (i) allowing the Senior Note Trustee to make any distributions on account of the Senior Notes pursuant to this Plan and to perform such other necessary administrative functions with respect thereto, and (ii) permitting the Senior Note Trustee to maintain and assert any rights or liens on account of the Senior Note Trustee Claim.


                                   ARTICLE VI

                       DISTRIBUTIONS AND CLAIMS ALLOWANCE

         6.1. CASH DISTRIBUTIONS. Except as otherwise provided in this Plan, all distributions to be made to the holders of Allowed Claims in Cash under this Plan shall be made on or as soon as practicable after the Initial Distribution Date.

         6.2. DISTRIBUTIONS TO HOLDERS OF ALLOWED UNSECURED CLAIMS. As soon as practicable on or after the Effective Date, Reorganized Penn Traffic shall issue New Penn Traffic Common Shares, and make available to the Disbursing Agent New Penn Traffic Common Shares, in a number sufficient to make distributions on behalf of the Debtors to holders of Allowed Class 3 Claims in accordance with Sections 2.8.(C) and 6.2.(C) and (F) of this Plan. On any Interim Distribution Date and on the Final Distribution Date, as applicable, Reorganized Penn Traffic shall issue New Penn Traffic Common Shares, and make available to the Disbursing Agent New Penn Traffic Common Shares, in a number sufficient to make distributions on behalf of the Debtors to holders of Allowed Class 3 Claims in accordance with Sections 2.8.(C), 6.2.(D), (E) and (F) of this Plan. The Disbursing Agent shall make distributions of New Penn Traffic Common Shares to holders of Allowed Class 3 Claims as follows:

                  (A) As soon as practicable after the Effective Date, Reorganized Penn Traffic shall cause the Disbursing Agent to send a notice and a transmittal form (which shall specify that delivery shall be effected and risk of loss and title to the Senior Notes shall pass, except to the extent that the Senior Notes held by holders are evidenced by electronic entry, only upon delivery of the Senior Notes to the Senior Note Trustee, and shall be in such form and have such other reasonable provisions as Reorganized Penn Traffic and the Senior Note Trustee may reasonably specify) to each holder of record of a Senior Note as of the Distribution Record Date advising such holder of the effectiveness of this Plan and the procedure for surrendering to the Senior Note Trustee such Senior Note in exchange for the New Penn Traffic Common Shares issuable to it pursuant to Section 2.8.(C) of this Plan.

                  At the close of business on the Distribution Record Date, the transfer ledgers in respect of the Senior Notes shall be closed, and there shall be no further changes in the record holders of the Senior Notes. The Reorganized Debtors, the Disbursing Agent and the Senior Note Trustee shall have no obligation to recognize any transfer of Senior Notes occurring after the Distribution Record Date. The Reorganized Debtors, the Disbursing Agent and the Senior Note Trustee shall be entitled instead to recognize and deal for all purposes hereunder only with those record holders stated on the transfer ledgers as of the close of business on the Distribution Record Date.

                  If a holder of a Senior Note is unable to surrender a Senior Note because it has been destroyed, lost or stolen, such holder may receive a distribution with respect to such Senior Note upon request to the Senior Note Trustee in an acceptable form with: (i) proof of such holder's title to such Senior Note; (ii) proof of the destruction or theft of such Senior Note, or an affidavit to the effect that the same has been lost and after diligent search cannot be found; and (iii) such indemnification as may reasonably be required by the Reorganized Debtors and the Senior Note Trustee to indemnify the Reorganized Debtors, the Disbursing Agent, the Senior Note Trustee, and all other persons deemed appropriate by the Senior Note Trustee and the Reorganized Debtors against any loss, action, suit or other claim whatsoever that may be made as a result of such holder's receipt of a distribution on account of such Senior Note under this Plan. Any holder that fails to comply with this Section 6.2.(A) before the first anniversary of the Effective Date shall be deemed to have forfeited all rights and claims and may not participate in any distribution under this Plan.

                  (B) As soon as practicable after the Effective Date, Reorganized Penn Traffic shall cause the Disbursing Agent to send a notice to each holder of an Allowed Class 3 Claim and each holder of an Allowed Class 4 Claim advising such holder of the effectiveness of this Plan and requesting the completion and return of the Taxpayer Identification Request Form. The Class 3 or Class 4 distribution of any holder of an Allowed Class 3 Claim or an Allowed Class 4 Claim, as the case may be, who fails to return the Taxpayer Identification Request Form within 120 days following the mailing by the Disbursing Agent of the Taxpayer Identification Request Form shall be automatically deemed Unclaimed Property pursuant to Section 6.3.(H) of this Plan at the expiration of such 120 day period without further order of the Bankruptcy Court.

                  (C) Subject to Section 6.2.(B) hereof, on the Initial Distribution Date, the Disbursing Agent shall make a PRO RATA distribution (determined in accordance with Section 6.2.(F) of this Plan) of the New Penn Traffic Common Shares allocable to Allowed Claims held by holders of Class 3 Claims as of the Distribution Record Date. Distributions of the New Penn Traffic Common Shares on account of the Senior Note Allowed Claim shall be made to the Senior Note Trustee. The Senior Note Trustee shall, in turn, as soon as is practicable, make distributions to the holders of the Senior Notes pursuant to the terms of the

Senior Note Indenture and the Plan so long as the holders are in compliance with Sections 6.2.(A) and (B) above.

                  (D) Subject to Sections 6.2.(A) and (B) hereof, on any Interim Distribution Date, the Disbursing Agent shall make PRO RATA distributions (determined in accordance with Section 6.2.(F) of this Plan) of New Penn Traffic Common Shares to holders of Allowed Class 3 Claims pursuant to and consistent with resolutions of Disputed Claims since the Initial Distribution Date, or the previous Interim Distribution Date, as the case may be.

                  (E) Subject to Sections 6.2.(A) and (B) hereof, on the Final Distribution Date, the Disbursing Agent shall make a PRO RATA distribution (determined in accordance with Section 6.2.(F) of this Plan) of New Penn Traffic Common Shares to holders of Allowed Class 3 Claims pursuant to and consistent with resolutions of Disputed Claims since the Initial Distribution Date (if there have been no distributions since the Initial Distribution Date), or the previous Interim Distribution Date, as the case may be.

                  (F) The PRO RATA share of New Penn Traffic Common Shares distributable to any holder of an Allowed Class 3 Claim under Section 6.2.(C), 6.2.(D) or 6.2.(E) hereof shall equal (i) 10,000,000 multiplied by (ii) a fraction, the numerator of which is equal to such holder's Allowed Class 3 Claims as of the relevant distribution date under Section 6.2.(C), 6.2.(D) or 6.2.(E) hereof, as applicable, and the denominator of which is equal to 110% of the total amount of Allowed Class 3 Claims as of the Initial Distribution Date; PROVIDED, that for purposes of calculating such denominator, all Disputed Claims in Class 3 as of the Initial Distribution Date shall be treated as though such Claims were Allowed Claims in the Face Amount of such Claims as of the Distribution Record Date, regardless of whether such Claims are subsequently disallowed in whole or in part.

         6.3.     MISCELLANEOUS DISTRIBUTION PROVISIONS.

                  (A) FRACTIONAL PLAN SECURITIES. Notwithstanding any other provision of this Plan, only whole numbers of shares of New Penn Traffic Common Shares shall be issued. When any distribution on account of an Allowed Claim would otherwise result in the issuance of a number of shares of New Penn Traffic Common Shares that are not a whole number, the actual distribution of such Shares shall be rounded to the next higher or lower whole number of Shares as follows: (i) fractions equal to or greater than 1/2 shall be rounded to the next higher whole number; and (ii) fractions less than 1/2 shall be rounded to the next lower number. No consideration shall be provided in lieu of fractional shares that are rounded down.

                  (B) DISTRIBUTIONS ON NON-BUSINESS DAYS. Any payment or distribution due on a day other than a Business Day shall be made, without interest, on the next Business Day.

                  (C) POST-CONSUMMATION EFFECT OF EVIDENCES OF CLAIMS OR INTERESTS. Notes, stock certificates and other evidence of Claims against or Interests in the Debtors shall, effective on the Effective Date, represent only the right to participate in the distributions contemplated by this Plan, if any, and shall not be valid or effective for any other purpose.

                  (D) NO DISTRIBUTION IN EXCESS OF ALLOWED AMOUNT OF CLAIM. Notwithstanding anything to the contrary herein, if any portion of a Claim is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of the portion of such Claim that is a Disputed Claim unless and until such Disputed Claim becomes an Allowed Claim, but the payment or distribution provided hereunder shall be made on account of the portion of such Claim that is an Allowed Claim.

                  (E) DISPUTED PAYMENTS. If any dispute arises as to the identity of the holder of an Allowed Claim entitled to receive any distribution under this Plan, the Reorganized Debtors may retain such distribution until its disposition is determined by a Final Order or written agreement among the interested parties to such dispute.

                  (F) DELIVERY OF DISTRIBUTIONS. Subject to Bankruptcy Rule 9010 and Sections 6.2.(A) and (B) hereof, all distributions to any holder of an Allowed Claim, except the holder of a Senior Note Allowed Claim, shall be made at the address of such holder as set forth on the Schedules filed with the Bankruptcy Court or on the books and records of the Debtors or their agents, unless the Debtors have been notified in writing of a change of address, including, without limitation, by the filing of a proof of claim by such holder that contains an address for such holder different from the address reflected on such Schedules for such holder. All distributions to any holder of a Senior Note Allowed Claim shall be made to the Senior Note Trustee. In the event that any distribution to any holder is returned as undeliverable, no further distributions shall be made in respect of such Claim unless and until the Disbursing Agent or the Senior Note Trustee is notified in writing of such Claim holder's then current address, at which time such distribution shall be made to such holder without interest; provided that such distributions shall be deemed Unclaimed Property at the expiration of one hundred twenty (120) days after the distribution date applicable to such distribution.

                  (G) ESTIMATION OF DISPUTED CLAIMS. The aggregate Face Amount of (a) Disputed Claims and (b) Allowed Claims shall set the maximum allowable aggregate amount of Claims in Class 3. The existence of a Disputed Claim in Class 3 shall not impair or impede the making of a distribution to Allowed Claims in such Class or any other Class. If the Allowed amount of any particular Disputed Claim is reconsidered under Section 502(j) of the Code and Bankruptcy Rule 3008 and/or is Allowed in an amount that is greater than the estimated amount of such Claim, or the ultimately Allowed amount of all Disputed Claims in Class 3 is greater than the estimated aggregate Face Amount of such Claims, no claimant shall have recourse against the Reorganized Debtors (or any property thereof), any distributions made to a creditor in any other Class herein, or any distribution previously made on account of any Allowed Claim (however, nothing herein shall modify any right of a holder of a reconsidered Claim under the penultimate sentence of Section 502(j) of the Code).

                  (H) UNCLAIMED PROPERTY. Holders of Allowed Class 3 Claims and Allowed Class 4 Claims to Unclaimed Property shall cease to be entitled thereto, and such Unclaimed Property shall revert to the Reorganized Debtors.

                  (I) VOTING OF NEW PENN TRAFFIC COMMON SHARES. New Penn Traffic Common Shares that are Unclaimed Property or reserved for Disputed Claims shall not be voted at any meeting of the stockholders of Reorganized Penn Traffic.

                  (J) SETOFFS AND RECOUPMENT. The Reorganized Debtors may, but shall not be required to, setoff or recoup against any Allowed Claim and the distributions to be made pursuant to this Plan on account of such Claim, claims of any nature that the Debtors or Reorganized Debtors may have against the holder of such Allowed Claim; PROVIDED, HOWEVER, that neither the failure to effect such a setoff or recoupment nor the allowance of any Claim against the Debtors or the Reorganized Debtors shall constitute a waiver or release by the Debtors or the Reorganized Debtors of any setoff or recoupment claim that the Debtors or the Reorganized Debtors may possess against such holder.

                  (K) COMPLIANCE WITH TAX REQUIREMENTS. In connection with this Plan, to the extent applicable, the Reorganized Debtors shall comply with all tax withholding and reporting requirements imposed on them by any governmental unit, and all distributions pursuant to this Plan that may be necessary or appropriate to comply with such withholding and reporting requirements. Notwithstanding any other provision of this Plan, each Person that has received any distribution pursuant to this Plan shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligation imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution.

                  (L) DISBURSING AGENT. All distributions under the Plan shall be made by the Reorganized Debtors or the Disbursing Agent or such other entity as may be designated by the Reorganized Debtors as a Disbursing Agent, in consultation with the Post-Effective Date Committee, including the Senior Note Trustee. No Disbursing Agent, including the Senior Note Trustee, shall be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court; and, in the event that the Disbursing Agent or the Senior Note Trustee is so otherwise ordered, all cost and expenses of procuring any such bond or surety shall be borne by the Reorganized Debtors. The amount of any reasonable fees and expenses incurred by the Disbursing Agent and the Senior Note Trustee on or after the Effective Date (including, without limitation, taxes) and any reasonable compensation and expense reimbursement claims (including, without limitation, reasonable attorney fees and expenses) made by the Disbursing Agent and the Senior Note Trustee in making distributions under the Plan shall be paid in Cash by the Reorganized Debtors.

         6.4.     PROCEDURE FOR DETERMINATION OF CLAIMS AND INTERESTS.

                  (A) BAR DATE FOR CERTAIN ADMINISTRATIVE CLAIMS. All applications for final compensation of professional persons employed by the Debtors or the Creditors' Committee pursuant to orders entered by the Bankruptcy Court and on account of services rendered prior to the Effective Date, and all other requests for payment of Administrative Claims (except for ordinary course trade debt and customer deposits and credits incurred in the ordinary course of business after the Petition Date) shall be served on the Reorganized Debtors and Post-Effective Date Committee in accordance with Section 9.10. of this Plan and filed with the Bankruptcy Court, no later than 25 days after the Effective Date. Any such claim that is not served and filed within this time period shall be discharged and forever barred. Objections to any such application must be filed within 15 days after filing thereof.

                  (B) OBJECTIONS TO CLAIMS. Objections to any Claim filed by any party other than the Debtors (other than Administrative Claims governed by Section 6.4.(A) of this

Plan) must be filed no later than twenty (20) days before the Effective Date; PROVIDED, HOWEVER, that the Reorganized Debtors and only the Reorganized Debtors may file objections to Claims subsequent to the Effective Date through and including sixty (60) days after the Effective Date. In accordance with Section 6.3.(D) of this Plan, payment or distribution shall be made on account of all or any portion of such Claim that is an Allowed Claim. To the extent any property is distributed to an entity on account of a Claim that is not an Allowed Claim, such property shall be held in trust for and shall promptly be returned to the Reorganized Debtors. On and after the Effective Date, the Reorganized Debtors shall have authority to continue to prosecute, settle or withdraw objections to Claims and shall be entitled to compromise or settle any Disputed Claim in accordance with Section 5.2. of this Plan.


                                  ARTICLE VII

                           PENN TRAFFIC CREDITOR TRUST

         7.1. APPOINTMENT OF TRUSTEE. The Trustee for the Penn Traffic Creditor Trust shall be designated by the Creditors' Committee, subject to the approval of the Bankruptcy Court and the consent of the Debtors, which consent shall not be unreasonably withheld. The Trustee shall be independent of the Debtors and the Reorganized Debtors. The Creditors' Committee shall file a notice on a date that is not less than ten (10) days prior to the Confirmation Hearing designating the Person whom it has selected as Trustee and seeking approval of such designation. The Person designated as Trustee shall file an affidavit demonstrating that such Person is disinterested as defined by Section 101(14) of the Bankruptcy Code. If approved by the Bankruptcy Court, the Person so designated shall become the Trustee on the Effective Date. The Trustee shall have and perform all of the duties, responsibilities, rights and obligations set forth in the Trust Agreement.

         7.2.     TRANSFER OF TRUST ASSETS TO THE PENN TRAFFIC CREDITOR TRUST.

                  (A) On the Effective Date, the Debtors' Estates shall transfer and shall be deemed to have irrevocably transferred the Trust Assets to the Penn Traffic Creditor Trust, for and on behalf of the beneficiaries of the Trust, with no reversionary interest in the Debtors or the Reorganized Debtors. The foregoing transfer of Trust Assets (a) is a legal, valid, and effective transfer of property, (b) shall not be affected by any provision in any contract or other agreement between the Debtors and any Person, including without limitation, any Person that is or becomes a defendant with respect to any Trust Claims asserted by the Penn Traffic Creditor Trust, purporting to prohibit the assignment of claims by any of the Debtors or their Estates, and such anti-assignment provisions shall be deemed void as they relate to the transfer of Trust Assets, (c) shall vest the Penn Traffic Creditor Trust with good title to such property, free and clear of all liens, charges, Claims, encumbrances, or interests, except as expressly provided in this Plan or the Confirmation Order,
(d) does not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable non-bankruptcy law, (e) does not and shall not subject the Penn Traffic Creditor Trust to any liability by reason of such transfer under the Bankruptcy Code or under applicable non-bankruptcy law, including, without limitation, any laws affecting successor or transferee liability, or a reduction in any claim by way of setoff, recoupment or any other similar defenses or counterclaims.

                  (B) Upon such transfer, the Debtors, the Debtors' Estates, the Disbursing Agent and the Reorganized Debtors shall have no other or further rights or obligations with respect thereto. Notwithstanding the foregoing, the Reorganized Debtors shall make available to the Trustee and the Trustee Professionals (as defined below) reasonable access during normal business hours, upon reasonable notice, to personnel and books and records of the Debtors and/or Reorganized Debtors to enable the Trustee to perform the Trustee's tasks under the Trust Agreement and this Plan, and the Debtors and the Reorganized Debtors shall provide the Trustee, the Trust Advisory Board and/or the Trust Professionals with copies of all documents delivered to the United States Securities and Exchange Commission or any other governmental agency, department or unit in connection with the subject matter of the Trust Claims and shall provide reasonable access to evidence gathered and work product developed in connection with the subject matter of the Trust Claims, as more specifically set forth in the Trust Agreement; PROVIDED, HOWEVER, that the Reorganized Debtors shall not be required to incur expenditures in response to such requests determined by them to be unreasonable. The Reorganized Debtors shall not be entitled to compensation or reimbursement (including reimbursement for professional fees) with respect to fulfilling their obligations as set forth in this Section. The Bankruptcy Court retains jurisdiction to determine the reasonableness of either a request for assistance and/or a related expenditure. Any requests for assistance shall not interfere with the Reorganized Debtors' business operations.

                  (C) On the Effective Date, the Penn Traffic Creditor Trust shall succeed, for the benefit of beneficiaries of the Penn Traffic Creditor Trust, to all of the rights, privileges and immunities with respect to the Trust Assets including, without limitation, the attorney-client and all other evidentiary privileges, and the time periods in which Trust Claims may be brought under Sections 108 and 546 of the Bankruptcy Code or otherwise.

         7.3.     THE PENN TRAFFIC CREDITOR TRUST.

                  (A) Without any further action of the directors or shareholders of the Debtors, on the Effective Date, the Trust Agreement, substantially in the form of Exhibit 3 to this Plan, shall become effective. The Trustee shall accept the Penn Traffic Creditor Trust and sign the Trust Agreement on the Effective Date and the Penn Traffic Creditor Trust shall then be deemed created and effective.

                  (B) Interests in the Penn Traffic Creditor Trust shall be uncertificated and shall be non- transferable except upon death of the interest holder or by operation of law. Holders of interests in the Penn Traffic Creditor Trust shall have no voting rights with respect to such interests. Unless the Trustee asserts an insurance claim in writing, or commences an action or a proceeding asserting a Trust Claim within three (3) years from the Effective Date, in which case the Trust shall continue until such action or proceeding is concluded, the Penn Traffic Creditor Trust shall have a term of three (3) years from the Effective Date, without prejudice to the rights of the Trust Advisory Board to seek Bankruptcy Court approval to extend such term conditioned upon the Penn Traffic Creditor Trust's not then becoming subject to the Exchange Act (the "Trust Term"). The terms of the Trust may be amended by the Trustee or the Reorganized Debtors to the extent necessary to ensure that the Trust shall not become subject to the Exchange Act.

                  (C) The Trustee shall have full authority to take any steps necessary to administer the Trust Agreement, including, without limitation, the duty and obligation to liquidate Trust Assets, to make distributions therefrom in accordance with the provisions of this Plan and, if authorized by majority vote of those members of the Trust Advisory Board authorized to vote, to pursue and settle any Trust Claims. Upon such assignment, the Trustee, on behalf of the Penn Traffic Creditor Trust, shall assume and be responsible for any responsibilities, duties, and obligations of the Debtors with respect to the subject matter of the assignments, and the Debtors, the Disbursing Agent, and the Reorganized Debtors shall have no further rights or obligations with respect thereto.

                  (D) All costs and expenses associated with the administration of the Penn Traffic Creditor Trust, including those rights, obligations and duties described in this Plan, shall be the responsibility of and paid by the Penn Traffic Creditor Trust. Notwithstanding the preceding sentence, the Reorganized Debtors shall contribute the following to the Penn Traffic Creditor Trust to be utilized to pay the costs and expenses associated with the administration of the Penn Traffic Creditor Trust (the "Funding Contributions"): (i) $300,000 on the Effective Date and (ii) four (4) quarterly installments in the amount of $50,000 each to be paid by the Reorganized Debtors to the Penn Traffic Creditor Trust beginning on the three (3) month anniversary of the Effective Date ((i) and (ii) above, collectively, the "Initial Installments"). If the Reorganized Debtors fail to pay any of the Initial Installments within five (5) business days after written notice of the Trust to the Reorganized Debtors, all remaining Initial Installments shall become immediately due and payable to the Penn Traffic Creditor Trust. The Trustee shall have the right to seek an order of the Bankruptcy Court requiring the Reorganized Debtors to make additional Funding Contributions in excess of the foregoing Initial Installments at any time during the Trust Term in the maximum aggregate amount of $500,000 in excess of the Initial Installments. As of the termination of the Penn Traffic Creditor Trust, any unused Funding Contributions shall be disposed of at the discretion of the Trustee, as authorized by the Trust Advisory Board, by majority vote.

                  (E) The Trustee may retain such law firms, accounting firms, experts, advisors, consultants, investigators, appraisers, auctioneers or other professionals as it may deem necessary (collectively, the "Trustee Professionals"), in its sole discretion, to aid in the performance of its responsibilities pursuant to the terms of this Plan including, without limitation, the liquidation and distribution of Trust Assets.

                  (F) For federal income tax purposes, it is intended that the Penn Traffic Creditor Trust be classified as a liquidating trust under
Section 301.7701 4 of the Procedure and Administration Regulations and as a grantor trust subject to the provisions of Subchapter J, Subpart E of the Internal Revenue Code of 1986, as amended, that is owned by its beneficiaries as grantors. Accordingly, for federal income tax purposes, it is intended that the beneficiaries be treated as if they had received a distribution of an undivided interest in the Trust Assets and then contributed such interests to the Penn Traffic Creditor Trust.

                  (G) The Trustee shall be responsible for filing all federal, state and local tax returns for the Penn Traffic Creditor Trust if necessary.

         7.4.     THE TRUST ADVISORY BOARD.

                  (A)      The Trust Advisory Board shall be comprised of three
(3) members which shall be designated by the Creditors' Committee. The Creditors' Committee shall give the Debtors written notice of the identities of such members and file such notice with the Bankruptcy Court on a date that is not less than ten (10) days prior to the Confirmation Hearing; PROVIDED, HOWEVER, that if the Creditors' Committee fails to file and give such notice, Penn Traffic shall designate the members of the Trust Advisory Board by announcing their identities at the Confirmation Hearing. The Trustee shall consult regularly with the Trust Advisory Board when carrying out the purpose and intent of the Penn Traffic Creditor Trust. Members of the Trust Advisory Board shall be entitled to reimbursement of the reasonable and necessary expenses incurred by them in carrying out the purpose of the Trust Advisory Board, which shall be payable by the Penn Traffic Creditor Trust.

                  (B) In the case of an inability or unwillingness of any member of the Trust Advisory Board to serve, such member may be replaced by designation of the remaining members of the Trust Advisory Board. If any position on the Trust Advisory Board remains vacant for more than thirty (30) days, such vacancy shall be filled within fifteen (15) days thereafter by the designation of the Trustee without the requirement of a vote by the other members of the Trust Advisory Board until a vacancy on the Trust Advisory Board is filled, the Trust Advisory Board shall function in its reduced number.

                  (C) Upon the certification by the Trustee that all Trust Assets have been distributed, abandoned or otherwise disposed of, the members of the Trust Advisory Board shall resign their positions, whereupon they shall be discharged from further duties and responsibilities.

                  (D) The Trust Advisory Board shall, by majority vote, approve all settlements of Trust Claims which the Trustee or any member of the Trust Advisory Board may propose, PROVIDED, HOWEVER, that (i) no member of the Trust Advisory Board may cast a vote with respect to any Trust Claim to which it is a party; and (ii) the Trustee may seek Bankruptcy Court approval of a settlement of a Trust Claim if the Trust Advisory Board fails to act on a proposed settlement of such Trust Claim within thirty (30) days of receiving notice of such proposed settlement by the Trustee or as otherwise determined by the Trustee.

                  (E) The Trust Advisory Board may, by majority vote, authorize the Trustee to invest the corpus of the Trust in prudent investments other than those described in Section 345 of the Bankruptcy Code.

                  (F) The Trust Advisory Board may remove the Trustee in its discretion. In the event the requisite approval is not obtained, the Trustee may be removed by the Bankruptcy Court for cause shown. In the event of the resignation or removal of the Trustee, the Trust Advisory Board shall, by majority vote, designate a person to serve as successor Trustee. The successor Trustee shall file an affidavit demonstrating that such Person is disinterested as defined by Section 101(14) of the Bankruptcy Code.

                  (G) Notwithstanding anything to the contrary in this Plan, neither the Trust Advisory Board nor any of its members, designees, counsel, financial advisors or any duly designated agent or representatives of any such party shall be liable for the act, default or misconduct of any other member of the Trust Advisory Board, nor shall any member be liable for anything other than such member's own gross negligence or willful misconduct. The Trust Advisory Board may, in connection with the performance of its duties, and in its sole and absolute discretion, consult with its counsel, accountants or other professionals, and shall not be liable for anything done or omitted or suffered to be done in accordance with such advice or opinions. If the Trust Advisory Board determines not to consult with its counsel, accountants or other professionals, it shall not be deemed to impose any liability on the Trust Advisory Board, or its members and/or designees.

                  (H) The Trust Advisory Board shall govern its proceedings through the adoption of bylaws, which the Trust Advisory Board shall adopt by majority vote. No provision of such bylaws shall supersede any express provision of this Plan or the Trust Agreement.

         7.5. DISTRIBUTIONS OF TRUST RECOVERIES. Pro-rata distributions of the Trust Recoveries to holders of Allowed Unsecured Claims in accordance with their interests in the Penn Traffic Creditor Trust as set forth in this Plan may be made at least semi-annually beginning with a calendar quarter that is not later than the end of the second calendar quarter after the Effective Date; PROVIDED, HOWEVER, that the Trustee shall not be required to make any such semiannual distribution in the event that the aggregate proceeds and income available for distribution to such Claimholders is not sufficient, in the Trustee's discretion (after consultation with the Trust Advisory Board) to economically distribute monies, and in any case, in connection with any interim (as opposed to final) distribution, the Trustee shall retain at least the amount of funds paid to the Penn Traffic Creditor Trust pursuant to Section 7.3.(D) of this Plan. The Trustee shall make diligent and continuing efforts to prosecute or settle the Trust Claims, make timely distributions, and not unduly prolong the duration of the Penn Traffic Creditor Trust. For the purpose of calculating the amount of the Trust Recoveries to be distributed to holders of Allowed Class 3 Claims, all Disputed Claims in Class 3 shall be treated as though such claims shall be Allowed Claims in the Face Amount of such claims on the relevant distribution date.


                                  ARTICLE VIII

                   EFFECT OF THIS PLAN ON CLAIMS AND INTERESTS

         8.1. REVESTING OF ASSETS. Except as otherwise explicitly provided in this Plan, on the Effective Date, all property of the Estates, to the fullest extent of Section 541 of the Code, and any and all other rights and assets of the Debtors of every kind and nature shall revest in the Reorganized Debtors free and clear of all Liens, Claims and Interests other than (i) those Liens, Claims and Interests retained or created pursuant to this Plan or any document entered into in connection with the transactions described in this Plan, (ii) Liens that have arisen subsequent to the Petition Date on account of taxes that arose subsequent to the Petition Date, and (iii) Trust Assets, which shall be transferred to the Penn Traffic Creditor Trust pursuant to Article VII of this Plan.

         8.2. DISCHARGE OF CLAIMS AND TERMINATION OF INTERESTS. As of the Effective Date, except as provided in the Confirmation Order, the rights afforded under this Plan and the treatment of Claims and Interests under this Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and satisfaction or termination of all Interests, including any interest accrued on Claims from and after the Petition Date. Except as otherwise provided in this Plan, including Section 5.14., or the Confirmation Order, Confirmation shall, as of the Effective Date: (i) discharge the Debtors from all Claims or other debts that arose before the Effective Date, and all debts of the kind specified in Sections 502(g), 502(h) or 502(i) of the Code, whether or not (x) a proof of claim based on such debt is filed or deemed filed pursuant to Section 501 of the Code, (y) a Claim based on such debt is Allowed pursuant to Section 502 of the Code or (z) the holder of a Claim based on such debt has accepted this Plan; and (ii) satisfy, terminate or cancel all Interests and other rights of equity security holders in the Debtors. As of the Effective Date, except as otherwise provided in this Plan, including Section
5.14. or the Confirmation Order, all Persons shall be precluded from asserting against the Debtors or the Reorganized Debtors, or their respective successors or property, any other or further Claims, demands, debts, rights, causes of action, liabilities or equity interests based upon any act, omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date. In accordance with the foregoing, except as provided in this Plan, including Section 5.14., or the Confirmation Order, the Confirmation Order shall be a judicial determination, as of the Effective Date, of discharge of all such Claims and other debts and liabilities against the Debtors and satisfaction, termination or cancellation of all Interests and other rights of equity security holders in the Debtors, pursuant to Sections 524 and 1141 of the Code, and such discharge shall void any judgment obtained against the Debtors or the Reorganized Debtors at any time, to the extent that such judgment relates to a discharged Claim.

         8.3.     INJUNCTIONS.

                  (A)      EXCEPT AS OTHERWISE PROVIDED IN THIS PLAN, INCLUDING
SECTION 5.14., OR THE CONFIRMATION ORDER, AS OF THE EFFECTIVE DATE, ALL PERSONS THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM OR OTHER DEBT OR LIABILITY THAT IS DISCHARGED OR AN INTEREST OR OTHER RIGHT OF AN EQUITY SECURITY HOLDER THAT IS TERMINATED PURSUANT TO THE TERMS OF THIS PLAN ARE PERMANENTLY ENJOINED FROM TAKING ANY OF THE FOLLOWING ACTIONS ON ACCOUNT OF ANY SUCH DISCHARGED CLAIMS, DEBTS OR LIABILITIES OR TERMINATED INTERESTS OR RIGHTS: (I) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING AGAINST THE DEBTORS OR THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY; (II) ENFORCING, ATTACHING, COLLECTING OR RECOVERING IN ANY MANNER ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST THE DEBTORS OR THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY; (III) CREATING, PERFECTING OR ENFORCING ANY LIEN OR ENCUMBRANCE AGAINST THE DEBTORS OR THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY;
(IV) ASSERTING A SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO THE DEBTORS OR THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY; AND (V) COMMENCING OR CONTINUING ANY ACTION, IN ANY MANNER, IN ANY PLACE THAT DOES NOT COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THIS PLAN.

                  (B)      EXCEPT AS OTHERWISE PROVIDED IN THIS PLAN, INCLUDING
SECTION 5.14., AS OF THE EFFECTIVE DATE, ALL PERSONS THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM, DEMAND, DEBT, RIGHT, CAUSE OF ACTION OR LIABILITY THAT IS RELEASED PURSUANT TO

THIS PLAN ARE PERMANENTLY ENJOINED FROM TAKING ANY OF THE FOLLOWING ACTIONS ON ACCOUNT OF SUCH RELEASED CLAIMS, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION OR
LIABILITIES: (I) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING; (II) ENFORCING, ATTACHING, COLLECTING OR RECOVERING IN ANY MANNER ANY JUDGMENT, AWARD, DECREE OR ORDER; (III) CREATING, PERFECTING OR ENFORCING ANY LIEN OR ENCUMBRANCE; (IV) ASSERTING A SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO ANY RELEASED ENTITY; AND (V) COMMENCING OR CONTINUING ANY ACTION, IN ANY MANNER, IN ANY PLACE THAT DOES NOT COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THIS PLAN.

                  (C) IN EXCHANGE FOR THE DISTRIBUTIONS PURSUANT TO THIS PLAN, EXCEPT AS OTHERWISE PROVIDED IN THIS PLAN, INCLUDING SECTION 5.14., EACH HOLDER OF AN ALLOWED CLAIM RECEIVING SUCH DISTRIBUTION PURSUANT TO THIS PLAN SHALL BE DEEMED TO HAVE SPECIFICALLY CONSENTED TO THE INJUNCTIONS SET FORTH IN THIS SECTION 8.3.

         8.4.     LIMITATION OF LIABILITY. SUBJECT IN ALL RESPECTS TO SECTION
8.7. OF THIS PLAN, NONE OF THE DEBTORS, THE REORGANIZED DEBTORS, THE CREDITORS' COMMITTEE, THE POST-EFFECTIVE DATE COMMITTEE, THE TRUST ADVISORY BOARD, THE PRE-PETITION SECURED LENDERS, THE DIP LENDERS, THE SENIOR NOTE TRUSTEE NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, MEMBERS, ATTORNEYS, INVESTMENT BANKERS, RESTRUCTURING CONSULTANTS AND FINANCIAL ADVISORS, NOR ANY OTHER PROFESSIONAL PERSONS EMPLOYED BY ANY OF THEM (COLLECTIVELY, THE "EXCULPATED PERSONS"), SHALL HAVE OR INCUR ANY LIABILITY TO ANY PERSON FOR ANY ACT TAKEN OR OMISSION FROM AND AFTER THE PETITION DATE IN CONNECTION WITH, RELATING TO OR ARISING OUT OF THE CASES, THE MANAGEMENT AND OPERATION OF THE DEBTORS, THE FORMULATION, NEGOTIATION, IMPLEMENTATION, CONFIRMATION OR CONSUMMATION OF THIS PLAN, THE FIRST AMENDED DISCLOSURE STATEMENT OR ANY CONTRACT, INSTRUMENT, RELEASE OR OTHER AGREEMENT OR DOCUMENT CREATED IN CONNECTION WITH THIS PLAN. THE EXCULPATED PERSONS SHALL HAVE NO LIABILITY TO ANY DEBTOR, HOLDER OF A CLAIM, HOLDER OF AN INTEREST, OTHER PARTY IN INTEREST IN THE CASES OR ANY OTHER PERSON FOR ACTIONS TAKEN OR NOT TAKEN IN CONNECTION WITH, RELATING TO OR ARISING OUT OF THE CASES, THE MANAGEMENT AND OPERATION OF THE DEBTORS, THIS PLAN OR THE PROPERTY TO BE DISTRIBUTED UNDER THIS PLAN, INCLUDING, WITHOUT LIMITATION, FAILURE TO OBTAIN CONFIRMATION OF THIS PLAN OR TO SATISFY ANY CONDITION OR CONDITIONS, OR REFUSAL TO WAIVE ANY CONDITION OR CONDITIONS, TO THE OCCURRENCE OF THE EFFECTIVE DATE, AND IN ALL RESPECTS SUCH EXCULPATED PERSONS SHALL BE ENTITLED TO RELY UPON THE ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES IN THE CASES, THE MANAGEMENT AND OPERATION OF THE DEBTORS AND UNDER THIS PLAN. NOTHING IN THIS PARAGRAPH SHALL EXCULPATE, DISCHARGE, RELEASE OR RELIEVE ANY PERSON IN A MANNER CONTRARY TO THE LANGUAGE OF
SECTION 5.14. OF THIS PLAN.

         8.5.     RELEASES.

                  (A) SUBJECT IN ALL RESPECTS TO SECTION 8.7. OF THIS PLAN, ON THE EFFECTIVE DATE, THE DEBTORS AND THE REORGANIZED DEBTORS ON BEHALF OF THEMSELVES AND AS REPRESENTATIVES OF THE ESTATES, RELEASE UNCONDITIONALLY, AND ARE HEREBY DEEMED TO RELEASE UNCONDITIONALLY, (I) EACH OF THE DEBTORS' OFFICERS AND DIRECTORS WHO SERVED AT ANY TIME DURING THE CASES, (II) ANY PERSON THAT ELECTED SUCH DIRECTORS TO THE EXTENT OF ALLEGED LIABILITY FOR ACTIONS OR INACTIONS OF SUCH DIRECTORS, (III) THE MEMBERS OF THE CREDITORS' COMMITTEE, (IV) THE DIP LENDERS, (V) THE PRE-PETITION SECURED LENDERS, (VI) THE SENIOR NOTE TRUSTEE AND (VII) THE ATTORNEYS, INVESTMENT BANKERS, RESTRUCTURING CONSULTANTS AND FINANCIAL

ADVISORS OF THE FOREGOING, INCLUDING THE DEBTORS AND THE REORGANIZED DEBTORS, FROM ANY AND ALL CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, RIGHTS, CAUSES OF ACTION AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THOSE ARISING UNDER THE CODE), WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, EXISTING OR HEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE, BASED ON ANY ACT, OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR AFTER THE PETITION DATE THROUGH AND INCLUDING THE EFFECTIVE DATE IN CONNECTION WITH, RELATING TO OR ARISING OUT OF THE CASES, THE MANAGEMENT AND OPERATION OF THE DEBTORS, THE FORMULATION, NEGOTIATION, IMPLEMENTATION, CONFIRMATION OR CONSUMMATION OF THIS PLAN, THE FIRST AMENDED DISCLOSURE STATEMENT OR ANY CONTRACT, INSTRUMENT, RELEASE OR OTHER AGREEMENT OR DOCUMENT CREATED IN CONNECTION WITH THIS PLAN; PROVIDED, HOWEVER, THAT NOTHING IN THIS SECTION 8.5.(A) SHALL (I) BE CONSTRUED TO RELEASE OR EXCULPATE ANY PERSON OR ENTITY FROM FRAUD, WILLFUL MISCONDUCT OR CRIMINAL CONDUCT OR (II) LIMIT THE LIABILITY OF THE PROFESSIONALS OF THE DEBTORS, THE REORGANIZED DEBTORS OR THE CREDITORS' COMMITTEE TO THEIR RESPECTIVE CLIENTS PURSUANT TO DR6-102 OF THE CODE OF PROFESSIONAL RESPONSIBILITY; AND, PROVIDED, FURTHER, THAT NOTHING IN THIS
SECTION 8.5.(A) SHALL RELEASE THE OBLIGATION OF ANY DIRECTORS AND OFFICERS OF THE DEBTORS UNDER ANY LOANS DUE AND OWING BY SUCH PARTY TO THE DEBTORS.

                  (B) SUBJECT IN ALL RESPECTS TO SECTION 8.7. OF THIS PLAN, ON THE EFFECTIVE DATE, THE DEBTORS AND THE REORGANIZED DEBTORS ON BEHALF OF THEMSELVES AND AS REPRESENTATIVES OF THE ESTATES, RELEASE UNCONDITIONALLY, AND ARE HEREBY DEEMED TO RELEASE UNCONDITIONALLY, (I) EACH OF THE DEBTORS' FORMER AND PRESENT OFFICERS AND DIRECTORS, (II) ANY PERSON THAT ELECTED SUCH DIRECTORS TO THE EXTENT OF ALLEGED LIABILITY FOR ACTIONS OR INACTIONS OF SUCH DIRECTORS,
(III) THE PRE-PETITION SECURED LENDERS, (IV) THE SENIOR NOTE TRUSTEE AND (V) THE ATTORNEYS, INVESTMENT BANKERS, RESTRUCTURING CONSULTANTS AND FINANCIAL ADVISORS OF THE FOREGOING, INCLUDING THE DEBTORS AND THE REORGANIZED DEBTORS (COLLECTIVELY, THE "PRE-PETITION RELEASEES") FROM ANY AND ALL CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, RIGHTS, CAUSES OF ACTION AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THOSE ARISING UNDER THE CODE), WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, EXISTING OR HEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE, BASED IN WHOLE OR IN PART ON ANY ACT, OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE BEFORE THE PETITION DATE IN CONNECTION WITH OR RELATING TO PENN TRAFFIC OR ANY OF ITS DIRECT OR INDIRECT SUBSIDIARIES (THE "PRE-PETITION RELEASED MATTERS"); PROVIDED, HOWEVER, THAT NOTHING IN THIS SECTION 8.5.(B) SHALL (I) BE CONSTRUED TO RELEASE OR EXCULPATE ANY PERSON OR ENTITY FROM FRAUD, WILLFUL MISCONDUCT OR CRIMINAL CONDUCT OR (II) LIMIT THE LIABILITY OF THE PROFESSIONALS OF THE DEBTORS OR THE REORGANIZED DEBTORS TO THEIR RESPECTIVE CLIENTS PURSUANT TO DR6-102 OF THE CODE OF PROFESSIONAL RESPONSIBILITY; AND, PROVIDED, FURTHER, THAT NOTHING IN THIS
SECTION 8.5.(B) SHALL RELEASE THE OBLIGATION OF ANY DIRECTORS AND OFFICERS OF THE DEBTORS UNDER ANY LOANS DUE AND OWING BY SUCH PARTY TO THE DEBTORS.

                  (C) ON THE EFFECTIVE DATE, EACH HOLDER OF A CLAIM THAT IS ENTITLED TO VOTE ON THIS PLAN SHALL BE DEEMED TO HAVE UNCONDITIONALLY RELEASED THE PRE-PETITION RELEASEES FROM THE PRE-PETITION RELEASED MATTERS; PROVIDED, HOWEVER, THAT EACH HOLDER OF A CLAIM ENTITLED TO VOTE ON THIS PLAN MAY ELECT, BY CHECKING THE BOX PROVIDED ON THE BALLOT, NOT TO GRANT THE RELEASES SET FORTH IN THIS SECTION 8.5.(C).

                  (D) THE CONFIRMATION ORDER SHALL CONTAIN A PERMANENT INJUNCTION TO EFFECTUATE THE RELEASES GRANTED IN THIS SECTION 8.5.

         8.6. RETENTION AND ENFORCEMENT, AND RELEASE, OF CAUSES OF ACTION. EXCEPT AS OTHERWISE SET FORTH IN THIS PLAN, PURSUANT TO SECTION 1123(B)(3)(B) OF THE CODE, ON THE EFFECTIVE DATE, ALL CAUSES OF ACTION, INCLUDING, WITHOUT LIMITATION, THE CAUSES OF ACTION IDENTIFIED ON PLAN SCHEDULE 8.6, TO BE FILED ON OR BEFORE THE EXHIBIT FILING DATE BUT EXCLUDING TRUST CLAIMS, SHALL BECOME THE PROPERTY OF THE REORGANIZED DEBTORS AND THE REORGANIZED DEBTORS SHALL RETAIN ALL CAUSES OF ACTION THAT THE DEBTORS HAD OR HAD POWER TO ASSERT ON BEHALF OF THEIR ESTATES IMMEDIATELY PRIOR TO THE EFFECTIVE DATE, WHETHER OR NOT SUCH CAUSES OF ACTION ARE LISTED ON PLAN SCHEDULE 8.6, AND MAY COMMENCE OR CONTINUE IN ANY APPROPRIATE COURT OR TRIBUNAL ANY SUIT OR OTHER PROCEEDING FOR THE ENFORCEMENT OF SUCH CAUSES OF ACTION; PROVIDED, HOWEVER, THAT ANY AND ALL OF THE DEBTORS' CLAIMS AND CAUSES OF ACTION ARISING UNDER SECTION 547 OF THE CODE THAT ARE NOT THE SUBJECT OF PENDING LITIGATION AS OF THE EFFECTIVE DATE (COLLECTIVELY, THE "PREFERENCE ACTIONS") SHALL BE WAIVED, ABANDONED, DISCHARGED AND RELEASED PURSUANT TO THIS PLAN. EXCEPT WITH RESPECT TO PREFERENCE ACTIONS AND EXCEPT AS OTHERWISE SET FORTH IN THIS PLAN, NOTHING CONTAINED IN THIS PLAN SHALL CONSTITUTE A RELEASE, SATISFACTION OR SETTLEMENT OF THE CAUSES OF ACTION OR ANY TRUST CLAIM, NOR CONSTITUTE A WAIVER OF THE RIGHTS, IF ANY, OF THE DEBTORS, THE REORGANIZED DEBTORS OR THE PENN TRAFFIC CREDITOR TRUST TO A JURY TRIAL WITH RESPECT TO ANY CAUSE OF ACTION OR ANY TRUST CLAIM, OR OBJECTION TO ANY CLAIM OR INTEREST, AND NOTHING IN THIS PLAN OR THE CONFIRMATION ORDER, INCLUDING THE ALLOWANCE OF ANY CLAIM OF A DEFENDANT IN ANY CAUSE OF ACTION OR ANY TRUST CLAIM, SHALL CONSTITUTE A WAIVER OR RELEASE OF ANY CAUSE OF ACTION OR TRUST CLAIM UNDER THE DOCTRINE OF RES JUDICATA NOR SHALL ANY CAUSE OF ACTION OR TRUST CLAIM BE BARRED OR LIMITED BY ANY ESTOPPEL, WHETHER JUDICIAL, EQUITABLE OR OTHERWISE.

         8.7. EXCLUSIONS AND LIMITATIONS ON EXCULPATION, INDEMNIFICATION, AND RELEASES. NOTWITHSTANDING ANYTHING IN THIS PLAN TO THE CONTRARY, INCLUDING WITHOUT LIMITATION SECTION 8.5., NO PROVISION OF THIS PLAN OR THE CONFIRMATION ORDER, INCLUDING, WITHOUT LIMITATION, ANY EXCULPATION, INDEMNIFICATION OR RELEASE PROVISION, SHALL MODIFY, RELEASE, OR OTHERWISE LIMIT THE LIABILITY OF
(I) ANY PERSON WITH RESPECT TO ANY TRUST CLAIM, OR (II) ANY PERSON NOT SPECIFICALLY RELEASED HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY PERSON THAT IS A CO-OBLIGOR OR JOINT TORTFEASOR OF A RELEASED PARTY OR THAT IS OTHERWISE LIABLE UNDER THEORIES OF VICARIOUS OR OTHER DERIVATIVE LIABILITY. THE REORGANIZED DEBTORS SHALL NOT PROVIDE INDEMNIFICATION ON ACCOUNT OF (I) AND (II) ABOVE.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         9.1. RETENTION OF JURISDICTION. Following the Effective Date, the Bankruptcy Court shall retain jurisdiction over all matters arising from or relating to the Cases to the fullest extent of applicable law, including, without limitation:

                  (A) To determine the allowability, classification and priority of Claims and Interests upon objection, or to estimate, pursuant to
Section 502(c) of the Code, the amount of any Claim that is or is anticipated to be contingent or unliquidated as of the Effective Date;

                  (B) To construe and to take any action authorized by the Code and requested by the Reorganized Debtors or any other party in interest to enforce this Plan and the documents and agreements filed in connection with this Plan, issue such orders as may be necessary for the implementation, execution and consummation of this Plan, including, without limiting the generality of the foregoing, orders to expedite regulatory decisions for the implementation of this Plan and to ensure conformity with the terms and conditions of this Plan, such documents and agreements and other orders of the Bankruptcy Court, notwithstanding any otherwise applicable non-bankruptcy law;

                  (C) To determine any and all applications for allowance of compensation and expense reimbursement of professionals retained by the Debtors, the Reorganized Debtors or the Creditors' Committee, and for members of the Creditors' Committee, for periods on or before the Effective Date, and to determine any other request for payment of administrative expenses;

                  (D) To determine all matters that may be pending before the Bankruptcy Court on or before the Effective Date;

                  (E) To resolve any dispute regarding the implementation or interpretation of this Plan, or any related agreement or document that arises at any time before the Cases are closed, including determination, to the extent a dispute arises, of the entities entitled to a distribution within any particular Class of Claims and of the scope and nature of the Reorganized Debtors' obligations to cure defaults under assumed contracts, leases, franchises and permits;

                  (F) To determine any and all matters relating to the rejection, assumption or assignment of executory contracts or unexpired leases entered into prior to the Petition Date, the nature and amount of any Cure required for the assumption of any executory contract or unexpired lease, and the allowance of any Claim resulting therefrom;

                  (G) To determine all applications, adversary proceedings, contested matters and other litigated matters that were brought or that could have been brought in the Bankruptcy Court on or before the Effective Date;

                  (H) To determine matters concerning local, state and federal taxes in accordance with Sections 346, 505 and 1146 of the Code, and to determine any tax claims that may arise against the Debtors or the Reorganized Debtors as a result of the transactions contemplated by this Plan;

                  (I) To modify this Plan pursuant to Section 1127 of the Code or to remedy any apparent nonmaterial defect or omission in this Plan, or to reconcile any nonmaterial inconsistency in this Plan so as to carry out its intent and purposes; and

                  (J) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Penn Traffic Creditor Trust and the Post-Effective Date Trade Lien Program, including any requests by the Trustee pursuant to Section 7.3.(D) of this Plan for additional Funding Contributions, and to issue, at the request of the Trustee, orders pursuant to Bankruptcy Rule 2004 relating to Trust Claims to use in the administration of the Creditor Trust.

         Notwithstanding anything contained herein to the contrary, the Bankruptcy Court retains exclusive jurisdiction to adjudicate Trust Claims and to hear and determine any disputes related to Trust Claims and any motions to compromise or settle such Trust Claims; PROVIDED, HOWEVER, that the Trustee, on behalf of the Penn Traffic Creditor Trust, shall have authority to bring Trust Claims in any court of competent jurisdiction.

         From the Confirmation Date through the Effective Date, the Bankruptcy Court shall retain jurisdiction with respect to each of the foregoing items and all other matters that were subject to its jurisdiction prior to the Confirmation Date.

         9.2. TERMS BINDING. Upon the entry of the Confirmation Order, all provisions of this Plan, including all agreements, instruments and other documents filed in connection with this Plan and executed by the Debtors or the Reorganized Debtors in connection with this Plan, shall be binding upon the Debtors, the Reorganized Debtors, all Claim and Interest holders and all other Persons that are affected in any manner by this Plan. Subject to the occurrence of the Effective Date, all agreements, instruments and other documents filed in connection with this Plan shall have full force and effect, and shall bind all parties thereto as of the entry of the Confirmation Order, whether or not such exhibits actually shall be executed by parties other than the Debtors or the Reorganized Debtors, or shall be issued, delivered or recorded on the Effective Date or thereafter.

         9.3. SUCCESSORS AND ASSIGNS. The rights, benefits and obligations of any Person named or referred to in this Plan shall be binding upon, and shall inure to the benefit of, the heir, executor, administrator, successor or assignee of such Person.

         9.4. CONFIRMATION ORDER AND PLAN CONTROL. Except as otherwise provided in this Plan, in the event of any inconsistency between this Plan and the First Amended Disclosure Statement, any exhibit to this Plan or any other instrument or document created or executed pursuant to this Plan, this Plan shall control. In the event of any inconsistency between the Plan and the Confirmation Order, the Confirmation Order shall control.

         9.5. GOVERNING LAW. Except to the extent that the Code or any other federal law is applicable or to the extent the law of a different jurisdiction is validly elected by the Debtors, the rights, duties and obligations arising under this Plan shall be governed in accordance with the substantive laws of the United States of America and, to the extent federal law is not applicable, the laws of the State of New York.

         9.6. SEVERABILITY. If the Bankruptcy Court determines at the Confirmation Hearing that any material provision of this Plan is invalid or unenforceable, such provision, subject to Section 1127 of the Code, shall be severable from this Plan and shall be null and void, and, in such event, such determination shall in no way limit or affect the enforceability or operative effect of any or all other portions of this Plan.

         9.7. INCORPORATION BY REFERENCE. Each Exhibit or Schedule to this Plan is incorporated herein by reference.

         9.8. MODIFICATIONS TO THIS PLAN. Upon the mutual consent of the Debtors and the Creditors' Committee, this Plan, and any Exhibit or Schedule to this Plan, may be amended or modified at any time prior to the Confirmation Date in accordance with the Code and Bankruptcy Rules.

         9.9. REVOCATION, WITHDRAWAL OR NON-CONSUMMATION. The Debtors reserve the right to revoke or withdraw this Plan at any time prior to the Effective Date. If the Debtors revoke or withdraw this Plan prior to the Effective Date, or if the Confirmation Date or the Effective Date does not occur, then this Plan, any settlement or compromise embodied in this Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), the assumption or rejection of executory contracts or leases effected by this Plan, and any document or agreement executed pursuant to this Plan, shall be null and void; PROVIDED, HOWEVER, that all orders of the Bankruptcy Court and all documents executed pursuant thereto, except the Confirmation Order, shall remain in full force and effect. In such event, nothing contained herein, and no acts taken in preparation for consummation of this Plan, shall be deemed to constitute a waiver or release of any Claims by or against any of the Debtors or any other Person, to prejudice in any manner the rights of any of the Debtors or any Person in any further proceedings or to constitute an admission of any sort by any of the Debtors or any other Person.

         9.10. NOTICE. Any notice required or permitted to be provided under this Plan shall be in writing and served by (a) certified mail, return receipt requested, (b) hand delivery or (c) overnight delivery service, to be addressed as follows:

                  If to the Debtors:

                           The Penn Traffic Company
                           1200 State Fair Boulevard
                           Syracuse, New York  13221-4737
                           ATTENTION:  Francis D. Price, Esq.

                  With a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison LLP
                           1285 Avenue of the Americas
                           New York, New York 10019-6064
                           ATTENTION:   Kelley A. Cornish, Esq.

                  If to the Creditors' Committee/Post-Effective Date Committee:

                           Otterbourg, Steindler, Houston & Rosen, P.C.
                           230 Park Avenue
                           New York, New York 10169-0075
                           ATTENTION:   Scott L. Hazan, Esq.
                                        Glenn B. Rice, Esq.
                                        Enid Nagler Stuart, Esq.

                  If to the DIP Lenders:

                           Kaye Scholer LLP
                           425 Park Avenue
                           New York, New York 10022-3598
                           ATTENTION:   Alfred J. Bianco, Esq.
                                        Marc D. Rosenberg, Esq.


Dated:  February 4, 2005


                        Respectfully submitted,

                           THE PENN TRAFFIC COMPANY
                           DAIRY DELL, INC.
                           PENNY CURTISS BAKING COMPANY, INC.
                           BIG M SUPERMARKETS, INC.
                           SUNRISE PROPERTIES, INC.,
                           PENNWAY EXPRESS, INC.
                           BIG BEAR DISTRIBUTION COMPANY
                           BRADFORD SUPERMARKETS, INC.
                           P&C FOOD MARKETS, INC. OF VERMONT
                           ABBOTT REALTY CORPORATION
                           COMMANDER FOODS, INC.
                           P.T. DEVELOPMENT LLC
                           PT FAYETTEVILLE/UTICA LLC

                   Debtors and Debtors-in-Possession




                           By: /s/ Robert J. Chapman
                               -------------------------------------------------
                               Robert J. Chapman
                               President and Chief Executive Officer of
                               The Penn Traffic Company and Authorized Signatory

                                 PLAN EXHIBIT 1
                                 --------------

            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       of

                            THE PENN TRAFFIC COMPANY


                  The Penn Traffic Company, a corporation incorporated under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

         A. The name of the Corporation is The Penn Traffic Company. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 22, 1992.

         B. This Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL") by virtue of Section 303 of the DGCL, and further amends and restates the provisions of the Corporation's Certificate of Incorporation.

         C. Provision for the making of this Second Amended and Restated Certificate of Incorporation of the Corporation is contained in the Joint Plan of Reorganization of The Penn Traffic Company and its affiliated debtors and debtors-in-possession (the "Plan") under chapter 11 of the United States Bankruptcy Code (Jointly Administered Case No. 03-22945(ASH)), which Plan was confirmed by order of the United States Bankruptcy Court for the Southern District of New York on ___________, 2005.

         D. The text of the Certificate of Incorporation is amended and restated in its entirety to read as follows:

         1.       NAME. The name of the corporation is The Penn Traffic Company.

         2. ADDRESS; REGISTERED OFFICE AND AGENT. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington 19801; and its registered agent at such address is The Corporation Trust Company.

         3. PURPOSE. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

         4. NUMBER OF SHARES. The total number of shares of stock that the Corporation shall have authority to issue is Sixteen Million (16,000,000) consisting of (i) One Million (1,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock"), and (ii) Fifteen Million (15,000,000) shares of common stock, $.01 par value per share (the "Common Stock"). To the extent required by Section 1123(a)(6) of the U.S. Bankruptcy Code (11 U.S.C. ss. 1123(a)(6)), no nonvoting equity securities of the Corporation shall be issued. This provision shall have no further force and effect beyond that required by
Section 1123(a)(6) and is applicable only for so long as such Section is in effect and applicable to the Corporation.

         5. PREFERRED STOCK. The Board of Directors of the Corporation (the "Board") is expressly authorized, by resolution or resolutions, to provide for the issue of all or any shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereon, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the holders of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock") voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

         6. COMMON STOCK. Except as otherwise provided by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

         7. SECTION 203. Pursuant to Section 203(b)(l) of the DGCL, the Corporation hereby expressly opts not to be governed by Section 203 of the DGCL.

         8. ELECTION OF DIRECTORS. Members of the Board may be elected either by written ballot or by voice vote.

         9. LIMITATION OF LIABILITY. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under section 174 of the DGCL or (d) for any transaction from which the director derived any improper personal benefits.

                  Any repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         10.      INDEMNIFICATION.

                  10.1. To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or is or was serving as a director, officer, manager, member, employee or agent or in any other capacity at the request of the Corporation, for any other corporation, company, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity") while serving as a director or officer of the Corporation, against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) actually and reasonably incurred by such person in connection with such Proceeding, if such person acted in good faith and in a manner such person believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. To the extent specified by the Board at any time and to the extent not prohibited by law, the Corporation may indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed Proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving as a director, officer, manager, member, employee or agent or in any other capacity at the request of the Corporation, for any Other Entity, against judgment, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) actually and reasonably incurred by such person in connection with such Proceeding, if such person acted in good faith and in a manner such person believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

                  10.2. The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; PROVIDED, HOWEVER, that, if required by the DGCL, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses.

                  10.3. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 10 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Second Amended Certificate of Incorporation, the By-laws of the Corporation (the "By-laws"), any agreement (including any policy of insurance purchased or provided by the Corporation under which directors, officers, employees and other agents of the Corporation are covered), any vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

                  10.4. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 10 shall continue as to a person who has ceased to be a director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

                  10.5. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, member, manager, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 10, the By-laws or under section 145 of the DGCL or any other provision of law.

                  10.6. The provisions of this Section 10 shall be a contract between the Corporation, on the one hand, and each director and officer who serves in such capacity at any time while this Section 10 is in effect and any other person entitled to indemnification hereunder, on the other hand, pursuant to which the Corporation and each such director, officer, or other person intend to be, and shall be, legally bound. No repeal or modification of this Section 10 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

                  10.7. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 10 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

                  10.8. Any director or officer of the Corporation serving in any capacity of (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

                  10.9. Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this
Section 10 may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; PROVIDED, HOWEVER, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

         11. ADOPTION, AMENDMENT AND/OR REPEAL OF BY-LAWS. The Board may from time to time adopt, amend or repeal the By-laws of the Corporation; PROVIDED, HOWEVER, that any By-laws adopted or amended by the Board may be amended or repealed, and any By-laws may be adopted, by the stockholders of the Corporation by vote of a majority of the holders of shares of stock of the Corporation entitled to vote in the election of directors of the Corporation.

         12. STOCKHOLDER MEETINGS. Any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of such holders and may also be effected by any consent in writing of such holders in lieu of a meeting. At any annual meeting or special meeting of stockholders of the Corporation, only such business shall be conducted as shall have been brought before such meeting in the manner provided by the By-laws of the Corporation.

                  IN WITNESS WHEREOF, The Penn Traffic Company has caused this Second Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on ______ __, 2005.

                                     _____________________________
                                     Name:
                                     Title:

                                 PLAN EXHIBIT 2
                                 --------------


                       SECOND AMENDED AND RESTATED BY-LAWS

                                       of

                            THE PENN TRAFFIC COMPANY

                            (A Delaware Corporation)

                            ________________________

                                   ARTICLE I

                                   DEFINITIONS

         As used in these By-laws, unless the context otherwise requires, the term:

         1.1. "Assistant Secretary" means an Assistant Secretary of the Corporation.

         1.2. "Assistant Treasurer" means an Assistant Treasurer of the Corporation.

         1.3.     "Board" means the Board of Directors of the Corporation.

         1.4. "By-laws" means these Second Amended and Restated By-laws of the Corporation, as further amended from time to time.

         1.5. "CEO" means the President and Chief Executive Officer of the Corporation.

         1.6. "Certificate of Incorporation" means the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended, supplemented or restated from time to time.

         1.7. "Chairman" means the Chairman of the Board of Directors of the Corporation.

         1.8. "Chief Financial Officer" means the Chief Financial Officer of the Corporation

         1.9.     "Corporation" means The Penn Traffic Company.

         1.10.    "Directors" means directors of the Corporation.

         1.11. "Entire Board" means all directors of the Corporation in office, whether or not present at a meeting of the Board, but disregarding vacancies.

         1.12. "General Corporation Law" means the General Corporation Law of the State of Delaware, as amended from time to time.

         1.13. "Office of the Corporation" means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

         1.14.    "Secretary" means the Secretary of the Corporation.

         1.15.    "Stockholders" means stockholders of the Corporation.

         1.16.    "Treasurer" means the Treasurer of the Corporation.

         1.17. "Vice Chairman of the Board" means the Vice Chairman of the Board of Directors of the Corporation.

         1.18.    "Vice President" means a Vice President of the Corporation.

                                   ARTICLE II

                                  STOCKHOLDERS

         2.1. PLACE OF MEETINGS. Every meeting of Stockholders shall be held at the office of the Corporation or at such other place within or without the State of

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                                                                               3


Delaware as shall be specified or fixed in the notice of such meeting or in the waiver of notice thereof.

         2.2. ANNUAL MEETING. A meeting of Stockholders shall be held annually for the election of Directors and the transaction of other business at such hour and on such business day in each year as may be determined by the Board and designated in the notice of meeting.

         2.3. DEFERRED MEETING FOR ELECTION OF DIRECTORS, ETC. If the annual meeting of Stockholders for the election of Directors and the transaction of other business is not held on the date designated therefor at any adjournment of a meeting convened on such date, the Board shall call a meeting of Stockholders for the election of Directors and the transaction of other business as soon thereafter as convenient.

         2.4. SPECIAL MEETINGS. A special meeting of Stockholders may be called at any time only by the Board, the Chairman or the CEO, and shall be called by the CEO or Secretary at the request, in writing, of Stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote. Any such request shall state the purpose of the proposed meeting. At any special meeting of Stockholders only such business may be transacted as is related to the purpose or purposes of such meeting set forth in the notice thereof given pursuant to Section 2.6 hereof or in any waiver of notice thereof given pursuant to Section 2.7 hereof.

         2.5. FIXING RECORD DATE. For the purpose of (a) determining the Stockholders entitled (i) to notice of or to vote at any meeting of Stockholders or any adjournment thereof, (ii) unless otherwise provided in the Certificate of Incorporation to express consent to corporate action in writing without a meeting or (iii) to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date shall not be (x) in the case of clause (a)(i) above, more than sixty (60) nor less than ten (10) days before the date of such meeting, (y) in the case of clause (a)(ii) above, more than ten
(10) days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause (a)(iii) or (b) above, more than sixty (60) days prior to such action. If no such record date is fixed:

                  2.5.1. the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

                  2.5.2. the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required under the General Corporation Law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded; and when prior action by the Board is required under the General Corporation Law, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action; and

                  2.5.3. the record date for determining Stockholders for any purpose other than those specified in Sections 2.5.1 and 2.5.2 shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

When a determination of Stockholders entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.5, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting. Delivery made to the Corporation's registered office in accordance with Section 2.5.2 shall be by hand or by certified or registered mail, return receipt requested.

         2.6. NOTICE OF MEETINGS OF STOCKHOLDERS. Except as otherwise provided in Sections 2.5 and 2.7 hereof, whenever under the provisions of any statute, the Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by any statute, the Certificate of Incorporation or these By-laws, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each Stockholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.6 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

         2.7. WAIVERS OF NOTICE. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the Stockholder or Stockholders entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these By-laws.

         2.8. LIST OF STOCKHOLDERS. The Secretary shall prepare and make, or cause to be prepared and made, at least ten (10) days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder's agent, or attorney, at the Stockholder's expense, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. The Corporation shall maintain the Stockholder list in written form or in another form capable of conversion into written form within a reasonable time. The stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

         2.9. QUORUM OF STOCKHOLDERS; ADJOURNMENT. Except as otherwise provided by any statute, the Certificate of Incorporation or these By-laws, the holders of a majority of all outstanding shares of stock entitled to vote at any meeting of Stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of Stockholders, it is not broken by the subsequent withdrawal of any Stockholders. The holders of a majority of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; PROVIDED, HOWEVER, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         2.10. VOTING; PROXIES. Unless otherwise provided in the Certificate of Incorporation, every Stockholder of record shall be entitled at every meeting of Stockholders to one vote for each share of capital stock standing in his or her name on the record of Stockholders determined in accordance with Section 2.5 hereof. If the

Certificate of Incorporation provides for more or less than one vote for any share on any matter, each reference in the By-laws or the General Corporation Law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. The provisions of Sections 212 and 217 of the General Corporation Law shall apply in determining whether any shares of capital stock may be voted and the persons, if any, entitled to vote such shares; but the Corporation shall be protected in assuming that the persons in whose names shares of capital stock stand on the stock ledger of the Corporation are entitled to vote such shares. Holders of redeemable shares of stock are not entitled to vote after the notice of redemption is mailed to such holders and a sum sufficient to redeem the stocks has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares of stock. At any meeting of Stockholders (at which a quorum was present to organize the meeting), all matters which may be properly considered at such meeting, except as otherwise provided by statute or by the Certificate of Incorporation or by these By-laws, shall be decided by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken. All elections of Directors shall be by written ballot unless otherwise provided in the Certificate of Incorporation. In voting on any other question on which a vote by ballot is required by law or is demanded by any Stockholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the Stockholder voting or the Stockholder's proxy and shall state the number of shares voted. On all other questions, the voting may be by voice vote. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section 212 of the General Corporation Law. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary.

         2.11. VOTING PROCEDURES AND INSPECTORS OF ELECTION AT MEETINGS OF STOCKHOLDERS. The Board, in advance of any meeting of Stockholders, may appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting, the person presiding at the meeting may appoint, and on the request of any Stockholder entitled to vote thereat shall appoint, one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. The date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise.

         2.12. CONDUCT OF MEETINGS; PROCEDURES. (a) At each meeting of Stockholders, the Chairman, or in the absence of the Chairman, the CEO, or in the absence of the CEO, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on time served in such office, present), shall act as chairman of the meeting. The Secretary, or in his or her absence one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

                  (b) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board may be made at an annual meeting or special meeting of Stockholders (i) by or at the direction of the Board, (ii) by any nominating committee or person appointed by the Board or (iii) by any Stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the provisions of the following paragraph (persons nominated in accordance with (iii) above are referred to herein as "stockholder nominees").

                  In addition to any other applicable requirements, all nominations of Stockholder nominees must be made by written notice given by or on behalf of a Stockholder of record of the Corporation (the "Notice of Nomination"). The Notice of Nomination must be delivered personally to, or mailed to, and received at the principal executive office of the Corporation, addressed to the attention of the Secretary, no less than thirty (30) days nor more than sixty (60) days prior to the annual meeting or special meeting of Stockholders, or in the event that less than forty (40) days' notice of the date of the annual meeting is given to Stockholders, no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting or special meeting was mailed. Such Notice of Nomination shall set forth (i) the name and record address of the Stockholder proposing to make nominations, (ii) the class and number of shares of capital stock held of record, held beneficially and represented by proxy held by such person as of the record date for the meeting and as of the date of such Notice of Nomination, (iii) all information regarding each stockholder nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission pursuant to Section 14 of the Exchange Act, or any successor thereto, and the written consent of each such stockholder nominee to serve if elected, and (iv) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such nominations were a participant in a solicitation subject to
Section 14 of the Exchange Act or any successor thereto. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting, that any proposed nomination of a stockholder nominee was not made in accordance with the foregoing procedures and, if he or she should so determine, he or she shall declare the same to the meeting and the defective nomination shall be discarded.

                  (c) At any annual meeting of Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting of Stockholders, (i) business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before the meeting by a Stockholder in accordance with the terms of the following paragraph (business brought before the meeting in accordance with (iii) above is referred to as "stockholder business").

                  In addition to any other applicable requirements, all proposals of stockholder business must be made by written notice given by or on behalf of a Stockholder of record of the Corporation (the "Notice of Business"). The Notice of Business must be delivered personally to, or mailed to, and received at the principal executive office of the Corporation, addressed to the attention of the Secretary, no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting of Stockholders; PROVIDED, HOWEVER, that such Notice of Business shall not be required to be given more than sixty (60) days prior to an annual meeting of Stockholders. Such Notice of Business shall set forth (i) the name and record address of the Stockholder proposing such stockholder business, (ii) the class and number of shares of capital stock held of record, held beneficially and represented by proxy held by such person as of the record date for the meeting and as of the date of such Notice of Business, (iii) a brief description of the stockholder business desired to be brought before the annual meeting and the reasons for conducting such stockholder business at the annual meeting, (iv) any material interest of the Stockholder in such stockholder business and (v) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such stockholder business were a participant in a solicitation subject to Section 14 of the Exchange Act. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at the annual meeting of Stockholders except in accordance with the procedures set forth in this Section 2.12(c), PROVIDED, HOWEVER, that nothing in this Section 2.12(c) shall be deemed to preclude discussion by any Stockholder of any business properly brought before the annual meeting in accordance with said procedure. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting, that business was not properly brought before the meeting in accordance with the foregoing procedures and, if he or she should so determine, he or she shall declare the same to the meeting and any such business not properly brought before the meeting shall not be transacted.

         2.13. ORDER OF BUSINESS. The order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

         2.14. ACTION BY STOCKHOLDERS. Any action required or permitted by the General Corporation Law to be taken at an annual or special meeting of Stockholders of the Corporation may be taken without a meeting if Stockholders holding a majority of the voting shares consent thereto in writing, and the writing or writings are filed with the minutes of meetings of Stockholders.

                                   ARTICLE III

                                    DIRECTORS

         3.1. GENERAL POWERS. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these By-laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers expressly conferred by these By-laws, the Board may exercise all powers and perform all acts that are not required by these By-laws or the Certificate of Incorporation or by statute to be exercised and performed by the Stockholders.

         3.2. NUMBER; QUALIFICATION; TERM OF OFFICE. The Board shall consist of one or more members. The number of Directors shall be fixed initially at seven (7) and may thereafter be changed from time to time by action of the Stockholders or by action of the Board. Directors need not be Stockholders. Each Director shall hold office until a successor is elected and qualified or until the Director's death, resignation or removal.

         3.3. ELECTION. Directors shall, except as otherwise required by statute or by the Certificate of Incorporation, be elected by a plurality of the votes cast at a meeting of Stockholders by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in the election.

         3.4. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Unless otherwise provided in the Certificate of Incorporation, newly created Directorships resulting from an increase in the number of Directors and vacancies occurring in the Board for any other reason, including the removal of Directors without cause, may be filled by the affirmative votes of a majority of the entire Board, although less than a quorum, or by a sole remaining Director, or may be elected by a plurality of the votes cast by the holders of shares of capital stock entitled to vote in the election at a special meeting of Stockholders called for that purpose. A Director elected to fill a vacancy shall be elected to hold office until a successor is elected and qualified, or until the Director's earlier death, resignation or removal.

         3.5. RESIGNATION. Any Director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

         3.6. REMOVAL. Subject to the provisions of Section 141(k) of the General Corporation Law, any or all of the Directors may be removed with or without cause by vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

         3.7. COMPENSATION. Each Director, in consideration of his or her service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at Directors' meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors in consideration of serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this Section 3.7 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

         3.8. TIMES AND PLACES OF MEETINGS. The Board may hold meetings, both regular and special, either within or without the State of Delaware. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to a resolution of the Board) in the notice of the meeting.

         3.9. ANNUAL MEETINGS. On the day when and at the place where the annual meeting of Stockholders for the election of Directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section 3.11 hereof for special meetings of the Board or in a waiver of notice thereof.

         3.10. REGULAR MEETINGS. Regular meetings of the Board may be held without notice at such times and at such places as shall from time to time be determined by the Board.

         3.11. SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman, the CEO or the Secretary or by any two or more Directors then serving on at least one day's notice to each Director given by one of the means specified in Section 3.14 hereof other than by mail, or on at least three (3) days' notice if given by mail. Special meetings shall be called by the Chairman, CEO or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving.

         3.12. TELEPHONE MEETINGS. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.12 shall constitute presence in person at such meeting.

         3.13. ADJOURNED MEETINGS. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least one (1) day's notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.14 hereof other than by mail, or at least three (3) days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

         3.14. NOTICE PROCEDURE. Subject to Sections 3.11 and 3.17 hereof, whenever, under the provisions of any statute, the Certificate of Incorporation or these By-laws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director's address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telex, telecopy or similar means addressed as aforesaid.

         3.15. WAIVER OF NOTICE. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these By-laws.

         3.16. ORGANIZATION. At each meeting of the Board, the Chairman, or in the absence of the Chairman, the CEO, or in the absence of the CEO, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting. 3.17. QUORUM OF DIRECTORS. The presence in person of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board, but a majority of a smaller number may adjourn any such meeting to a later date.

         3.18. ACTION BY MAJORITY VOTE. Except as otherwise expressly required by statute, the Certificate of Incorporation or these By-laws, the act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

         3.19. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                   ARTICLE IV

                             COMMITTEES OF THE BOARD

         4.1. COMMITTEES. The Board may, by resolution passed by a vote of a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board passed as aforesaid, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee shall have the power or authority of the Board in reference to (i) amending the Certificate of Incorporation, (ii) adopting an agreement of merger or consolidation under section 251 or section 252 of the General Corporation Law, (iii) recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, or a dissolution of the Corporation or a revocation of a dissolution, or (iv) amending the By-laws of the Corporation; and, unless the resolution designating it expressly so provides, no such committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these By-laws.

         4.2. COMMITTEE MINUTES. The committees shall keep regular minutes of their proceedings and report the same to the Board.

                                    ARTICLE V

                                    OFFICERS

         5.1. POSITIONS. The officers of the Corporation shall be a CEO, a Secretary, a Treasurer or a Chief Financial Officer and such other officers as the Board may appoint, including a Chairman, Vice Chairman of the Board, one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Board may designate one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-laws otherwise provide.

         5.2. APPOINTMENT. The officers of the Corporation shall be chosen by the Board at its annual meeting or at such other time or times as the Board shall determine.

         5.3. COMPENSATION. The compensation of all officers of the Corporation shall be fixed by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that the officer is also a Director.

         5.4. TERM OF OFFICE. Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer's successor is chosen and qualifies or until such officer's earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer elected or appointed by the Board may be removed at any time, with or without cause, by vote of a majority of the entire Board. Any vacancy occurring in any office of the Corporation shall be filled by the Board. The removal of an officer without cause shall be without prejudice to the officer's contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

         5.5. FIDELITY BONDS. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

         5.6. CHAIRMAN. The Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.

         5.7. VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board, if one shall have been appointed, shall, in the absence of the Chairman of the Board, preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.

         5.8. CEO. The CEO shall be the President and Chief Executive Officer of the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of Directors. The CEO shall preside at all meetings of the Stockholders and at all meetings of the Board at which the Chairman (if there be one) is not present. The CEO may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation or shall be required by statute otherwise to be signed or executed and, in general, the CEO shall perform all duties incident to the office of chief executive officer and chief operating officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board.

         5.9. VICE PRESIDENTS. At the request of the CEO, or in the absence of the CEO, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the CEO and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the CEO. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by statute otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by the Board or by the CEO.

         5.10. SECRETARY. The Secretary shall attend all meetings of the Board and of the Stockholders and shall record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and shall perform such other duties as may be prescribed by the Board or by the CEO, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to impress the same on any instrument requiring it, and when so impressed the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to impress the seal of the Corporation and to attest the same by such officer's signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the CEO or any Vice

President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by statute are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board or by the CEO.

         5.11. TREASURER OR CHIEF FINANCIAL OFFICER. The Treasurer or Chief Financial Officer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer or Chief Financial Officer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the CEO or the Board, whenever the CEO or the Board shall require the Treasurer or Chief Financial Officer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; exhibit at all reasonable times the records and books of account to any of the Directors upon application at the office of the Corporation where such records and books are kept; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer or Chief

Financial Officer of a corporation and such other duties as may from time to time be assigned to the Treasurer or Chief Financial Officer by the Board or the CEO.

         5.12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board or by the CEO.

                                   ARTICLE VI

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

         6.1. EXECUTION OF CONTRACTS. The Board, except as otherwise provided in these By-laws, may prospectively or retroactively authorize any officer or officers, employee or employees or agent or agents, in the name and on behalf of the Corporation, to enter into any contract or execute and deliver any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

         6.2. LOANS. The Board may prospectively or retroactively authorize the CEO or any other officer, employee or agent of the Corporation to effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances the person so authorized may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances, or otherwise limited.

         6.3. CHECKS, DRAFTS, ETC. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

         6.4. DEPOSITS. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation with such banks, trust companies, investment banking firms, financial institutions or other depositaries as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power to select may from time to time be delegated by the Board.

                                   ARTICLE VII

                               STOCK AND DIVIDENDS

         7.1. CERTIFICATES REPRESENTING SHARES. The shares of capital stock of the Corporation shall be represented by certificates in such form (consistent with the provisions of Section 158 of the General Corporation Law) as shall be approved by the Board. Such certificates shall be signed by the Chairman, the CEO or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be impressed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registrar other than the Corporation itself or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         7.2. TRANSFER OF SHARES. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by the holder's duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "canceled," with the date of cancellation, by the Secretary or an Assistant Secretary or the transfer agent of the Corporation. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation. No transfer of shares of capital stock shall be valid as against the Corporation, its Stockholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

         7.3. TRANSFER AND REGISTRY AGENTS. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

         7.4. LOST, DESTROYED, STOLEN AND MUTILATED CERTIFICATES. The holder of any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares, and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his or her legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

         7.5. RULES AND REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws or with the Certificate of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

         7.6. RESTRICTION ON TRANSFER OF STOCK. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if permitted by Section 202 of the General Corporation Law and noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing such capital stock, a restriction, even though permitted by Section 202 of the General Corporation Law, shall be ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration of transfer of capital stock of the Corporation may be imposed either by the Certificate of Incorporation or by an agreement among any number of Stockholders or among such Stockholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction.

         7.7. DIVIDENDS, SURPLUS, ETC. Subject to the provisions of the Certificate of Incorporation and of law, the Board:

                  7.7.1. may declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time or times as it, in its discretion, shall deem advisable giving due consideration to the condition of the affairs of the Corporation;

                  7.7.2. may use and apply, in its discretion, any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or purchase warrants therefor, in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness; and

                  7.7.3. may set aside from time to time out of such surplus or net profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         8.1. INDEMNITY UNDERTAKING. To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation, or is or was serving as a director, officer, employee or agent or in any other capacity at the request of the Corporation for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity") while serving as a Director or officer of the Corporation, against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. To the extent specified by the Board at any time and to the extent not prohibited by law, the Corporation may indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed Proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving as a director, officer, employee or agent or in any other capacity at the request of the Corporation for any Other Entity, against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         8.2. ADVANCEMENT OF EXPENSES. The Corporation shall, from time to time, reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; PROVIDED, HOWEVER, that, if required by the General Corporation Law, such expenses incurred by or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

         8.3. RIGHTS NOT EXCLUSIVE. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, the Certificate of Incorporation, these By-laws, any agreement (including any policy of insurance purchased or provided by the Corporation under which directors, officers, employees and other agents of the Corporation are covered), any vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         8.4. CONTINUATION OF BENEFITS. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

         8.5. INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 8, the Certificate of Incorporation or under section 145 of the General Corporation Law or any other provision of law.

         8.6. BINDING EFFECT. The provisions of this Article 8 shall be a contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Article 8 is in effect and any other person entitled to indemnification hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer or other person intend to be, and shall be legally bound. No repeal or modification of this Article 8 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         8.7. PROCEDURAL RIGHTS. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board, its independent legal counsel and its Stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board, its independent legal counsel and its Stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

         8.8. SERVICE DEEMED AT CORPORATION'S REQUEST. Any Director or officer of the Corporation serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

         8.9. ELECTION OF APPLICABLE LAW. Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article 8 may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; PROVIDED, HOWEVER, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

                                   ARTICLE IX

                                BOOKS AND RECORDS

         9.1. BOOKS AND RECORDS. There shall be kept at the principal office of the Corporation correct and complete records and books of account recording the financial transactions of the Corporation and minutes of the proceedings of the Stockholders, the Board and any committee of the Board. The Corporation shall keep at its principal office, or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all Stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

         9.2. FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         9.3. INSPECTION OF BOOKS AND RECORDS. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the Stockholders for inspection.

                                    ARTICLE X

                                      SEAL

                  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.


                                   ARTICLE XI

                                   FISCAL YEAR

                  The fiscal year of the Corporation shall be fixed, and may be changed, by resolution of the Board.


                                   ARTICLE XII

                              PROXIES AND CONSENTS

                  Unless otherwise directed by the Board, the Chairman, the CEO, any Vice President, the Secretary or the Treasurer, or any one of them, may execute and deliver on behalf of the Corporation proxies respecting any and all shares or other ownership interests of any Other Entity owned by the Corporation appointing such person or persons as the officer executing the same shall deem proper to represent and vote the shares or other ownership interests so owned at any and all meetings of holders of shares or other ownership interests, whether general or special, and/or to execute and deliver consents respecting such shares or other ownership interests; or any of the aforesaid officers may attend any meeting of the holders of shares or other ownership interests of such Other Entity and thereat vote or exercise any or all other powers of the Corporation as the holder of such shares or other ownership interests.


                                  ARTICLE XIII

                                EMERGENCY BY-LAWS

                  Unless the Certificate of Incorporation provides otherwise, the following provisions of this Article 13 shall be effective during an emergency, which is defined as

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                                                                              35


when a quorum of the Corporation's Directors cannot be readily assembled because of some catastrophic event. During such emergency:

         13.1. NOTICE TO BOARD MEMBERS. Any one member of the Board or any one of the following officers: Chairman, CEO, any Vice President, Secretary, or Treasurer, may call a meeting of the Board. Notice of such meeting need be given only to those Directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

         13.2. TEMPORARY DIRECTORS AND QUORUM. One or more officers of the Corporation present at the emergency Board meeting, as is necessary to achieve a quorum, shall be considered to be Directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum of the Directors are present (including any officers who are to serve as Directors for the meeting), those Directors present (including the officers serving as Directors) shall constitute a quorum.

         13.3.    ACTIONS PERMITTED TO BE TAKEN. The Board as constituted in
Section 13.2, and after notice as set forth in Section 13.1 may:

                  13.3.1. prescribe emergency powers to any officer of the Corporation;

                  13.3.2. delegate to any officer or Director, any of the powers of the Board;

                  13.3.3. designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

                  13.3.4. relocate the principal place of business, or designate successive or simultaneous principal places of business; and

                  13.3.5. take any other convenient, helpful or necessary action to carry on the business of the Corporation.


                                   ARTICLE XIV

                                   AMENDMENTS

                  These By-laws may be amended or repealed and new By-laws may be adopted by a vote of the Stockholders holding shares entitled to vote in the election of Directors or by the Board. Any By-laws adopted or amended by the Board may be amended or repealed by the Stockholders entitled to vote thereon.

                  Amended and Restated as of _________ __, 2005

                                 PLAN EXHIBIT 3
                                 --------------



                      PENN TRAFFIC CREDITOR TRUST AGREEMENT



                         DATED AS OF _____________, 2005



                                      AMONG



                            THE PENN TRAFFIC COMPANY

                              THE OTHER AFFILIATED

                              DEBTORS PARTY HERETO



                                       AND



                                   AS TRUSTEE

                                TABLE OF CONTENTS


ARTICLE I ESTABLISHMENT OF TRUST...............................................2

     Section 1.1      Creation and Name........................................2
     Section 1.2      Declaration of Trust.....................................2
     Section 1.3      Purposes of Trust........................................2
     Section 1.4      Trustee's Acceptance.....................................3

ARTICLE II DEFINITIONS.........................................................3

     Section 2.1      Certain Terms Defined in the Plan........................3
     Section 2.2      "Allowed Claim"..........................................3
     Section 2.3      "Bankruptcy Code"........................................3
     Section 2.4      "Beneficiary List".......................................3
     Section 2.5      "Beneficiaries"..........................................3
     Section 2.6      "Business Day"...........................................3
     Section 2.7      "Cash"...................................................3
     Section 2.8      "Causes of Action".......................................3
     Section 2.9      "Claim"..................................................4
     Section 2.10     "Code"...................................................4
     Section 2.11     "Debtors"................................................4
     Section 2.12     "Debtors' Estates".......................................4
     Section 2.13     "Disputed Claim".........................................4
     Section 2.14     "Distribution Reserve Account"...........................4
     Section 2.15     "Face Amount"............................................4
     Section 2.16     "Final Order"............................................4
     Section 2.17     "Funding Contributions"..................................4
     Section 2.18     "Initial Distribution Date"..............................4
     Section 2.19     "Initial Installments"...................................4
     Section 2.20     "Net Trust Recoveries"...................................4
     Section 2.21     "Plan"...................................................5
     Section 2.22     "Pro Rata"...............................................5
     Section 2.23     "Reorganized Debtors"....................................5
     Section 2.24     "Trust"..................................................5
     Section 2.25     "Trust Advisory Board"...................................5
     Section 2.26     "Trust Assets"...........................................5
     Section 2.27     "Trust Claims"...........................................5
     Section 2.28     "Trust Claim Defendant"..................................5
     Section 2.29     "Trust Distribution Date"................................5
     Section 2.30     "Trust Expenses".........................................6
     Section 2.31     "Trust Recoveries".......................................6

     Section 2.32     "Trust Term".............................................6
     Section 2.33     "Trustee"................................................6
     Section 2.34     "Trustee's Professionals"................................6

ARTICLE III FUNDING OF THE TRUST...............................................6

     Section 3.1      Initial Installments.....................................6
     Section 3.2      Additional Funding Contributions.........................6
     Section 3.3      Unused Funding Contributions.............................7

ARTICLE IV TRUST CLAIMS........................................................7

     Section 4.1      Liquidation of Trust Claims..............................7
     Section 4.2      Intervention.............................................7
     Section 4.3      Trust Recoveries Distribution and Reserve................7

ARTICLE V DISTRIBUTION OF TRUST ASSETS.........................................9

     Section 5.1      Allowed Claims...........................................9
     Section 5.2      Delivery of Distributions...............................10
     Section 5.3      Undeliverable Distributions.............................10
     Section 5.4      Fractional Dollars......................................10

ARTICLE VI DISPUTED CLAIMS....................................................10

     Section 6.1      Deposit into Reserve....................................10
     Section 6.2      Distributions After Allowance...........................11
     Section 6.3      Intentionally Left Blank................................11
     Section 6.4      Trust Claims Pending....................................11

ARTICLE VII GENERAL POWERS, RIGHTS AND OBLIGATIONS OF THE TRUSTEE.............12

     Section 7.1      Appointment of Trustee..................................12
     Section 7.2      Legal Title.............................................12
     Section 7.3      General Powers..........................................12
     Section 7.4      Retention of Attorneys, Accountants and Other
                      Professionals...........................................14
     Section 7.5      Co-Trustees or Separate Trustees........................15
     Section 7.6      Compensation of Trustee and its Professionals...........15
     Section 7.7      Standard of Care; Indemnification; Exculpation..........16
     Section 7.8      Reliance by Trustee.....................................17
     Section 7.9      Action Upon Instructions................................17
     Section 7.10     Investment Obligations..................................17
     Section 7.11     Intentionally Left Blank................................17
     Section 7.12     Tax Filings and Notices.................................18
     Section 7.13     Compliance with Securities Laws.........................18
     Section 7.14     Timely Performance......................................18
     Section 7.15     Consultation with the Trust Advisory Board..............18
     Section 7.16     Resignation.............................................18

ARTICLE VIII THE TRUST ADVISORY BOARD.........................................19

     Section 8.1      Establishment of Trust Advisory Board...................19
     Section 8.2      Composition; Replacement................................19
     Section 8.3      By-Laws.................................................19
     Section 8.4      Litigation of Trust Claims..............................19
     Section 8.5      Settlement of Trust Claims..............................19
     Section 8.6      Advice and Direction to Trustee.........................20
     Section 8.7      Investments.............................................20
     Section 8.8      Removal of Trustee; Removal of Trust Advisory Board
                      Member..................................................20
     Section 8.9      Appointment of Successor Trustee........................20
     Section 8.10     Expenses................................................20
     Section 8.11     Standard of Care; Exculpation...........................21
     Section 8.12     Termination of the Trust Advisory Board.................21

ARTICLE IX COORDINATION WITH REORGANIZED DEBTORS..............................21

     Section 9.1      Access to Debtors and Reorganized Debtors...............21

ARTICLE X RETENTION OF JURISDICTION...........................................22


ARTICLE XI TERMINATION........................................................23


ARTICLE XII MISCELLANEOUS.....................................................23

     Section 12.1     Notices.................................................23
     Section 12.2     Effectiveness...........................................24
     Section 12.3     Intention of Parties to Establish Trust.................24
     Section 12.4     Investment Company Act..................................24
     Section 12.5     Taxation................................................25
     Section 12.6     Counterparts............................................25
     Section 12.7     Governing Law...........................................25
     Section 12.8     Headings................................................25
     Section 12.9     Interpretative Provisions...............................25
     Section 12.10    Severability............................................25
     Section 12.11    Amendments..............................................25
     Section 12.12    Non-transferability of Beneficial Interests;
                      Interests Beneficial Only; No Voting Rights; Successors.26
     Section 12.13    No Suits by Claimholders................................26
     Section 12.14    Irrevocability..........................................26
     Section 12.15    Trust Continuance.......................................26
     Section 12.16    Enforcement and Administration..........................26

                      PENN TRAFFIC CREDITOR TRUST AGREEMENT



                  THIS TRUST AGREEMENT (the "Trust Agreement"), dated as of ____________, 2005, is entered into and executed by and among THE PENN TRAFFIC COMPANY, a Delaware corporation, debtor and debtor-in-possession in the Chapter 11 Cases referred to below ("Penn Traffic"), the undersigned affiliated Debtors, debtors and debtors-in-possession in such Chapter 11 Cases (together with Penn Traffic, collectively, the "Debtors", as hereinafter further defined), as settlors, _______ as Trustee (the "Trustee"), and the undersigned Reorganized Debtors (as defined below).

                                    RECITALS:


                  WHEREAS, this Trust Agreement is executed to facilitate the implementation of (a) the First Amended Joint Plan of Reorganization of Penn Traffic Company and Its Affiliated Debtors and Debtors-in-Possession, dated December __, 2004 (as amended, modified or supplemented, the "Plan"), which Plan provides for the establishment of the Penn Traffic Creditor Trust (as defined below) created by this Trust Agreement and the retention and preservation of the Trust Assets (as defined in the Plan) by the Trustee, all for the benefit of the holders of Allowed Unsecured Claims (as defined in the Plan) in Class 3 to the extent that such holders of Allowed Class 3 Unsecured Claims are entitled to share in Trust Recoveries (as defined below) in accordance with the terms of the
Plan) (collectively, the "Beneficiaries") and (b) the other Articles of the Plan that deal with the collection, liquidation, and distribution of the Trust Assets, including the litigation of Trust Claims (as defined in the Plan), as required by the Plan; and

                  WHEREAS, the Trust (as defined below) is organized for the primary purposes of (x) holding and preserving the value of the Trust Assets for distribution, (y) litigating Trust Claims, and (z) making distribution of Trust Recoveries (as defined below), as set forth in the Plan; and

                  WHEREAS, the Trustee's activities, powers and duties are those determined to be reasonably necessary to, and consistent with, accomplishment of these purposes; and

                  WHEREAS, the Plan contemplates, among other things, the litigation and settlement of Trust Claims and distribution of the net proceeds therefrom to the Beneficiaries, all as described in greater detail in the Plan and in this Trust Agreement; and

                  WHEREAS, pursuant to the Plan, the Trust is being created to litigate and settle Trust Claims on behalf, and for the benefit, of the Beneficiaries and to make distributions to the Beneficiaries of Trust Recoveries and other Trust Assets, in accordance with the Plan and this Trust Agreement; and

                  WHEREAS, under the terms of the Plan and the Confirmation Order (as defined in the Plan), effective as of the Effective Date (as defined in the Plan), the Debtors' Estates (as defined below) shall be deemed to have irrevocably granted, transferred, conveyed, and delivered to the Trustee, on behalf of, and for the benefit of, the Beneficiaries, control of, and all the rights, title and interests in and to, the Trust Assets, with no reversionary interest therein in favor of the Debtors and/or the Reorganized Debtors; and

                  WHEREAS, on ___________, 2005, the Bankruptcy Court (as defined in the Plan) entered the Confirmation Order; and

                  WHEREAS, the Reorganized Debtors (as defined below) are joining in the execution of this Trust Agreement as of the Effective Date in accordance with the Plan;

                  NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                             ESTABLISHMENT OF TRUST

         SECTION 1.1 Creation and Name. In accordance with the Plan, there is hereby created a trust which shall be known as the "Penn Traffic Creditor Trust," which is the Trust created pursuant to Article VII of the Plan.

         SECTION 1.2 Declaration of Trust. In consideration of the confirmation of the Plan under the Bankruptcy Code, the Debtors, the Reorganized Debtors and the Trustee have executed this Trust Agreement and, effective on the Effective Date of the Plan, in accordance with Article 7.2(A) of the Plan, the Debtors' Estates are hereby deemed to have irrevocably assigned, transferred and conveyed, to the Trustee, and to its successors and assigns, all the right, title and interests of the Debtors and the Debtors' Estates in and to the Trust Assets, with no reversionary interest whatsoever therein of the Debtors and the Reorganized Debtors, to have and to hold unto the Trustee and its successors and assigns forever, in trust nevertheless, under and subject to the terms and conditions set forth in this Trust Agreement and in the Plan for the benefit of the Beneficiaries and their successors and assigns permitted under the Plan and this Trust Agreement, as provided for in the Plan and in this Trust Agreement. The use and distribution of Trust Recoveries (including, without limitation, Funding Contributions) shall be made in accordance with this Trust Agreement and the Plan.

         SECTION 1.3 Purposes of Trust. The Trust is organized for the primary purposes of litigating and settling the Trust Claims transferred to it and distributing to the Beneficiaries the proceeds of the Trust Claims and the Trust Recoveries therefrom, along with all other Trust Assets, with no objective to engage in the conduct of a trade or business. In furtherance of such purposes with respect to the Trust Claims (subject to authorization by the Trust Advisory Board, by its majority vote), the Trustee shall be responsible for pursuing, litigating, settling or waiving all Trust Claims including, without limitation, any causes of action, counterclaims and defenses which are transferred to the Trust, and to be the representative of all Beneficiaries in all litigation relating to Trust Claims, and to perform all obligations specified for the Trustee under the Plan. In the event of any inconsistency between the recitation of the duties and powers of the Trustee as set forth in the Trust Agreement and as set forth in the Plan, the provisions of this Trust Agreement shall govern.

         SECTION 1.4 Trustee's Acceptance. The Trustee accepts the trust imposed on the Trustee by this Trust Agreement and agrees to observe and perform that trust, on and subject to the terms and conditions set forth in this Trust Agreement. In connection with and in furtherance of the purposes of the Trust, the Trustee hereby expressly accepts the transfer of the Trust Assets, subject to the provisions of the Confirmation Order, the Plan and this Trust Agreement, and the Trustee hereby further expressly assumes, undertakes and shall control the litigation of Trust Claims, subject to the terms of this Trust Agreement.

                                   ARTICLE II

                                   DEFINITIONS

         SECTION 2.1 CERTAIN TERMS DEFINED IN THE PLAN. THE CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS TRUST AGREEMENT SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE PLAN.

         SECTION 2.2 "ALLOWED CLAIM" has the meaning set forth in the Plan.

         SECTION 2.3 "BANKRUPTCY CODE" means 11 U.S.C. Sections 101-1330, as amended.

         SECTION 2.4       "BENEFICIARY LIST" has the meaning set forth in
Section 5.1 hereof.

         SECTION 2.5 "BENEFICIARIES" has the meaning set forth in the Recitals hereof.

         SECTION 2.6       "BUSINESS DAY" has the meaning set forth in the Plan.

         SECTION 2.7       "CASH" has the meaning set forth in the Plan.

         SECTION 2.8 "CAUSES OF ACTION" means any and all claims, actions, causes of action, suits, accounts, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, and rights to payment and claims, whether known, unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured and whether asserted or assertable directly or derivatively, in law, equity or otherwise, including, without limitation, Trust Claims.

         SECTION 2.9       "CLAIM" has the meaning set forth in the Plan.

         SECTION 2.10 "CODE" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

         SECTION 2.11 "DEBTORS" has the meaning set forth in the Recitals hereof and includes in addition (and not in limitation) each Debtor's predecessor-in-interest as in existence immediately prior to the filing of the Chapter 11 Cases.

         SECTION 2.12 "DEBTORS' ESTATES" has the meaning set forth in the Plan.

         SECTION 2.13 "DISPUTED CLAIM" has the meaning set forth in the Plan.

         SECTION 2.14 "DISTRIBUTION RESERVE ACCOUNT" means, individually and collectively, one or more bank and/or other investment accounts established and maintained by the Trustee, as shall be directed by the Trust Advisory Board, into which the Trustee shall, in accordance with Section 5.3 and Section 6.1 of this Trust Agreement, deposit undeliverable distributions and Trust Recoveries that are not then distributable to a holder of a Disputed Claim and shall be held by the Trustee, pending a final determination as to Allowance of such Disputed Claim.

         SECTION 2.15 "FACE AMOUNT" means (a) when used in reference to a Disputed or disallowed claim, the full stated liquidated amount claimed by the Claim holder in any proof of claim timely filed with the Bankruptcy Court or otherwise deemed timely filed by any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and (b) when used in reference to an Allowed Claim, the allowed amount of such Claim.

         SECTION 2.16      "FINAL ORDER" has the meaning set forth in the Plan.

         SECTION 2.17 "FUNDING CONTRIBUTIONS" means funding that shall be made by the Reorganized Debtors to the Penn Traffic Creditor Trust on and after the Effective Date, in the amounts and to the extent required by Article 7.3(D) of the Plan.

         SECTION 2.18 "INITIAL DISTRIBUTION DATE" has the meaning set forth in the Plan.

         SECTION 2.19 "INITIAL INSTALLMENTS" means the following Funding Contributions to be paid by the Reorganized Debtors in accordance with Section 7.3(D) of the Plan; (i) $300,000 on the Effective Date and (ii) four (4) quarterly installments in the amount of $50,000 each to be paid by the Reorganized Debtors to the Penn Traffic Creditor Trust beginning on the three
(3) month anniversary of the Effective Date.

         SECTION 2.20 "NET TRUST RECOVERIES" means the amount by which the aggregate amount of Trust Recoveries exceeds the aggregate amount of (a) the compensation paid to the Trustee pursuant to Section 7.6 below and reasonable and necessary expenses incurred by the Trustee or to be incurred by the Trustee (as estimated by the Trustee in consultation with the Trust Advisory Board and including, without limitation, the fees and expenses of the Trustee's Professionals) in fulfilling the obligations set forth in the Plan and this Trust Agreement plus (b) the reasonable and necessary expenses incurred or to be incurred by the Trust Advisory Board (as estimated by the Trust Advisory Board and including, without limitation, the fees and expenses of any counsel and other professionals retained directly by the Trustee Advisory Board, separate from the Trustee's Professionals).

         SECTION 2.21 "PLAN" has the meaning set forth in the Recitals hereof.

         SECTION 2.22 "PRO RATA" means, at any time, the proportion that the Face Amount of a Claim in a particular Class or Classes bears to the aggregate Face Amount of all Claims (including Disputed Claims, but excluding disallowed claims) in such Class or Classes, unless the Plan provides otherwise.

         SECTION 2.23 "REORGANIZED DEBTORS" has the meaning set forth in the Plan.

         SECTION 2.24     "TRUST" means the trust established pursuant to the
Article VII of the Plan and under this Trust Agreement.

         SECTION 2.25 "TRUST ADVISORY BOARD" means the board that has been, or is about to be, created pursuant to Article 7.4 of the Plan for the purpose of either advising or, in the case of certain proposed actions, providing direction or authorization to the Trustee (as required by the Plan and/or this Trust Agreement) with respect to actions and decisions affecting the Trust.

         SECTION 2.26 "TRUST ASSETS" means: (a) those assets irrevocably assigned, transferred, conveyed and delivered to the Trust on the Effective Date pursuant to Article 7.2 of the Plan, which are: (i) all Trust Claims, and (ii) the Funding Contributions; (b) any additional Funding Contributions required by
Article 7.3(D) of the Plan after the Effective Date, (c) all Trust Recoveries at any time received by the Trustee in respect of the Trust Claims, and (d) all income at any time received by the Trustee in respect of any of the foregoing.

         SECTION 2.27     "TRUST CLAIMS" has the meaning set forth in the Plan.

         SECTION 2.28 "TRUST CLAIM DEFENDANT" means any Person who is (a) a defendant in any Cause of Action arising out of any Trust Claim that was commenced by the Trustee at any time on or after the Effective Date or (b) is identified by the Trustee in good faith on or before the Initial Distribution Date as a potential defendant in any Cause of Action arising out of the Trust Claims that the Trustee shall or may commence, as determined by the Trustee based on evidence relating to the Trust Claims then available to the Trustee.

         SECTION 2.29 "TRUST DISTRIBUTION DATE" has the meaning set forth in Section 4.3(c) hereof.

         SECTION 2.30 "TRUST EXPENSES" means all reasonable costs, expenses and fees paid or incurred or to be incurred (as estimated by the Trustee in consultation with the Trust Advisory Board) by the Trustee in the administration of the Trustee's duties or as contemplated pursuant to this Trust Agreement, including, without limitation, the compensation paid to and expenses incurred or to be incurred (as estimated by the Trustee in consultation with the Trust Advisory Board) by the Trustee and the expenses incurred or to be incurred by members of the Trust Advisory Board (as estimated by the Trust Advisory Board), the fees and expenses of the Trustee's Professionals and the fees and expenses of any counsel and other professionals directly retained by the Trust Advisory Board (separate from the Trustee's Professionals), all as provided for in this Trust Agreement.

         SECTION 2.31 "TRUST RECOVERIES" means any and all proceeds received by the Trust arising from a Trust Claim, including, without limitation,
(a) the prosecution to, and collection of, a final judgment with respect to a Trust Claim, and (b) the settlement or other compromise of a Trust Claim.

         SECTION 2.32 "TRUST TERM" has the meaning set forth in Section 7.3(B) of the Plan.

         SECTION 2.33 "TRUSTEE" means the trustee under the Trust, or any successor, as designated by a majority vote of the Trust Advisory Board pursuant to Article 7.4(f) of the Plan.

         SECTION 2.34 "TRUSTEE'S PROFESSIONALS" has the meaning set forth in Section 7.4 of this Agreement.

                                   ARTICLE III

                              FUNDING OF THE TRUST

         SECTION 3.1 Initial Installments. In accordance with the Plan, the Reorganized Debtors shall contribute the following to the Trust to be utilized to pay the costs and expenses associated with the administration of the
Trust: (i) $300,000 on the Effective Date and (ii) four (4) quarterly installments of $50,000 each to be paid by the Reorganized Debtors to the Trust beginning on the three (3) month anniversary of the Effective Date. If the Reorganized Debtors fail to pay any of the Initial Installments within five (5) business days after written notice of the Trust to the Reorganized Debtors, all remaining Initial Installments shall become immediately due and payable to the Trust.

         SECTION 3.2 Additional Funding Contributions. In accordance with the Plan, the Trustee shall have the right to seek an order of the Bankruptcy Court requiring the Reorganized Debtors to make additional Funding Contributions in excess of the Initial Installments at any time during the Trust Term in the maximum aggregate amount of $500,000 in excess of the Initial Installments.

         SECTION 3.3 Unused Funding Contributions. As of the termination of the Trust, if the Trustee has not commenced any litigations on behalf of the Trust, any unused Funding Contributions shall be disposed of at the discretion of the Trustee, as authorized by the Trust Advisory Board, by majority vote.

                                   ARTICLE IV

                                  TRUST CLAIMS

         SECTION 4.1       Liquidation of Trust Claims.

                 (a) The Trustee shall take such steps as the Trustee deems necessary to investigate, pursue, litigate, settle and/or compromise or abandon the Trust Claims (provided that, any such litigation, settlement, compromise or abandonment shall be authorized by the Trust Advisory Board, by its majority vote), to reduce the Trust Claims to cash proceeds and to make distributions of the cash proceeds to the Beneficiaries as required under the Plan and this Trust Agreement. The Trustee's actions with respect to disposition of the Trust Claims shall in all events be taken in a manner so as reasonably to maximize the value of the Trust Claims.

                  (b) The Trustee may transfer, sell, dispose of, settle or otherwise compromise or abandon the Trust Claims (or any of them) on the authorization of the Trust Advisory Board, by its majority vote.

         SECTION 4.2 Intervention. ON THE EFFECTIVE DATE, AND WITHOUT HAVING TO OBTAIN ANY FURTHER ORDER OF THE BANKRUPTCY COURT, THE TRUSTEE IS AUTHORIZED TO INTERVENE AS PLAINTIFF, MOVANT OR ADDITIONAL PARTY, AS APPROPRIATE, IN ANY CAUSES OF ACTION (WHETHER ASSERTED IN ACTIONS, ADVERSARY PROCEEDINGS, CONTESTED MATTERS, AVOIDANCE ACTIONS OR MOTIONS OR OTHERWISE WHICH WERE FILED PRIOR TO THE EFFECTIVE DATE), WHERE THE SUBJECT MATTER OF ANY SUCH CAUSE OF ACTION INVOLVES A TRUST CLAIM.

         SECTION 4.3       Trust Recoveries Distribution and Reserve.

                 (a) DISTRIBUTIONS OF TRUST RECOVERIES. Prior to distribution of any portion of the Trust Recoveries to any Beneficiaries, Trust Recoveries shall be first paid (i) to the Trustee, in accordance with Section 7.6(a), for the Trustee's compensation and reasonable and necessary expenses incurred and/or to be incurred (as estimated by the Trustee in consultation with the Trust Advisory Board) in fulfilling the Trustee's obligations set forth in the Plan and in this Trust Agreement, (ii) to the members of the Trust Advisory Board, in accordance with Section 8.10, for their reasonable and necessary expenses incurred in fulfilling the obligations of the Trust Advisory Board set forth in the Plan and in this Trust Agreement and (iii) to the Trustee's Professionals (defined below), in accordance with Section 7.4 and 7.6(b), for services rendered and expenses incurred in aiding in the performance of the Trustee's responsibilities.

                  (b) DISTRIBUTIONS OF NET TRUST RECOVERIES. The Trustee shall distribute Net Trust Recoveries as follows: first, to pay the Trust Expenses (in addition to those paid in accordance with Section 4.3(a) above, if any); and second, to the Beneficiaries, their respective Pro Rata shares thereof as required by the Plan and this Trust Agreement. For the purposes of this
Section 4.3(b), the Funding Contributions shall not be included in the calculation of Net Trust Recoveries distributable to any Beneficiaries on any Trust Distribution Date, and shall not be distributed on any Trust Distribution Date or otherwise, until such time as the Trustee and the Trust Advisory Board have determined that all Trust Claims have been resolved and/or will not be further pursued.

                  (c) TIME OF DISTRIBUTIONS. Distributions of Net Trust Recoveries by the Trustee to Beneficiaries, in accordance with their respective interests in the Trust as set forth in the Plan and in this Trust Agreement, shall be made at least semi-annually, beginning with a date in the calendar quarter that is not later than the end of the second calendar quarter after the Effective Date (each, such date, a "Trust Distribution Date)"; provided that,
(i) the Trustee shall not distribute any Net Trust Recoveries to any Beneficiaries in a particular Class prior to the earliest date on which the Claimholders in such Class are entitled to receive Net Trust Recoveries in accordance with the Plan, (ii) the Trustee shall not be required to make any such semi-annual distribution if the Net Trust Recoveries and income therefrom (if any) available for distribution to the Beneficiaries are not sufficient, in the Trustee's discretion (after consultation with the Trust Advisory Board) to justify incurring the Trust Expenses necessarily associated with making distribution of monies, (iii) in connection with any interim (as opposed to final) distribution, the Trustee shall retain at least the amount of the Funding Contributions remitted to the Trustee pursuant to Article 7.3(D) of the Plan and Sections 3.1 and 3.2 of this Trust Agreement and (iv) concurrently with the termination of this Trust Agreement in accordance with Article 11 below, the Trustee shall distribute to the Beneficiaries, in accordance with Section 4.3(b) above, any amount of the Funding Contributions that has not been expended by the Trustee on Trust Expenses in the course of the winding up and final liquidation of the Trust.

                  (d) DISTRIBUTION RESERVE ACCOUNT. The Trustee shall establish the Distribution Reserve Account as of the initial Trust Distribution Date. The Trustee shall deposit into the Distribution Reserve Account on each Trust Distribution Date, pending resolution of Disputed Claims, that portion of Trust Recoveries that would otherwise be distributable in accordance with the Plan in respect of such Disputed Claims, if such Disputed Claim had then constituted an Allowed Claim entitled to receive Trust Recoveries in accordance with the Plan. The amount of such deposits made by the Trustee into the Distribution Reserve Account on any Distribution Date shall be in an amount as directed by Reorganized Debtors pursuant to the Beneficiary List. The Trustee shall distribute the Net Trust Recoveries on deposit in the Distribution Reserve Account to the holder of any Disputed Claims that become Allowed Claims only upon the Trustee's receipt of written notice from Reorganized Debtors, in accordance with Section 5.1 below, that any such Disputed Claim has become an Allowed Claim, as applicable, and in accordance with the provisions of Section
6.2 below.

                                    ARTICLE V

                          DISTRIBUTION OF TRUST ASSETS

         SECTION 5.1 Allowed Claims. The Trustee shall deliver to the Reorganized Debtors written notice of the first Initial Distribution Date on which the Trustee intends to make the initial distribution of any Net Trust Recoveries. As soon as practicable after the Reorganized Debtors' receipt of such written notice, the Reorganized Debtors shall provide to the Trustee a list of all Beneficiaries who hold Allowed Claims, a list of holders of all Disputed Claims whose Pro Rata share of Trust Recoveries will be deposited by the Trustee into the Distribution Reserve Account in accordance with Section 4.3(d) above, and the Pro Rata share (i.e., the proportion determined in accordance with the Plan) in respect of each such Claim (both Allowed and Disputed), including the address, the name of a contact person (if known to the Reorganized Debtors) for each such Claimholder (both Allowed and Disputed) and the tax ID number or such Claimholder, all as then reflected on the books and records of the Debtors and Reorganized Debtors (such list being herein referred to as a "Beneficiary List"). The purpose of the Beneficiary List is to enable the Trustee to calculate as of such initial Trust Distribution Date hereunder the Pro Rata share of Trust Recoveries to be distributed to, or deposited into the Distribution Reserve Account for the account of, each Claimholder that is entitled under the Plan to share in Trust Recoveries. The Reorganized Debtors shall similarly deliver to the Trustee a revised, then current Beneficiary List as soon as practicable after the Trustee delivers notice of its intent to make additional distributions on any subsequent Trust Distribution Date, including a revised calculation of the Pro Rata share (i.e., the proportion determined in accordance with the Plan) of Trust Recoveries to be distributed to, or deposited into the Distribution Reserve Account, for the account of, each Claimholder as provided for above in this Section 5.1. If the Trustee or the Trust Advisory Board disagrees with any of the information set forth on a Beneficiary List delivered by the Debtors or Reorganized Debtors, then the Trustee shall so notify the Debtors or the Reorganized Debtors (as applicable) as soon as practicable, and the Debtors or the Reorganized Debtors (as applicable) and the Trustee shall cooperate and attempt to resolve any such differences as expeditiously as possible. In making distributions of Trust Recoveries to Beneficiaries in accordance with Section 5.2 below, the Trustee may, in the absence of manifest error, rely fully, without inquiry, upon the Beneficiary List most recently delivered by the Debtors or the Reorganized Debtors to the Trustee, and the Trustee shall be fully exculpated from any and all liability of any kind or nature to any Claimholder to the extent that the Trustee so relies upon any such Beneficiary List in making distributions of Net Trust Recoveries. Without limiting the generality of the exculpation of the Trustee provided for hereinabove, the Trustee shall have no liability to any Claimholder if a check payable to a Beneficiary in payment of such Beneficiary's share of Net Trust Proceeds is delivered to a Beneficiary's address listed on the then current Beneficiary List, but that is not the correct address for such Beneficiary, and such check is not returned to the Trustee and/or is cashed by a Person who is not an authorized agent of such Beneficiary. Nothing contained in this Trust Agreement, however, shall be deemed to limit or impair the right of any Claimholder to challenge in the Bankruptcy Court the Debtors' or the Reorganized Debtors' designation as Disputed any portion of a Claim or the calculation of any Beneficiary's Share of Trust Recoveries to which any Allowed Claim is entitled in accordance with the Plan and this Trust Agreement.

         SECTION 5.2 Delivery of Distributions. Distributions by the Trustee shall be made to Beneficiaries at the addresses set forth in the Beneficiary List most recently provided to the Trustee by the Debtors or the Reorganized Debtors.

         SECTION 5.3       Undeliverable Distributions.

                 (a) If any Beneficiary's distribution that has been made by the Trustee in accordance with Section 5.2 is returned to the Trustee as undeliverable, no further distributions to such Beneficiary shall be made unless and until the Trustee is notified by the Debtors, by the Reorganized Debtors or by such Beneficiary of such Beneficiary's then current address, at which time all missed distributions shall be made to such Beneficiary, without interest. Pending the Trustee's receipt of such current address and subject to Section 5.3(b) below, all missed distributions shall be deposited by the Trustee into the Distribution Reserve Account.

                  (b) All requests by Beneficiaries for undeliverable distributions with respect to any Trust Distribution Date shall be made to the Trustee in writing, at its address set forth in Section 12.1 below, on or before six (6) months after the applicable Trust Distribution Date. After that date, all unclaimed property relating to such missed distributions shall revert to the Trust. Upon such reversion, the claim of any Beneficiary (and of any successor to or any assignee of such Beneficiary permitted pursuant to the Plan and this Trust Agreement) with respect to such property shall be discharged and forever barred, notwithstanding any federal or state escheat laws to the contrary.

         SECTION 5.4 Fractional Dollars. Notwithstanding anything to the contrary contained in this Trust Agreement, the Trustee shall not be required to make distributions or payments of fractions of dollars. Whenever any payment of a fraction of a dollar under the Plan or this Trust Agreement would otherwise be called for, the actual payment shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars or more being rounded up.

                                   ARTICLE VI

                                 DISPUTED CLAIMS

         SECTION 6.1 Deposit into Reserve. Distributions of Trust Assets with respect to Disputed Claims shall be deposited into the Distribution Reserve Account as set forth in Section 4.3(d) of this Trust Agreement. The amount deposited shall be determined by the Trustee based upon each Beneficiary List delivered to the Trustee, or as otherwise agreed to by the Debtors or the Reorganized Debtors (as applicable) and the Trustee in accordance with Section
5.1 (in cases where the Trustee and/or the Trust Advisory Board disagreed with any information contained in a Beneficiary List). The Trustee will also place in the applicable Distribution Reserve Account any dividends, payments or other income received on account of the property withheld in the Distribution Reserve Account, to the extent that such property continues to be held in the Distribution Reserve Account at the time such dividends and/or other income are received by the Trustee. The Trustee may, in the Trustee's sole discretion, unless otherwise instructed by the Trust Advisory Board, invest any Cash that is withheld in the Distribution Reserve Account in a manner that will yield a reasonable net return, taking into account the safety of the investment. Notwithstanding any such investment and the addition to Trust Assets of any income earned in respect thereof, nothing in this Trust Agreement shall be deemed to entitle the holder of a Disputed Claim to postpetition interest on such Claim, in the event such Claim ultimately becomes an Allowed Claim.

         SECTION 6.2       Distributions After Allowance.

                 (a) On the next Trust Distribution Date after the date when the order or judgment of the Bankruptcy Court allowing all or part of a Disputed Claim becomes a Final Order, the Trustee will distribute to the holders of Disputed Claims that have become Allowed any property in the Distribution Reserve Account that would have been distributed to such Claim holders on the Trust Distribution Dates on which distributions previously were made to Beneficiaries, if the Disputed Claims that have become Allowed had been Allowed Claims, on such earlier Trust Distribution Dates. All distributions made under this Section 6.2 of the Trust Agreement on account of an Allowed Claim will be made together with any dividends, payments or other distributions made on account of, as well as subject to any obligations arising from, the distributed property as if such Allowed Claim had been an Allowed Claim on the Trust Distribution Dates on which distributions were previously made to Beneficiaries.

                  (b) After a Final Order has been entered, or other final resolution has been reached with respect to all Disputed Claims, any remaining property held in the Distribution Reserve Account will be distributed in accordance with the Plan and this Trust Agreement.

         SECTION 6.3       Intentionally Left Blank

         SECTION 6.4 Trust Claims Pending. Notwithstanding anything to the contrary contained in the Plan or in this Trust Agreement, the Trust Advisory Board may not authorize or direct the Trustee to pay, and the Trustee shall not pay, any distribution to Beneficiaries who have or may have any liability to the Trust with respect to a Trust Claim, which distribution may be paid, if at all, only after the holder of such Claim has discharged its liability to the Trust on account of such Trust Claim, by settlement or otherwise.

                                   ARTICLE VII

              GENERAL POWERS, RIGHTS AND OBLIGATIONS OF THE TRUSTEE

         SECTION 7.1 Appointment of Trustee. Pursuant to Article VII of the Plan, the Trustee shall become the Trustee on the Effective Date.

         SECTION 7.2 Legal Title. The Trustee shall hold legal title to all Trust Assets except that the Trustee may, upon approval by the Trust Advisory Board, by its majority vote, cause legal title or evidence of title to any of the Trust Assets to be held by any nominee or person, on such terms, in such manner and with such power as the Trustee may determine advisable.

         SECTION 7.3       General Powers.

                 (a) Except as otherwise provided in the Plan or in this Trust Agreement, and subject to the retained jurisdiction of the Bankruptcy Court as provided for in the Plan, but without prior or further authorization, the Trustee may control and exercise authority over the Trust Assets, over the acquisition, management and disposition thereof and over the management and conduct of the affairs of the Trust to the same extent as if the Trustee were the sole owner of the Trust Assets in its own right, provided, however, that such control and authority over the Trust Assets shall be subject to the provisions of Section 7.3(b) of this Trust Agreement and, at the sole discretion of the Trust Advisory Board, the Trust Advisory Board may, but is not required to (a) demand that the Trustee deliver a fiduciary bond or surety issued by such insurance company or other firm, and in such amount, as shall be reasonably acceptable to the Trust Advisory Board or (b) designate a Person to serve as a co-signatory with the Trustee on such bank and/or other investment accounts maintained from time to time by the Trustee, as shall be determined by the Trust Advisory Board. No Person dealing with the Trust shall be obligated to inquire into the Trustee's authority in connection with the acquisition, management or disposition of Trust Assets.

                  (b) In connection with the management and use of the Trust Assets, subject to the delivery of a fiduciary bond or surety or signature of a co-signatory on Trust accounts, if and to the extent required by the Trust Advisory Board pursuant to Section 7.3(a) above, and except as otherwise expressly limited in this Trust Agreement, the Plan, or the Confirmation Order, the Trustee shall have, in addition to any powers conferred on the Trustee by any other provision of this Trust Agreement, and subject to the approval of the Trust Advisory Board, by its majority vote, the power to take any and all actions as are necessary or advisable to effectuate the purposes of the Trust, including, without limitation, the power and authority:

                           (i)      to accept the Trust Assets transferred and
provided to the Trust under this Trust Agreement and the Plan;

                           (ii)     to distribute the proceeds from the
liquidation of the Trust Claims to Beneficiaries in accordance with the terms of the Plan and this Trust Agreement;

                           (iii)    to sell, convey, transfer, assign,
liquidate, collect or abandon Trust Claims, or any part thereof or any interest therein, on such terms and for such consideration as the Trustee deems desirable or appropriate;

                           (iv)     to prosecute all Trust Claims and such other
suits as may be necessary, appropriate or incident to the purposes of the Trust, including, without limitation, the prosecution of Trust Claims;

                           (v)      to endorse the payment of notes or other
obligations of any person or to make contracts with respect thereto;

                           (vi)     to engage in all acts that would constitute
ordinary course of business in performing the obligations of a trustee under a trust of this type;

                           (vii)    if authorized in writing by the Trust
Advisory Board, to remove all or any of the Trust Assets or the situs of administration of the Trust from one jurisdiction to another jurisdiction at any time or from time to time;

                           (viii)   in connection with any property held under
this Trust Agreement that is distributable or payable to a minor, to transfer and pay over all or any portion of the property to the minor, or to a guardian of the minor's property, whenever appointed, without requiring ancillary guardianship, or to the minor's parent or the person with whom the minor resides, or to any custodian under any Uniform Gifts to Minors Act or Uniform Transfer to Minor Act with power to select any person or trust company (including any fiduciary hereunder) to be such custodian and with power to extend such custodianship to age twenty-one (21) years, without any obligation to see to the use or application of the property or to make inquiry with respect to any other property available for the use of the minor, the receipt by such minor, guardian, parent, person or custodian to be a complete discharge as to such transfer or payment;

                           (ix)     if authorized in writing by all members of
the Trust Advisory Board, to borrow sums of money, at any time and from time to time, for periods of time and on terms and conditions from persons or corporations (including any fiduciary hereunder) for purposes as may be deemed advisable, and secure such loans by the pledge or hypothecation of any property held under this Trust Agreement;

                           (x)      to establish the funds, reserves and
accounts (other than investment accounts) within the Trust as deemed by the Trustee, in its discretion, to be useful in carrying out the purposes of the Trust;

                           (xi)     to sue and be sued and participate, as a
party or otherwise, in any judicial, administrative, arbitration or other proceeding;

                           (xii)    if authorized in writing by the Trust
Advisory Board, in accordance with this Trust Agreement, to purchase insurance indemnifying the Trustee and the members of the Trust Advisory Board and to indemnify (and purchase insurance indemnifying) the employees, agents and representatives of the Trust or the Trustee (including, without limitation, the Trustee's Professionals), to the fullest extent that a corporation organized under the laws of the Trust's domicile is from time to time entitled to indemnify its directors, officers, employees, agents and representatives;

                           (xiii)   to delegate any or all of the discretionary
power and authority herein conferred at any time with respect to all or any portion of the Trust to any one or more reputable individuals or, in connection with investments authorized by the Trust Advisory Board pursuant to Section 8.7, to recognized institutional advisors or investment managers, in each case without liability for any action taken or omission made because of such delegation, except for such liability as is expressly provided for in this Trust Agreement;

                           (xiv)    to consult with the Debtors and/or the
Reorganized Debtors at such times and with respect to such issues relating to the conduct of the Trust as the Trustee considers desirable; and

                           (xv)     to perform such other acts and undertake
such other conduct as the Trustee believes is necessary to carry out the purposes and intent of this Trust.

                  (c) The Trustee shall not at any time, on behalf of the Trust or any Beneficiaries, enter into or engage in any trade or business, and the Trustee shall not use or dispose of any part of the Trust Assets in furtherance of any trade or business.

         SECTION 7.4 Retention of Attorneys, Accountants and Other Professionals. The Trustee shall, subject to the approval or direction of the Trust Advisory Board, by majority vote thereof, retain the following professionals ("Trustee's Professionals") to aid in the performance of its responsibilities pursuant to the terms of the Plan and this Trust Agreement including, without limitation, the litigation of Trust Claims and distribution of Trust Assets:

                 (a) Such law firm(s) as counsel to the Trustee and the Trust as the Trustee may deem advisable to aid in the liquidation of the Trust Claims and to perform such other functions as may be appropriate to carry out the primary purposes of the Trust. The Trustee may commit the Trust to and shall pay such law firm(s) reasonable compensation from the Trust Assets for services rendered and expenses incurred, which expenses may include, without limitation, the fees and expenses of Persons retained by such counsel to perform any services or otherwise assist in connection with the prosecution of Trust Claims, including, without limitation, expert witnesses and consultants. The Trustee may also engage such law firm(s) on a contingent fee basis as permitted by applicable law;

                  (b) An independent public accounting firm to audit the financial books and records of the Trust, to prepare and file all federal, state and local tax returns and related tax forms on behalf of the Trust that the Trustee is obligated to prepare, provide and file pursuant to Section 7.12 below, and to perform such other reviews and/or audits as the Trustee may deem advisable to carry out the primary purposes of the Trust. The Trustee may commit the Trust to and shall pay such accounting firm reasonable compensation from the Trust Assets for services rendered and expenses incurred; and

                   (c) Such forensic accountants, experts, advisors, consultants, investigators, appraisers, auctioneers or other professionals as are advisable to carry out the purposes of the Trust. The Trustee may commit the Trust to and shall pay all such Persons reasonable compensation from the Trust Assets for services rendered and expenses incurred.

         SECTION 7.5 Co-Trustees or Separate Trustees. In order to (and only to the extent necessary to) meet any legal requirements of any jurisdiction in which any of the Trust Assets may from time to time be located, the Trustee shall have the power to appoint one or more Persons who have been expressly approved by the Trust Advisory Board either to act as co-trustee jointly with the Trustee of all or any part of the Trust Assets or to act as separate trustee of all or any part of the Trust Assets and to vest in such Person or Persons, in such capacity, such title to the Trust Assets or any part thereof, and such rights, powers, duties, trusts or obligations as the Trust Advisory Board shall determine at any time may be necessary for the Trustee to perform its duties under this Trust Agreement, subject to such terms, conditions and limitations as shall be determined in any case by the Trust Advisory Board.

         SECTION 7.6       Compensation of Trustee and its Professionals.

                 (a) The Trust Advisory Board shall negotiate with and authorize the payment of reasonable compensation from the Trust Assets to the Trustee (and to any co-trustee that may be appointed pursuant to Section 7.5 above) for services rendered and expenses incurred in fulfilling its duties pursuant to this Trust Agreement. The Trustee shall receive annual compensation of $_____ to be paid monthly commencing on the Effective Date and ending upon the termination of the Trust or commencement of litigation, in which case the Trustee's compensation will be renegotiated as described below. The fee payable for (i) the month in which the Effective Date occurs and (ii) the last month that the Trustee renders services to the Trust shall be payable on the first day of the month following the Effective Date or the month following the cessation of services, whichever is applicable, and shall be prorated based on a $______ monthly fee and calculated for the actual number of days during the month that the Trustee has served. In all other cases, the fee will be payable on the first Business Day of the month (being the first day on which banking institutions in the State of New York are not authorized or required by law or regulation to be closed) following the month for which service has been rendered. In the event that litigation is commenced by the Trustee on behalf of the Trust, the Trust Advisory Board members and the Trustee shall negotiate the amount and payment terms of the compensation to the Trustee for the period following commencement of the litigation. If no agreement is reached, the parties may seek the determination of the Bankruptcy Court as to reasonable compensation. The compensation and reimbursement of expenses of the Trustee shall be paid out of Trust Assets.

                  (b) On or before the last day of each month following the month for which compensation is sought, each of the Trustee's Professionals seeking compensation shall serve a monthly statement on the Trustee and the Trust Advisory Board; provided, however, that failure of any of the Trustee's Professionals to serve a monthly statement on the Trustee and Advisory Board for any one or more months shall not waive or impair the right of such Trustee's Professionals to subsequently seek compensation for all or any number of such months in a later statement delivered to the Trustee and the Trust Advisory Board. The Trustee and Trust Advisory Board will have fifteen (15) days from the date such statement is received to review the statement and object to such statement by serving a written objection on the Trustee's Professional setting forth the precise nature of the objection and the amount at issue. At the expiration of the fifteen (15) day period, the Trustee shall promptly pay out of Trust Assets 100% of the amounts requested, except for the portion of such fees and disbursements to which an objection has been made. The parties shall attempt to consensually resolve objections, if any, to any monthly statement. If the parties are unable to reach a consensual resolution of any such objection, the party which received an objection to its fees may seek payment of such fees by filing a motion with the Bankruptcy Court on proper notice to the Trustee and the Trust Advisory Board.

         SECTION 7.7 Standard of Care; Indemnification; Exculpation. The Trustee shall perform the duties and obligations imposed on the Trustee by this Trust Agreement with reasonable diligence and care under the circumstances. The Trustee shall not be personally liable to the Trust or to any Beneficiary (or any successor of such entities) for any reason whatsoever, except for such of its own acts as shall constitute willful misconduct, gross negligence, willful disregard of the Trustee's duties or material breach of this Trust Agreement. Except as aforesaid, the Trustee shall be defended, held harmless and indemnified from time to time from the Trust Assets (but not from or by the Beneficiaries or any of the parties released in the Plan), against any and all losses, claims, costs, expenses and liabilities to which the Trustee may be subject by reason of the Trustee's execution in good faith of the Trustee's duties under this Trust Agreement. The Trustee's officers, employees, agents (including, without limitation, the Trustee's Professionals) and any co-trustees appointed pursuant to Section 7.5 above may be likewise defended, held harmless and indemnified upon authorization of the Trust Advisory Board. Without limiting the generality of the foregoing, the Trustee shall have no liability to any Beneficiary on account of the Trustee's investment or non-investment of any Trust Assets or any losses with respect to any such investments of Trust Assets, provided such investments are made, or the Trustee's decision not to invest any Trust Assets in any case is made, in accordance with the terms of this Trust Agreement. The Trustee shall not be obligated to give any bond or surety or other security for the performance of any of its duties, unless otherwise required by the Trust Advisory Board pursuant to Section 7.3(a) above or otherwise ordered by the Bankruptcy Court and, if so otherwise required or ordered, all costs and expenses of procuring any such bond shall be deemed Trust Expenses.

         SECTION 7.8 Reliance by Trustee. The Trustee may rely, and shall be fully protected personally in acting upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other instrument or document that the Trustee has no reasonable belief to be other than genuine and to have been signed or presented other than by the proper party or parties or, in the case of facsimile transmissions, to have been sent other than by the proper party or parties, in each case without obligation to satisfy itself that the same was given in good faith and without responsibility for errors in delivery, transmission or receipt. In the absence of the Trustee's willful misconduct, gross negligence, willful disregard of the Trustee's duties or material breach of this Trust Agreement, the Trustee may rely as to the truth of statements and correctness of the facts and opinions expressed therein and shall be fully protected personally in acting thereon. The Trustee may consult with legal counsel and shall be fully protected in respect of any action taken or suffered by the Trustee in accordance with the opinion of legal counsel (whether or not written). The Trustee may at any time seek instructions from the Bankruptcy Court concerning the acquisition, management or disposition of the Trust Assets.

         SECTION 7.9 Action Upon Instructions. If in performing the Trustee's duties under this Trust Agreement, the Trustee is required to decide between alternative courses of action, or the Trustee is unsure of the application of any provision of this Trust Agreement or the Plan, then the Trustee may promptly deliver a notice to the Trust Advisory Board requesting written instructions as to the course of action to be taken by the Trustee. If the Trustee does not receive such written directions within ten (10) Business Days after the Trustee has delivered such notice, the Trustee may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as the Trustee shall deem advisable. If the Trustee does not receive direction from the Trust Advisory Board within such ten (10) Business Day period or the Trustee believes that a court order is necessary or advisable to protect the interests of the Beneficiaries or to otherwise determine the Trustee's rights or duties in any respect under this Trust Agreement, then the Trustee may apply to the Bankruptcy Court for a determination as to the course of action to be taken by the Trustee.

         SECTION 7.10 Investment Obligations. The Trustee shall invest and reinvest the liquid Trust Assets consistent with the obligations of a trustee under Bankruptcy Code section 345 and otherwise pursuant to any Trust Advisory Board authorization in accordance with Section 8.7. The Trustee shall not be liable in any way for any loss or other liability arising from any investment, or the sale or other disposition of any investment, made in accordance with this
Section 7.10, except for any such loss or liability arising from the Trustee's gross negligence, willful misconduct or bad faith.

         SECTION 7.11      Intentionally Left Blank

         SECTION 7.12 Tax Filings and Notices. The Trustee shall prepare and provide to, or file with, the appropriate taxing authorities and other parties such notices, tax returns and other filings, including all federal, state and local tax returns for the Trust, as may be required under the Code, the Plan, or as may be required by applicable law of other jurisdictions including, if required under applicable law, notices required to report interest or dividend income ("Tax Reports"). To the extent required by applicable law and, if not so required, then when specifically requested by a Beneficiary in writing, the Trustee shall provide such Beneficiary with such tax information as is necessary for the preparation by such Beneficiary of such Beneficiary's income tax return. If such tax information is provided at the specific request of a Beneficiary (and not as required by applicable law), then such Beneficiary shall pay a reasonable fee to the Trustee, in an amount to be then determined by the Trustee, together with all costs and expenses incurred by the Trustee in providing such tax information to such Beneficiary. In connection with the Trustee's performance of its duties pursuant to this Section 7.12, the Trustee may require any Beneficiary to furnish to the Trustee its employer or taxpayer identification number as assigned by the Internal Revenue Service, together with such other information, returns or forms as the Trustee may determine are required, and the Trustee may condition any distribution of Net Trust Recoveries to any Beneficiary upon such receipt of such identification number, any other information and returns and forms as are required for the Trustee to comply with Internal Revenue Service requirements. The Trustee may consult with the tax department of Reorganized Penn Traffic, in advance of issuing or filing any Tax Reports, and shall in good faith consider (but shall have no obligation to accept or comply with) all reasonable suggestions of such tax department. The Trustee shall cooperate with and provide Reorganized Debtors with all information reasonably requested in connection with tax matters of the Reorganized Debtors, all at the sole cost and expense of Reorganized Debtors.

         SECTION 7.13 Compliance with Securities Laws. If and to the extent required by applicable federal and/or state securities laws, the Trustee shall file with the Securities and Exchange Commission and other applicable federal and state governmental agencies the reports and other documents and take any other actions necessary to comply with such federal or state securities laws.

         SECTION 7.14 Timely Performance. The Trustee will make continuing efforts to prosecute or settle the Trust Claims, make timely distributions, and not unduly prolong the duration of the Trust.

         SECTION 7.15 Consultation with the Trust Advisory Board. The Trustee shall consult with the Trust Advisory Board regularly and at all such times when the Trustee deems it necessary or appropriate in connection with carrying out the purposes of the Trust and shall obtain approvals from the Trust Advisory Board as required under the Plan and this Trust Agreement.

         SECTION 7.16 Resignation. The Trustee may resign as Trustee by giving written notice of its resignation to the Trust Advisory Board. The Trustee shall continue to serve as trustee for the shorter of (a) 90 days following the tender of the notice of resignation and (b) until the appointment of a successor Trustee shall become effective in accordance with Section 8.9 of this Trust Agreement.

                                  ARTICLE VIII

                            THE TRUST ADVISORY BOARD

         SECTION 8.1 Establishment of Trust Advisory Board. On the Effective Date, the Trust Advisory Board shall be established, using the procedures described in the Article VII of Plan. The members of the Trust Advisory Board shall disclose to the Trustee and all other members of the Trust Advisory Board whether any general unsecured claim or equity interest (relating to the Debtors or the Reorganized Debtors) that is held by them personally, by any relative or by any entity with which they are employed or affiliated, has been sold, transferred or otherwise assigned, disposed of or satisfied by any entity other than the Trust.

         SECTION 8.2 Composition; Replacement. The Trust Advisory Board shall be comprised of three (3) members and the initial three (3) members shall be designated in accordance with the procedures described in Article VII of the Plan. In the case of an inability or unwillingness of any member of the Trust Advisory Board to serve subsequent to his or her original appointment and acceptance, such member shall be replaced by designation of the remaining members of the Trust Advisory Board. If any position on the Trust Advisory Board remains vacant for more than thirty (30) days, such vacancy may be filled within fifteen (15) days thereafter by the designation of the Trustee without the requirement of a vote by the other members of the Trust Advisory Board. Each replacement member of the Trust Advisory Board must be a Beneficiary of this Trust. The Trust Advisory Board will continue to fully function even while a position on the Trust Advisory Board remains vacant.

         SECTION 8.3 By-Laws. The Trust Advisory Board shall govern its proceedings through the adoption of by-laws, which the Trust Advisory Board may adopt by majority vote. No provision of such by-laws shall supersede any express provision of the Plan or of this Trust Agreement. Without limiting the generality of the foregoing, the Trust Advisory Board by-laws shall provide that all authorizations, directions and advice rendered by the Trust Advisory Board to the Trustee at any time pursuant to the Plan and this Trust Agreement shall be by majority vote of the Trust Advisory Board members voting in any case and that at least two (2) members of the Trust Advisory Board shall constitute a necessary quorum required to vote on any matter to be voted upon by the Trust Advisory Board.

         SECTION 8.4 Litigation of Trust Claims. The Trust Advisory Board may, by majority vote, authorize the Trustee to file judicial or administrative proceedings on Trust Claims as proposed by the Trustee or any member of the Trust Advisory Board.

         SECTION 8.5 Settlement of Trust Claims. The Trust Advisory Board shall, by majority vote, approve or reject all settlements of Trust Claims which the Trustee or any member of the Trust Advisory Board may propose, but (i) no member of the Trust

Advisory Board may cast a vote with respect to any Trust Claim to which it is a party, and (ii) the Trustee may seek Bankruptcy Court approval of a settlement of a Trust Claim if the Trust Advisory Board fails to act on a proposed settlement of the Trust Claim within thirty (30) days of receiving notice of the proposed settlement by the Trustee or as otherwise deemed necessary or advisable by the Trustee.

         SECTION 8.6 Advice and Direction to Trustee. The Trust Advisory Board shall provide advice, instruction and direction on matters arising in the administration and in the disposition and distribution of Trust Assets, and in the pursuit of Trust Claims, as requested by the Trustee, or as otherwise specifically provided herein.

         SECTION 8.7 Investments. The Trust Advisory Board may, by majority vote, authorize the Trustee to invest the corpus of the Trust in prudent investments other than those described in section 345 of the Bankruptcy Code.

         SECTION 8.8       Removal of Trustee; Removal of Trust Advisory Board
Member.

                 (a) The Trust Advisory Board may, by majority vote, remove the Trustee in its discretion. If the requisite approval is not obtained, the Trustee may be removed by the Bankruptcy Court for cause shown on a motion by any member of the Trust Advisory Board.

                  (b) The Trust Advisory Board may, by majority vote, remove any member of the Trust Advisory Board, in its discretion. If the requisite approval is not obtained, any member of the Trust Advisory Board may be removed by the Bankruptcy Court for cause shown on a motion by any member of the Trust Advisory Board or by the Trustee.

         SECTION 8.9 Appointment of Successor Trustee. In the event of the death (in the case of a Trustee that is a natural person), dissolution (in the case of a Trustee that is not a natural person), resignation, incompetency or removal of the Trustee, the members of the Trust Advisory Board shall, by majority vote, designate a person to serve as successor Trustee. Such appointment shall specify the date when such appointment shall be effective. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Bankruptcy Court and to the retiring Trustee an instrument accepting the appointment and shall additionally file with the Bankruptcy Court an affidavit demonstrating that such Person is disinterested, as defined by
Section 101(14) of the Bankruptcy Code, and thereupon the successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee.

         SECTION 8.10      Expenses.

                 (a) Each member of the Trust Advisory Board shall be entitled to the reimbursement of the member's reasonable and necessary expenses in carrying out his or her duties as a member of the Trust Advisory Board. The reimbursement of expenses of the Trust Advisory Board members shall be paid out of Trust Assets.

                  (b) On or before the last date of each month following the month for which reimbursement is sought, each member of the Trust Advisory Board shall serve upon the Trustee, its counsel and the other members of the Trust Advisory Board a monthly statement of expenses incurred in carrying out the member's duties. The Trustee, its counsel and the other members of the Trust Advisory Board will have ten (10) days from the date such statement is received to review the statement and object to such statement by serving a written objection on the member of the Trust Advisory Board making the request, which objection shall set forth the precise nature of the objection and the amount at issue. At the expiration of the ten (10) day period, the Trustee shall promptly pay out of Trust Assets 100% of the amounts requested, except for the portion of such fees and disbursements to which an objection has been made. The parties shall attempt to consensually resolve objections, if any, to any monthly statement. If the parties are unable to reach a consensual resolution of any such objection, the party which received an objection to its fees may seek payment of such fees by filing a motion with the Bankruptcy Court on proper notice to the Trustee and its counsel.

         SECTION 8.11 Standard of Care; Exculpation. Neither the Trust Advisory Board nor any of its members, designees, counsel, financial advisors or any duly designated agent or representatives of any such party shall be liable for the act, default or misconduct of any other member of the Trust Advisory Board, nor shall any member be liable for anything other than such member's own gross negligence or willful misconduct. The Trust Advisory Board may, in connection with the performance of its duties, and in its sole and absolute discretion, consult with the Trustee's counsel and any other of the Trustee's Professionals and/or with counsel and other professional advisors directly retained by the Trust Advisory Board, and the Trust Advisory Board shall not be liable for anything done or omitted or suffered to be done in accordance with the advice or opinions of such professionals. If the Trust Advisory Board determines not to consult with counsel, accountants or other professionals, it shall not be deemed to impose any liability on the Trust Advisory Board, or its members and/or designees.

         SECTION 8.12 Termination of the Trust Advisory Board. Upon the certification by the Trustee that all Trust Assets have been distributed, abandoned or otherwise disposed of, the members of the Trust Advisory Board shall resign their positions, whereon they shall be discharged from further duties and responsibilities.

                                   ARTICLE IX

                      COORDINATION WITH REORGANIZED DEBTORS

         SECTION 9.1 Access to Debtors and Reorganized Debtors. The Debtors and the Reorganized Debtors shall make available to the Trustee reasonable access during normal business hours, on reasonable notice, to personnel and books and records of the Debtors and the Reorganized Debtors (including, without limitation, documents produced by the

Debtors to the Securities and Exchange Commission and/or United States Attorney; transcripts of depositions conducted in connection with any subpoenas issued by the Securities and Exchange Commission and/or United States Attorney; and materials gathered and memoranda and outlines generated in connection with preparing for depositions); all in order to enable the Trustee to perform the Trustee's tasks under the Trust Agreement and the Plan; but the Debtors and the Reorganized Debtors will not be required to make expenditures in response to the requests determined by them to be unreasonable. The Debtors and the Reorganized Debtors shall not be entitled to compensation or reimbursement (including reimbursement for professional fees) with respect to fulfilling their obligations as set forth in this section.

                                    ARTICLE X

                            RETENTION OF JURISDICTION

                  Pursuant to the Plan and Confirmation Order, except as otherwise set forth in the Plan, in the Confirmation and herein, the Bankruptcy Court shall retain exclusive jurisdiction over:

                  (a) prosecution of or disputes concerning Trust Claims and any motion to compromise or settle such disputes, except that, if it is determined that the Bankruptcy Court does not have jurisdiction with respect to the foregoing, or if the Trustee chooses to pursue any Trust Claim in another court of competent jurisdiction, the Trustee will have authority to bring such action in any other court of competent jurisdiction;

                  (b) disputes arising in connection with the interpretation, implementation or enforcement of the Trust, including without limitation, the reasonableness of a request to the Debtors and/or the Reorganized Debtors by the Trustee for access pursuant to Section 9.1 and/or any expenditure related thereto and any claims against the Trustee or the Trust Advisory Board;

                  (c) motions or objections regarding compensation and reimbursement of expenses made by the Trustee, the members of the Trust Advisory Board or any professionals retained by the Trustee pursuant to Article 7.3 of the Plan and Sections 7.6 and 8.10 of this Trust Agreement, including, without limitation, the ability of the Bankruptcy Court to enter an order to show cause and commence a hearing to examine any issue concerning the fees and expenses of the Trustee and the Trust Advisory Board or any professionals retained by the Trustee; and

                  (d) requests by the Trustee pursuant to Section 7.3(D) of the Plan and 3.2 of this Agreement for additional Funding Contributions, and to issue, at the request of the Trustee, orders pursuant to Bankruptcy Rule 2004 relating to Trust Claims to use in the administration of the Trust.

                                   ARTICLE XI

                                   TERMINATION

                  Unless the Trustee asserts an insurance claim in writing, or commences an action or a proceeding asserting a Trust Claim within three (3) years from the Effective Date, in which case the Trust will continue until such action or proceeding is concluded, the Trust shall continue for a term terminating on the earlier to occur of (a) the third anniversary of the Effective Date, without prejudice, however, to the rights of the Trust Advisory Board to extend such three (3) year term for an additional finite term, conditioned upon the Trust not then becoming subject to the Exchange Act and subject to the approval of the Bankruptcy Court, and (b) approval by the Bankruptcy Court of termination of the Trust after distribution of all of the Trust Assets. The Trustee shall at all times endeavor to liquidate the Trust Assets expeditiously, and in no event shall the Trustee unduly prolong the duration of the Trust. On termination of this Trust, the Trustee shall advise the Bankruptcy Court in writing of its termination. Notwithstanding the foregoing, after the termination of the Trust, the Trustee shall have the power to exercise all the powers, authorities and discretions herein conferred solely for the purpose of winding up the affairs of the Trust. The Trustee shall retain the books, records and files that shall have been delivered to or created by the Trustee. At the Trustee's discretion, all of such records and documents may be destroyed at any time after two (2) years from the date of the Court Order terminating the Trust.

                                   ARTICLE XII

                                  MISCELLANEOUS

SECTION 12.1 Notices. All notices, requests or other communications required or permitted to be made in accordance with this Trust Agreement shall be in writing and shall be delivered personally or by facsimile transmission or mailed by first class mail or by overnight delivery service:

                  If to the Trustee, at:

                  with copies to:

                  the Trust Advisory Board, at:
                  Kraft Foods
                  Three Lakes Drive
                  Northfield, Illinois 60093
                  Attn:    Sandra L. Schirmang
                  and


                  American Greetings
                  One American Road
                  Cleveland, Ohio 44144-2398

                  Attn:    Arthur Tuttle

                  and

                  Procter & Gamble Distributing Co.
                  8500 Governor's Hill Drive
                  Cincinnati, Ohio 45249
                  Attn:    G. M. Jones

                  with copies to:
                  Otterbourg, Steindler, Houston & Rosen, P.C.
                  230 Park Avenue
                  New York, New York 10169
                  Attn.:   Glenn B. Rice, Esq.
                           Enid Nagler Stuart, Esq.

                  If to the Debtors or Reorganized Debtors, at:
                  The Penn Traffic Company
                  1200 State Fair Boulevard
                  Syracuse, New York 13221-4737
                  Attn:     Francis D. Price, Esq.

                  with copies to:
                  Paul, Weiss, Rifkind, Wharton & Garrison LLP
                  1285 Avenue of the Americas
                  New York, New York 10019-6064
                  Attn.:   Kelley A. Cornish, Esq.

         Notices sent out by facsimile transmission shall be deemed delivered when actually received, and notices sent by first-class mail shall be deemed delivered three (3) Business Days after mailing and notices sent by overnight delivery service shall be deemed delivered the next Business Day after mailing.

         SECTION 12.2 Effectiveness. This Trust Agreement shall become effective on the Effective Date.

         SECTION 12.3 Intention of Parties to Establish Trust. This Trust Agreement is intended to create a trust, and the Trust created hereunder shall be governed and construed in all respects as a Trust.

         SECTION 12.4 Investment Company Act. The Trust is organized as a liquidating entity in the process of liquidation, and therefore should not be considered, and the Trust does not and will not hold itself out as, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.

         SECTION 12.5 Taxation. For United States federal income tax purposes, it is intended that the Trust be classified as a liquidating trust under ss. 301.7701-4 of the Procedure and Administration Regulations and as a grantor trust subject to the provisions of Subchapter J, Subpart E of the Code that is owned by its beneficiaries as grantors. Accordingly, the parties hereto intend that, for United States federal income tax purposes, the Beneficiaries be treated as if they had received a distribution of an undivided interest in the Trust Assets and then contributed such interests to the Trust.

         SECTION 12.6 Counterparts. This Trust Agreement may be executed in one or more counterparts (via facsimile or otherwise), each of which shall be deemed an original but which together shall constitute but one and the same instrument.

         SECTION 12.7 Governing Law. This Trust Agreement shall be governed by, construed under and interpreted in accordance with the laws of the State of New York.

         SECTION 12.8 Headings. Sections, subheadings and other headings used in this Trust Agreement are for convenience only and shall not affect the construction of this Trust Agreement.

         SECTION 12.9      Interpretative Provisions.

                 (a) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires.

                 (b) All references to the Debtors, the Reorganized Debtors and the Trustee pursuant to the definitions set forth in the Recitals hereto, or to any other Person herein, shall include their respective successors and assigns.

                  (c) The words "hereof", "herein", "hereunder", "this Trust Agreement" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not any particular provision of this Trust Agreement and as this Trust Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (d) The word "including" when used in this Trust Agreement shall mean "including, without limitation".

         SECTION 12.10 Severability. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions of this Trust Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable any such provision in any other jurisdiction.

         SECTION 12.11 Amendments. This Trust Agreement may be amended from time to time by written instrument executed by the Reorganized Debtors and the Trustee, upon authorization by the Trust Advisory Board on majority vote, except that, no such Trust

Advisory Board authorization shall be required if the Trustee's counsel advises the Trustee that any such amendment is required to ensure that the Trust will not become subject to the Exchange Act or pursuant to Bankruptcy Court Order.

         SECTION 12.12 Non-transferability of Beneficial Interests; Interests Beneficial Only; No Voting Rights; Successors.

                 (a) All interests of the Beneficiaries of this Trust shall be uncertificated and non-transferable, except upon the death of a Beneficiary that is a natural Person or by operation of law.

                 (b) The rights to a beneficial interest hereunder shall not entitle any Beneficiary to (i) any title in or to the Trust Assets as such (which title is vested in the Trustee) or to any right to call for a partition or division of Trust Assets or to require an accounting, or (ii) any voting rights with respect to the administration of the Trust and the actions of the Trustee in connection therewith.

                 (c) This Trust Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns hereunder.

         SECTION 12.13 No Suits by Claimholders. No Claimholder shall have any right by virtue of any provision of this Trust Agreement to institute any action or proceeding in law or in equity against any party other than the Trustee on or under or with respect to the Trust Assets.

         SECTION 12.14 Irrevocability. The Trust is irrevocable, but is subject to amendment as provided for herein.

         SECTION 12.15 Trust Continuance. The death, dissolution, resignation, incompetency or removal of the Trustee shall not operate to terminate the Trust created by this Trust Agreement or to revoke any existing agency created under the terms of this Trust Agreement or invalidate any action theretofore taken by the Trustee. In the event of the resignation or removal of the Trustee, the Trustee shall promptly (a) execute and deliver such documents, instruments and other writings as may be requested by the Bankruptcy Court or reasonably requested by the Trust Advisory Board or a successor Trustee to effect the termination of the Trustee's capacity under this Trust Agreement and the conveyance of the Trust Assets then held by the Trustee to the successor,
(b) deliver to the Bankruptcy Court or the successor Trustee all documents, instruments, records and other writings related to the Trust as may be in the possession of the Trustee and (c) otherwise assist and cooperate in effecting the assumption of its obligations and functions by such successor Trustee.

         SECTION 12.16 Enforcement and Administration. The Bankruptcy Court shall enforce and administer the provisions of this Trust Agreement, as set forth in the Plan.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement or caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                   THE PENN TRAFFIC COMPANY


                                   THE DEBTOR AFFILIATES AND


                                   THE REORGANIZED DEBTORS





                                   By: ___________________________


                                   Name: _______________


                                   Title:       Chief Executive Officer of


                                   The Penn Traffic Company and authorized


                                   signatory of each of the other Debtors and of


                                   each of the Reorganized Debtors



                                   ___________________, AS TRUSTEE


                                   Name:


                                   Title: Trustee

                               PLAN SCHEDULE 1.33
                               ------------------

                   LIST OF DEBTORS' ENTITIES, JURISDICTION OF
                          INCORPORATION AND CASE NUMBER

-------------------------------------------------------------------------------------------------------------
                  NAME                              CASE NUMBER             JURISDICTION OF INCORPORATION
-------------------------------------------------------------------------------------------------------------
The Penn Traffic Company                          03-22945 (ASH)          DELAWARE CORPORATION
-------------------------------------------------------------------------------------------------------------
Dairy Dell, Inc.                                  03-22947 (ASH)          PENNSYLVANIA CORPORATION
-------------------------------------------------------------------------------------------------------------
Penny Curtiss Baking Company, Inc.                03-20312 (ASH)          NEW YORK CORPORATION
-------------------------------------------------------------------------------------------------------------
Big M Supermarkets                                03-22946 (ASH)          NEW YORK CORPORATION
-------------------------------------------------------------------------------------------------------------
Sunrise Properties, Inc.                          03-22949 (ASH)          PENNSYLVANIA CORPORATION
-------------------------------------------------------------------------------------------------------------
Pennway Express, Inc.                             03-22948 (ASH)          PENNSYLVANIA CORPORATION
-------------------------------------------------------------------------------------------------------------
Big Bear Distribution Company                     03-22950 (ASH)          DELAWARE CORPORATION
-------------------------------------------------------------------------------------------------------------
Commander Foods, Inc.                             03-22951 (ASH)          NEW YORK CORPORATION
-------------------------------------------------------------------------------------------------------------
Abbott Realty Corporation                         03-22952 (ASH)          VERMONT CORPORATION
-------------------------------------------------------------------------------------------------------------
Bradford Supermarkets, Inc.                       03-22955 (ASH)          VERMONT CORPORATION
-------------------------------------------------------------------------------------------------------------
P&C Food Markets, Inc. of Vermont                 03-22954 (ASH)          VERMONT CORPORATION
-------------------------------------------------------------------------------------------------------------
PT Development, LLC                               03-22956 (ASH)          NEW YORK LIMITED LIABILITY
                                                                          CORPORATION
-------------------------------------------------------------------------------------------------------------
PT Fayetteville/Utica, LLC                        03-22957 (ASH)          NEW YORK LIMITED LIABILITY
                                                                          CORPORATION
-------------------------------------------------------------------------------------------------------------

                               PLAN SCHEDULE 1.35
                               ------------------

                               PLAN SCHEDULE 1.35

                  Pursuant to James A. Demme's employment agreement with the Debtors to serve as Chairman of the Board of Directors of Penn Traffic, dated August 2003 (and as subsequently amended) the Demme Success Bonus Distributions are based on the percentage recoveries, in any form on allowed general unsecured claims, including the 11% senior notes and all other general unsecured claims, as follows: (x) for recoveries up to 10%, the Success Bonus will be $250,000.00; and (y) for each additional 1% of recoveries above 10%, the Success Bonus will be increased by an additional $20,000.00. Based on a recovery of 41% on allowed general unsecured claims - the midpoint of the estimated range of recoveries set forth in the First Amended Disclosure Statement dated February 4, 2005 (40-42%)
- the Demme Success Bonus is $870,000 calculated as follows:

                                    $250,000   (on first 10% recovery)

                                               (31 percentage points above 10%,
                                  + $620,000    multiplied by $20,000)
                                  ----------

                                    $870,000

                               PLAN SCHEDULE 1.63
                               ------------------

                               PLAN SCHEDULE 1.63

                  KZCS will be paid a Success Fee as follows: (i) $2.75 million upon entry of an approval order of the Bankruptcy Court; (ii) $1 million when the "aggregate unsecured creditor recovery" ("AUCR," as defined below) exceeds 25%; and (iii) $1.25 million when the AUCR exceeds 30%. AUCR means the 30 day average daily closing trading price of the New Penn Traffic Common Shares, MULTIPLIED BY the 30 day average of the number of New Penn Traffic Common Shares issued and outstanding, DIVIDED BY the 30 day average of the aggregate amount of Allowed Class 3 Claims. Such calculation will be performed after the Effective Date daily beginning on the 120th day after public trading of the New Penn Traffic Common Shares commences, and shall continue through the 485th day thereafter.

                               PLAN SCHEDULE 1.79
                               ------------------

                               PLAN SCHEDULE 1.79

                  PJSC will be paid a Reorganization Fee of $2,250,000.00 LESS the aggregate amount of monthly advisory fees paid to PJSC during the chapter 11 cases as of the Effective Date (at $100,000.00 per month).

                                PLAN SCHEDULE 3.1
                                -----------------

------------------------------------------------------------------------------------------------------------------------------------
                            THE PENN TRAFFIC COMPANY
                                 REJECT LISTING
------------------------------------------------------------------------------------------------------------------------------------
     CONTRACT PARTY                 NOTICE ADDRESS                CONTRACT DESCRIPTION               CONTRACT DATE    REJECTION DATE
------------------------------------------------------------------------------------------------------------------------------------
                                   3606 John Glenn
American Color GraphicsDivision    Blvd.
of Sullivan Graphics               Brentwood,  TN  37027          Purchasing Agreement                    07/01/96
------------------------------------------------------------------------------------------------------------------------------------
Ameritech                          Bill Payment Center
                                   PO Box 392,                    Service Agreement                       05/02/03
                                   Saginaw,  MI  48663-0003
------------------------------------------------------------------------------------------------------------------------------------
Anda Pharmaceuticals - Andrx       2915 Weston Road               Pharmacy Supply Agreement               01/01/03
                                   Weston,  FL  33331
------------------------------------------------------------------------------------------------------------------------------------
AT&T Corp.                         7872 Collection Center Drive   Managed Internet Service Order          05/12/03
                                   Chicago,  IL
                                   60693                          Attachment
------------------------------------------------------------------------------------------------------------------------------------
AT&T Corp.                         7872 Collection Center Drive   Managed Internet Service T-1 Local      05/06/03
                                   Chicago,  IL
                                   60693                          Access Promotional Addendum
------------------------------------------------------------------------------------------------------------------------------------
AT&T Corp.                         7872 Collection Center Drive   Global Network Services - Service       07/11/01
                                   Chicago,  IL
                                   60693                          Order Attachment
------------------------------------------------------------------------------------------------------------------------------------
Barkers Electronics Division of    Dept. LA21011                  Service Agreement                       04/01/93
Talleyr & Broadcasting             3016 Maryland Avenue
                                   Suite 100
                                   State College, PA  16801
------------------------------------------------------------------------------------------------------------------------------------
Bindley Western Drug Company       PO Box                         Pharmacy Agreement                      08/24/00
                                   7777-W9470
                                   Philadelphia,  PA  17175-6470
------------------------------------------------------------------------------------------------------------------------------------
                                   2051  Mckenzie Drive
Bindley Western Drug Company       Philadelphia,  PA  17175-6470  Pharmacy Agreement                      02/01/02
------------------------------------------------------------------------------------------------------------------------------------
                                   150  East Broad Street
                                   Suite 1055
Brinks Incorporated                Chicago,  IL  60675            Armored Car Services Agreement          09/01/02
------------------------------------------------------------------------------------------------------------------------------------
                                   101 Old Cove Road
                                   Suite 100
Burns International Security       Chicago,  IL  60693            Guard Service Agreement                 02/05/99
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 182537
Columbus Dispatch                  Columbus,  OH  43218-2537      Advertising Agreement                   01/18/02
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 3085
Columbus Dispatch                  Columbus,  OH  43218-2537      Advertising Agreement                   01/18/02
------------------------------------------------------------------------------------------------------------------------------------
                                   1 Moonlight Drive
Creekside Mushroom Services, Inc.  Worthington  PA 16262-9730     Purchasing Agreement                    01/01/01
------------------------------------------------------------------------------------------------------------------------------------
Custom Technical                   976 Old Henderson Road
Service Corporation                Byesville,  OH  43723          Service Agreement                       12/06/02
------------------------------------------------------------------------------------------------------------------------------------
                                   3600 N River Road
Dean FoodsPaul Bilzor              Franklin Park, IL 60131        Purchasing agreement                    01/01/98
------------------------------------------------------------------------------------------------------------------------------------
                                   5251 DTC Parkway,
                                   Suite 1400,
Digiterra                          Greenwood Village,
                                   Colorado, 80111                Service Agreement                       01/11/02
------------------------------------------------------------------------------------------------------------------------------------
Dole Fresh Vegatables              Lock Box 70042
                                   Chicago,  IL  60693            Purchasing Agreement                    01/01/00
------------------------------------------------------------------------------------------------------------------------------------
                                   1140 Bloomfield Avenue
DW28 Wapakoneta, LLCDon Wong       Toledo,  OH  43613             Lease - Store #1214  (Wapakoneta, OH)   04/17/86
------------------------------------------------------------------------------------------------------------------------------------
                                   147 Maysville Pike,
                                   Suite 209, West
E.N. Entertainment, Inc.           Caldwell, NJ 07006             Service Agreement                       12/13/01
------------------------------------------------------------------------------------------------------------------------------------
Earthlink Network, Inc.            PO Box 530530
                                   Atlanta,  GA  30353-0530       Service Agreement                       07/18/01
------------------------------------------------------------------------------------------------------------------------------------
First Choice Personnel             PO Box 3622  Dept 467          Interm Staffing Agreement               07/01/00
                                   Buffalo ,  NY  14267-8000
------------------------------------------------------------------------------------------------------------------------------------
                                   395 Ghent Road
First Energy Project Dev.          Akron,  OH  44309-3622         Service Agreement                       03/20/01
------------------------------------------------------------------------------------------------------------------------------------
                                   522 Madison Avenue
First Energy Solutions (FES)       Akron,  OH  44333              Energy Service Agreement                01/10/05
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 2388
                                   Suite 600
FlavorRx                           Bethesda,  MD  20814           Service Agreement                       12/19/00
------------------------------------------------------------------------------------------------------------------------------------
                                   1975 Noble Road
                                   Nela Park 4452
General Electric                   Cleveland,  OH  44112          Rebate Agreement                        10/01/02
------------------------------------------------------------------------------------------------------------------------------------
George Howe                        6501C  Basile Road
Ross Empire Skate Brokers          East Syracuse,  NY  13057      Rebate Agreement                        01/20/00
------------------------------------------------------------------------------------------------------------------------------------
Grant/Riverside Methodist Hospitals
Corporation  Ohio Health           2315 Sanders Road              Service Agreement                       03/07/01
Behavioral Health                  Columbus,  OH  43214
------------------------------------------------------------------------------------------------------------------------------------
                                   Zane Plaza
H. Meyer Dairy Mike Meyer          East Syracuse,  NY  13057      Purchasing Agreement                    01/01/98
------------------------------------------------------------------------------------------------------------------------------------
Hormel Foods Corporation           1 Hormel Place                 Purchasing Agreement                    07/11/02
                                   Austin,  MN  55912-3680
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 7247-0276               Maintenance Agreement Amendment         01/01/04
IBM                                Philadelphia,  PA  19170
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 7247-0276
IBM                                Philadelphia,  PA  19170       Maintenance Agreement                   12/15/00
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 549
IBM                                Philadelphia,  PA  19170       Service Agreement                       01/01/04
------------------------------------------------------------------------------------------------------------------------------------
                                   777 Columbus Avenue
ICT Collect-A- Check               Reynoldsburg,  OH  43068       Service Agreement                       01/05/01
------------------------------------------------------------------------------------------------------------------------------------
Imaging Resources Center           1810 Summit Commerce Park      Service Agreement                       09/09/02
                                   Suite 1008-F
                                   Lebanon,  OH  45036
------------------------------------------------------------------------------------------------------------------------------------
Independence Medical               1820 Northwest Blvd.           Lease - Equipment                       01/01/03
                                   Cleveland,  OH  44087
------------------------------------------------------------------------------------------------------------------------------------
                                   1770 Indian Trail Road
                                   Suite C
Innovative Treasury Systems        Daphne,  AL  36526             Confidentiality Agreement               12/20/01
------------------------------------------------------------------------------------------------------------------------------------
                                   3637 State Route 5  Station B
Interstate Brands Corp.            Columbus ,  OH  43201-0369     Purchasing Agreement                    07/08/02
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 2244
Joseph V. Fisher                   Mashpee,  MA  02649            Employment Contract                     10/30/98
------------------------------------------------------------------------------------------------------------------------------------
                                   148 Parmelee Drive
Libman Company                     Chicago,  IL  60678-5467       Purchasing Agreement                    12/22/98
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 360835
Lifetime/Hoan                      Hudson,  OH  44236             Purchasing Agreement                    05/16/03
------------------------------------------------------------------------------------------------------------------------------------
                                   261 West Johnston Road
Loomis Fargo                       Pittsburgh,  PA  15251         Armored Car Services Agreement          12/10/98
------------------------------------------------------------------------------------------------------------------------------------
                                   412 Wasta Avenue
Martin A.  Fox                     Westport, CT  06880            Employment Contract                     01/31/00
------------------------------------------------------------------------------------------------------------------------------------
                                   191 West Nationwide Blvd
Next Generation  Nutraceuticals    Wayneville,  OH  45068         Service Agreement                       04/23/03
------------------------------------------------------------------------------------------------------------------------------------
                                   300 Erie Boulevard
Niagara Mohawk                     West Syracuse, NY  13252       Pole Attachment Agreement               05/06/93
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 1283
Pae Tec Communications Inc.        Buffalo,  NY  14240-1283       Service Agreement                       01/01/03
------------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                       2225 American Drive            Service Agreement -Rye Office           11/19/01
                                   Neenah,  WI  54956-1005
------------------------------------------------------------------------------------------------------------------------------------
                                   Po Box 5103
Road Runner/Timer Warner Cable     Buffalo,  NY  14240-5103       Service Agreement                       10/10/00
------------------------------------------------------------------------------------------------------------------------------------
Safeway                            2018 Eagle Brooke Parkway      Service Agreement                            N/A
                                   Wall,  NJ  07719
------------------------------------------------------------------------------------------------------------------------------------
                                   225 W Randolph
                                   11th Floor
SBC Ameritech                      Chicago,  IL  60602            Service Agreement                       05/02/03
------------------------------------------------------------------------------------------------------------------------------------
                                   404 Hamilton Street
SBC Global Services Inc.           Chicago,  IL  60606            Service Agreement                       05/02/03
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 279
                                   808 South West 12th St.
Signature Brands  / Cakemate       Ocala FL 33478                 Purchasing Agreement                    01/01/99
------------------------------------------------------------------------------------------------------------------------------------
Sun Life Assurance Co. of Canada   1119 Regency Drive  Suite 150
Shari Lake                         Columbus,  OH  43240           Service Agreement                       10/01/99
------------------------------------------------------------------------------------------------------------------------------------
Sungard Recovery Services Inc      PO Box 91233
                                   Chicago,  IL  60693            Service Agreement                       06/28/94
------------------------------------------------------------------------------------------------------------------------------------
Sungard Recovery Services Inc      PO Box 91233
                                   Chicago,  IL  60693            Service Agreement Amendment             05/01/03
------------------------------------------------------------------------------------------------------------------------------------
The Harvard Drug Group             31778 Enterprise Drive
                                   PO Box 51640                   Medicare Backend Service Agreement      09/27/02
                                   Livonia,  MI  48150
------------------------------------------------------------------------------------------------------------------------------------
Tonawanda Tank Transportation      1140 Military Road             Service Agreement                       05/01/03
                                   PO Box H
                                   Buffalo, NY 14217
------------------------------------------------------------------------------------------------------------------------------------
                                   207 Semoran Commerce Place
Try Foods International            Apopka, FL  32703              Service Agreement                       12/01/01
------------------------------------------------------------------------------------------------------------------------------------
                                   PO Box 8500-4060
Unisource                          Pittsburgh,  PA  15251-6829    Purchasing Agreement                    12/10/98
------------------------------------------------------------------------------------------------------------------------------------
                                   Salina Meadows III
Xerox Corp                         Attn:  Jean Oliver,
                                   North Syracuse,  NY  13212     Lease - Equipment - ser #N8N-078115     08/01/01
------------------------------------------------------------------------------------------------------------------------------------
                                   Salina Meadows III
                                   Attn:  Jean Oliver,
Xerox Corp                         North Syracuse,  NY  13212     Lease - Equipment - ser #N8N-078132     08/01/01
------------------------------------------------------------------------------------------------------------------------------------
                                   Salina Meadows III
                                   Attn:  Jean Oliver,
Xerox Corp                         North Syracuse,  NY  13212     Lease - Equipment - ser #NL2-001502     10/01/00
------------------------------------------------------------------------------------------------------------------------------------

                                PLAN SCHEDULE 3.2
                                -----------------



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                                                 THE PENN TRAFFIC COMPANY
                                                     ASSUME LISTING
    CONTRACT PARTY               NOTICE ADDRESS               CONTRACT DESCRIPTION                CONTRACT DATE     CURE AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
1085 North Warren Partners, 1350 Avenue of the Americas,   Lease - Quality Store #6619                07/07/89       4,651.47
L.P. c/o Kaplan             Suite 3100                     (North Warren, PA)
Realty Group                New York,  NY  10019
--------------------------------------------------------------------------------------------------------------------------------
2468 Group, Inc.            210 Ellicott Square            Lease - P&C Store #3021
c/o Paul Moretta            Buffalo,  NY  14203            (Syracuse, NY)                             03/01/88      20,459.02
--------------------------------------------------------------------------------------------------------------------------------
2468 Group,Inc.             210 Ellicott Square            Lease Franchise - Big M #726
c/o Paul Moretta            Buffalo,  NY  14203            (Brockport, NY)                            01/01/85           0.00
--------------------------------------------------------------------------------------------------------------------------------
4D Pharmacy Management      380 North Old Woodward
Systems                     Suite 112                      Pharmacy Provider Agreement                01/01/00           0.00
                            Birmingham,  MI  48009
--------------------------------------------------------------------------------------------------------------------------------
81 & 13 Cortland Associates 6495 Transit Road              Lease - P&C Store #3095                    06/01/01       2,939.96
c/o Joe Cipolla             Bowmansville,  NY  14026       (Cortland, NY)
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 229  Route 113
A. Cook Associates Inc.     Thetford Center, VT  05075     Software License Agreement                 01/10/94           0.00
--------------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories,        200 Abbott Park Road
Incorporated                Department 303                 Pharmaceutical Rebate Agreement            01/01/03           0.00
                            Building AP-30
                            Abbott Park,  IL  60064-6148
--------------------------------------------------------------------------------------------------------------------------------
Abbott's Supermarket, Inc.  4915 Groiler Road              Franchise Store Agreement  -               12/15/87           0.00
d/b/a Abbott's Big M        Syracuse,  NY  13215           Big M  #724 (Syracuse, NY)
--------------------------------------------------------------------------------------------------------------------------------

Acadia Realty LP            1311 Mamaroneck Avenue         Lease - P&C Store  #3194
c/o Tim Bruce               White Plains,  NY  10605       (Towanda, PA)                              10/01/94      16,067.65
--------------------------------------------------------------------------------------------------------------------------------
ACS State State Healthcare, 9040 Rosewell Road
LLC                         Atlanta, GA 30350              Member Pharmacy Agreement                  06/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Adirondack Regional
Federal Credit Union        280 Park Street
                            Tupper Lake,  NY  12986        ATM Contract                               04/03/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
Advanced Auto Parts         PO Box 2710                    Sublease - Bilo Store #9210
                            Roanoke,  VA  24001            (Johnstown, PA)                            09/11/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
Advanced PCS                9501 East Shea Boulevard
                            Scottsdale,  AZ  85260         Pharmacy Provider Agreement                01/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Aetna US Healthcare         PO Box 70944                   Prescription Claims
                            Chicago,  IL  60673-0944       Processing Agreement                       06/15/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
Agelity, Inc.               555 Broad Hollow Road
                            Suite 402                      Participating Pharmacy Agreement           04/22/02         437.00
                            Melville,  NY  11747
--------------------------------------------------------------------------------------------------------------------------------
Alan J. Finlay              15 Public Square,  Suite 212   Lease - Bilo East Store  #4326             02/13/86           0.00
Bicentennial Building       Wilkes-Barre,  PA  18701-1798  (Dallas, PA)
--------------------------------------------------------------------------------------------------------------------------------
Allfirst Trust Co. of
Pennsylvania, NA            213 Market Street  PO Box 2961 Lease - Store  Bilo #9275                  02/01/02           0.00
Ron Howard, Esq             Harrisburg,  PA  17101-2127    (Canton, PA)
--------------------------------------------------------------------------------------------------------------------------------
Alliance                    PO Box 7129
                            London,  KY  40742             Participating Pharmacy Agreement           01/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Alliance                    17 Peach Street, Suite 244
                            Erie,  PA  16512               Participating Pharmacy Agreement           01/01/05           0.00
--------------------------------------------------------------------------------------------------------------------------------
Alliance Bank, N.A.         160 Main Street
                            Oneida,  NY  13421             Liscense Agreement                         07/27/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
Allwin Data Services        One West Pack Square
                            Suite 1400                     Participating Pharmacy Agreement           03/28/03       2,281.30
                            Asheville,  NC  28801
--------------------------------------------------------------------------------------------------------------------------------
American Enterprise Life    PO Box 534
Insurance Company           Minneapolis,  MN  55440-0534   Blairsville Mortgage                       04/22/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
American Enterprise Life
Insurance Company           PO Box 534
                            Minneapolis,  MN  55440-0534   Clarion Mortgage                           04/22/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
American Equity Associates  4053 Maple Road, Suite 2000    Lease - Quality Store #6643
LP c/o Robert Willard       Amherst, NY  14226             (Lockport, NY)                             02/01/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
Amerihealth Mercy           200 Stevens Drive
Health Plan                 Philadelphia,  PA  19113       Pharmacy Services Agreement                01/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Ameriscript Prescription    4301 Darrow Road
BenefitManagement Company          Stow,  OH  44224        Pharmacy Provider Agreement                01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------

Ameriserv Financial Bank    PO Box 430                     Sublease - Bilo Store #9210
Attn: Tony Gojmerac         Johnstown,  PA  15907-0430     (Johnstown, PA)                            01/01/94           0.00
--------------------------------------------------------------------------------------------------------------------------------
Amored Motor Services of    101  Victor Heights Parkway
America, Inc.               Victor,  NY  14564             Armored Car Services Agreement             02/01/01      55,414.30
--------------------------------------------------------------------------------------------------------------------------------
Andrew & Lynette Murphy     5513 State Route 36            Franchise Store Agreement  -
                            Canisteo,  NY  14823           Big M  #804 (Canisteo, NY)                 08/01/71           0.00
--------------------------------------------------------------------------------------------------------------------------------
Anis I Obeid  MD            One Thornwood Lane             Lease - P&C Store #3105
                            Fayetteville,  NY  13066       (W. Carthage, NY)                          02/06/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
Anthem Presciption          8990 Duke Blvd
Management, LLC             Mason,  OH  45040              Participating Pharmacy Agreement           01/01/02         362.20
--------------------------------------------------------------------------------------------------------------------------------
Anthony C. Previte          PO 398  Spangler, PA  15775    Lease - Bilo Store #9229(Spangler, PA)     02/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Anthony Creme               207 West Wynthrop Road         Franchise Store Agreement -  Big M #       09/10/71           0.00
                            Solvay,  NY  13209             810 ( Weedsport, NY )
--------------------------------------------------------------------------------------------------------------------------------
Argus Health Systems, Inc.  1300 Washington St
                            Kansas City,  MO               Angus Network Agreement                    01/01/02           0.00
                            64105-1433
--------------------------------------------------------------------------------------------------------------------------------
                            1661 North Raymond Ave
Ascend Software             Suite 107                      Software License &
Incorporated                Anaheim, CA  92801-1168        Maintenance Agreement                      09/15/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
Ascend Software             500 South Kraemer Blvd.        Software License & Maintenance
Incorporated                Suite 350 Brea, CA 92821-6797  Agreement Addendum                         07/31/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 60000 File #92127
Ascential Software, Inc.    San Francisco, CA  91460-2127  Software License Agreement                 01/14/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Aspen Realty                71 Pearl Street                Lease - Bilo Store #9277
c/o Thomas Maynard          Wellsboro,  PA  16901          (Wellsboro, PA)                            11/01/03       4,000.50
--------------------------------------------------------------------------------------------------------------------------------
At Systems Atlantic, Inc    PO Box 15009
                            Los Angeles,  CA  90015-5009   Armored Car Services Agreement             11/01/94         905.11
--------------------------------------------------------------------------------------------------------------------------------
Avonelle, Inc.              Rt 338 PO Box 329              Associate Store Agreement -
d/b/a Tom's Riverside       Knox,  PA  16232               Bilo #775 (Knox, PA)                       05/16/77           0.00
--------------------------------------------------------------------------------------------------------------------------------
Avonelle, Inc.              108 Main Street                Associate Store Agreement -
d/b/a   Tom's Riverside     Rimersburg, PA 16248           Bilo #789 (Rimersburg, PA)                 09/30/88           0.00
--------------------------------------------------------------------------------------------------------------------------------
Bakery, Confectionary,      115 N Main Street              Collective Bargaining Agreement
Tobacco Workers             North Syracuse,  NY 13212      - Penny Curtiss Frozen                     01/12/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Bakery, Confectionary,      115 N Main Street              Collective Bargaining Agreement
Tobacco Workers             North Syracuse,  NY 13212      - Penny Curtiss Fresh                      07/01/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            50 North Main Street           Sublease - Bilo Store #9003
Bamboo Garden  Inc.         Dubois, PA 15801               (Dubois, PA)                               06/12/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Baris Enterprises, Inc.     4435 Red Rock Road             Associate Store Agreement -
d/b/a Benton Riverside      Benton,  PA  17814             Bilo #739 (Benton, PA)                     01/31/89           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            9778 Creek Road
Baskin Livestock            Batavia,  NY  14020            Scrap Removal Contract                     03/28/00       1,984.56
--------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic               300 East Washington Street     Telephone Pole Rental Agreement            11/23/92           0.00
                            6th Floor
                            Syracuse,  NY  13202
--------------------------------------------------------------------------------------------------------------------------------
Benchmark Union Ferry
Associate                   4053 Maple Road                Lease - Quality Store #6629
c/o Robert Willard          Amherst,  NY  14226            (Williamsville, NY)                        01/05/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
Benderson Development
Company                     570 Delaware Avenue            Lease - Quality Store  #6661
c/o Lisa Kadish             Buffalo,  NY  14202            (Jamestown, NY)                            10/22/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
Benderson Monroe
Associates c/o Benderson    PO Box 660                     Lease - P&C Store
Development Company         Buffalo,  NY  14201-0660       #3077 (Camillus, NY)                       01/01/84         506.51
--------------------------------------------------------------------------------------------------------------------------------
Berkshire Armored Car
Services, Inc.              PO Box 62 Pittsfield, MA 01202 Armored Car Services Agreement             08/01/00       1,371.66
--------------------------------------------------------------------------------------------------------------------------------
Beshara Property Management 770 W. Goodale Blvd. P M B 396 Lease - Bilo Store #9219
                            Youngstown,  OH  44512         (Titusville, PA)                           09/21/94           0.00
--------------------------------------------------------------------------------------------------------------------------------
Bion R. Warren              Route 49                       Franchise Store Agreement- Big M           01/26/99           0.00
d/b/a Westfield Big M       Westfield,  NY  16950          #891 (Westfield, NY)
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 655                     Associated Store Agreement
Blairco Realty,  Inc.       Duncansville,  PA  16635       - Bilo Store# 724 (Duncansville, PA)       02/26/70           0.00
--------------------------------------------------------------------------------------------------------------------------------
Blue Cross & Blue
Sheild of Eastern           70 North Main Street           Participating Pharmacy Agreement           01/01/05           0.00
Pennsylvania, Inc.          Wilkes-Barre,  PA 15711
--------------------------------------------------------------------------------------------------------------------------------
Blue Cross & Blue Shield    1800 Center Street
of Pennsylvania, Inc        Camp Hill,  PA 17089-0089      Participating Pharmacy Agreement           01/01/05           0.00
--------------------------------------------------------------------------------------------------------------------------------
Blue Cross & Blue
Shield of Pennsylvania,     1901 Main Street
Inc - Health Now            Buffalo, NY 14208              Participating Pharmacy Agreement           02/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
Blue Cross & Blue           Fifth Avenue Place
Shield of Western           120 Fifth Avenue
Pennsylvania, Inc.          Pittsburgh, PA 15222-3099      Participating Pharmacy Agreement           01/01/05           0.00
--------------------------------------------------------------------------------------------------------------------------------
Blue Cross Blue Sheild      450 Riverchase Prkwy East
of Alabama, Inc.            Birmingham, Alabama 35298-0001 Participating Pharmacy Agreement           01/01/05           0.00
--------------------------------------------------------------------------------------------------------------------------------
Blue Cross Blue Sheild      PO Box 1271
of Regence, Inc.            Portland, OR 97207             Participating Pharmacy Agreement           07/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Blue Cross/Blue Shield      PO Box 4752
ExcellusHealth Plan - Group Syracuse,  NY  13221-4752      Participating Pharmacy Agreement           04/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Boonville Big M, Inc.       261 Utica Blvd                 Franchise Store Agreement -
                            Booneville,  NY  13309         Big M #820 (Boonville, NY)                 10/01/92           0.00
--------------------------------------------------------------------------------------------------------------------------------
Border Oil & Gas Co, Inc    PO Box 130                     Lease - Quality Store  #6657
c/o Florence Stout          Allegheny,  NY  14706          (Ellicotville, NY)                         12/01/04           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            822 Boylston Street,
                            Suite 301                      Lease - Penny Curtis Bakery
Bresky Associates           Chestnut Hill, MA 2467         (Syracuse, NY)                             12/15/88           0.00
--------------------------------------------------------------------------------------------------------------------------------
Brink's U.S., a Division    79 Rosalia Street
of Brink's, Inc.            Buffalo, NY 14216              Armored Car Services  - Renewal            09/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Brink's U.S., a Division    79 Rosalia Street
of Brink's, Inc.            Buffalo, NY 14216              Armored Car Services Agreement             10/21/98         733.17
--------------------------------------------------------------------------------------------------------------------------------
                            58-68 Exchange Street
BSB Bank                    Binghamton,  NY 13902          ATM Contract                               04/01/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            155 Technology Parkway
                            Suite 100
Business Software, Inc.     Norcross,  GA  30092           Software Support Agreement                 06/13/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            360 Interstate North Parkway
                            Suite 400
Buypass Corporation         Atlanta,  GA  30339            Master Agreement                           11/02/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
Buypass                     360 Interstate North Parkway
Corporation                 Suite 400
Concord EFS National Bank   Atlanta,  GA  30339            Amendment to BuyPass Master Agreement      04/14/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
Buypass
Corporation                 360 Interstate Norht Parkway   Electronic Payment Processing
Concord EFS National Bank   Suite 400 Atlanta,  GA  30339  Agreement with an EBT Service Rider        11/02/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
Capital Returns, Inc.       4066 N. Port Washington Rd.    Outdated Drug Return Company               01/01/03           0.00
                            Milwaukee,  WI  53212
--------------------------------------------------------------------------------------------------------------------------------
Cardinal Health             7000 Cardinal Place
                            Dublin,  Ohio  43017           Pharmacy Supply Agreement                  08/28/00     143,494.78
--------------------------------------------------------------------------------------------------------------------------------
Caremark, Inc.              2211 Sanders Road
                            Northbrook,  IL  60062         Participating Pharmacy Agreement           05/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            5555 Glendon Court
                            PO Box 182726
Careworks                   Dublin, Ohio  43016            Participating Pharmacy Agreement           05/29/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Carmen & Rhonda Licari      45 Averill Street  Street      Franchise Store Agreement -                11/01/61           0.00
                            Johnsville,  NY 13452          Big M # 890 (Dolgeville, NY)
--------------------------------------------------------------------------------------------------------------------------------
Carolina Coupon Coupon      2601 Pilgrim Court             Prism Services Processing                  01/01/03      25,858.87
Clearing, Inc.              Winston-Salem,  NC 27106       Agreement - Addendum
--------------------------------------------------------------------------------------------------------------------------------
Carolina Coupon Coupon      2601 Pilgrim Court             Reconciliation of RX Claims -              05/04/01           0.00
Clearing, Inc.              Winston-Salem,  NC 27106       PRISM - Master Contract
--------------------------------------------------------------------------------------------------------------------------------
                            300 Pearl Street   Suite 700
Cartel Bank                 Buffalo,  NY 14203             ATM Contract                               09/01/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            2273 Research Blvd
Catalyst Rx/Healthextras    Rockville,  MD  20850          Participating Pharmacy Agreement           01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
CCSD Federal Credit Union   PO Box 2087                    Lease - P&C Store  #3171
c/o Robert Groff Sr.        Elmira Heights,  NY  14903     (Penn Yan, NY)                             06/09/93           0.00
Acct.# 760009
--------------------------------------------------------------------------------------------------------------------------------
Center for Medicare and
Medicaid d/b/a Ameristar    PO  Box 34490                  EDI Enrollment Agreement                   01/01/05           0.00
Federal Services            Louisville,  KY  40232-4490
--------------------------------------------------------------------------------------------------------------------------------
Centurion Properties, Inc.  PO   Box 959                   Lease - P&C Store  #3211
c/o Andrew Cunningham       Hanover,  NH  3755             (Bradford, VT)                             03/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Chain Drug Store            421  King Street Suite 301     Participation Agreement                    01/01/01           0.00
                            Alexandria, VA  22314
--------------------------------------------------------------------------------------------------------------------------------
Charan Industries           370 Old Country  Road          Lease - P&C Store  #3047                   08/01/92           0.00
Inc                         Garden City,  NY               (Seneca Falls, NY) Garden City,  NY
c/o Robert Mcderrmott       11530
--------------------------------------------------------------------------------------------------------------------------------
                            4780 Hinckley Industrial Park
Charter One Bank            Cleveland, OH  44109           ATM Contract                               10/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Chess, Inc.                 620 Railroad Street  PO Box H  Lease - Equipment
                            Fishers, NY  14453             (Blood Pressure Machines)                  01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            6232 North Pulaski Road
Chicago-Soft, Ltd.          Suite 402                      Software License Agreement                 09/30/96           0.00
                            Chicago,  IL  60646-5131
--------------------------------------------------------------------------------------------------------------------------------
Circle Road Plaza, LLC
Longley Jones               1010 James Street              Lease - P&C Store  #3025
Management Corp.            Syracuse,  NY  13203           (Cicero, NY)                               01/01/85           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 91232
Cisco Systems, Inc.         Chicago, IL 60693-1232         Mutual Non Disclosure Agreement            01/09/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Citicapital                 50 Lakefront Blvd  Suite 130   Lease - Vehicle (25 dane trailers)         07/01/01           0.00
                            Buffalo, NY   14202-4388
--------------------------------------------------------------------------------------------------------------------------------
Citicapital                 50 Lakefront Blvd  Suite 130
Commercial Leasing          Buffalo, NY   14202-4388       Lease - Vehicle                            03/30/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Citicapital Fleet           PO Box 844457
                            Dallas,  TX  75284-4457        Lease - Vehicle  (25 -Trailers)            07/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Citicapital Fleet           PO Box 844457
                            Dallas,  TX  75284-4457        Lease - Vehicle  (monthly rental 3531)                       0.00
--------------------------------------------------------------------------------------------------------------------------------
Citicapital Fleet           PO Box 844457
                            Dallas,  TX  75284-4457        Lease - Vehicle (38 Trailers)              07/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Citicapital Fleet           PO Box 844457
                            Dallas,  TX  75284-4457        Lease - Vehicle (9915117)                                    0.00
--------------------------------------------------------------------------------------------------------------------------------
Citicapital Fleet           PO Box 844457                  Lease - Vehicle
                            Dallas,  TX  75284-4457        (Dodge and Ford Vans - 3575)               1,271.17
--------------------------------------------------------------------------------------------------------------------------------
Citicapital Fleet           PO Box 844457                  Lease - Vehicle
                            Dallas,  TX  75284-4457        (vehicle # 189, 149 - 6552)                                   0.00
--------------------------------------------------------------------------------------------------------------------------------
Clayton Food Market, Inc.   State Street                   Franchise Store Agreement -
d/b/a Clayton Big M         Clayton,  NY  13624            Big M #719 (Clayton, NY)                   09/30/89           0.00
--------------------------------------------------------------------------------------------------------------------------------
Cloverleaf Foods, Inc.      339 Walnut Street              Franchise Store Agreement - Bilo #764
d/b/a Ideal Markets         Johnstown,  PA  15901          (Johnstown, PA )                           02/24/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
Cloverleaf Foods, Inc.      346  North Sheridan Street     Franchise Store Agreement -
d/b/a  Ideal Markets        Johnstown,  PA 15906           Bilo M #765 (Johnstown, PA)                02/24/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
Colliers Turley Martin      77 West Port Plaza,  Suite 1    Sublease - P&C Store #3068
Tucker Attn: H&R Block      St. Louis, MO  63146           (Canastota, NY)                            11/11/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
Community
Bank                        151 Main Street                Lease - P&C Store #3171
Account #144214             Penn Yan,  NY  14527           ( Penn Yan, NY)                            06/09/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
Communtiy Development       1885 Lyndon Blvd               Lease - Quality Store #6575
Association                 Falconer,  NY  14733           (Jamestown, NY)                            07/01/04           0.00
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates         PO Box 360355
Intl. Inc.                  Pittsburgh,  PA  15251-6355    Enterprise Licensing Agreement             03/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Computer Associates         PO Box 360355
Intl. Inc.                  Pittsburgh,  PA  15251-6355    Enterprise Licensing Agreement             03/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Constance Impert
#0212801686                 Fernado Road                   Lease - P&C Store #3171
c/o Bank of America         Glendale,  CA  91204           (Penn Yan, NY)                             06/09/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            16740 Birkdale Commons Pkwy    Lease - P&C  Store #3038
Cooperstown Commons Assoc.  Huntersville NC 28078          (Cooperstown, NY)                          09/30/92      31,537.43
--------------------------------------------------------------------------------------------------------------------------------
                                                           Various Agreements relating to the
                                                           Reciprocal Easement Agreement
COR Route 5 Company, LLC    7330 Eastman Road              Governing Certain Real Property at         08/15/72           0.00
                            Syracuse, NY 13021             the Fayetteville Mall in
                            Attn Legal Department          Fayetteville, New York
--------------------------------------------------------------------------------------------------------------------------------
                                                           Various Agreements relating to the
                                                           Reciprocal Easement Agreement
                            7330 Eastman Road              Governing Certain Real Property at
COR North Burdick           Syracuse, NY 13021             the Fayetteville Mall in
Street Company, LLC         Attn Legal Department          Fayetteville, New York                     08/15/72           0.00
--------------------------------------------------------------------------------------------------------------------------------
Cornell Federal             1030 Craft Road
Credit Union                Ithaca,  NY  14850             ATM Contract                               12/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Cortland Savings /          1 North Main Street
First Niagara               Cortland,  NY  13045           ATM Contract                               08/01/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            643 Maxwell Drive              Lease - Quality Store  #6626
Cory J. Tarr                Titusville,  PA  16354         (Kane, PA)                                 05/28/81           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            643 Maxwell Drive              Lease - Quality Store #6605
Cory J. Tarr                Titusville,  PA  16354         (Corry PA)                                 06/25/73           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            643 Maxwell Drive              Lease - Quality Store #6610
Cory J. Tarr                Titusville,  PA  16354         (Union City, PA)                           09/22/72           0.00
--------------------------------------------------------------------------------------------------------------------------------
Court Street Market,        Seneca Street                  Franchise Store  Agreement
Inc.                        Weedsport,  NY  13166          - Big M #810                               04/09/90           0.00
d/b/a Weedsport Big M                                      (Weedsport, NY)
--------------------------------------------------------------------------------------------------------------------------------
                            23775 Blystone Road
                            PO Box 86  Cambridge           Lease - Quality Store #6683
Covenant Temple Association Springs,  PA  16403            (Cambridge Springs, PA)                    09/01/04           0.00
--------------------------------------------------------------------------------------------------------------------------------
Cross Food Market,
Inc. d/b/a                  Cayuga And Green Street        Franchise Store Agreement -
Union Springs Big M         Union Springs, NY  13160       Big M #737 (Union Springs, NY)             11/05/90           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 116628                  License Agreement - State Fair Blvd.
CSX Transportation          Atlanta,  GA  30368-6628       Warehouse (Geddes, NY)                     07/01/75           0.00
--------------------------------------------------------------------------------------------------------------------------------
CVS #1594-1
Attn: Occupanry Expense     1 CVS Drive                    Sublease - Bilo East Store #4344
Department                  Woonsocket,  RI  2895          (Dallas, PA)                               09/01/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
CVS # 5016-01 Attn:
Occupanry Expense           1 CVS Drive                    Sublease - P&C Store #3138
Department                  Woonsocket,  RI  2895          (Watkins Glenn, NY)                        01/12/76           0.00
--------------------------------------------------------------------------------------------------------------------------------
CWD  Foods,                 28 Maple Ave                   Franchise Store Agreement -
Inc.                        Bloomfield,  NY  14469         Big M #731 (Bloomfield,                    11/01/91           0.00
d/b/a Bloomfield Big M                                     NY)
--------------------------------------------------------------------------------------------------------------------------------
Daily's Foods,
Inc.                        Route 12                       Franchise Store Agreement -
d/b/a Alex Bay Big M        Alexandria Bay,  NY  13607     Big M #830 (Alexandria Bay, NY)            07/28/74           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            325 University Ave.            Lease - P&C Store  #3102
Daniel Elstein, MD          Syracuse,  NY  13210           (Pulaski, NY)                              01/04/71           0.00
--------------------------------------------------------------------------------------------------------------------------------
Data                        325 University Ave.
Capture Solutions, Inc.     Manchester,  CT  06040         Maintenance Service Agreement              09/10/02         304.10
--------------------------------------------------------------------------------------------------------------------------------
David & Audry Frydrych,     Road 2 Box 2                   Associate Store Agreement -
Inc.                        Harmony,  PA  16037            Bilo Store #777                            01/01/71           0.00
d/b/a Northgate Bilo                                       (Harmony, PA)
--------------------------------------------------------------------------------------------------------------------------------
David Frydrych And Audrey   3 Northgate Plaza, Unit 32
G. Frydrych d/b/a Northgate Harmony,  PA                   Franchise Store Agreement -                6/03/96           0.00
Plaza Bilo                  16037                          Bilo #777 (Harmony, PA)
--------------------------------------------------------------------------------------------------------------------------------
Deangelis Family,
LP c/o Merrill Lynch        205 South Salina Street
Acct# 806-07R67  13202      Syracuse,  NY                  Lease - P&C Store #3079  (Dewitt, NY)      11/01/80           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            802 South Crouse Ave
Dellas Bros Enterprises     Syracuse,  NY  13210           Lease - P&C Store #3117 (Manlius, NY)      01/01/91           0.00
--------------------------------------------------------------------------------------------------------------------------------
Demro
Realty                      210 Greenview Court            Associate Lease Agreement -
c/o Robert Marcus           Indiana,  PA  15701            Bilo Store #751(Indiana, PA)               12/23/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
Deposit
Bank                        West Long Ave  PO Box 607A     Sublease - Bilo Store #9231
Attn: Dan Stover            Dubois,  PA 15801              (Dubois, PA)                                09/12/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            2245 Enterprise Prkwy East
Destination Rx              Twinsburg,  OH 44087           Pharmacy Services Agreement                01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
Dina
Compoli                     3400 Canastota Commons         Sublease - P&C Store #3068
d/b/a: Designs By Dina      Canastota,  NY 13032           (Canastota, NY)                            12/29/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO  Box 17449
Direct Comp Rx              Memphis,  TN  38187-0449       Pharmacy Participation Agreement           06/01/02           0.00
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Dolgencorp of New York,
Inc. Attn:                  100 Mission Ridge              Sublease - P&C Store #3089
Anita Durham                Goodlettsville,  TN 37072      (Owego, NY)                                06/25/02           0.00
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                            10951 Whiterock Road
E*Trade Access, Inc.        Rancho Cordova,  CA 95670      ATM Contract                               03/28/03           0.00
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E. Max Weiss &              1009 Water Street              Lease - Quality  Store #6633
John A. McCarney            Meadville,  PA  16335          (Meadville, PA)                            11/15/81       4,650.00
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East Hill                   95 Brown Road                  Lease - P&C Store  #3107                   05/14/00      69,381.04
Plaza                       146 Langmuir Lab  Ithaca,      (Ithaca, NY)
c/o Ashley Management       NY  14850
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                            PO Box 642171                  Maintenance and Service Agreement -
Eastman Kodak               Pittsburgh,  PA  15264-0901    P&C 3141 (Fayetteville, NY)                02/01/02      27,215.04
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                            250 West Broad Street
EBRX, Inc.                  Columbus,  OH  43215           Particpating Pharmacy Agreement            03/01/03           0.00
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                            PO Box 4689
Eckerd                      Clearwater,  FL  34618         Sublease - P&C Store #3115 (Bath, NY)      09/01/77         863.96
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Elbridge Food Market,       9 Mechanic Street              Franchise Store Agreement -                11/01/79           0.00
Inc. d/b/a                  Jordan,  NY  13080             Big M  #857 (Jordan, NY)
Jordan Big M
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Elbridge Food Market,
Inc. d/b/a Elbridge         227 East Main Street           Franchise Store Agreement -
Big M                       Elbridge,  NY  13060           Big M #765 (Elbridge, NY)                  11/29/79           0.00
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Erie Grand Limited
Partnership c/o             277 Fairfield Road  Suite 205
Tony Vito                   Fairfield, NJ  07004- 1931     Lease - Quality Store #6665(Erie, PA)      01/05/93       4,254.98
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                            College Street  PO Box 6 36
Ernest A. Pomerleau         Burlington,  VT  5402          Lease - P&C Store #3283(Waterbury, VT)     04/01/87       5,862.58
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                            1601 Chestnut Street,
ESIS, Inc.                  Philadelphia, PA 13221         Third Party Service Agreement              03/01/03           0.00
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Express Scripts             13900 Riverport Avenue
F/K/A Value Rx              Maryland Heights, MO  63043    Participating Pharmacy Agreement           01/01/05           0.00
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                            66 Main Street PO Box 262      Lease - Quality Store #6602
Falconer Realty Corporation Falconer, NY  14733            (Falconer, NY)                             01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 1017                    Sublease - Bilo Store #9003
Family Dollar Store, Inc.   Charlotte,  NC  28201-1017     (Dubois, PA)                               06/18/92           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 1017                    Sublease - Bilo Store #9210
Family Dollar Store, Inc.   Charlotte,  NC  28201-1017     (Johnstown, PA)                            04/09/84           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 1017                    Sublease - Bilo Store #9290
Family Dollar Store, Inc.   Charlotte,  NC  28201-1017     (Atoona, PA)                               11/13/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 1017                    Sublease - P&C Store #3068
Family Dollar Store, Inc.   Charlotte,  NC  28201-1017     (Canastota, NY)                            06/16/94           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 1017                    Sublease - P&C Store #3105
Family Dollar Store, Inc.   Charlotte,  NC  28201-1017     (West Carthage, NY)                        08/23/93           0.00
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                            251 North Illinois Street
                            Suite 100
Fifth Third Bank (MPS)      Indianapolis,  IN  46204       The Bank Card Merchant Agreement           05/16/03           0.00
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Finch Enterprises,
Inc.                        500 Chapel St.,                Franchise Agreement Store - Big #738
d/b/a Windsor Big M         Windsor, NY 13865              (Windsor, NY)                              09/17/96           0.00
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                            601 Philadelphia Street        ATM Contract  -Store #9231
First Commonwealth          Indiana,  PA  15701            (Dubois, PA)                               06/01/01           0.00
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Furnal Family Properties,
LLC c/o  Richard            138 South Avenue
Furnal                      Hilton,  NY  14468             Lease - Big M Store # 835 (Hilton, NY)     03/06/89           0.00
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                            215 West Church Rd
G&A Group, Inc.             King of Prussia,  PA 19406     Lease - P&C Store #3112  (Newark, NY)      07/01/93      22,975.87
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                            156 Peachtree East
                            Shopping Center PMB 111        Lease - Quality Store #6622
Gail Quint                  Peachtree City,  GA  30269     (Silver Creek, NY)                         11/01/02         769.96
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                            PO Box 827511
Geisinger Health Plan       Philadelphia ,  PA  19182-7511 BiLo Health Carrier                        01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            6293 Sahrles Hill Road
Gerald C. Perry             Dansville,  NY 14437           Lease - P&C Store #3115  (Bath NY)         06/09/00           0.00
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Gibraltar Management        150 White Plains Rd
Co., Inc.                   Tarrytown,  NY  10591          Lease - P&C Store #3109 (Lowville, NY)     01/16/73      43,493.27
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                            150 White Plains Road,
Gibraltar Management        Suite 4000                     Lease - P&C Store #3154
Co., Inc.                   Tarrytown,  NY  10591          (Plattsburg, NY)                           08/03/99      13,474.65
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Glenwood Co. of
Macedon c/o                 16740 Birkdale Commons Pkwy,
Mike Schutrum               Huntersville, NC 28078         Lease - P&C Store #3126  (Macedon, NY)     11/01/92       5,928.68
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Glimcher Group,             One Mellon Bank Center,
Inc.                        Suite 2000                     Lease - P&C Store #3085
c/o Ronald Yates            Pittsburgh,  PA  15219         (Horsehead, NY)                            10/01/86      22,493.74
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Great A&P                   135 S. La Salle   Dept 6434
Tea Company, Inc.           Chicago, IL  60674-6434        Lease - P&C Store #3119  (Ithaca, NY)      01/01/99       2,876.00
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                            760 Brooks Ave
Griffith Oil Co.            Rochester,  NY  14619          Service Agreement                          07/14/00           0.00
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Griffith Oral               123 Westview Drive             Sublease - Bilo Store #9210                10/15/04           0.00
Surgery                     Johnstown,  PA  15905          (Johnstown, PA)
c/o Dr. Charles Griffith
--------------------------------------------------------------------------------------------------------------------------------
Groff & Hoyt Enterprises,
Inc. d/b/a                  204 Delaware Street            Franchise Store Agreement -
Wallton Big M               Walton,  NY  13856             Big M #736  (Walton, NY)                   09/06/96           0.00
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Groff &
Impert                      25 Hancock Drive
c/o Robert A. Groff         Horseheads,  NY  14845         Lease - P&C Store #3171 (Penn Yan, NY)     4/01/93           0.00
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Groff &
Impert                      25 Hancock Drive
c/o Robert A. Groff         Horseheads,  NY  14845         Lease - P&C Store #3171 (Penn Yan, NY)     4/01/93           0.00
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Gulvas Enterprises,         Rr 1, Box 166P
Ltd d/b/a                   South Fifth Street             Associate  Store Agreement - Bilo #702
Mike's Riverside            Reynoldsville,  PA  15851      (Reynoldsville, PA)                        01/02/85           0.00
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                            One Marine Midland Center
                            10th Floor                     Sublease - Quality Store #6647
H S B C                     Buffalo,  NY  14203            (Tonawanda, NY)                            12/24/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            803 Commonwealth Drive         Lease - Bilo Store #9216
H.L. Libby Corp.            Warrendale,  PA 15806          (Philipsburg, PA)                          02/17/89       8,964.59
--------------------------------------------------------------------------------------------------------------------------------
                            803 Commonwealth Drive         Lease - P&C Store #3106
H.L. Libby Corp.            Warrendale,  PA 15806          (Baldwinsville, NY)                        05/25/70      40,122.53
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                            803 Commonwealth Drive
H.L. Libby Corp.            Warrendale,  PA 15806          Lease - P&C Store #3172 (Auburn NY)        08/17/89       3,637.87
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                            1802 North Main Street Ext.    Franchise Supply Agreement -
Harold Friedman, Inc.       Butler,  PA 16001              Bilo #241 (Butler PA)                      07/01/02           0.00
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Harold Friedman,            180 Point Plaza
Inc. d/b/a Friedman's       Shopping Center                Franchise Supply Agreement -
Butler Bilo                 Butler, PA  16001              Bilo #240 (Butler, PA)                     07/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Harold Friedman,
Inc. d/b/a  Friedman's      122 West Brady Street          Franchise Supply Agreement-
Brady Street                Butler,  PA  16001             Bilo #245 (Butler, PA)                     07/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Harold Friedman,
Inc. d/b/a Friedman's       210 Greater Butler Mart        Franchise Supply Agreement - Bilo
Greater Butler Bilo         Butler,  PA  16001             #242   (Butler, PA)                        07/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Harold Friedman,            270 W. Water Street
Inc. d/b/a                  P.O. Box 246                   Franchise Supply Agreement- Bilo
Friedman's Saxonburg        Saxonburg,  PA  16056          Store  #248 (Saxonburg, PA)                07/01/02           0.00
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Harold Friedman, Inc.       Hummingbird Plaza              Franchise Supply Agreement -
d/b/aFriedman's Chicora     Chicora,  PA  16025            Bilo #244 (Chicora, PA)                    07/01/02           0.00
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Headwaters Plaza
Inc. c/o                    7550 South State Street        Franchise Lease Agreement - Big M
Linda Noftseir              Lowville,  NY 13367  - 1533    Store #820 (Boonville, NY)                 01/22/92           0.00
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                            2273 Research Blvd
Health Extras               Rockville,  MD  20850          Pharmacy Provider Agreement                01/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1000 Gibraltar Drive           Lease - Equipment
Health Now/WPM              Milpitas,  CA 95035-6312       (Blood Pressure Machines)                  01/01/05           0.00
--------------------------------------------------------------------------------------------------------------------------------
Health Resource
Publishing Company -
Division Of Carolina        515 Olive Street
Coupons                     St. Louis,  MO  63101          Information Service Agreement              01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            255 N. Washington St.,
Healthguard International,  Suite #202  PO Box             Lease - Equipment                          03/01/02           0.00
Inc. - f/k/a Viastat        75570  Baltimore,  MD  21275   (Blood Pressure Machines)
--------------------------------------------------------------------------------------------------------------------------------
                            255 N. Washington St.,
Healthguard International,  Suite #202  PO Box             Lease - Equipment
Inc. - f/k/a Viastat        75570  Baltimore,  MD  21275   (Blood Pressure Machines)                  01/01/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            8547 East Arapahoe Road
                            #J305 Greenwood
Healthtrans                 Village, CO 80112-1430         Pharmacy Participation Agreement           01/01/03           0.00
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Hilton Food Market,
Inc. d/b/a Hilton           98 South Ave                   Franchise Store Agreement -
Big M                       Hilton,  NY  14468             Big M #835 (Hilton, NY)                    01/13/90           0.00
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Hinkley Real
Estate                      PO Box 892                     Lease - Bilo Store #9302
c/o Kirk Hinkley,  Jr.      Hallstead,  PA  18822          (Hallstead, PA)                            06/05/62           0.00
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Homer Avenue Plaza,
LLC                         #7 Route 96
c/o Bonnie Carpineta        Owego,  NY  13827              Lease - P&C Store #3124 (Cortland, NY)     2/01/03           0.00
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                            130 South Pointe Drive
Hometown Coffee Company     Bridgeville,  PA 15017         Purchasing Agreement                       02/10/03      14,127.19
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 867
Hornell Associates LLC      Buffalo,  NY  14240            Lease - P&C Store #3122  (Hornell, NY)     02/17/90       5,512.05
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                            Rt. 53, Woodward Plaza
Howard G. Moyer, Inc.       P.O. Box 187                   Franchise Store Agreement -                08/27/84           0.00
d/b/a Howard's Bilo         Houtzdale,  PA  16651          Bilo  (#771 Houtzdale, PA)
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                            500 W Main St  PO Box 1438
Humana, Incorporated        Louisville, KY  40201          Pharmacy Provider Agreement                01/01/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            15 Public Street
                            Bicentennial Bldg Suite
Humford Equities            212 Wilkes-Barre,PA 18701-1798 Lease - Bilo Store #9306 (Dallas, PA)      02/13/86           0.00
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Hummingbird                 PO Box 8500-3885               Software License &
Communication Ltd           Philadelphia,  PA 19178-3885   Maintenance Agreement                      02/01/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            2449 Bedford Street            Franchise Store Agreement -
Ideal Supermarkets, Inc.    Johnstown,  PA  15904          Ideal Market  #710 (Johnstown, PA)         02/24/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 7247-7482
Information Builders        Philadelphia,  PA 19170-7482   Webfocus Maintenance Agreement             12/10/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 7247-7482
Information Builders        Philadelphia,  PA 19170-7482   Webfocus Maintenance Agreement             12/10/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 60000 File #92127
Informix Software, Inc.     San Francisco, CA  94160-2127  Software License & Service Agreement       12/10/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
Innovax Concepts            PO Box 168085                  Master Software/Hardware
Corporation                 Irving ,  TX  75016-8085       License Agreement                          05/25/95       2,000.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 910561                  Software/Hardware License &
Intactix International Inc. Dallas,  TX  75391-0561        Maintenance Agreement                      03/02/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1770 Indian Trail Road         License Agreement -
International Banking       Norcross,  GA  30093           P&C Store #3025 (Cicero, NY)               03/29/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1770 Indian Trail Road         License Agreement -
International Banking       Norcross,  GA  30093           P&C Store #3093 (Oswego, NY)               03/29/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1770 Indian Trail Road         License Agreement - P&C Store #3140
International Banking       Norcross,  GA  30093           (North  Syracuse, NY)                      11/29/94           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1770 Indian Trail Road         License Agreement -
International Banking       Norcross,  GA  30093           P&C Store #3194 (Towanda, NY)              05/31/94           0.00
--------------------------------------------------------------------------------------------------------------------------------
James F Ford,
Jr c/o Farmers              201 Market Street              Associate Lease Agreement - Bilo
National Bank               Kittanning,  PA  16201         Store #789 (Rimersburg, PA)                09/20/88           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            3704 Harwick Place             Lease - Quality Store  #6610
Janette T. Fulkerson        Charlotte,  NC  28211          (Union City, PA)                           09/22/72           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            3704 Harwick Place             Lease - Quality Store #6605
Janette T. Fulkerson        Charlotte,  NC  28211          (Corry, PA)                                06/25/73           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            3704 Harwick Place             Lease - Quality Store #6626
Janette T. Fulkerson        Charlotte,  NC  28211          (Kane, PA)                                 05/28/81           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            8759 Honeycomb Path            Lease - P&C Store  #3074
Jeanine Carnes              Cicero,  NY  13039-6806        (Clyde, NY)                                10/19/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Jerrico,                    101 Jerrico Drive
Inc.                        PO Box 11988                    Sublease - Bilo Store #9210
d/b/a: Long  John Silvers   Lexington,  KY  40579          (Johnstown, PA)                            03/06/74           0.00
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Jessup Family Foods,
Inc. d/b/a                  56 West Main Street            Franchise Store Agreement - Big M
Canisteo Big M              Canisteo,  NY  14823           #804 (Canisteo,  NY)                       11/26/79           0.00
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John C. Kosco,
Inc.                        1 Baker Alley                  Franchise Store Agreement - Bilo
d/b/a Ridgeway Bilo         Ridgway,  PA  15853            #776 (Ridgeway, PA)                        08/31/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
John G. Dumblewski
d/b/a Adirondack Towing     PO Box 310
And Repair                  Hogaman,  NY  12086            Lease - P&C Store #3531 (Amsterdam, NY)    03/21/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Jo-Mart                     914 Elizabeth Street
                            Houtzdale, PA 16651-8500       Jo-Mart Mortgage                           04/03/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            7911 Belcherwood Road          Lease - P&C Store  #3060
Judy W.Brown                Chesterfield,  VA 23832        (Gouverneur, NY)                           11/11/80           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 480
K&B Development of Canton   LockPOrt,  NY  14095           Lease - P&C Store  #3090 (Canton, NY)      2/15/92           0.00
--------------------------------------------------------------------------------------------------------------------------------
K.B.H.,                     Rt. 22 & 220  Po B 156
Inc. d/b/a Duncansville     Duncansville,  PA              Franchise Store Agreement - Bilo  #724     02/03/86           0.00
Riverside Market            16635                          (Duncansville, PA)
--------------------------------------------------------------------------------------------------------------------------------
Karen Kim,
Inc.                        West First And Utica Street    Franchise Store Agreement - Big M
d/b/a Paul's Big M          Oswego,  NY 13126              #870  (Oswego, NY)                         01/17/77           0.00
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Keuka Properties
Inc  c/o                    214 East Church Street         Lease - P&C Store  #3138
Mary Jo Yunis               Elmira,  NY  14901             (Watkins Glenn, NY)                        01/01/97       7,460.66
--------------------------------------------------------------------------------------------------------------------------------
Key Bank                    2025 Ontario Street  4th Floor License Agreement - quality Store
National Associatation      Cleveland, OH 44115            #6661 (Jamestown, NY)                      10/24/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            2375 Telstar Drive Suite 170
Kincaid Technologies        ColoradoSprings,  CO  80920    Master Software License Agreement          09/27/99       2,928.28
--------------------------------------------------------------------------------------------------------------------------------
Lane Provision Co.,
Inc. d/b/a                  Route 30                       Franchise Store Agreement - Big M #714
Charles Johns Big M         Speculator,  NY  12164         (Speculator, NY)                           04/29/85           0.00
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Laramie St. Mary's
LP  c/o                     600 Grant Street  14Th Floor   Lease - Bilo Store #9208
CB Richard Ellis Pittsburg  Pittsburgh, PA  15219          (St. Mary's, PA)                           08/14/94       9,241.64
--------------------------------------------------------------------------------------------------------------------------------
                            480 Forest Park Road           Franchise Store Agreement - Big M
Larry Hall                  Oldsmar,  FL  34677            #724  (Syracuse, NY)                       01/01/88           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 86 Sds-12-1095
                            1300 Godward St.
Lawson Software Inc.        Minneapolis,  MN  55486-1095   Service Agreement                          08/28/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 86 Sds-12-1095
                            1300 Godward St.
Lawson Software Inc.        Minneapolis,  MN  55486-1095   Service Agreement Addendum                 08/28/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 86 Sds-12-1095
                            1300 Godward St.               Software License &
Lawson Software Inc.        Minneapolis,  MN  55486-1095   Maintenance Agreement                      08/28/97         775.68
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 86 Sds-12-1095
                            1300 Godward St.               Software License &
Lawson Software Inc.        Minneapolis,  MN  55486-1095   Maintenance Agreement Addendum             08/28/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 86 Sds-12-1095
                            1300 Godward St.               Software License &
Lawson Software Inc.        Minneapolis,  MN  55486-1095   Maintenance Agreement Addendum             01/28/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            2100 Van Deman Street
                            Holabird Industrial
Lesaffre Yeast              Park  Baltimore,  MD  21224    Lease - Equipment (Cream Yeast System)     12/29/93      69,811.91
--------------------------------------------------------------------------------------------------------------------------------
                            2401 West Monroe
Levi Ray & Shoup Inc.       Springfield,  IL  62704        Software License Agreement                 06/17/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Levin
Properties                  PO Box 326
c/o Linda Hagan             Plainfield,  NJ  7061          Lease - Quality Store #6662 (Erie, PA)     01/05/93      40,795.47
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Lewis County Hospice        7785 N State St
Pharmacy                    Lowville,  NY  13367           Pharmacy Provider Agreement                01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
Lexington Mall Partners,    101 Lakemont Park Blvd         Lease - Bilo Store #9047 (Altoona, NY)     12/01/02       1,571.31
L.P. c/o Andrea             PO Box 2566
Cohen                       Altoona,  PA  16603
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Liberatore's Foods,
Inc.                        76-80 South Main Street        Franchise Store Agreement -
d/b/a Warsaw Big M          Warsaw,  NY  14569             Big M #855 ( Warsaw, NY)                   08/08/77           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1000 Gibraltar Drive
Lifescan, Inc.              Milpitas,  CA 95035-6312       Marketing Fund Agreement                   05/19/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
Lima Clover Farm,
Inc.                        7277 West Main Street          Franchise Store Agreement -
d/b/a Milburn's Big M       Lima,  NY  14485               Big M   #836 (Lima, NY)                    03/01/75           0.00
--------------------------------------------------------------------------------------------------------------------------------
Lincoln Center North, LLC   PO Box 681, Lincoln, NH 03251  Lease - P&C Store #3157 (Lincoln, NH)      01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
Lingle's Real Estate,
LLC c/o William & Mary      304 Park Avenue                Associate Lease Agreement - Bilo           08/27/95           0.00
Lingle                      Lock Haven,  PA  17745         Store #719 (Renova, PA)
--------------------------------------------------------------------------------------------------------------------------------
Lingle's Real Estate,
LLC c/o                     304 Park Avenue                Associate Lease Agreement - Bilo
William & Mary Lingle       Lock Haven,  PA  17745         Store #734 (Jersey Shore)                  08/25/94           0.00
--------------------------------------------------------------------------------------------------------------------------------
Lingle's Real Estate,
Llc C/O                     304 Park Avenue                Associate Store Agreement - Bilo
William & Mary Lingle       Lock Haven,  PA  17745         Store #719 (Renova, PA)                    07/27/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
Loson Bros.,
Inc.                        Route 31 Box 410               Franchise Store Agreement -
d/b/a Loson's Big M         Lyons,  NY  14489              Big M  #701 (Lyons, NY)                    12/01/90           0.00
--------------------------------------------------------------------------------------------------------------------------------
Loson Bros.,
Inc. d/b/a                  Kendall Street                 Franchise Store Agreement - Big M
Clifton Springs Big M       Clifton Springs,  NY  14432    #708 (Clifton Springs, NY)                 07/15/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
Louis C. Licari
Supermarket,Inc.            Lamberson Street               Franchise Store Agreement - Big M #890
d/b/a Dolgeville Big M      Dolgeville,  NY  13329         (Dolgeville, NY)                           02/12/84           0.00
--------------------------------------------------------------------------------------------------------------------------------
Louis C. Licari
Supermarkets, Inc d/b/a     19 River Street                Franchise Store Agreement - Big M
Fort Plains Big M           Fort Plains,  NY  13339        #752 (Fort Plains, NY)                     03/28/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Lyons National Bank         PO Box 380  Lyons,  NY  14489  Sublease - P&C Store #3126(Macedon,NY)     09/25/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
Madia's Supermarket,        316 Castle Street              Franchise Store Agreement -                01/28/85           0.00
Inc.                        Geneva,  NY  14456             Big M  #897 (Geneva, NY)
d/b/a; Madia's
--------------------------------------------------------------------------------------------------------------------------------
Main Plaza                  100 State Street,  Suite 316   Lease - Quality Store #6670                10/01/00      31,997.16
Co. c/o Technical           Erie,  PA                      (Dunkirk, NY)
Development Corporation     16507
--------------------------------------------------------------------------------------------------------------------------------
                            Main Street Mall
Main Street Salon           100 North Main Street          Sublease - Bilo Store #9003                10/25/01           0.00
                            Dubois,  PA  15801             (Dubois, PA)
--------------------------------------------------------------------------------------------------------------------------------
                                                           Various Agreements relating to the
                                                           Reciprocal Easement Agreement
Mannion & Copani            224 Harrison Street,           Governing Certain Real Property at         08/15/72           0.00
                            Suite 306                      the Fayetteville Mall in
                            Syracuse, NY 13202             Fayetteville, New York
--------------------------------------------------------------------------------------------------------------------------------
Manugistics                 2115 East Jefferson Street     Software License Agreement                 04/06/01           0.00
                            Rockville,  MD20852
--------------------------------------------------------------------------------------------------------------------------------
                            2024 Sproul Road               Lease - Bilo East Store #4342
Mar-Ann Holdings Associates Broomall,  PA  19008           (Honesdale, PA)                            05/17/56           0.00
--------------------------------------------------------------------------------------------------------------------------------
Mark R.                     Route 49                       Franchise Store Agreement -                01/30/98           0.00
Howe                        Osceola,  PA  16942            Big M #763 (Osceola, PA)
d/b/a Osceola Big M
--------------------------------------------------------------------------------------------------------------------------------
                            1017 Hioaks Road  Apt.132      Lease - P&C Store #3060
Mary M. Widener             Richmond,  VA 23225            (Gouverneur, NY)                           11/11/80         405.41
--------------------------------------------------------------------------------------------------------------------------------
Massena HHSC,               215 West Church Road
Inc.                        Suite 107  King of
c/o G&A Group, Inc.         Prussia,  PA  19406            Lease - P&C Store #3188  (Massena, NY)     01/29/95      24,213.85
--------------------------------------------------------------------------------------------------------------------------------
                            1849 South 6th Street          Sublease - Bilo Store #9210
Mattress Emporium           Indiana,  PA  15701            (Johnstown, PA)                            09/16/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
McDonalds
Corporation
c/o Mr. Peter T. Manikas    PO Box 192  Bath ,  NY  14810  Sublease - P&C Store #3115  (Bath, NY)     03/08/74           0.00
--------------------------------------------------------------------------------------------------------------------------------
Mcnamara Foods,
Inc. d/b/a                  1520 Spencerport Rd            Franchise Store Agreement - Big M
Gates Big M                 Rochester, NY 14606            #892 (Rochester, NY)                       10/30/83           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1330 Parkway Drive
Medibag Company, Inc.       Dayton,  Ohio  45432           Pharmacy Service Agreement                 01/20/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
Medimpact Health            10680 Treena Street 5th Floor
Care Systems, Inc.          San Diego,  CA  92131          Pharmacy Service Agreement                 09/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Medimpact Health            10680 Treena Street 5th Floor
Care Systems, Inc.          San Diego, CA  92131           Pharmacy Service Agreement                 04/23/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            6400 Glenwood  Suite 104
Medtrak Services            Overland Park, KS  66202       Pharmacy Services Agreement                01/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Meleo
Associates                  1171 Titus Avenue              Franchise Lease Agreement - Big M
c/o Phyllis Erwin           Rochester,  NY  14617          Store #892 (Rochester, NY)                 11/16/83           0.00
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                            PO Box 391180
Memberhealth                Cleveland,  Ohio  44139        Pharmacy Participation Agreement           10/26/00           0.00
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Mercik's Markets,           Vinco Plaza
LLC                         2690 William Penn Avenue       Franchise Store Agreement - Bilo           01/19/02           0.00
d/b/a Mercil's Vinco Bilo   Johnstown,  PA  15909          #736 (Johnstown, PA)
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Merck - Medco               100 Parsons Pond Drive
Paid Prescriptions          Franklin Lakes, NJ  07417      Pharmacy Network Agreement                 05/19/03           0.00
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Mexico Foods,
Inc.                        3385 Main Street               Franchise Store Agreement -
d/b/a Eddies's Big M        Mexico,  NY  13114             Big M  #823 (Mexico, NY)                   04/17/78           0.00
--------------------------------------------------------------------------------------------------------------------------------
Michael
Vogel d/b/a                 309 Venango Street             Franchise Store Agreement - Bilo
Cambridge Springs Bilo      Cambridge Springs,  PA 16403   #745 (Cambridge Springs, PA)               10/29/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 5540
Microsoft                   Pleasanton,  CA  94566-9940    Open License Agreement                     12/13/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
Microstrategy Services      PO Box 75014                   Software License &
Corporation                 Baltimore ,  MD  21275         Maintenance Agreement                      01/18/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Midcourt Builders Corp,     Old Thompson Road              Lease - P&C Store #3114                    01/01/95           0.00
Brooklawn                   Mattydale,  NY  13211          (Skaneateles, NY)
c/o Guy Easter
--------------------------------------------------------------------------------------------------------------------------------
                            150 E Palmetto Park Road
                            Suite 400  Boca
Milestone Properties, Inc.  Raton,  FL  39432              Lease - Bilo Store #9231  (Dubois, PA)     02/01/82      10,050.20
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                            33 North Road  PO Box 3704
MIM Health Plans, Inc.      Wakefield,  RI 02879           Pharmacy Participation Agreement           01/01/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
Miracle Mile Realty
LLC                         7 Essex Green Drive Suite 56
Attn: Philip Pastan         Peabody, MA 01960              Lease - P&C Store #3145  (Lebanon, NH)     08/01/99      31,909.41
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Miracle Mile Realty
LLC                         7 Essex Green Drive Suite 56   Parking Lot Lease related to P&C
Attn: Philip Pastan         Peabody, MA 01960              Store #3145 (Lebanon, NH)                  11/24/67           0.00
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                            200 Holleder Parkway           Sublease - P&C Store #3090
Monro Muffler Brake, Inc.   Rochester,  NY  14615          (Canton, NY)                               08/31/98           0.00
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                            7801 East Bush Lake Road #450  Sublease - P&C Store #3068
Movie Brands, Inc.          Edina,  MN 55439               (Canastota, NY)                            10/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            P.O. Box 397
Mr. Rich Rullo              Holsopple,  PA  15935          Lease - Bilo Store #9043 (Windber, PA)     03/02/79           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            RR3 Box 271 B
Murrays Freightliners, Inc. Dubois,  PA  15801             Lease - Vehicle (5 tractors)               04/01/03      28,314.04
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 99611
Nashua Label Products       Chicago,  IL  60690-6911       Label Supply Agreement                     05/01/01      19,604.11
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                            Re Leasing 46-06-403
National City Bank #219     116 Allegheny Center           Sublease - Bilo Store #9219                10/14/96           0.00
                            Mall  Pittsburgh,  PA  15212   (Titusville, PA)
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National City Bank          226 Allegheny Center Mall      ATM Agreement  -
of Pennsylvania             Pittsburgh, PA 15212           Quality Store #6662 (Erie, PA)             10/05/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
National Medical            23 British American Blvd
Health Card Systems         Latham ,  NY 12110             Pharmacy Provider Agreement                05/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            NDC Plaza
NDC Health Corporation      Atlanta,  GA  30329-2010       Pharmacy Service Agreement                 04/28/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 101865
NDC Health Corporation      Atlanta,  GA  30329            Pharmacy Service Agreement Amendment       09/04/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 101865
NDC Health Corporation      Atlanta,  GA  30329            harmacy Service Agreement Amendment        3/09/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 101865
NDC Health Corporation      Atlanta,  GA  30329            Pharmacy Service Agreement Amendment       06/28/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            NDC Plaza
NDC Health Corporation      Atlanta,  GA  30329-2010       Pharmacy Service Agreement Amendment       06/04/91           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            NDC Plaza
NDC Health Corporation      Atlanta,  GA  30329-2010       Pharmacy Service Agreement Amendment       12/26/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            NDC Plaza
NDC Health Corporation      Atlanta,  GA  30329-2010       Pharmacy Service Agreement Amendment       01/01/05      56,153.36
--------------------------------------------------------------------------------------------------------------------------------
New Plan East,              4306 East Genesee Street       Lease - P&C Store #3066                    04/01/88         405.41
LLC. c/o Empire Management  Dewitt,  NY  13214             (Cazenovia, NY)
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                            4688 Collections Center Drive
New Plan Excel Realty Trust Chicago,   IL  60693           Lease - P&C Store #3123  (Ithaca, NY)      01/01/95      75,400.16
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New Plan Excel Realty       1120 Avenue of the America's   Lease - Quality Store #6672                05/05/91      18,342.93
Trust c/o Jackie Taylor     New York, NY  10036            (Dunkirk, NY )
--------------------------------------------------------------------------------------------------------------------------------
New York Blood Pressure,    1355 Pittsford and Mendo Road  Lease - Equipment                          05/05/91           0.00
Inc.                        PO Box 471 Mendon,  NY  14506  (Blood Pressure Machines)
--------------------------------------------------------------------------------------------------------------------------------
North Atlantic              223 Genesee Street             Lease - P&C Store #3103
Development, Inc.           Oneida  NY 13421               (Chittenango, NY)                          07/16/70       2,600.48
--------------------------------------------------------------------------------------------------------------------------------
Northern Federal            120 Factory Street
Credit Union                Watertown,  NY  13601          ATM Contract                               04/26/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                           Lease - Franchise Lese Agreement -
Northern Territory, LLC     PO Box 190  Mexico, NY 13114   Big M #823  (Mexico, NY)                   09/04/92           0.00
--------------------------------------------------------------------------------------------------------------------------------
Northington Holdings,
Inc. c/o Paul               196 Northington Ave            Lease - Quality Store #6674
Synder, III                 East Amherst,  NY 14051        (Westfield, PA)                            04/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            2 Liberty Street
Northwest Savings Bank      Warren,  PA  16365             ATM Contract                               05/12/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1 West Pack Square
Now Technology              BB&T Building Suite            Medicare Backend Service Agreement         01/23/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 7247 - 7482
Nuvision Technologies, Inc. Dallas,  TX  75234             Maintenance Agreement                      05/07/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1220 Washington Avenue         Lease - State Fair Blvd Warehouse
NYS Department of           Room 422                       Parking Lot (NIMO)  (Syracuse, NY)         03/31/04           0.00
Transportation              Albany, NY  12232              Automatic renewl
--------------------------------------------------------------------------------------------------------------------------------
Old West Wash
House c/o                   Bilo Plaza  Scalp Ave          Sublease - Bilo Store #9210
Ronald R And Joann Rother   Johnstown,  PA  15904          (Johnstown, PA)                            12/19/90           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            4 Taft Court
Optimum Choice              Rockville,  MD  20850          Pharmacy Participation Agreement           01/01/05           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 71028
Oracle Corporation          Chicago,  IL  60694-1028       Software License & Service Agreement       02/23/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 71028                   Software License & Service
Oracle Corporation          Chicago,  IL  60694-1028       Agreement Amendment                        02/23/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
Orrstown
Bank                        427 Stonehedge Drive           Lease - Bilo East Store #4340
Laferty Acct # 413747       Carlisle,  PA  17013           (Hawley, PA)                               10/22/55           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            215 West Church Rd Suite 107
Oswego Associates, LLC      King of Prussia,  PA  19406    Lease - P&C Store # 3093 (Oswego, NY)      07/07/94      14,754.10
--------------------------------------------------------------------------------------------------------------------------------
Overdoroff
Attn: Leigh                 PO Box 1420                    Lease - Bilo Store #9048
Volchko                     Clearfield,  PA  16830-1420    (Hollidaysburg, PA)                        10/21/02       1,687.98
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Ovid Cloverfarm,
Inc.                                                       Franchise Store Agreement - Big M
d/b/a Ovid Big M            Main Street  Ovid,  NY  14521  #878 (Ovid, NY)                            07/27/81           0.00
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Owens-Illinois -            One Seagate
Plastic Group               Toledo,  Ohio  43666           Pharmacy Supply Agreement                  10/01/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
P. G. International,        Seward Bilo                    Franchise Store Agreement - Bilo )         06/30/89           0.00
Inc. d/b/a Seward Bilo      Seward,  PA  15954             #786 (Seward, PA
--------------------------------------------------------------------------------------------------------------------------------
Pacific Employers           1601 Chestnut Street,
Insurance Contract          Philadelphia, PA 13221         ACE Program Agreement                      03/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Paremte Family Partnership  45 Owen Street                 Lease - Bilo East Store #4344
Attn: Angelo Bertinelli     Forty-Fort,  PA  18704         (Dallas, PA)                               12/09/69           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            58 South Pollard Drive
                            PO Box 729                     Franchise Lease Agreement - Big M
Pauline Mirabito            Fulton,  NY  13069             Store #729 (Fulton, NY)                    02/01/90           0.00
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                            300 TecheCenter Drive Suite B
PBM Plus                    Milford, OH 45150              Pharmaceutical Care Network Agreement      01/01/02           0.00
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PCS Health Systems          6501 East Shea Blvd
Incorporated                Scottsdale, AZ 85260           Pharmacy Participation Agreement           01/01/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
Penns Village Shopping      182 Buchanan Trail Suite 195   Lease - Bilo Store #9260
Center c/o Ray Kootz        Mcconnellsburg, PA  17233      (McConnellsburg, PA)                       03/18/90           0.00
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                            Ox Bow Road   RR3 Box 8-A      Sublease - P&C Store #3068
Pepi's II                   Canastota,  NY  13032          (Canastota, NY)                            12/01/92           0.00
--------------------------------------------------------------------------------------------------------------------------------
Perry's Family Enterprises, 58 Spring Street               Franchise Store Agreement -
Inc. d/b/a Perry's Big M    Norwood,  NY  13668            Big M #871 (Norwood, NY)                   01/07/89           0.00
--------------------------------------------------------------------------------------------------------------------------------
Peterson & Nellis           207 Pine Street                Sublease - P&C  Store #3068
Physical Therapy            Syracuse,  NY  13210           (Canastota, NY)                            05/30/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
PGI International
Inc d/b/a Seward            Route 711 Box 2                Associate Store Agreement - Bilo
Riverside Markets           Seward,  PA  15954             Store #786 (Seward, PA)                    06/30/89           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            6956 George Washington Highway
Pharmacare                  Lincoln, RI  02865             Retail Pharmacy Network Agreement          01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1666 Race Street
Pharmacy Choice             Denver,  CO  80206             Pharmacy Participation Agreement           02/01/03           0.00
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Pharmacy Plus Sytems        c/o Web MD  2045 Midway Drive  Pharmacy Participation Agreement           01/01/05           0.00
Corporation                 Twinsburg, OH 44087
--------------------------------------------------------------------------------------------------------------------------------
                            1531 Airway Circle
                            New Smyrna Beach,  FL
Pharmex                     32168-5900                     Pharmacy Software License Agreement        05/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Pioneer                     250 South Clinton Street       Easement Agreement  -
Manangement Services        Syracuse,  NY 13202            P&C #3115 (Bath, NY)                       09/09/74           0.00
--------------------------------------------------------------------------------------------------------------------------------
                           1207 Delaware Avenue           Parking Lot Easement  -
Plaza Group                 Buffalo,  NY  14209            Quality #6671 (Fluvanna, NY)               06/28/85           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            215 E. Market Street           Sublease -
PLCB                        Blairsville,  PA 15717         Bilo Store #9249  (Blairsville, PA)        01/31/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
Pomerleau Real Estate
Co. c/o Ernest A            69 College Street              Lease - P&C Store #3238
Pomerleau                   Burlington,  VT  5402          (Colchester, VT)                           11/01/02      18,699.91
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Portage Land
Corp                        240 South 13th Ave.            Lease - Quality Store  #6624
c/o Susan Rogers            Coatesville,  PA  19320        (Mayville, NY)                             07/01/01      43,036.87
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                            Four Cathedral Park PO Box 867
Potsdam Associates          Buffalo, NY  14240-0867        Lease - P&C Store #3125 (Potsdam, NY)      05/01/95       7,234.67
--------------------------------------------------------------------------------------------------------------------------------
Previte Brothers Realty
Co. c/o Rocco               2106 Bigler Avenue PO Box 398
Previte                     Northern Cambria,PA 15714- 0398Lease - Bilo Store #9229 (Spangler,PA)     02/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Quickie Manufacturing       8688 Finlarig
Corporation                 Dublin,  OH  43017             Purchasing Agreement                       02/02/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
R J Kuhn                    55th and A.V.R.R               Lease - Bilo Store #9256                   11/01/01      20,515.61
Company                     Pittsburgh,  PA                (Natrona Heights, PA)
Attn: Auditing              15201-2005
--------------------------------------------------------------------------------------------------------------------------------
RC & RD
Pietrafesa                  301 Learbury Centre            Lease - P&C Store # 3089
c/o Frank Bahouth, Jr.      Syracuse,  NY  13203           (Owego, NY)                                03/01/91           0.00
--------------------------------------------------------------------------------------------------------------------------------
Redinger Realty,
Inc.                        1533 W. 38Th St.
c/o Diane Dinger            Erie,  PA  16502               Lease - Quality Store #6664  (Erie PA)     02/18/02      12,955.89
--------------------------------------------------------------------------------------------------------------------------------
                            201 Main Street Suite 800
Reinhart Real Estate Group  LaCrosse, WI 54602             Lease - Bilo Store #9290                   02/13/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            5700 Tennyson  Parkway
                            3rd Floor                      Sublease - Bilo Store #9210
Rent A Center  Inc.         Plano,  TX  75024              (Johnstown, PA)                            09/16/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            2101 Ken Pratt Boulevard
                            Suite 105
Reveal Systems Inc          Longmont,  CO  80501           Software License Agreement                 12/04/01         275.00
--------------------------------------------------------------------------------------------------------------------------------
RG & JG
Corporation                 55 Main Street                 Franchise Store Agreement - Big M
d/b/a Ron's Big M           Philadelphia,  NY  13673       #846 (Philadelphia, NY)                    01/01/92           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            5368 Georgetown Road           Sublease -
Rich Hosier                 Franklin,  PA  16323           Quality Store #6675  (Kane, PA)            04/04/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 397
Rich Rullo                  Holsopple,  PA  15935          Lease - Bilo Store #9043 (Windber, PA)     07/01/04      24,525.41
--------------------------------------------------------------------------------------------------------------------------------
Richard & Mary Schwartz     625 Frew Run  PO Box 494       Lease - Quality  Store #6686               11/01/02          53.47
                            Frewsburg,  NY  14738          (Westfield, NY)
--------------------------------------------------------------------------------------------------------------------------------
                            29 South Second Street         Associated Lease Agreemet - Bilo
Richard Gathagan            Clearfield,  PA 16830          Store  #771 (Houtzdale, PA)                08/28/84           0.00
--------------------------------------------------------------------------------------------------------------------------------
Roadway Pharmacy,
Inc. c/o                    108 Timberlane Drive           Associate Lease Agreement - Bilo
Laurel Szymkowiak           Ligonier,  PA 15658-9720       Store #786 (Seward,  PA)                   06/16/76           0.00
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Robert Delf,
Inc.                        1 Park Lane    Box 5           Franchise Store Agreement -
d/b/a Bob's Big M           Wolcott,  NY  14590            Big M #741 (Wolcott, NY)                   12/22/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 6
Robert S. Moss              Conneaut Lake,  PA  16316      Lease - Quality Store #6663 (Erie, PA)     01/01/95       2,754.32
--------------------------------------------------------------------------------------------------------------------------------
                            4895 Riverbend Road
Rocky Mountain Retail       Suite D  Boulder,
Systems, Inc.               CO  80301                      Software License Agreement                 09/17/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            4895 Riverbend Road
Rocky Mountain Retail       Suite D  Boulder,
Systems, Inc.               CO  80301                      Software License Agreement Addendum        09/17/04           0.00
--------------------------------------------------------------------------------------------------------------------------------
Rod's Food Market,
Inc. d/b/a Rod's            10916 Us Route 11              Franchise Store Agreement -
Big M                       Adams,  NY  13605              Big M  #725 (Adams NY)                     01/31/88           0.00
--------------------------------------------------------------------------------------------------------------------------------
Rog-Glo
Ltd.                        4 South Main Street            Franchise Store Agreement - Big M
d/b/a Sherburne Big M       Sherburne,  NY  13460          #861 (Sherburne, NY)                       10/16/78           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            Bradenton River Post Office,
Ronald Benderson 1995 Trust Bradenton, FL 34204-1199       Lease - P&C Store #3130 (Syracuse, NY)     09/26/94           0.00
--------------------------------------------------------------------------------------------------------------------------------
Ronald W. & Patricia L.
Birdsall c/o Ronald W       207 Fairfax Street             Franchise Lease Agreement  - Big M
Birdsall                    Horseheads,  NY  14845         Store #767 (Spencer, NY)                   09/01/93           0.00
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Ropodo
Corp                        1564 Route 507                 Sublease - Bilo
d/b/a: Dutch's Market       Greentown,  PA  18426-9305     East Store #4342  (Honesdale, PA)          05/18/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            5940 West Toughy Ave.
RPH On The Go USA, Inc.     Niles,  IL  60714              Interm Staffing Services Agreeement        06/02/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1666 Race Street
RPH Recruiter - Rxtemp      Denver,  CO  80206             Interm Staffing Services Agreeement        01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
Rx America                  221 Cjarles Lindberun Drive    Pharmacy Network Agreement                 01/01/05           0.00
                            Salt Lake City, UT 84116-2902
--------------------------------------------------------------------------------------------------------------------------------
                            1666 Race Street
Rx Temp                     Denver,  CO  80206             Interm Staffing Services Agreeement        02/01/03           0.00
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Ryan Food Markets,          73 North Main Street
Inc. d/b/a Ryan's           Brockport,  NY  14420          Franchise Store Agreement - Big M          03/06/88           0.00
Big M                                                      #726 (Brockport, NY)
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                            512 Brinker Ave.
S&L Solutions, LLC          Latrobe,  PA  15650            Pharmacist Temperary Staffing Company      09/24/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Salvation Army - Scranton   1155 River Street PO Box 3064  Sublease - Bilo East Store #4344           03/23/98           0.00
                            Scranton, PA  18505            (Dallas, PA)
--------------------------------------------------------------------------------------------------------------------------------
Sandy Creek Food Market,
Inc  d/b/a Sandy            Route 11                       Franchise Store Agreement - Big M
Creek Big M                 Sandy Creek,  NY  13145        #766 (Sandy Creek, NY)                     01/01/76           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            224 N. Park Ave.
Sav-Rx Advantage            Fremont,  NE  68025            Pharmacy Benefits Agreement                09/01/02         146.00
--------------------------------------------------------------------------------------------------------------------------------
Scriptsave Medical          PO Box 61833
Security Card Company       Phoenix,  AZ  85082-1833       Pharmacy Network Agreement                 08/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Seaway Acquisition          221 Walton St. Suite 100,      Lease - P&C Store #3054
Company, LLC.               Syracuse, NY 13202             (Watertown, NY)                            11/01/89           0.00
--------------------------------------------------------------------------------------------------------------------------------
Seaway Acquisition          221 Walton St. Suite 100,      Lease - P&C Store #3050
Company, LLC.               Syracuse, NY 13202             (Ogdensburg, NY)                           09/29/90           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            9051 W Heather Ave
Serv-U Prescription         PO Box 240034
Services                    Milwaukee,  WI  53224          Pharmacy Agreement                         01/01/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                           Various Agreements relating to the
                                                           Reciprocal Easement Agreement
Seventh Brook Properties,   Stickley Drive                 Governing Certain Real Property at         08/15/72           0.00
LLC                         Manlius, NY 13104              the Fayetteville Mall in
                            Attn: Alfred J. Audi           Fayetteville, New York
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 820067                  Maintenance Agreement on
Software Plus Inc           Vicksburg,  MS  39182-0067     Price Master Plus                          12/06/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
Somerset
Associates                  14 North Peoria, Unit 3-F      Lease - Bilo Store #9225
c/o Spatz  Centers, Inc.    Chicago,  IL 60607             (Somerset, PA)                             08/01/93      12,391.57
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 777
Somerset Trust Company      Somerset,  PA  15501           ATM Contract                               08/15/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
South Point Realty          24 Rutledge Street ,
Group, LLC                  Brooklyn NY 11211              Lease - P&C Store #3084  (Elmira, NY)      06/01/93       4,595.64
--------------------------------------------------------------------------------------------------------------------------------
St. Albans Shopping Center, PO Box 6 Burlington, VT 5402   Lease - P&C Store #3287                    02/01/04       1,107.94
Inc.                                                       (White River Junction, VT)
c/o Antonio B. Pomerleau
--------------------------------------------------------------------------------------------------------------------------------
St. Lawrence Federal        333 State Street
Credit Union                Ogdensburg,  NY  13669         ATM Contract                               04/01/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
Starika, LLC                964 Creager Road               Franchise Lease Agreement - Big M          10/02/02           0.00
c/o Richard Cross           Union Springs,  NY  13160      Store #737 (Union Springs, NY)
--------------------------------------------------------------------------------------------------------------------------------
Stateway Plaza Shopping     5757 Cavendish Blvd
Center c/o Allan Spevack    Montreal,  QE  H4W2W8          Lease - P&C Store #3152(Watertown, NY)     01/11/89      12,059.83
--------------------------------------------------------------------------------------------------------------------------------
                            Commerce Services Group
Sterling Commerce           PO Box 73199
(America), Inc.             Chicago,  IL  60673            Network Service Agreement                  09/09/02       8,871.79
--------------------------------------------------------------------------------------------------------------------------------
                            Commerce Services Group
Sterling Commerce           PO Box 73199
(America), Inc.             Chicago,  IL  60673            Network Service Agreement Amendment        09/08/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            Commerce Services Group
Sterling Commerce           PO Box 73199
(America), Inc.             Chicago,  IL  60673            Network Service Agreement Amendment        02/14/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            Commerce Services Group
Sterling Commerce           PO Box 73199
(America), Inc.             Chicago,  IL  60673            Software License Agreement                 09/09/92           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            Commerce Services Group
Sterling Commerce           PO Box 73199
(America), Inc.             Chicago,  IL  60673            Software Maintenance Agreement             09/30/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
Struppler Enterprises,
Inc. d/b/a Fulton           909 West First Street          Franchise Store Agreement -
Big M                       Fulton,  NY  13069             Big M  #729 (Fulton, NY)                   01/18/89           0.00
--------------------------------------------------------------------------------------------------------------------------------
Supercuts, Inc
#9989 c/o                   7204 Metro Blvd                Sublease - Quality Store #6629
Regis Corp.                 Minneapolis,  MN  55439        (Williamsville, NY)                        12/01/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            50 Tice Boulevard              Software License &
Syncsort Incorporated       Woodcliff Lake,  NJ 07677      Maintenance Agreement                      12/31/85           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            50 Tice Boulevard              Software License &
Syncsort Incorporated       Woodcliff Lake,  NJ 07677      Maintenance Agreement                      08/28/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Syracuse Windsor,
LLC                         P. O. Box 1549                 Lease - P&C Store #3140
c/o David Sussman           Clifton Park,  NY  12065       (North Syracuse, NY)                       11/12/94       3,925.51
--------------------------------------------------------------------------------------------------------------------------------
                            5268 Main Street               Sublease - Quality Store #6629
Szes Garden Company, Inc.   Williamsville,  NY  14221      (Williamsville, NY)                        11/27/90           0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                           Various Agreements relating to the
                                                           Reciprocal Easement Agreement              08/15/72           0.00
                            Attn Property Administration;  Governing Certain Real Property
Target Corporation          1000 Nicollet Mall             at the Fayetteville Mall in
Property Development        Minneapolis, MN 55403          Fayetteville, New York
--------------------------------------------------------------------------------------------------------------------------------
Teamsters Local 294         Labor Temple 890 Third Street  Collective Bargaining Agreement -          02/04/01           0.00
                            Albany,  NY12206               P&C Transportation
--------------------------------------------------------------------------------------------------------------------------------
                            Franklin Square Station
Teamsters Local 317         566 Spencer Street  Box 11037  Collective Bargaining Agreement -          04/01/01           0.00
                            Syracuse,  NY  13218-1037      P&C Refrigeration and Maintenance
--------------------------------------------------------------------------------------------------------------------------------
                            Franklin Square Station
                            566 Spencer Street  Box 11037  Collective Bargaining Agreement -
Teamsters Local 317         Syracuse,  NY  13218-1037      P&C Transportation                         04/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            Franklin Square Station
                            566 Spencer Street  Box 11037  Collective Bargaining Agreement -
Teamsters Local 317         Syracuse,  NY  13218-1037      P&C Warehouse                              04/01/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            Box 200107
Techrx Inc                  Pittsburgh,  PA  15251-0107    Software License Agreement                 03/09/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 17124
Third Party Solutions       Memphis,  TN  38187            Claim Processor Agreement                  01/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Thomas B. Ray               179 Westwood Drive             Associate Store Agreement - Store          12/18/80           0.00
                            Clarion,  PA  16214            #773  (New Bethlehem, PA)
--------------------------------------------------------------------------------------------------------------------------------
Thomas Family
Limited Partnership         821 E. Bishop St.              Franchise Store Agreement - Bilo
d/b/a Bellafonte Bi-Lo      Bellefonte,  PA  16823         #770  (Bellefonte, PA)                     02/01/91           0.00
--------------------------------------------------------------------------------------------------------------------------------
Thomas G. Ray,
Inc.                        632 Broad Street               Franchise Store Agreement - Bilo
d/b/a Tom's Riverside       New Bethlehem,  PA  16242      #773 (New Bethlehem, PA)                   04/29/70           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            643 Maxwell Dr.                Lease - Quality Store #6605
Thomas L. Tarr              Titusville,  PA  16354         (Corry, PA )                               06/25/73           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            643 Maxwell Dr.                Lease - Quality Store #6610
Thomas L. Tarr              Titusville,  PA  16354         (Union City, PA)                           09/22/72           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            643 Maxwell Dr.
Thomas L. Tarr              Titusville,  PA  16354         Lease - Quality Store #6626 (Kane, PA)     05/28/81           0.00
--------------------------------------------------------------------------------------------------------------------------------
Tilgard Equipment           64 Patrick Circle              Sublease - P&C Store #3115  (Bath, NY)     09/01/77           0.00
Company Attn:               Fulton,  NY  13069
Dave Till
--------------------------------------------------------------------------------------------------------------------------------
Timothy & Debra             Morris Road R.D.1, Box 120     Franchise Lease Agreement - Big M
Pettit, Inc.                Munnsville, NY  13409          Store #757 (Morrisville, NY)               04/01/90           0.00
--------------------------------------------------------------------------------------------------------------------------------
Timothy & Debra Pettit,
Inc. d/b/a                  Cambridge Avenue               Franchise Store Agreement - Big M
Morrisville Big M           Morrisville,  NY  13408        Store #757 (Morrisville, NY)               05/18/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1 North Main Street            Sublease -
Tioga State Bank            Spencer,  NY  14883            P&C Store #3089  (Owego, NY)               10/11/67           0.00
--------------------------------------------------------------------------------------------------------------------------------
TJL Foods,
Inc.                        15 Main Street                 Franchise Store Agreement - Big M
d/b/a Spencer Big M         Spencer,  NY  14883            #767 (Spencer, NY)                         10/01/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            17752 Skypark Circle Suite 160
Total Control Information   Irvine, CA  92614              Performance & Support Agreement            11/26/91           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            17752 Skypark Circle Suite 160 Performance & Support
Total Control Information   Irvine ,  CA  95614            Agreement Addendum                         11/26/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Travelers Express           1550 Utica Ave Executive Office
Company, Inc.               Minneapolis,  MN  55416        Money Orders/ Money Grams                  11/01/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
Travelers Express           1550 Utica Ave Executive Office
Company, Inc.               Minneapolis,  MN  55416        Money Orders/ Money Grams/Utility Bills    09/17/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
Tri County
Developers                  664 Water Street   PO Box 6    Lease - Bilo Store #9218
c/o Bob Moss                Conneaut Lake,  PA  16316      (Meadville, PA)                            06/07/92           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            664 Water
                            Street PO Box                  Sublease - Bilo Store #9218
Tri-County Developers       6  Conneaut Lake,  PA  16316   (Meadville, PA)                            11/04/91           0.00
--------------------------------------------------------------------------------------------------------------------------------
Trupoint Marketing Sav-Rx   501 Shepherd St. #C2           Pharmacy Participation Agreement           09/14/02           0.00
                            Winston-Salem,  NC 27103
--------------------------------------------------------------------------------------------------------------------------------
Twin Rivers Federal         23 Phillips Street
Credit Union                Massena,  NY  13662            ATM Contract                               04/25/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
UFCW Local 1776             182 N. Pennsylvania Avenue     Collective Bargaining Agreement -          07/23/00           0.00
                            Wilkes-Barre, PA  18701-3693   Bilo East (Old Acme Store s)
--------------------------------------------------------------------------------------------------------------------------------
                            182 N. Pennsylvania Avenue     Collective Bargaining Agreement -
UFCW Local 1776             Wilkes-Barre, PA  18701-3693   Bilo East (Original Insalaco)              09/21/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            345 Southpointe Blvd Suite 300 Collective Bargaining Agreement -
UFCW Local 23               Canonsburg,  PA  15317         Riverside Drivers - Pennway Express        02/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            345 Southpointe Blvd Suite 300 Collective Bargaining Agreement -
UFCW Local 23               Canonsburg,  PA  15317         Riverside Laborers                         12/25/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            345 Southpointe Blvd Suite 300 Collective Bargaining Agreement -
UFCW Local 23               Canonsburg,  PA  15317         Riverside Master                           09/21/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            345 Southpointe Blvd Suite 300 Collective Bargaining Agreement  -
UFCW Local 23               Canonsburg,  PA  15317         Riverside Technicians                      05/01/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            345 Southpointe Blvd Suite 300 Collective Bargaining Agreement  -
UFCW Local 23               Canonsburg,  PA  15317         Riverside Transportation                   05/01/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            345 Southpointe Blvd Suite 300 Collective Bargaining Agreement  -
UFCW Local 23               Canonsburg,  PA  15317         Riverside Warehouse                        05/01/99           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            106 Memorial Parkway           Collective Bargaining Agreement  -
UFCW Local One              Utica,  NY  13501              P&C Master                                 06/03/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            106 Memorial Parkway           Collective Bargaining Agreement -
UFCW Local One              Utica,  NY  13501              Quality Markets  Buffalo Region            06/16/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            106 Memorial Parkway           Collective Bargaining Agreement -
UFCW Local One              Utica,  NY  13501              Quality Markets Master                     06/11/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            106 Memorial Parkway           Collective Bargaining Agreement -
UFCW Local One              Utica,  NY  13501              Quality Markets Warehouse                  01/15/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
Union Real Estate           1500 Allegheny Building
Co. c/o                     429 Forbes Avenue              Associate Lease Agreement - Bilo
Ed Kernsey                  Pittsburgh,  PA  15219         Store #777 (Harmony, PA)                   07/03/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
United States Postal
Service #214
Purchasing                  PO Box 40592                   Sublease - Bilo  Store #9214
Service Center              Philadelphia,  PA  19197-0592  (Johnstown, PA)                            07/14/00           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            205 Park Lane
Univera Healthcare          Buffalo,  NY  14221-5239       Participating Provider Agreement           01/01/05           0.00
--------------------------------------------------------------------------------------------------------------------------------
Universal Solutions         4045 University Parkway        Pharmaceutical Services Agreement          06/01/01       7,591.49
                            Winston-Salem, NC  27106
--------------------------------------------------------------------------------------------------------------------------------
                            306 West Lockhart St.,
US Management Co. LLC       Sayre, PA 18840                Lease - P&C Store #3139  (Sayre, PA)       12/01/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
US Script                   1300 East Shaw Avenue,         Optional Pharmacy Agreement                01/01/03           0.00
                            Suite 173 Fresno,CA 93710
--------------------------------------------------------------------------------------------------------------------------------
                            7170 N Financial Dr
US Script                   Fresno,  CA  93720             Pharmacy Participation Agreement           01/01/03           0.00
--------------------------------------------------------------------------------------------------------------------------------
Valeski's 4th Street        420 Rt. 119 North  North 4Th   Franchise Store Agreement - Bilo #751      03/23/85           0.00
Market, Inc.                Street Ext. Indiana, PA 15701  (Indiana, PA)
--------------------------------------------------------------------------------------------------------------------------------
                            One Montshire Road
Valley Net Inc.             Norwich,  VT  05055            Software License Agreement                 10/07/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            P.O. Box 1410
Valu Home Center            Buffalo,  NY  14240            Sublease - P&C Store #3089 (Owego,NY)      11/12/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Valutech, Inc.              30021 Tomas Road Suite 250     Software License & Maintenance             11/30/89           0.00
                            Rancho Santa Marga, CA 92688   Agreement
--------------------------------------------------------------------------------------------------------------------------------
Van Scott Development
Corp.                       402 West Maple Avenue          Franchise Lease  Agreement - Big M
c/o Alfred E. Loson         Newark,  NY  14513             Store #708 (Newark, NY)                    12/01/71           0.00
--------------------------------------------------------------------------------------------------------------------------------
Verle And Dorothy Eighmey   220 High Street Troy, PA 16947 Lease - P&C Store #9076  (Troy, PA)        02/01/97       2,361.71
--------------------------------------------------------------------------------------------------------------------------------
Vic Card's Food Shop,       22 Sheather Street
Inc. d/b/a                  Hammondsport,  NY  14840       Franchise Store Agreement - Big M #710     01/22/89           0.00
Hammondsport Big M                                         (Hammondsport, NY)
--------------------------------------------------------------------------------------------------------------------------------
Video Circus of Sayre, Inc. 448 North Keystone Avenue
                            Sayre,  PA  18840              Sublease - P&C Store #3139 (Sayre, PA)     03/12/92           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            255 N. Washington St.,
VitaStat/ Life Clinic       Suite #202 PO Box 75570        Lease - Equipment                          03/09/02       9,000.00
                            Baltimore,  MD  21275          (Blood Pressure Machines)
--------------------------------------------------------------------------------------------------------------------------------
W.E. Aubuchon Company       95 Aubuchon Drive              Sublease - P&C Store #3105
                            Westminister,  MA  1473        (West Carthage, NY)                        09/08/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
WAJ
Development                 Westview Station PO Box 25     Franchise Lease  Agreement - Big M
c/o Wayne Jones             Binghamton, NY  13906          Store #738 (Windsor, NY)                   12/01/96           0.00
--------------------------------------------------------------------------------------------------------------------------------
Wellpoint Pharmacy          8407 Fallbrook Avenue
Management Attn: Pharmacy   West Hills,  CA                Pharmacy Management
Finance ( Af - 2)           91304                          Agreement - Addendum                       09/25/02           0.00
--------------------------------------------------------------------------------------------------------------------------------
Wellpoint Pharmacy          8407 Fallbrook Avenue
Management Attn: Pharmacy   West Hills,  CA
Finance (Af - 2)            91304                          Pharmacy Management Agreement              01/01/05           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            6200 South Quebec Street
Western Union               Englewood,  CO 80111           Service Agreement                          02/05/91           0.00
--------------------------------------------------------------------------------------------------------------------------------
Westlake                    753 James St., Suite B-1
Development, LLC            Syracuse,  NY  13203           Lease -  P&C Store #3121 (Clay, NY)        03/01/89       5,127.13
--------------------------------------------------------------------------------------------------------------------------------
Westvale
Plaza                       2102 West Genesee Street
c/o Mike Santaro            Syracuse,  NY 13219            Lease - P&C Store #3100 (Syracuse, NY)     08/15/92      94,202.98
--------------------------------------------------------------------------------------------------------------------------------
                            300 Market Street              Lease - Bilo Store #9214
Westwood Zamias Lp          Johnstown,  PA  15901          (Johnstown, PA)                            11/29/91       7,818.86
--------------------------------------------------------------------------------------------------------------------------------
WHP Health Initatives,      2275 Half Day Rd
Incorporated                Bannockburn,  IL  60015        Pharmacy Network Agreement                 01/01/05           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            1000 Pittsford-Victor Road     Lease - Quality Store #6649
Widewater Group             Pittsford,  NY 14534           (Lakewood, NY)                             10/01/90           0.00
--------------------------------------------------------------------------------------------------------------------------------
Widewaters Pierce            5786 Widewaters Parkway
Drive Associates             Dewitt,  NY  13214            Recipricol Agreement 3040 Fulton, NY       12/29/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
William B. Lingle,
Jr.                         150 15th Street                Franchise Store Agreement -
d/b/a Renovo Bilo Market    Renovo,  PA  17764             Bilo #719 (Renova, PA)                     08/25/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
William B. Lingle,
Jr.                         701 Allegheny Street           Franchise Store Agreement - Bilo
d/b/a Jersey Shore Bilo     Jersey Shore,  PA 17740        #734 (Jersey Shore PA)                     08/25/95           0.00
--------------------------------------------------------------------------------------------------------------------------------
William E. &                109 Shagbark Lane              Associate Lease Agreement - Bilo
Carol L. Thomas             Bellefonte,  PA  16823         Store #770 (Bellefonte, PA)                02/01/91           0.00
--------------------------------------------------------------------------------------------------------------------------------
Windsor Orange County       38 Credit Ct  PO Box 365
Credit Union                White River Junction, VT 5001  ATM Contract                               06/15/01           0.00
--------------------------------------------------------------------------------------------------------------------------------
Wyeth - Ayerst              555 E. Lancaster Ave.
Pharmaceuticals             St. Davids,  PA 19087          Program Agreement                          04/01/98           0.00
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 99262
Xtra Lease                  Chicago,  IL  60693            Lease - 35 Remaining  Trailers             03/27/02         919.52
--------------------------------------------------------------------------------------------------------------------------------
                            PO Box 99262
Xtra Lease                  Chicago,  IL  60693            Lease - 48 Trailers                        01/01/97           0.00
--------------------------------------------------------------------------------------------------------------------------------
Yando's Store ,             14 Skyway Plaza
Inc.                        Plattsburg,  NY  12901         Franchise Store  Agreement - Big M         09/23/01           0.00
d/b/a Plattsburg Big M                                     #860 (Plattsburgh, NY)
--------------------------------------------------------------------------------------------------------------------------------
Yando's Store ,
Inc.                        350 East Main Street           Franchise Store  Agreement -
d/b/a Yando's Big M         Malone,  NY  12953             Big M #728 (Malone, NY)                    03/08/93           0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                           Various Agreements relating to the
                                                           Reciprocal Easement Agreement
                                                           Governing Certain Real Property            08/15/72           0.00
YMCA of Greater             340 Montgomery Street          at the Fayetteville Mall in
Syracuse, Inc.              Syracuse, NY 13202             Fayetteville, New York
--------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Cure Amount       1,357,127.96
--------------------------------------------------------------------------------------------------------------------------------

                                PLAN SCHEDULE 5.6
                                -----------------

           LIST OF OFFICERS AND DIRECTORS OF REORGANIZED PENN TRAFFIC
                    WITH THEIR AFFILIATIONS AND COMPENSATION


                                [See Exhibit A to
                               Order and Judgment
                              Confirming the Plan]

                                PLAN SCHEDULE 5.7
                                -----------------

January 20, 2005 CONFIDENTIAL



 Steven Panagos                                  William B. Murphy
 Chief Restructuring Officer                     Interim Chief Financial Officer
 The Perm Traffic Company                        The Perm Traffic Company
 1200 State Fair Blvd                            1200 State Fair Blvd
 Syracuse, New York 13209                        Syracuse, New York 13209

 cc:     Robert Chapman
         Jim Demme

         Re: Amended Commitment Letter
             -------------------------

Gentlemen:

You have advised General Electric Capital Corporation, as Agent ("GE CAPITAL": the term "GE Capital" shall include any affiliate of General Electric Capital Corporation designated by it to provide all or any portion of the credit facility described herein) and Kimco Realty Corporation, as Agent under the Supplemental Real Estate Facility (as defined below) ("KIMCO" and, together with GE Capital, "AGENTS") that The Penn Traffic Company, a Delaware corporation ("PENN TRAFFIC"). Penny Curtiss Baking Company, Inc., a New York corporation ("PENNY CURTISS"). and Big M Supermarkets, a New York corporation ("BIG M" and, together with Penn Traffic and Penny Curtiss, the "BORROWERS"), as the reorganized debtors under that certain First Amended Joint Plan of Reorganization of the Penn Traffic Company and Its Affiliated Debtors and Debtors in Possession Under Chapter 11 of the Bankruptcy Code, dated December 23, 2004 (as modified, amended and restated, the "Plan of Reorganization") to be confirmed in a jointly administered case, Case No. 03-22945 (ASH) (the "BANKRUPTCY CASE"), commenced under Chapter 11 of title 11 of the United States Code (the "BANKRUPTCY CODE") in the United States Bankruptcy Court for the Southern District of New York (the "BANKRUPTCY COURT"), arc seeking up to $179,000,000 of financing (the "FINANCING" or the "TRANSACTION") in connection with the consummation of the Plan of Reorganization.

You have asked that the Financing include: (a) a Senior Secured Revolving Credit Facility in an amount not to exceed $145,000,000 (the "REVOLVER") and a Senior Secured Term Loan in an amount not to exceed $6,000,000 (the "TERM LOAN" and, together with the Revolver, the "SENIOR FINANCING") and (b) a Supplemental Real Estate Facility in an amount not to exceed $28,000,000 (the "SUPPLEMENTAL REAL ESTATE FACILITY").

Based on our understanding of the Transaction as described above and the information which you have provided to us to date, (a) GE Capital is pleased to offer its commitment to provide the Senior Financing as described in this Commitment Letter in an amount not to exceed $151,000,000, and (b) Kimco is pleased to offer its commitment to provide the Supplemental Real Estate Facility in an amount not to exceed $28,000,000 as described in this Commitment Letter, in each case, subject to the following terms and conditions and to the consummation of the Financing by each other. The Senior Financing will be provided by GE Capital and Kimco will have no commitment in respect thereof. The Supplemental Real Estate Facility will be provided by Kimco and GE Capital will have no commitment in respect thereof. The commitments of GE Capital and Kimco hereunder are several and not joint.

BORROWERS:                           Penn Traffic, Penny Curtiss and Big M, in
                                     each case, as reorganized debtors under the Plan of Reorganization.


GUARANTORS:                          Sunrise Properties, Inc., Pennway Express,
                                     Inc., Commander Foods, Inc., P&C Food
                                     Markets, Inc. of Vermont, P.T. Development
                                     LLC and PT Fayetteville/Utica, LLC ("PT
                                     FAYCTTEVILLE").


ADMINISTRATIVE
AGENT UNDER SENIOR
FINANCING:                           GE Capital.


ADMINISTRATIVE
AGENT UNDER SUPPLEMENTAL
REAL ESTATE FACILITY:                Kimco.

LEAD ARRANGER UNDER
SENIOR FINANCING:                    GECC Capital Markets Group, Inc. ("GECMG")

SUMMARY OF PROPOSED TERMS
FOR THE REVOLVER:


REVOLVER LENDERS:                    GE Capital and other lenders acceptable to
                                     GE Capital.


MAXIMUM AMOUNT:                      $145,000,000 (including a Letter of Credit
                                     Subfacility in an amount not to exceed
                                     $75,000,000). Letters of Credit will be
                                     issued by GE Capital and/or one of its
                                     affiliates, on terms acceptable to GE
                                     Capital, and will be guaranteed or
                                     otherwise backed by the Revolver Lenders.
                                     GE Capital's Revolver commitment may also include a swing line subfacility of up to $15,000,000 ("SWING LINE LOAN").


TERM:                                36 months.

REVOLVER AVAILABILITY:               Sum of (i) 85% on Borrowers' eligible
                                     accounts receivable (including credit card accounts receivable), plus (ii) the lesser of (a) 65% of Borrowers' eligible inventory valued at the lower of cost (FIFO) or market or (b) 85% of the net orderly liquidation value of Borrowers' eligible inventory, plus (iii) 80% of the net appraised value of Borrowers' eligible prescription files, plus (iv) 50% of the fair market value of Borrowers' and Guarantors' eligible owned real estate, plus (v) the lesser of (a) 50% of the net orderly liquidation value of Borrowers' eligible machinery and equipment and (b)
                                     $4,000,000 (the "BORROWING BASE"), in each case, less reserves established by GE
                                     Capital from time to time in its reasonable discretion.

                                     GE Capital will retain the right in its
                                     reasonable discretion from time to time to establish advance rates, standards of eligibility and reserves against Revolver Availability. The face amount of all outstanding letters of credit under the Letter of Credit Subfacility will be reserved in full against Revolver Availability.

                                     In addition to any other reserves
                                     established by GE Capital, in the event the sum of the Borrowing Base and the Term Loan outstandings exceeds the sum of (i) 85% on Borrowers' eligible accounts receivable (including credit card accounts receivable), plus (ii) the lesser of (a) 72.5% of the book value of Borrowers' eligible inventory and (b) 92.5% of the net orderly liquidation value of such eligible inventory, plus (iii) 80% of the net appraised value of Borrowers' eligible prescription files, plus (iv) 50% of the fair market value of Borrowers' and Guarantors' eligible owned real estate, plus (v) the lesser of (a) 50% of the net orderly liquidation value of Borrowers' eligible machinery and equipment and (b) $4,000,000, the amount of such excess shall be reserved in full against the Revolver Availability.

                                     If Excess Revolver Availability (as defined below) is equal to or less than $26,000,000, further advances under the Revolver will not be available until the Supplemental Real Estate Facility has been fully funded; PROVIDED that, during the 6 month period immediately following the Closing Date, advances in excess of $10,000,000 of the outstanding term loan under the Supplemental Real Estate Facility will be available thereunder on a revolving basis and shall be applied to repay the outstanding Revolver and Swing Line Loan in an amount necessary to maintain Excess Revolver Availability above $26,000,000 (the "SREF REVOLVING LOANS'"). Notwithstanding anything in this Commitment Letter to the contrary, Borrowers may repay, without premium or penalty, the SREF Revolving Loans (which such amount may subsequently be reborrowed pursuant to the proviso contained in the immediately preceding sentence), PROVIDED that (i) no default or event of default shall have occurred and be continuing prior to, and after giving effect to, such repayment,
                                     (ii) the amount so repaid shall not exceed the amount by which the Borrowers have reduced during such 6 month period the aggregate face amount of all letters of credit outstanding under the Letter of Credit Subfacility as of the Closing Date,
                                     (iii) after giving effect to such
                                     repayment, the outstanding term loan under the Supplemental Real Estate Facility shall equal at least $10,000,000, and (iv) after giving effect to such repayment, Excess Revolver Availability is equal to at least $28,000,000.

                                     "EXCESS REVOLVER AVAILABILITY" shall mean, as of any date of determination, the lesser of (i) the Maximum Amount and (ii) the Borrowing Base, in each case LESS the sum of the aggregate Revolver and Swing Line Loan then outstanding.

SUMMARY OF PROPOSED TERMS
FOR THE TERM LOAN

TERM LOAN LENDERS:                   GE Capital and other lenders acceptable to
                                     GE Capital.


AMOUNT: $6,000,000 to be advanced on the date the Senior Financing is consummated (the "CLOSING DATE").


TERM:                                36 months.

                                     If the Revolver is terminated, the Term
                                     Loan will immediately become due and
                                     payable in full.


AMORTIZATION:                        Bullet payment at maturity.


SUMMARY OF PROPOSED TERMS
FOR THE SUPPLEMENTAL REAL
ESTATE FACILITY

SUPPLEMENTAL REAL ESTATE
FACILITY LENDERS:                    Kimco and other lenders acceptable to Kimco
                                     and GE Capital.


AMOUNT: Other than the SREF Revolving Loans, the Supplemental Real Estate Facility shall consist of term loans which will be available on a multi-draw basis in the aggregate amount of $28,000,000; $10,000,000 to be funded on the Closing Date and $18,000,000 to be funded at Borrowers' election. However, when Excess Revolver Availability is equal to or less than $26,000,000, funding will be required in increments of at least $5,000,000 (other than the SREF Revolving Loans, which advances will be required in increments of at least $1,000,000) or, if the balance available to be drawn is less than $5,000,000, then such lesser amount. Other than the SREF Revolving Loans, once funded, drawings under the Supplemental Real Estate Facility which are repaid may not be reborrowed.


SUPPLEMENTAL REAL ESTATE
FACILITY AVAILABILITY                $28,000,000.


TERM:                                36 months.

                                     If the Revolver is terminated, the
                                     Supplemental Real Estate Facility will
                                     immediately become due and payable in full.


AMORTIZATION:                        Bullet payment at maturity.


TERMS OF GENERAL
APPLICABILITY

USE OF PROCEEDS:                     Loans made on the Closing Date will be used
                                     to refinance Borrowers' existing debtor in possession facility on the effective date
                                     (the "EFFECTIVE DATE") of the Plan of
                                     Reorganization and to otherwise enable
                                     Borrowers to substantially consummate the
                                     Plan of Reorganization, and to fund certain fees and expenses associated with the Financing. Loans made after the Closing
                                     Date will be used for Borrowers' working capital purposes.


INTEREST:


           RALES: At Borrowers' option, the Revolver will bear interest at either (i) absent a default, 1, 2 or 3-month reserve-adjusted London Interbank Offered Rate ("LIBOR") plus the Applicable Margin(s) or (ii) floating at the Index Rate (higher of Prime or 50 basis points over Fed Funds) plus the Applicable Margin(s). The Supplemental Real Estate Facility will bear interest at the Index Rate (higher of Prime or 50 basis points over Fed Funds) plus the Applicable Margin.

           PAYMENT DATES:            Interest will be payable monthly in arrears
                                     for Index Rate loans and at the expiration of each LIBOR period for LIBOR loans.

           OTHER TERMS:              All interest will be calculated based on a
                                     360-day year and actual days elapsed. The
                                     Financing documentation will contain (a)
                                     LIBOR breakage provisions and LIBOR
                                     borrowing mechanics, (b) LIBOR definitions, and (c) the Index Rate definition will equal the higher of the prime rate as reported by THE WALL STREET JOURNAL or the overnight Federal funds rate plus 50 basis points.


APPLICABLE MARGINS                   The following Applicable Margins and the
                                     Applicable Unused Facility Fee (consisting of per annum rate margins) shall apply until the adjusted as described below:

                                     Applicable Revolver Index Margin   1.00%
                                     Applicable Revolver LIBOR Margin   2.00%(a)
                                     Applicable Term Loan Index Margin  5.00%
                                     Applicable Supplemental Real
                                     Estate Facility Index Margin       5.50%*
                                     Applicable Unused Facility Fee    0.375%

                                     (a) Initial margin assumes financing closes at Level I on Schedule II.

                                     * Overall interest rate floor of 10.00%

                                     Starting with the first day of the month beginning after the first full month after Closing Date, until the first full quarter after closing as described in the following paragraph, the Revolver Applicable Margins and the Applicable Unused Facility Fee shall be subject to adjustment (up or down) prospectively, based on Borrowers' average daily Excess Revolver Availability and daily unfunded portion of the Supplemental Real Estate Facility (collectively, "Excess Availability") for the month most recently ended in accordance with the grid attached as Schedule II.

                                     Beginning with the quarter after the first full quarter after closing, adjustments in the Applicable Margins and the Applicable Unused Facility Fee will be implemented quarterly, on a prospective basis, on the first day of the second month of such quarter evidencing the need for such adjustment based on the average Excess Availability for the previous quarter.



FEES: In addition to the fees payable to GE Capital and Kimco as specified in the fee letter among Borrowers, GE Capital and Kimco, dated January 5,2005 (the "FEE LETTER"), the following fees will be payable under the Financing documentation:

        LETTER OF CREDIT FEE:        Letter of Credit Fee equal to the
                                     Applicable Revolver LIBOR Margin minus
                                     0.25% per annum (calculated on the basis of a 360-day year and actual days elapsed) on the face amount of the letters of credit, payable monthly in arrears, plus all reasonable and customary costs and expenses incurred by GE Capital in connection with the issuance or guaranty of Letters of Credit.

        UNUSED FACILITY FEE:         Unused Facility Fee equal to the Applicable
                                     Unused Facility Fee (calculated on the
                                     basis of a 360-day year and actual days
                                     elapsed) on the average unused daily
                                     balance of the Revolver payable monthly in arrears.

        UNUSED SUPPLEMENTAL REAL     Unused Supplemental Real Estate Facility
        ESTATE FACILITY FEE:         Fee equal to three percent (3.00%) per
                                     annum (calculated on the basis of a 360-day year and actual days elapsed) on the average unused daily balance of the Supplemental Real Estate Facility payable monthly in arrears.

        PREPAYMENTS:                 The Term Loan or funded outstanding loans
                                     under the Supplemental Real Estate Facility may be prepaid, in whole or in part;
                                     PROVIDED that no such prepayment of the
                                     Term Loan shall be permitted until all
                                     outstanding loans under the Supplemental
                                     Real Estate Facility have been paid in full and the Supplemental Real Estate Facility has been terminated; PROVIDED, FURTHER, that no such prepayment shall be permitted on either loan unless (i) both before and after giving effect to such prepayment no default or event of default has occurred and is continuing, (ii) both before and after giving effect to such prepayment
                                     Borrowers have a minimum Excess Revolver
                                     Availability of at least $65,000,000 for 30 consecutive days ("PREPAYMENT CONDITION"):
                                     and, PROVIDED, FURTHER, that a
                                     prepayment premium (as described in the Fee
                                     Letter) shall be payable in the event that Borrowers prepay any portion of the Term
                                     Loan or loans under the Supplemental Real
                                     Estate Facility prior to the second
                                     anniversary of the Closing Date (other than prepayments of the SREF Revolving Loans).


DEFAULT RATES:                       From and after the occurrence of a default,
                                     the interest rates applicable to all loans and the Letter of Credit Fee will be increased by two percent (2.00%) per annum over the interest rate or Letter of Credit
                                     Fee otherwise applicable and such interest and fees will be payable on demand.


SECURITY:                            The Revolver and the Term Loan shall be
                                     perfected by a fully perfected first
                                     priority security interest in all or
                                     substantially all of the existing and after acquired real and personal, tangible and intangible assets of Borrowers and their subsidiaries, if any, including, without limitation, all cash, cash equivalents, bank accounts, accounts, other receivables, chattel paper, contract rights, inventory
                                     (wherever located), instruments, documents, securities (whether or not marketable), equipment, fixtures, real property interests, franchise rights, patents, trade names, trademarks, copyrights, intellectual property, general intangibles, investment property, supporting obligations, letter of credit rights, commercial tort claims, causes of action and all substitutions, accessions and proceeds of the foregoing
                                     (including insurance proceeds)
                                     (collectively, the "COLLATERAL"), EXCEPT that such security interest shall be subordinate to that of the Supplemental
                                     Real Estate Facility with respect to all leasehold interests (the "SUPPLEMENTAL LOAN
                                     PRIORITY COLLATERAL"). The Supplemental
                                     Real Estate Facility shall be perfected by a fully perfected first priority security interest in the Supplemental Loan Priority
                                     Collateral and a second priority security interest in all other Collateral.

                                     All Collateral shall be free and clear of other liens, claims and encumbrances, EXCEPT permitted liens and encumbrances acceptable to Agents. All of the Supplemental Loan Priority Collateral shall be free and clear of other liens, claims and encumbrances, EXCEPT permitted liens and encumbrances acceptable to Kimco. Permitted liens may include deeply subordinated liens in favor of trade creditors on terms acceptable to Agents.

                                     Each Guarantor shall guarantee the
                                     obligations of each Borrower under the
                                     Financing documentation, and Agents, as
                                     applicable, shall receive a security
                                     interest in all of the assets of such
                                     Guarantor.

                                     Each Borrower will pledge all of the issued and outstanding capital stock of its subsidiaries (including without limitation

                                     Penny Curtiss and Big M) to Agents.

                                     All obligations of each Borrower shall be cross-defaulted to each other Borrower and to all other material indebtedness of each Borrower and any of its subsidiaries. All such obligations shall be cross-collateralized with each other and cross-collateralized and guaranteed by any and all subsidiaries of Borrowers.

                                     The repayment right (including without
                                     limitation payments from proceeds of the Collateral) of the Term Loan Lenders shall rank second in priority to the repayment right of each of the Revolver Lenders (the Revolver Lenders together with the Term Loan Lenders and the Supplemental Real Estate Facility Lenders, the "LENDERS").

                                     The repayment right (including without
                                     limitation payments from proceeds of the Collateral) of the Supplemental Real Estate Facility Lenders shall rank last in priority to the repayment right of each of the Revolver Lenders and Term Loan Lenders, except with respect to the Supplemental Loan Priority Collateral. Upon a disposition (including without limitation a sale of an operating business or division) of Collateral which includes both Supplemental Loan Priority Collateral and other Collateral which may be permitted under the definitive loan documentation, proceeds will be allocated and distributed to the Lenders in accordance with the relative priorities of the Lenders' liens on and security interests in the Collateral subject to such disposition, all to be more fully set forth in the final intercreditor agreement to be agreed upon.

                                     GE Capital and Kimco are each authorized to prc-file financing statements and other evidences of liens with respect to all of the Collateral, including "ALL-ASSETS" filings, if applicable, naming GE Capital or Kimco, as the case may be, as secured party.


FINANCIAL REPORTING:                 The Financing documentation will require
                                     Borrowers, on a monthly basis, to provide to Agents and the Lenders internally prepared financial statements. Annually,
                                     Borrowers will be required to provide
                                     audited financial statements and a board approved operating plan for the subsequent year. Borrowers will provide weekly
                                     Borrowing Base Certificates and other
                                     information reasonably requested by Agents.
                                     All financial statements shall be prepared on a consolidated basis.


DOCUMENTATION:                       The Financing documentation will contain
                                     representations and warranties; conditions precedent; affirmative, negative and financial covenants; indemnities; events of default and remedies as reasonably required by Agents. Relevant documents, such as Transaction documents, subordination agreements and intercreditor agreements, equity or stockholder agreements, incentive and employment agreements, tax agreements, and other material agreements, all to be acceptable to Agents.

                                     Senior Financing documentation will be
                                     separate from the Supplemental Real Estate
                                     Facility documentation and the
                                     documentation for each will be
                                     substantially similar.


SYNDICATION:                         Upon acceptance of this letter, GECMG may
                                     initiate discussions with potential lenders relating to the syndication of the Revolver, and Kimco may initiate discussions with potential lenders regarding their syndication of the
                                     Supplemental Real Estate Facility. It is expressly understood by Borrowers that GE
                                     Capital through GECMG intends to syndicate the Revolver to allow GE Capital to sell down the Revolver to a desired hold position; PROVIDED that any new investor in the Revolver shall hold not less than $5,000,000 thereof. Borrowers will agree to a syndication timetable that allows for the primary syndication of the Financing prior to the Closing Date, but the success of the syndication will not be a condition precedent to the closing of the Financing.

                                     GECMG and Kimco, as applicable, shall
                                     syndicate the transaction with the
                                     assistance of Borrowers. Such assistance shall include, but not be limited to: (i) prompt assistance in the preparation of an Information Memorandum and verification of the completeness and accuracy of the information contained therein; (ii) preparation of offering materials and projections by Borrowers and their advisors taking into account the proposed Transaction; (iii) providing GECMG or Kimco, as applicable, with all information reasonably deemed necessary by GECMG or Kimco, as applicable, to successfully complete the syndication; (iv) confirmation as to the accuracy and completeness of such offering materials, information and projections; (v) participation of Borrowers' senior management in meetings and conference calls with potential lenders at such times and places as GECMG or Kimco, as applicable, may reasonably request; and
                                     (vi) using reasonable best efforts to
                                     ensure that the syndication efforts benefit from Borrowers' existing lending relationships.

                                     GECMG or Kimco, as applicable, may provide to industry trade organizations information with respect to the Financing that is necessary and customary for inclusion in league table measurements.


OTHER TERMS AND CONDITIONS:          Agents' commitments with respect to the
                                     Financing are conditioned upon satisfaction of the following conditions as of the Closing Date, and the Financing documents will require, among other things, compliance with covenants pertaining to the following (all in form and substance satisfactory to Agents):

                                     o    The terms of each of (i) the Plan of
                                          Reorganization and (ii) all orders of
                                          the Bankruptcy Court confirming,
                                          approving, implementing or affecting
                                          the Plan of Reorganization, this
                                          Commitment Letter and the Financing,
                                          or affecting the rights, remedies and
                                          obligations of GE Capital, Kimco and
                                          Lenders hereunder and thereunder,
                                          shall be in form and substance
                                          reasonably acceptable to Agents and
                                          Lenders in their sole discretion.

                                     o    The Plan of Reorganization shall have
                                          been confirmed by a final order
                                          entered by the Bankruptcy Court (the
                                          "CONFIRMATION ORDER"), in form and
                                          substance reasonably acceptable to
                                          Agents and Lenders in their sole
                                          discretion, which has not been stayed
                                          by the Bankruptcy Court or any other
                                          court having jurisdiction to issue any
                                          such stay. The Confirmation Order
                                          shall have been entered upon proper
                                          notice to all parties to be bound by
                                          the Plan of Reorganization, all as may
                                          be required by the Bankruptcy Code,
                                          the Federal Rules of Bankruptcy
                                          Procedure, and any applicable local
                                          bankruptcy rules. Moreover, (i) the
                                          time to appeal the Confirmation Order
                                          or to seek review, rehearing or
                                          certiorari with respect to the
                                          Confirmation Order must have expired,
                                          (ii) no appeal, stay, or petition for
                                          review, rehearing or certiorari with
                                          respect to the Confirmation Order may
                                          be pending and (iii) the Confirmation
                                          Order must otherwise be in full force
                                          and effect.

                                     o    A sale and leaseback of Penn Traffic's
                                          five distribution warehouses shall
                                          occur on, or prior to, Closing Date
                                          with net proceeds amount, terms of
                                          sale and leases to be reasonably
                                          acceptable to the Agents; PROVIDED
                                          that, unless either Agent has notified
                                          Penn Traffic to the contrary within
                                          ten days of the execution and delivery
                                          of the Original Commitment Letter (as
                                          defined below), then the terms and
                                          conditions of the sale and leases of
                                          the five distribution warehouses and
                                          the net proceeds amount thereof, in
                                          each case as set forth in the executed
                                          definitive documentation related
                                          thereto (copies of which have been
                                          delivered to the Agents prior to the
                                          date hereof), shall be deemed
                                          reasonably acceptable to the Agents.

                                     o    All conditions to the effectiveness of
                                          the Plan of Reorganization shall have
                                          been satisfied or waived in a manner
                                          reasonably acceptable to Agents and
                                          Lenders.

                                     o    Acceptable documentation of the Senior
                                          Financing and of the Supplemental Real
                                          Estate Facility or other credit
                                          facility acceptable to GE Capital, the
                                          Revolver Lenders and the Term Loan
                                          Lenders. Without limiting the
                                          foregoing,

                                          Agents shall have entered into an
                                          acceptable intercreditor agreement.

                                          Cash management systems for Borrowers
                                          acceptable to GE Capital. GE Capital
                                          will have acceptable cash dominion by
                                          means of lock boxes and blocked
                                          account agreements reasonably
                                          satisfactory to Agents.

                                          Commercially reasonable insurance
                                          protection for Borrowers' industry,
                                          size and risk and Agents' collateral
                                          protection (terms, underwriter, scope,
                                          and coverage to be acceptable to
                                          Agents); Agents named as loss payees
                                          (property/casualty) and additional
                                          insureds (liability); and
                                          non-renewal/cancellation/amendment
                                          riders to provide 30 days advance
                                          notice to Agents.

                                          Satisfactory compliance with
                                          applicable laws, decrees, and material
                                          agreements or obtaining of applicable
                                          consents and waivers.

                                          General and collateral releases from
                                          prior senior lenders, customary
                                          corporate and estoppel certificates;
                                          and consignment or similar filings.

                                          Limitations on commercial
                                          transactions, management agreements,
                                          service agreements, and borrowing
                                          transactions between Borrowers and
                                          Guarantors and their officers,
                                          directors, employees and affiliates.

                                          Limitations on, or prohibitions of,
                                          cash dividends, other distributions to
                                          equity holders, payments in respect of
                                          subordinated debt, payment of
                                          management fees to affiliates and
                                          redemption of common or preferred
                                          stock.

                                          Restrictions on mergers, acquisitions
                                          or sale of any Borrower or Guarantor,
                                          its stock or a material portion of its
                                          assets.

                                          Prohibitions of a direct or indirect
                                          change in control of any Borrower or
                                          Guarantor.

                                          Landlord/mortgagee^ailee waivers
                                          reasonably satisfactory to GE Capital
                                          and Kimco (in the case of landlord
                                          waivers), as applicable.

                                          Financial covenants to include minimum
                                          EBITDA, leverage ratio, fixed charge
                                          coverage ratio and maximum capital
                                          expenditures to be tested monthly on a
                                          twelvemonth rolling basis (with a
                                          cumulative buildup during the first
                                          year after closing) when Excess
                                          Availability is less
                                          than $35,000,000.

                                     o    Agents' and Lenders' rights of
                                          inspection, access to facilities,
                                          management and auditors.

                                     o    Customary yield protection provisions,
                                          including, without limitation,
                                          provisions as to capital adequacy,
                                          illegality, changes in circumstances
                                          and withholding taxes.

                                     o    Environmental surveys or reviews with
                                          respect to all fee owned properties in
                                          scope and form, by firms, and with
                                          results acceptable to Agents, as
                                          applicable.

                                     o    Lender syndication/assignment rights.

                                     o    Governing law: New York,

                                     o    Completion by Agents of all business
                                          and legal due diligence with results
                                          satisfactory to Agents. Without
                                          limiting the foregoing, the corporate
                                          structure, capital structure, business
                                          plan, financial projections, other
                                          debt instruments, material contracts,
                                          and governing documents of each
                                          Borrower and its affiliates, and tax
                                          and legal effects resulting from the
                                          Transaction, must be acceptable to
                                          Agents.

                                     o    If requested, satisfactory evidence of
                                          solvency of each Borrower and
                                          Guarantor after giving effect to the
                                          Transaction.

                                     o    Minimum Excess Availability for
                                          Borrowers in the aggregate at closing
                                          (on a pro forma basis with all
                                          disbursements under the plan of
                                          reorganization either paid or reserved
                                          (other than the portion of Kroll Zolfo
                                          Cooper's success fee which remains
                                          unpaid on the Closing Date (which
                                          unpaid portion shall not exceed 50% of
                                          such total fee)), trade payables being
                                          paid currently, expenses and
                                          liabilities being paid in the ordinary
                                          course of business and without
                                          acceleration of sales and without
                                          deterioration of working capital and
                                          without giving effect to any reserves
                                          against availability which might be
                                          reasonably required by the Agents
                                          based on information reviewed after
                                          the date hereof) of at least
                                          $41,500,000, PROVIDED that Excess
                                          Revolver Availability for Borrowers in
                                          the aggregate at closing is at least
                                          $29,000,000 (collectively, the
                                          "MINIMUM EXCESS AVAILABILITY CLOSING
                                          CONDITION").

                                     o    With respect to any owned real estate
                                          collateral, receipt of real property
                                          surveys, title commitments, title
                                          insurance policies in amount, form and
                                          from, as applicable, an issuer
                                          satisfactory to Agents. The Borrowers
                                          represent and
                                          warrant to GE Capital and Kimco that
                                          the Borrowers and the Guarantors own
                                          and/or lease the real property set
                                          forth on SCHEDULE I attached hereto,
                                          and will continue to own and operate
                                          each such property as a supermarket
                                          consistent with current practices.

                                     o    Receipt of all necessary or
                                          appropriate third party and
                                          governmental waivers and consents.

                                     o    Satisfactory opinions of counsel from
                                          Borrowers' counsel (including local
                                          counsel as requested) reasonably
                                          acceptable to Agents.

                                     o    Receipt of appraisals satisfactory to
                                          Agents of Borrowers' inventory,
                                          machinery and equipment, vehicles and
                                          real estate performed by appraisers
                                          retained by Borrowers and acceptable
                                          to Agents, with acceptable reliance
                                          letters in favor of Agents. Appraisals
                                          of real estate, vehicles, prescription
                                          lists, machinery and equipment must be
                                          dated within seven months of Closing
                                          Date, and appraisals of inventory must
                                          be dated within three months of
                                          Closing Date.

                                     o    The status of the pending litigation
                                          relating to the real property owned by
                                          Perm Traffic and located adjacent to
                                          New York State Route 5 in the Town of
                                          Manlius, County Onondaga State of New
                                          York, which such property is
                                          identified as Store Number 3141 on
                                          Schedule I hereto shall be
                                          satisfactory to the Agents in their
                                          sole discretion (the "FAYETTEVILLE
                                          CLOSING CONDITION").

                                     o    As of the Closing Date, there will
                                          have been (i) since the Disclosure
                                          Statement Pursuant to Section 1125 of
                                          the Bankruptcy Code with Respect to
                                          the First Amended Joint Plan of
                                          Reorganization of The Perm Traffic
                                          Company and its Affiliated Debtors and
                                          Debtors in Possession Under Chapter 11
                                          of the Bankruptcy Code, dated December
                                          23, 2004 (as amended, supplemented,
                                          restated and/or modified, the
                                          "DISCLOSURE STATEMENT"), no material
                                          adverse change, individually or in the
                                          aggregate, in the business, financial
                                          or other condition of Borrowers and IT
                                          Fayettcville (considered as a whole),
                                          or the collateral which will be
                                          subject to the security interest
                                          granted to Agents and Lenders or in
                                          the prospects or projections of the
                                          Borrowers and PT Fayetteville
                                          (considered as a whole), (ii) no
                                          litigation commenced which, if
                                          successful, would have a material
                                          adverse impact on the Borrowers and PT
                                          Fayetteville (considered as a whole),
                                          their business, or their ability to
                                          repay the loans, or which would
                                          challenge the transactions under
                                          consideration, and (iii) since the
                                          Disclosure Statement, no material
                                          increase in the liabilities,
                                          liquidated or contingent, of the
                                          Borrowers and PT Fayettcville
                                          (considered as a whole), or a material
                                          decrease in the assets of the
                                          Borrowers and PT Fayetteville
                                          (considered as a whole) (collectively,
                                          the "MAC CLOSING CONDITION"). For the
                                          avoidance of doubt, the Borrowers'
                                          failure to satisfy the Fayetteville
                                          Closing Condition shall not in
                                          addition constitute a failure to
                                          satisfy the MAC Closing Condition.

GE Capital's commitment hereunder is subject to the execution and delivery of final legal documentation acceptable to GE Capital and its counsel incorporating, without limitation, the terms set forth in this Commitment Letter. Kimco's commitment hereunder is subject to the execution and delivery of final legal documentation acceptable to Kimco and its counsel incorporating, without limitation, the terms set forth in this Commitment Letter.

You agree that GECMG and Kimco will act as the sole syndication agents for the loans and that no additional agents, co-agents or arrangers will be appointed, or other titles conferred, without GECMG's consent. You agree that no Lender will receive any compensation of any kind for its participation in the Financing, EXCEPT as expressly provided for in this letter or the Fee Letter.

To ensure an orderly and effective syndication of the Financing, you agree that until the termination of the syndications, as determined by GECMG or Kimco, as applicable, you will not, and will not permit any of your affiliates to, syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication of or issuance of, or engage in discussions concerning the syndication of or issuance of, any debt facility or debt security (including any renewals thereof), without the prior written consent of GECMG or Kimco, as applicable.

By signing this Commitment Letter, each party acknowledges that this Commitment Letter supersedes any and all discussions and understandings, written or oral, between and among GE Capital, Kimco and any other person as to the subject matter hereof, including, without limitation, any prior commitment letters (including that certain Commitment Letter, dated January 5, 2005, by and among GE Capital, Kimco and the Borrowers (the "ORIGINAL COMMITMENT LETTER")) and the letter of interest dated June 16, 2004 between GE Capital Commercial Finance, Inc. and Penn Traffic (collectively, the "PRIOR LETTER") other than the Fee Letter and the Work Fee Letter (as defined in the Fee Letter). No amendments, waivers or modifications of this Commitment Letter or any of its contents shall be effective unless expressly set forth in writing and executed by Borrowers and Agents.

This Commitment Letter is being provided to you on the condition that, EXCEPT as required by law, neither it, the Fee Letter, the Prior Letter, nor their contents will be disclosed publicly or privately except to those individuals who are your officers, employees or advisors who have a need to know of them as a result of their being specifically involved in the Transaction under consideration and then only on the condition that such matters may not, EXCEPT as required by law or as may be required to obtain the Bankruptcy Court approval as set forth below, be further disclosed. No person, other than the parties signatory hereto, is entitled to rely upon this Commitment Letter or any of its contents. No person shall, EXCEPT as required by law, use the name of, or refer to, GE Capital or Kimco, or their respective affiliates, in any correspondence, discussions, press release, advertisement or disclosure made in connection with the Transaction without the prior written consent of GE Capital or Kimco, as applicable.

Regardless of whether the commitment herein is terminated or the Transaction closes, each Borrower agrees to pay upon demand to GE Capital or Kimco, as applicable, all reasonable out-of-pocket expenses, including, all reasonable legal, environmental, and other reasonable consultant costs and fees incurred in the preparation of this Commitment Letter, the Fee Letter, the Prior Letter, and a field examination fee of $800 per person per diem plus actual out-of-pocket expenses in connection with the conduct of the field audit and documentation of the Financing (the "Transaction Expenses") which may be incurred by GE Capital, GECMG or Kimco in connection with the Transaction. Each Borrower's reimbursement obligation hereunder shall apply whether or not the Financing closes. Regardless of whether the commitment herein is terminated or the Financing closes, each Borrower shall indemnify and hold harmless each of GE Capital, GECMG, Kimco, the Lenders, their respective affiliates, and the directors, officers, employees, agents, attorneys and representatives of any of them (each, an "Indemnified Person"), from and against all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including, but not limited to, reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal), which may be instituted or asserted against or incurred by any such Indemnified Person in connection with, or arising out of, this Commitment Letter, the Fee Letter, the Prior Letter, the Financing under consideration, the documentation related thereto, any other financing related thereto, any actions or failures to act in connection therewith, and any and all environmental liabilities and reasonable legal costs and expenses arising out of or incurred in connection with any dispute between or among any party to any of the foregoing, and any investigation, litigation, or proceeding related to any such matter. Notwithstanding the preceding sentence, indemnitors shall not be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results solely from that Indemnified Person's gross negligence, willful misconduct or breach of its obligations hereunder, as finally determined by a court of competent jurisdiction. Under no circumstances shall GE Capital, GECMG, Kimco or any Lender, or any of their respective affiliates be liable to you or any other person for any punitive, exemplary, consequential or indirect damages which may be alleged in connection with this Commitment Letter, the Fee Letter, the Prior Letter, the Transaction, the documentation related thereto or any other financing, regardless of whether the commitment herein is terminated or the Financing closes. Furthermore, the liability of GE Capital, Kimco, GECMG or any other Lender or any of their respective affiliates which may be alleged in connection with this Commitment Letter, the Fee Letter, the Prior Letter, the Transaction, the documentation related thereto or any other financing shall be limited to the amount of Commitment Fees actually paid by the Borrowers pursuant to the Fee Letter.

EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS COMMITMENT LETTER, THE FEE LETTER, THE PRIOR LETTER, ANY TRANSACTION RELATING HERETO OR THERETO, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. Except to the extent the Bankruptcy Court has jurisdiction, each party hereto consents and agrees that the state or federal courts located in New York County, City of New York, New York shall have exclusive jurisdiction to hear and determine any claims or disputes between or among any of the parties hereto pertaining to this Commitment Letter, the Fee Letter, the Prior Letter or the Transaction under consideration, and any investigation, litigation, or proceeding related to or arising out of any such matters, PROVIDED, that, the parties hereto acknowledge that any appeals from those courts may have to be heard by a court (including an appellate court) located outside of such Jurisdiction. Each party hereto expressly submits and consents in advance to such Jurisdiction in any action or suit commenced in any such court, and hereby waives any objection, which such party may have based upon lack of personal jurisdiction, improper venue or inconvenient forum.

This Commitment Letter is governed by and shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed in that state.

GE Capital and Kimco shall have access to all relevant facilities, personnel and accountants, and copies of all documents which GE Capital or Kimco, as applicable, may request, including business plans, financial statements (actual and pro forma), books, records, and other documents of each credit party.

This Commitment Letter shall be of no force and effect unless and until (a) this Commitment Letter and the Fee Letter are each executed and delivered to the undersigned on or before January 20, 2005, in the case of GE Capital at 201 Merritt 7, P.O. Box 5201, Norwalk, CT 06856-5201 and in the case of Kimco at 3333 New Hyde Park Road, New Hyde Park, NY 11042, and (b) on or prior to January 26, 2005, (i) the Bankruptcy Court shall have approved and entered an order in the Bankruptcy Case, in form and substance reasonably satisfactory to Agents, authorizing Borrowers' acceptance of, and performance under, this Commitment Letter and the Fee Letter, which order shall specifically provide that each Borrower is authorized to pay to Agents the fees and deposits referenced in the Fee Letter and to reimburse all reasonable costs and expenses incurred in connection with the Financing, and Agents' right to receive such reimbursements shall be entitled to priority as administrative expense claims under Section 503(b)(l) of the Bankruptcy Code, immediately upon demand by either Agent without any further order of the Bankruptcy Court or consent of any person, whether or not the Financing closes, and (ii) Borrowers shall have paid all fees and deposits then due and payable to Agents as provided in the Fee Letter. Once effective, Agents' commitment to provide financing in accordance with the terms of this Commitment Letter shall cease if the Transaction docs not close, or it is not funded for any reason, on or before March 31, 2005 and, notwithstanding any further discussions, negotiations or other actions taken after such date, neither Agents nor any of their respective affiliates shall have any liability to any person in connection with their refusal to fund the Financing or any portion thereof after such dale.

We look forward to continuing to work with you toward completing this Transaction. Our business is helping yours.

                  (remainder of page intentionally left blank]

                                PLAN SCHEDULE 5.8
                                -----------------


                        AGREEMENT FOR SALE AND LEASEBACK



                                 By and Between



                            THE PENN TRAFFIC COMPANY,
                             a Delaware corporation,



                                    as Seller



                                       and



                        EQUITY INDUSTRIAL PARTNERS CORP.,
                          a Massachusetts corporation,



                                    as Buyer


                               ___________________


                       Premises:   Jamestown DC Property
                                   Syracuse 1 DC Property
                                   Syracuse 2 DC Property
                                   DuBois 1 DC Property
                                   DuBois 2 DC Property

                                Table of Contents

                                                                            Page
                                                                            ----

ARTICLE 1 Sale and Leaseback...................................................1

     1.1        Sale...........................................................1
     1.2        Certain Definitions............................................2
     1.3        Leaseback......................................................6
     1.4        Access to Premises.............................................6

ARTICLE 2 Purchase Price.......................................................7

     2.1        Purchase Price.................................................7
     2.2        Personal Property..............................................7
     2.3        Escrow.........................................................7

ARTICLE 3 Title To Real Property...............................................9

     3.1        Title..........................................................9
     3.2        Acceptance of Deeds Full Performance; Survival.................9
     3.3        Title Defects Affecting the Premises...........................9
     3.4        Waiver by Buyer...............................................10

ARTICLE 4 Operation of the Premises Pending the Closing.......................10

     4.1        Continuing Operations.........................................10
     4.2        Leases and Other Agreements...................................10
     4.3        Encumbrances..................................................11

ARTICLE 5 Conditions to Closing...............................................11

     5.1        Buyer's Conditions to Closing.................................11
     5.2        Seller's Conditions to Closing................................12

ARTICLE 6 Closing and Recording...............................................12

     6.1        Closing and Closing Date......................................12
     6.2        Deliveries by Seller..........................................13
     6.3        Deliveries by Buyer...........................................14
     6.4        Prorations....................................................15
     6.5        First Month's Rent............................................15
     6.6        Costs and Expenses............................................15
     6.7        Settlement Statement..........................................15

ARTICLE 7 Representations and Warranties of Seller............................16

     7.1        Organization..................................................16
     7.2        Authorization.................................................16
     7.3        Litigation....................................................16


                                       (i)

     7.4        Compliance....................................................17
     7.5        Foreign Person................................................17
     7.6        Investment Company Act; Public Utility Holding Company Act....17
     7.7        No Defaults...................................................17
     7.8        Title to the Premises.........................................17
     7.9        Service Contracts.............................................17
     7.10       Condemnation..................................................17
     7.11       Utilities and Public Access...................................17
     7.12       Environmental Compliance......................................18
     7.13       No Joint Assessment; Separate Lots............................19
     7.14       Certificate of Occupancy......................................19
     7.15       Survival of Representations and Warranties....................19

ARTICLE 8 Representations and Warranties of Buyer.............................19

     8.1        Organization..................................................20
     8.2        Authorization.................................................20
     8.3        Litigation....................................................20
     8.4        No Bankruptcy Filing..........................................20
     8.5        Compliance with Anti-Terrorism Laws...........................20
     8.6        Compliance with Anti-Money Laundering Measures................21
     8.7        Survival of Representations and Warranties....................21

ARTICLE 9 Bankruptcy Covenants................................................21

     9.1        Confirmation Order............................................21

ARTICLE 10 Casualty 21

     10.1       Casualty......................................................21

ARTICLE 11 Condemnation.......................................................22

     11.1       Condemnation..................................................22

ARTICLE 12 Remedies 23

     12.1       Remedies......................................................23

ARTICLE 13 Dispute Resolution.................................................24

     13.1       Bankruptcy Court Jurisdiction; Arbitration....................24
     13.2       Waiver of Jury Trial..........................................25

ARTICLE 14 Miscellaneous......................................................25

     14.1       Notices.......................................................25
     14.2       Brokers and Finders...........................................26
     14.3       Successors and Assigns........................................27
     14.4       Amendments....................................................27


                                      (ii)

     14.5       Continuation and Survival of Indemnities, Representations
                  and Warranties..............................................27
     14.6       Interpretation................................................27
     14.7       Governing Law.................................................27
     14.8       Merger of Prior Agreements....................................27
     14.9       Attorneys' Fees...............................................28
     14.10      Relationship..................................................28
     14.11      Authority.....................................................28
     14.12      Counterparts..................................................28
     14.13      Exhibits......................................................28



                                     (iii)

Exhibit A         Description of the Land
Exhibit B         Form of Assignment of Intangible Property
Exhibit C         Form of Lease
Exhibit D         Form of Non-Foreign Certificate
Exhibit E         Wiring Instructions
Exhibit F         Form of Memorandum of Lease
Exhibit G         Exceptions
Exhibit H         Service Contracts
Exhibit I         Acquisition Cost
Exhibit J         Permitted Encumbrances
Exhibit K         Surveys, Property Condition Assessment Reports and Phase I
                  Environmental Reports



                                      (iv)

                        AGREEMENT FOR SALE AND LEASEBACK


         THIS AGREEMENT FOR SALE AND LEASEBACK (this "Agreement") is made and entered into as of December 22, 2004 (the "Execution Date") by and between THE PENN TRAFFIC COMPANY, a Delaware corporation ("Seller"), and EQUITY INDUSTRIAL PARTNERS CORP., a Massachusetts corporation ("Buyer").

                                 R E C I T A L S

         A. WHEREAS, Seller has filed a voluntary petition for relief in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") pursuant to chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101, et seq. (the "Bankruptcy Code") (the "Bankruptcy Case");

         B. WHEREAS, Seller owns certain real property more particularly described in Exhibit A, Seller desires to sell to Buyer, and Seller desires to lease back from Buyer, such real property;

         C. WHEREAS, Buyer is willing to purchase the premises identified in this Agreement and to lease it back to Seller on the terms and subject to the conditions set forth in this Agreement;

         D. WHEREAS, on August 20, 2004, Seller and its affiliated debtors and debtors in possession filed the Joint Plan of Reorganization of the Penn Traffic Company and Its Affiliated Debtors and Debtors in Possession Under Chapter 11 of the Bankruptcy Code and an accompanying disclosure statement with the Bankruptcy Court (the "Plan and Disclosure Statement"); and

         E. WHEREAS, Seller intends to (i) amend the Plan and Disclosure Statement to provide for the approval and consummation of the transactions contemplated in this Agreement (respectively, the "Amended Plan" and the "Amended Disclosure Statement") and (ii) seek an order at the hearing before the Bankruptcy Court to confirm the Amended Plan (the "Confirmation Hearing") approving, inter alia, entry into this Agreement and consummation of the transactions contemplated in this Agreement (the "Confirmation Order").

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer agree as follows:


                                   ARTICLE 1
                               SALE AND LEASEBACK

         1.1 Sale. Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, the property described in Sections 1.1(a) through 1.1(c) below.

                  (a) Land. The parcels of real property more particularly described in Exhibit A (the "Land"), which, subject to the terms and conditions hereof, shall be conveyed to Buyer or to a Permitted Designee at the Closing described below by a special warranty deed (the "Deed"), and which includes, without limitation: (i) all rights, privileges, tenements, hereditaments, rights of way, easements, appendages, appurtenances, riparian or littoral rights, roads, streets, alleys, strips or gores of land adjoining, belonging or in any way appertaining to the Land; (ii) all right, title and interest of Seller in any award or awards pending or made after Closing by any municipal, county, state or federal authority to the present and all subsequent owners of the Land on account of such ownership; and (iii) all other right, title and interest, estate, claim or demand whatsoever of Seller, either at law or in equity, in and to the Land, including specifically, without limitation, all remainders and reversions thereto, but excluding any interests in escrow accounts and security deposits for utility services.

                  (b) Improvements. All improvements located on the Land, including all buildings, structures, apparatus, fixtures, equipment and appliances owned by Seller which are permanently affixed to the Land, but specifically excluding Tenant's Equipment (as defined in the Lease) (all of which other than the Tenant's Equipment, are collectively referred to as the "Improvements"); and

                  (c) Intangible Property. All of the interest of Seller in any intangible personal property owned by Seller now or on the Closing Date which relates to and is reasonably required for the ownership of the Land or Improvements (but excluding any intangible personal property which relates to operation of the business conducted by Seller on the Premises and any interests in escrow accounts and security deposits for utility services), including without limitation, building plans and specifications, licenses and entitlements relating to the Land or Improvements (e.g., certificates of occupancy), soil reports, claims and causes of action related to the Land or Improvements, surveys, maps, any and all warranties, guarantees, utility contracts, permits and other rights owned by Seller, if any, relating to the ownership of all or any part of the Premises ("Intangible Property"), all of which shall be transferred to Buyer at the Closing by an instrument in the form of Exhibit B (the "Assignment of Intangible Property").

         1.2      Certain Definitions.

         "Allocated Purchase Price" means, with respect to each Individual Property, the portion of the Purchase Price allocable to such Individual Property as set forth in Exhibit I.

         "Buyer's Closing Documents" means the documents listed in Section 6.3.

         "Buyer's Legal Requirements" means all statutes, laws, rules, orders, regulations, ordinances, judgments, orders, decrees and injunctions of Governmental Authorities affecting Buyer or Buyer's Closing Documents.

         "ECS" means Environmental Compliance Services, Inc. of Agawam, MA.

         "Environmental Claim" means any written request for information by a Governmental Authority, or any written notice, notification, claim, administrative, regulatory or judicial action, suit, judgment, demand, decree or other written communication by any person or Governmental Authority requiring, alleging or asserting liability with respect to Buyer, or the Premises, whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory, response, remedial or cleanup costs, damages to natural resources, personal injuries, fines or penalties arising out of, based on, resulting from or related to: (i) the presence, Use, Release or threatened Release of any Hazardous Substance originating at or from, or otherwise affecting the Premises or any part thereof; (ii) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law by Seller or otherwise affecting the Premises or any part thereof; or (iii) any alleged injury or threat of injury to health, safety or the environment by Seller or otherwise affecting the Premises or any part thereof.

         "Environmental Law(s)" means any and all applicable federal, state and local laws, rules, regulations or ordinances, each as amended from time to time, any judicial or administrative orders, decrees, settlement agreements or judgments thereunder, and any Permits, approvals, licenses, registrations, filings and authorizations, in each case as in effect as of the relevant date, relating to the environment, health or safety, or the Release or threatened Release, or otherwise relating to the presence or Use of Hazardous Substances.

         "Environmental Report(s)" means Phase I and Property Condition Reports prepared by ECS and dated October 2004, as listed and described on Exhibit K.

         "Exceptions" means those matters described in Exhibit G.

         "Governmental Authority" means any national, federal, state, regional or local government, or any other political subdivision of any of the foregoing, in each case with jurisdiction over Seller, the Premises, or any person with jurisdiction over Seller, the Premises or exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Hazardous Substance" means: (i) any petroleum or petroleum products or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), lead in drinking water, and lead-based paint, the presence, generation, Use, transportation, storage or disposal of or exposure to which (x) is regulated or could lead to liability under any Environmental Law or (y) is subject to notice or reporting requirements under any Environmental Law, (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law or (iii) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

         "Individual Property" means each of the following described properties taken individually (hereinafter referred to individually as the "Jamestown DC Property", the "Syracuse 1 DC Property", the "Syracuse 2 DC Property", the "DuBois 1 DC Property", and the "DuBois 2 DC Property"), each of which premises shall include the Land, the Improvements and Intangible Property located thereon or therein and appertaining thereto.

         "Insurance Requirements" means all material terms of any insurance policy required pursuant to the Lease and all material regulations and any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over the Premises, or such other body exercising similar function.

         "Lease" means that certain Lease in the form of Exhibit C to be executed and delivered to the Closing demising the Premises to Seller.

         "Lender" means the lender, if any, providing first mortgage financing to Buyer from time to time.

         "Material Adverse Effect" means a material adverse effect upon (i) the business or the financial position or results of operation of Seller, (ii) the ability of Seller to perform, or of Buyer to enforce, any of Seller's Closing Documents or (iii) the value of the Premises or Buyer's ownership thereof.

         "Permits" means all licenses, registrations, permits, allocations, filings, authorizations, approvals and certificates used in connection with the ownership, operation, construction, renovation, use or occupancy of the Premises, including, without limitation, building permits, state health department licenses, food service licenses, and licenses to conduct business.

         "Permitted Encumbrances" means those encumbrances set forth in Exhibit J.

         "Premises" means, collectively, all of the Individual Properties.

         "Real Property" means, collectively, the Land and the Improvements.

         "Release" means any release, threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment of Hazardous Substances, including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

         "Seller's Closing Documents" means the documents listed in Section 6.2.

         "Seller's Legal Requirements" means all statutes, laws, rules, orders, regulations, ordinances, judgments, orders, decrees and injunctions of Governmental

Authorities affecting Seller, Seller's Closing Documents, the Premises or any part thereof, or the ownership, construction, use, alteration or operation thereof, or any part thereof, enacted or entered and in force as of the relevant date, and all Permits and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instrument, either of record or known to Seller, at any time in force affecting the Premises or any part thereof, including, without limitation, any which (i) may require repairs, modifications, or alterations in or to the Premises or any part thereof, or (ii) in any way limit the use and enjoyment thereof, and further including, without limitation, all Environmental Laws and the Americans with Disabilities Act, as they may be amended from time to time, together with all regulations promulgated pursuant thereto or in connection therewith.

         "SNDA" means a Subordination, Nondisturbance and Attornment Agreement to be dated as of the Closing Date, in the form attached to the Lease, and executed by Lender, Buyer and Seller with respect to the Lease.

         "Title Company" means First American Title Insurance Company, attention: William Homa and S.H. Spencer Compton.

         "Use" means, with respect to any Hazardous Substance, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance or transportation to or from any Individual Property by any person of any Hazardous Substance.

         28 Other Capitalized Terms. The following capitalized terms are defined in the following Articles of this Agreement:

Term                                                                     Article
----                                                                     -------
AAA.....................................................................13.1(a)
Access Period...............................................................1.4
Affected Premises..........................................................10.1
Agreement..............................................................Preamble
Amended Disclosure Statement...........................................Recitals
Amended Plan...........................................................Recitals
Assignment of Intangible Property........................................1.1(c)
Bankruptcy Case........................................................Recitals
Bankruptcy Code........................................................Recitals
Bankruptcy Court.......................................................Recitals
Buyer..................................................................Preamble
Claim...................................................................13.1(f)
Closing Date.............................................................6.1(a)
Closing..................................................................6.1(a)
Confirmation Hearing...................................................Recitals
Confirmation Order.....................................................Recitals
Damaged Property...........................................................10.1
Deed.....................................................................1.1(a)
Down Payment.............................................................2.1(a)

Escrow Agent.............................................................2.3(a)
Execution Date.........................................................Preamble
Improvements.............................................................1.1(b)
Income...................................................................2.3(a)
Intangible Property......................................................1.1(c)
Keen.......................................................................14.2
Land.....................................................................1.1(a)
Non-Foreign Certificate..................................................5.1(b)
Permitted Designee.........................................................14.3
Plan and Disclosure Statement..........................................Recitals
Purchase Price..............................................................2.1
Restoration Fund...........................................................10.1
Rules...................................................................13.1(a)
Seller.................................................................Preamble
Service Contracts...........................................................1.4
Stubblebine................................................................14.2
Study.......................................................................1.4
Taking.....................................................................11.1

         1.3 Leaseback. Concurrently with consummation of the Closing, Buyer (as landlord) agrees to lease to Seller, and Seller (as tenant) agrees to lease from Buyer, the Premises, pursuant to the Lease.

         1.4 Access to Premises. From the Execution Date to and including the earlier to occur of the Closing and the termination of this Agreement (such time period being referred to as the "Access Period"), Buyer has had and shall continue to have the right, at its own risk, cost and expense, in each case upon reasonable prior notice to Seller and with Seller having the right to have a representative present, to enter, or cause its agents or representatives to enter, upon the Premises for the purpose of making inspections, investigations and/or studies of the Premises, including engineering, environmental, soil and seismic tests (each, a "Study"), and examining the books and records of Seller relating to the Premises. During the Access Period, Seller has furnished or made available to, and shall continue to furnish and make available to, Buyer or Buyer's representatives copies of all cleaning, maintenance and other service contracts (the "Service Contracts") listed in Exhibit H annexed hereto or entered into, modified or extended pursuant to Article 4, and all current 2004 engineering and environmental reports, title documents, financial statements and other books and records in the possession of Seller (excluding any proprietary reports, documents or other materials of Seller). Buyer covenants and agrees to supply Seller with the results of any Study and copies of any report or document created in connection with any Study promptly after receipt thereof. During the course of any such entry Buyer shall not cause, and shall not suffer or permit to occur, any damage or injury to the Premises or any part thereof, and Buyer shall not, and shall not suffer or permit to occur, any material interference with the management or operation of the Premises. If as a result of any entry or activities conducted on the Premises by Buyer or any of its agents, contractors, consultants or other representatives (whether prior to or on or after the date of this Agreement) the Premises sustain or sustained any damage or injury, Buyer shall pay to Seller on demand the cost of repairing all such damage and injury, which obligation shall survive the termination of this Agreement. In addition, Buyer shall indemnify Seller and its affiliates from and against all claims of third parties resulting from any such entry on the Premises by Buyer or any of its agents, contractors, consultants or other representatives, or any Study or other activities conducted in or on the Premises by them, or any of them, together with all expenses incurred by Seller or such affiliate by reason thereof including, without limitation, reasonable attorneys' fees and disbursements, which obligation shall survive the Closing or the termination of this Agreement.


                                    ARTICLE 2
                                 PURCHASE PRICE

         2.1 Purchase Price. The purchase price for the Premises shall be Thirty-Seven Million Dollars ($37,000,000) (the "Purchase Price"), subject to all adjustments and credits provided for in this Agreement, and shall be payable as follows:

                  (a) the sum of One Million Dollars ($1,000,000) shall be payable by check of Buyer, subject to collection, drawn to the order of and delivered to Escrow Agent, or by wire transfer of immediately available federal funds to an account designated by Escrow Agent, simultaneously with the execution of this Agreement by Buyer (the "Down Payment"); and

                  (b) the balance of the Purchase Price, to wit, Thirty-Six Million Dollars ($36,000,000), as the same may be adjusted pursuant to Article 10 or Article 11, shall be paid to Seller at the Closing, by federal funds wire transfer to Seller's bank account and/or, if Seller so elects, to the accounts of the holders of any mortgage liens encumbering the Premises, which account(s) shall be designated by Seller in writing at least one (1) business day prior to the Closing.

         2.2 Personal Property. No portion of the Purchase Price shall be attributable to personal property.

         2.3      Escrow.

                  (a) First American Title Insurance Company ("Escrow Agent") shall hold the Down Payment in escrow in an interest-bearing bank account in an institution acceptable to Seller and Buyer, or in such other type or types of investments as may be agreed to in writing by Seller and Buyer, until the Closing or such other time as is specified below and shall pay over or apply the Down Payment in accordance with the terms of this Section 2.3. All interest or other income earned on the Down Payment (the "Income") shall be paid to or applied for the benefit of Buyer except as otherwise provided in Section
12.1 and the party receiving the Income or having the same applied to its benefit shall be responsible for paying any income taxes thereon. The tax identification numbers of the parties hereto shall be furnished to Escrow Agent upon request.

                  (b) If the Closing occurs, the Down Payment and the Income shall be paid by Escrow Agent to Seller and Buyer shall receive a credit against the remaining balance of the Purchase Price payable under Section 2.1(c) equal to the amount of the Income. If the Closing does not for any reason occur, the disposition of the Down Payment and the Income shall be governed by Section 12.1.

                  (c) Escrow Agent shall not be required to make any disposition of the Down Payment and the Income unless (i) Escrow Agent is directed to do so in writing by Seller and Buyer or (ii) Escrow Agent is directed to do so in writing by the party which claims to be entitled to receive the Down Payment and the Income and the other party does not object to such disposition within ten (10) days after notice of such direction is given by Escrow Agent to such other party. The notice given by Escrow Agent pursuant to clause (ii) above shall state in capital letters that the failure of the addressee to object to the disposition of the Down Payment described in such notice within ten (10) days of the giving thereof shall constitute a waiver of the addressee's right to contest or object to such disposition. In the event that any dispute shall arise with respect to the entitlement of either party to the Down Payment and the Income, Escrow Agent shall continue to hold the Down Payment and the Income until otherwise directed by written instruction from Seller and Buyer or a final judgment of a court of competent jurisdiction entered in an action or proceeding in which Escrow Agent is a party. In addition, in the event of any such dispute, Escrow Agent shall have the right at any time to commence an action in interpleader and deposit the Down Payment and the Income with a court of competent jurisdiction located in Onodaga County, New York. Upon commencement of such action and the making of such deposit, Escrow Agent shall be released and discharged of and from all further obligations and responsibilities hereunder. For the purposes of this Section 2.3(c), no dispute shall be deemed to exist as to the disposition of the Down Payment and the Income if a party hereto objects to the disposition thereof set forth in a notice from Escrow Agent pursuant to clause (ii) above and such objection is made more than ten (10) days after the giving of such notice by Escrow Agent.

                  (d) The parties hereto acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of any of the parties hereto and that Escrow Agent shall not be liable to either of the parties hereto for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of Escrow Agent. Escrow Agent may act upon any instrument or other writing and upon signatures believed by it to be genuine, without any duty of independent verification. Escrow Agent shall not be bound by any modification of this Agreement unless the same is in writing and signed by the parties hereto and a counterpart thereof is delivered to Escrow Agent and, if Escrow Agent's duties, rights or liabilities hereunder are affected, unless Escrow Agent shall have given its prior consent thereto in writing. Escrow Agent shall not be required or obligated to determine any questions or law or fact. The parties hereto shall jointly and severally indemnify and hold harmless Escrow Agent from and against all costs, claims and expenses, including reasonable attorneys' fees and litigation costs, incurred by Escrow Agent in connection with the performance of its duties hereunder (including, without limitation, in an interpleader action or other litigation relative to the disposition of the Down Payment and the Income), except with respect to acts or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of Escrow Agent.

                  (e) Escrow Agent shall have no liability for the selection of any particular account or investment made by the parties hereto, for fluctuations in the value of said account or investment, for the amount of Income earned on said account or investment or for any loss incurred in connection therewith.

                  (f) References in succeeding provisions of this Agreement to the Down Payment shall be deemed to be references both to the Down Payment and the Income.

                  (g) Escrow Agent has acknowledged its agreement to the provisions of this Section 2.3 by signing this Agreement, and Escrow Agent has executed this Agreement solely for such purpose.


                                   ARTICLE 3
                             TITLE TO REAL PROPERTY

         3.1 Title. At Closing, Seller shall deliver to Buyer or to a Permitted Designee fee simple title to the Real Property, subject only to the Permitted Encumbrances.

         3.2 Acceptance of Deeds Full Performance; Survival. The acceptance of the Deeds to the Individual Properties by Buyer and the delivery of the other Seller's Closing Documents to Buyer in accordance with the terms hereof shall be deemed full performance on the part of Seller of all of its obligations under this Agreement, except as to any such obligation which is specifically stated in this Agreement to survive the Closing or is expressly contained in documents delivered at Closing. Except where otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall survive the Closing.

         3.3 Title Defects Affecting the Premises. If, on the Closing Date, title to any Individual Property shall not be in accordance with the provisions of this Agreement, Seller shall be entitled, but shall not be obligated, to adjourn the Closing for one or more periods not to exceed sixty (60) days in the aggregate (taking into account any other adjournments taken by Seller hereunder) for the purpose of causing title to be placed in the condition called for by this Agreement. Buyer shall deliver notice to Seller of any title defect that is not a Permitted Encumbrance and to which Buyer intends to object within five (5) Business Days after obtaining knowledge thereof, and in no event less than two
(2) Business Days prior to Closing. If on the Closing Date, as the same may be adjourned as above provided, title to such Individual Property shall not be in accordance with the terms of this Agreement, Buyer may terminate this Agreement as to such Individual Property by notice to Seller delivered on or prior to the Closing Date, as the same may have been extended, in which event the Purchase Price shall be reduced by the Allocated Purchase Price for such Individual Property and the Basic Rent due under the Lease shall be reduced by the Basic Rent allocated to such Individual Property in the Lease. Seller shall be under no obligation to take any steps or to institute or prosecute any action or proceedings, or expend any sums of money, to remove from title to any Individual Property any defect, encumbrance or objection to title; provided, however, that Seller shall be responsible for discharging or causing the Title Company affirmatively to insure over (i) any and all mortgage liens created against any Individual Property by Seller and
(ii) any other liens or encumbrances which do not constitute Permitted Encumbrances, which can be discharged solely by the payment of a sum of money within thirty (30) days after Seller first learns thereof, which do not in the aggregate exceed One Million Dollars ($1,000,000) in amount and which arise solely on account of obligations undertaken or actions performed by Seller prior to the Closing. Seller may use any part of the Purchase Price to discharge the same, provided that Seller shall deliver to Buyer or the Title Company at the Closing instruments in recordable form sufficient for the Title Company to discharge such liens and encumbrances of record or shall obtain the commitment of the Title Company affirmatively to insure over such liens or encumbrances as aforesaid. Except for Seller's failure to discharge or cause the Title Company affirmatively to insure over such liens or encumbrances as aforesaid, Seller shall not be deemed in default of this Agreement, and Buyer shall not be entitled to damages of any kind, if Seller shall be unable to cause title to any Individual Property to be in the condition called for by this Agreement, nor shall Buyer in such circumstances be entitled to specific performance of this Agreement.

         3.4 Waiver by Buyer. Buyer, at its election, may at the Closing accept the Property notwithstanding the fact that title to the Individual Properties may be subject to one or more title exceptions or defects not provided for in this Agreement, without reduction of the Purchase Price or any credit or allowance on account thereof or any claim against Seller by reason thereof, except as expressly provided in Section 3.3.


                                   ARTICLE 4
                  OPERATION OF THE PREMISES PENDING THE CLOSING

         4.1 Continuing Operations. Between Seller's execution of this Agreement and the Closing, Seller shall at Seller's sole cost and expense: (i) maintain the Premises in good order, condition and repair, reasonable wear and tear and casualty excepted; (ii) operate the Premises in a manner consistent with past practices; (iii) maintain accurate books and records regarding Premises ownership; (iv) except as described in the Exceptions, comply in all material respects with all applicable laws, rules and regulations relating to the Premises and its operation; (v) maintain property damage and comprehensive general liability insurance covering the Improvements in amounts and coverages not less than that presently maintained; and (vi) pay all taxes and assessments as they become due, unless being contested in good faith by appropriate proceedings and except as described in the Exceptions.

         4.2 Leases and Other Agreements. Between Seller's execution of this Agreement and the Closing, Seller shall not, other than as would be permitted under the terms of the Lease: (i) enter into, amend or terminate any lease, contract or agreement pertaining to the Premises (provided, however, that any such lease or agreement entered into or amended shall not create privity of contract with Buyer); (ii) modify any third party Lease, contract or agreement pertaining to the Premises; (iii) take any action which would preclude or interfere with the timely satisfaction of the conditions set forth in Article 5; (iv) except as described in the Exceptions, permit any alteration, modification or addition to the Improvements or the Land; or (v) sell or agree to sell the Premises or any part thereof.

         4.3 Encumbrances. Seller shall not further encumber or suffer to be further encumbered all or any portion of the Premises between the date hereof and the date the same is acquired by Buyer pursuant to this Agreement.

                                   ARTICLE 5
                              CONDITIONS TO CLOSING

         5.1 Buyer's Conditions to Closing. The obligations of Buyer to purchase the Premises and lease the same to Seller are subject to satisfaction of the following conditions on or before the Closing Date:

                  (a) All of Seller's representations and warranties contained herein, or made in writing by Seller pursuant to this Agreement, shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date;

                  (b) Seller's execution and delivery to Buyer, at the Closing Date, of Seller's certificate in the form attached hereto as Exhibit D (the "Non-Foreign Certificate");

                  (c) Seller's due and timely execution and delivery of Seller's Closing Documents and all of the other documents and items specified in
Section 6.2;

                  (d) The Confirmation Order has been entered by the Bankruptcy Court;

                  (e) The Effective Date (as defined in the Amended Plan) has occurred; and

                  (f) Any other conditions to the performance of Buyer's obligations under this Agreement which are set forth in any of the other provisions of this Agreement shall have been satisfied in all material respects.

The conditions contained in this Section 5.1 are intended solely for the benefit of Buyer. If any of the foregoing conditions are not satisfied in a timely manner, then except as otherwise provided in this Agreement, this Agreement shall terminate (provided, that Buyer shall have the right, in its sole discretion, to waive in writing any condition not so satisfied, in which case this Agreement shall not be terminated), subject to the provisions of Section
2.3 Escrow Agent shall deliver the Down Payment to Buyer (and Seller and

Buyer shall execute a written instruction to Escrow Agent to do so) and neither party shall have any further obligations or liabilities hereunder except as otherwise expressly provided in this Agreement; provided, however, that if any such failure of a condition is due to Seller's default hereunder, Buyer shall have the rights and remedies provided for in Section 12.1.

         5.2 Seller's Conditions to Closing. Seller's obligation to sell the Premises and lease the same back from Buyer is conditioned upon satisfaction of the following conditions on or before the Closing Date:

                  (a) All of Buyer's representations and warranties contained herein, or made in writing by Buyer pursuant to this Agreement, shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date;

                  (b) Buyer's due and timely execution and/or delivery of all documents and items to be executed and/or delivered by Buyer pursuant to this Agreement including, without limitation, (i) the Purchase Price, (ii) the Lease and (iii) all of the other documents and items specified in Section 6.3;

                  (c) The Confirmation Order has been entered by the Bankruptcy Court;

                  (d) The Effective Date (as defined in the Amended Plan) has occurred; and

                  (e) Any other conditions to the performance of Seller's obligations under this Agreement which are set forth in any of the other provisions of this Agreement shall have been satisfied in all material respects.

The conditions contained in this Section 5.2 are intended solely for the benefit of Seller. If any of the foregoing conditions are not satisfied in a timely manner, this Agreement shall terminate and thereafter the parties shall have no further obligations or liabilities hereby except as otherwise expressly provided in this Agreement and Seller shall have the rights and remedies provided for in
Section 12.1; provided, that Seller shall have the right, in its sole discretion, to waive any condition not so satisfied, in which case this Agreement shall not be terminated.


                                   ARTICLE 6
                              CLOSING AND RECORDING

         6.1      Closing and Closing Date.

                  (a) The closing of the sale and leaseback of the Premises as contemplated herein (the "Closing"), to be held on or before February 28, 2005 (the "Closing Date"), shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, at 1285 Avenue of the Americas, New York, New York at 10:00 a.m. local time. TIME SHALL BE OF THE ESSENCE as to such Closing Date; provided, however, that (x) Buyer shall have the right, by notice to Seller at or prior to the date then fixed as the Closing Date, to extend the Closing Date one or more times but in no event beyond March 15, 2005 and (y) Seller shall have the right, by notice to Buyer at or prior to the date then fixed as the Closing Date, to extend the Closing Date one or more times for an aggregate of not more than sixty (60) days beyond the date set forth in the first sentence of this Section
6.1 in order to obtain required consents or approvals, to remove title defects or satisfy other Closing conditions. TIME SHALL BE OF THE ESSENCE as to the Closing Date as so adjourned. Notwithstanding the foregoing, in no event shall the Closing Date be prior to the Effective Date of the Amended Plan. Notices or agreements accelerating or adjourning the Closing shall be binding on the respective parties hereto if signed by Peter E. Fisch or Kelley A. Cornish on behalf of Seller, and by Richard D. Gass on behalf of Buyer.

                  (b) At the Closing, the parties shall deliver to one another the documents and other instruments required hereunder to be delivered at such Closing, although no delivery shall be deemed complete until all of such documents and other instruments have been delivered and the other conditions to such Closing have been satisfied (or waived as provided above).

         6.2 Deliveries by Seller. Seller shall execute, acknowledge where appropriate and/or deliver the following instruments and documents to Buyer at the Closing:

                  (a) One (1) original Deed for each Individual Property, duly executed and acknowledged by Seller and in recordable form;

                  (b) Four (4) counterparts of the Memorandum of Lease for each Individual Property, duly executed and acknowledged by Seller and in recordable form;

                  (c) Four (4) counterparts of the Lease, duly executed by Seller;

                  (d) Four (4) originals of the Assignment of Intangible Property, duly executed by Seller;

                  (e) Four (4) originals of the Non-Foreign Certificate, duly executed by Seller;

                  (f)      A copy of the Confirmation Order;

                  (g) A good standing certificate in respect of Seller, dated not earlier than twenty (20) days prior to the Closing Date, issued by the Office of the Secretary of State of Delaware;

                  (h) Four (4) originals of the SNDA, duly executed and acknowledged by Seller in recordable form;

                  (i) Such resolutions, authorizations, bylaws or other corporate documents or agreements relating to Seller as shall be reasonably required by Buyer in connection with this transaction;

                  (j) Original insurance certificates and legible copies of original insurance policies required pursuant to Paragraph 16 of the applicable Lease;

                  (k) Such affidavits as may be required by the Title Company to be able to issue the policies of title insurance called for herein, provided that such affidavits do not impose on Seller any material liabilities not assumed by it under this Agreement (it being agreed that an affidavit in customary form which is required to remove the standard pre-printed exceptions for tenants in possession and inchoate mechanics' liens in respect of work performed by Seller will not be deemed to impose material liabilities on Seller);

                  (l) Reliance letters from third party professionals who have provided the appraisals, property condition assessment reports and Phase I environmental reports;

                  (m) Written direction to the Escrow Agent to deliver the Down Payment and the Income to or as directed by Seller; and

(n) Any other data, records, documents or agreements called for in the Agreement to be delivered by Seller which have not previously been delivered.

         6.3 Deliveries by Buyer. Buyer shall execute, acknowledge where appropriate and/or deliver the following instruments and documents to Seller and take the following other actions at the Closing:

                  (a) Buyer shall pay to Seller the Purchase Price or the balance thereof then due under Article 2 (plus or minus any adjustments and credits provided for in this Agreement) and shall make all other payments to Seller which are payable by Buyer to Seller at the Closing;

                  (b) Four (4) counterparts of the Lease, duly executed by Buyer.

                  (c) Four (4) counterparts of the SNDA, duly executed and acknowledged by Buyer in recordable form.

                  (d) Four (4) counterparts of the Memorandum of Lease for each Individual Property, duly executed and acknowledged by Buyer and in recordable form.

                  (e) A copy of resolutions of the board of directors of Buyer, certified by the Secretary or an Assistant Secretary of Buyer, which authorize Buyer, (i) to enter into the transactions contemplated by this Agreement, and (ii) to execute and deliver this Agreement and the documents, instruments and agreements to be executed and delivered by Buyer pursuant hereto, together with (1) an incumbency certificate as to the authority of the person(s) executing and delivering this Agreement and such documents, instruments and agreements on behalf of Buyer and (2) a certification by such Secretary or Assistant Secretary that no other authorizations or consents are required for Buyer to enter into and perform its obligations under this Agreement and the other documents described in this Section 6.3(e);

                  (f) A good standing certificate in respect of Buyer, dated not earlier than twenty (20) days prior to the Closing Date, issued by the Office of the Secretary of State of Massachusetts;

                  (g) Written direction to the Escrow Agent to deliver the Down Payment and the Income to or as directed by Seller; and

                  (h) Any other documents or agreements called for in the Agreement to be delivered by Buyer which have not previously been delivered.

         6.4 Prorations. No prorations shall be required to be made in connection with the Closing since Seller, as owner, shall be responsible for all costs incurred in connection with the Premises up to the Closing Date and Seller, as tenant under the Lease, shall be responsible for all costs incurred in connection with the Premises after the Closing Date.

         6.5 First Month's Rent. Seller shall pay Buyer at the Closing the rent due for the balance of the calendar month in which Closing occurs, as provided for in Paragraph 6 of the Lease.

         6.6 Costs and Expenses. Buyer shall pay all of Buyer's legal and other professional fees and costs, Buyer's financing costs, and all other due diligence and other costs commissioned by Buyer. Seller shall pay the following costs and expenses incurred or payable in connection with this transaction: (a) the cost of the market value MAI appraisals prepared by Appraisal Group International for each of the Individual Properties; (b) the premium for the owner's policies of title insurance called for herein and all endorsements thereto; (c) all recording and filing fees charged by the Title Company to record and/or file any documents required to be recorded and/or filed pursuant to this Agreement; (d) all fees and costs payable to obtain the surveys delivered by Seller to Buyer as described in Exhibit K; (e) all fees and costs payable to obtain the property condition assessment reports and the Phase I environmental reports listed in Exhibit K; (f) all legal and other professional fees and costs incurred by Seller; and (g) the cost of any documentary or other transfer taxes applicable with respect to the sale of the Real Property to Buyer.

         6.7 Settlement Statement. On or prior to the Closing Date, the Title Company shall prepare, execute and deliver a final settlement statement showing the categories and amounts of the closing costs and all adjustments to the Purchase Price called for herein.

                                   ARTICLE 7

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         As an inducement to Buyer to enter into this Agreement and to consummate the sale and leaseback transaction contemplated hereby, Seller hereby represents and warrants to and covenants and agrees with Buyer, both as of the date hereof and again as of the Closing Date, that:

         7.1 Organization. Seller (i) except as a result of the commencement of the Bankruptcy Case, is a duly organized and validly existing corporation in good standing under the laws of the State of its formation, (ii) except as a result of the commencement of the Bankruptcy Case, is duly qualified as a foreign entity in each jurisdiction in which the nature of its business or the Premises makes such qualification necessary or desirable, (iii) has the requisite corporate power and authority to carry on its business as now being conducted, and (iv) subject to the entry of the Confirmation Order, has the requisite corporate power to execute and deliver, and perform its obligations under, Seller's Closing Documents. Seller at all times since its formation has complied in all material respects, and will continue to comply, with the material provisions of all of its organizational documents, and the laws of the states in which Seller was formed and in which Seller is doing business.

         7.2 Authorization. The execution and delivery by Seller of Seller's Closing Documents and Seller's performance of its obligations thereunder (i) have been duly authorized by all requisite corporate action on the part of Seller, (ii) subject to the entry of the Confirmation Order, will not violate any provision of any applicable Seller's Legal Requirements, any order, writ, decree, injunction or demand of any court or other Governmental Authority, any organizational document of Seller or any indenture or agreement or other instrument to which Seller is a party or by which Seller is bound,
(iii) subject to the entry of the Confirmation Order, will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of Seller pursuant to, any indenture or agreement or instrument to which Seller is a party or is bound, and (iv) have been duly executed and delivered by Seller. Subject to the entry of the Confirmation Order, except for those obtained or filed on or prior to the Closing Date, Seller is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of Seller's Closing Documents.

         7.3 Litigation. There is no pending litigation or other proceeding against Seller affecting the Premises in respect of which Seller has been served with process or otherwise received written notice except for (i) claims for personal injury, property damage or worker's compensation for which the insurance carrier has been notified on a timely basis and has not disclaimed liability and in which the amounts claimed do not exceed the applicable insurance policy limits (and as to any of such litigation or other proceeding, Seller shall remain responsible for any amounts payable with respect thereto which are not fully covered by insurance, including the amount of any applicable "deductible," and hereby indemnifies Buyer against loss or liability with respect thereto), and (ii) other litigation or proceedings shown in the Exceptions.

         7.4 Compliance. Except as may be set forth in the Exceptions, Seller, the Premises and Seller's use of the Premises and operations thereat comply in all material respects with all applicable Legal Requirements and Seller has not received notice of any violation of applicable Insurance Requirements. Seller is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which is reasonably likely to have a Material Adverse Effect.

         7.5 Foreign Person. Seller is not a "foreign person" within the meaning of ss. 1445(f)(3) of the Code.

         7.6 Investment Company Act; Public Utility Holding Company Act. Seller is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         7.7 No Defaults. No default or event of default exists under or with respect to any of Seller's Closing Documents, excluding the Bankruptcy Case of Seller and its affiliates.

         7.8 Title to the Premises. Seller owns good, indefeasible, marketable and insurable fee simple title to the Premises, free and clear of all liens, other than Permitted Encumbrances. There are no outstanding options to purchase or rights of first refusal affecting the Premises. This warranty shall not survive the Closing.

         7.9 Service Contracts. No service contracts or other agreements are in effect with respect to the Premises (other than this Agreement) except those that (i) have been entered in the ordinary course of business, (ii) have a term not longer than three (3) years except for certain elevator service contracts and (ii) contain no rights to purchase the Premises.

         7.10 Condemnation. No condemnation has been commenced or, to Seller's knowledge, is contemplated (other than as set forth in the Exceptions) with respect to all or any portion of the Premises or for the relocation of roadways providing access to the Premises.

         7.11 Utilities and Public Access. The Premises has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities as are adequate for full utilization of the Premises for its current purpose. Except as otherwise disclosed by the surveys referred to in EXHIBIT K, all public utilities necessary to the continued use and enjoyment of the Premises as presently used and enjoyed are located in the public right-of-way abutting the premises, and all such utilities are connected so as to serve the Premises either (i) without passing over other property, or (ii) if such utilities pass over other property, pursuant to valid easements. All roads necessary for the full utilization of the Premises for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities or are the subject of access easements for the benefit of the Premises. This warranty shall not survive the Closing.

         7.12 Environmental Compliance. Except as set forth in the Environmental Reports, Seller represents, warrants and covenants, as to itself and the Premises:

                  (a) Seller and the Premises are in compliance with all applicable Environmental Laws, which compliance includes, without limitation, the possession by Seller of and compliance with all environmental, health and safety Permits, licenses and other governmental authorizations required in connection with the ownership and operation of the Premises under all Environmental laws.

                  (b) There is no Environmental Claim pending or, to Seller's knowledge, threatened, and no penalties arising under Environmental Laws have been assessed, against Seller, the Premises or against any Person whose liability for any Environmental Claim Seller has or may have retained or assumed either contractually or by operation of law, and no investigation or review is pending or, to the knowledge of Seller, threatened by any Governmental Authority, citizens group, employee or other person with respect to any alleged failure by Seller or the Premises to have any environmental, health or safety permit, license or other authorization required under, or to otherwise comply with, any Environmental Law or with respect to any alleged liability of Seller for any Use or Release of any Hazardous Substances or the presence, Use or Release of any Hazardous Substances at, on, in, under or from any Premises.

                  (c) To the knowledge of Seller after due inquiry (which inquiry, with respect to all periods prior to Seller's ownership of the Premises, is limited to review of the Environmental Reports), there have been and are no past or present Releases or threats of Release of any Hazardous Substance that are likely to form the basis of any Environmental Claim against Seller, the Premises or, to Seller's knowledge, against any person whose liability for any Environmental Claim Seller has or may have retained or assumed either contractually or by operation of law.

                  (d) To the knowledge of Seller after due inquiry (which inquiry, with respect to all periods prior to Seller's ownership of the Premises, is limited to review of the Environmental Reports), and except as disclosed in the Environmental Reports, without limiting the generality of the foregoing, there is not present at, on, in or under the Premises, PCB-containing equipment, asbestos or asbestos containing materials, underground or aboveground storage tanks or surface impoundments for Hazardous Substances, lead in drinking water (except in concentrations that comply with all Environmental Laws) or lead-based paint.

                  (e) No liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to the Premises and, to Seller's knowledge, no Governmental Authority has been taking or is in the process of taking any action that could subject the Premises to Liens under any Environmental Law.

                  (f) No conditions exist which would under any Environmental Laws require Seller to place a notice on any deed to the Premises with respect to the presence, Use or Release of Hazardous Substances at, on, in, under or from the Premises and the Premises has no such notice in its deed.

         7.13 No Joint Assessment; Separate Lots. Except as described in the Exceptions, (a) Seller has not and shall not suffer, permit or initiate the joint assessment of any Real Property (i) with any other real property constituting a separate tax lot, and (ii) with any portion of the Premises which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Premises as a single lien and (b) the Premises is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot.

         7.14 Certificate of Occupancy. To the best of Seller's knowledge, the use being made of the Premises is in conformity in all material respects with the certificate of occupancy and/or Permits for the Premises and any other restrictions, covenants or conditions affecting the Premises. The Premises contains all Equipment necessary to use and operate the Premises in the manner required by the Lease.

         7.15     Survival of Representations and Warranties. Seller agrees that
(i) all of the representations and warranties of Seller set forth in this Agreement and in the other Seller's Closing Documents delivered on the Closing Date are made as of the Closing Date (except as expressly otherwise provided),
(ii) all representations and warranties made by Seller (other than Sections 7.8 and 7.11) shall survive the delivery of the Deeds and continue for a period of one (1) year thereafter, and (iii) Buyer is entitled to rely and has relied on the foregoing representations and warranties of Seller. Any action by Buyer against Seller alleging a material misrepresentation or breach of any of the warranties set forth in Article 7 shall be commenced within said one (1) year period. Notwithstanding anything to the contrary set forth in this Article 7 or elsewhere in this Agreement, if prior to the Closing Buyer has or obtains knowledge that any of Seller's warranties or representations set forth in this
Article 7 is untrue in any respect, and Buyer nevertheless proceeds with the Closing, then the breach by Seller of the warranties or representations as to which Buyer shall have or obtained such knowledge shall be waived by Buyer and Seller shall have no liability to Buyer or its successors or assigns in respect thereof.


                                   ARTICLE 8
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         As an inducement to Seller to enter into this Agreement and to consummate the sale and leaseback transaction contemplated hereby, Buyer hereby represents and warrants to and covenants and agrees with Seller, both as of the date hereof and again as of the Closing Date, that:

         8.1 Organization. Buyer (i) is a duly organized and validly existing corporation in good standing under the laws of the State of its formation, (ii) is, or promptly after the Closing will be, duly qualified as a foreign entity in each jurisdiction in which the nature of its business or the Premises makes such qualification necessary or desirable, (iii) has the requisite power and authority to carry on its business as now being conducted, and (iv) has the requisite power to execute and deliver, and perform its obligations under, the Buyer's Closing Documents. Buyer at all times since its formation has complied in all material respects, and will continue to comply, with the material provisions of all of its organizational documents, and the laws of the states in which Buyer was formed and in which Buyer is doing business.

         8.2 Authorization. The execution and delivery by Buyer of Buyer's Closing Documents and Buyer's performance of its obligations thereunder (i) have been duly authorized by all requisite trust action on the part of Buyer, (ii) will not violate any provision of any applicable Legal Requirements, any order, writ, decree, injunction or demand of any court or other Governmental Authority, any organizational document of Buyer or any indenture or agreement or other instrument to which Buyer is a party or by which Buyer is bound, (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of Buyer pursuant to, any indenture or agreement or instrument other than those covered by Section 7.2(iii), and (iv) have been duly executed and delivered by Buyer. Except for those obtained or filed on or prior to the Closing Date, Buyer is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of the Buyer's Closing Documents.

         8.3 Litigation. Except as described in the Exceptions, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending and served or, to the knowledge of Buyer, threatened against Buyer that would affect the Premises or Buyer's ability to consummate the Closing.

         8.4 No Bankruptcy Filing. Buyer is not contemplating either the filing of a petition by Buyer under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Buyer's assets or property, and Buyer has no knowledge of any person contemplating the filing of any such petition against Buyer.

         8.5 Compliance with Anti-Terrorism Laws. Neither the Buyer nor any person who owns a controlling interest in or otherwise controls the Buyer is (i) listed on the Specially Designated Nationals and Blocked Persons List or any other similar list maintained by the Office of Foreign Assets Control, Department of the Treasury, pursuant to any authorizing statute, executive order or regulation, (ii) a "specially designated global terrorist" or other person listed in Appendix A to Chapter V of 31 C.F.R., as the same has been from time to time updated and amended, or
(iii) a person either (A) included within the term "designated national" as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or a person similarly designated under any related enabling legislation or any other similar Executive Orders.

         8.6 Compliance with Anti-Money Laundering Measures. The Buyer has taken measures to assure that (i) funds to be used to pay the Purchase Price and
(ii) with respect to each holder of a direct interest in the Buyer, funds invested by such holders in the Buyer, are derived from legal sources and such measures have been undertaken in accordance with the Bank Secrecy Act, 31 U.S.C. ss.ss. 5311 et seq., and all applicable laws, regulations and government guidance on compliance therewith and on the prevention and detection of money laundering violations under 18 U.S.C. ss.ss. 1956 and 1957.

         8.7      Survival of Representations and Warranties. Buyer agrees that
(i) all of the representations and warranties of Buyer set forth in this Agreement and in the other Buyer's Closing Documents delivered on the Closing Date are made as of the Closing Date (except as expressly otherwise provided),
(ii) all representations and warranties made by Buyer shall survive the delivery of the Deeds and continue for a period of one (1) year thereafter and (iii) Seller is entitled to rely on and has relied on the foregoing representations and warranties of Buyer.


                                   ARTICLE 9
                              BANKRUPTCY COVENANTS

         9.1 Confirmation Order. Seller shall obtain a Confirmation Order from the Bankruptcy Court that provides, inter alia, that:

                  (a) Seller is authorized, empowered and directed as part of the consummation of the Amended Plan to take all steps, and to execute and deliver all documents necessary to implement the Agreement and the transactions contemplated thereby.

                  (b) the Agreement and its provisions and the transactions contemplated thereby are approved.


                                   ARTICLE 10
                                    CASUALTY

         10.1 Casualty. If prior to the Closing Date all or any portion of the Improvements constituting any Individual Property are destroyed or damaged by fire or the elements or by any other cause (a "Damaged Property"), Seller shall promptly provide written notice thereof to Buyer. If Seller delivers notice to Buyer within thirty (30) days after the occurrence of such damage or destruction that Seller intends to restore the Damaged Property, then Buyer and Seller will continue to be obligated by the terms of this Agreement. If Seller so commits to restore the Damaged Property, at Closing any insurance proceeds received by Seller on account of such Damaged Property and not expended on restoration thereof shall, if required under the terms of the Lease, be delivered into escrow and treated as a "Restoration Fund" (as that term is defined in the Lease), and Seller will restore the Damaged Property in accordance with the applicable provisions of the Lease. If Seller elects not to restore Damaged Property, or if Seller fails timely to deliver a notice of election to Buyer, then the Damaged Property will be withdrawn from this Agreement and the Purchase Price will be reduced by the Allocated Purchase Price of such Damaged Property and the Damaged Property shall be treated as an "Affected Premises" as that term is defined in Paragraph 18 of the Lease, as if the same were in effect, and thereupon the parties thereto shall be released from their respective further obligations and liabilities under this Agreement in respect of the Damaged Property, except with respect to those provisions which are specifically stated herein to survive a termination of this Agreement.


                                   ARTICLE 11
                                  CONDEMNATION

         11.1 Condemnation. In the event of the institution or threatened institution prior to the Closing Date of any proceeding (judicial, administrative or otherwise), which shall relate to the proposed taking by eminent domain (a "Taking") of all or any portion of any Individual Property, or all or any portion of the means of vehicular access to any Individual Property which materially and adversely affects access to the Individual Property, or reduces the amount of space available for parking below that required by zoning regulations, Buyer and Seller shall each have the right and option to terminate this Agreement solely as to such Individual Property by giving the other notice to such effect within thirty (30) days after its receipt of written notice of any such occurrence. Seller shall promptly furnish Buyer with written notice in respect of such occurrence. Should either party so terminate this Agreement solely as to such Individual Property, the Purchase Price shall be reduced by the Allocated Purchase Price of the Individual Property to which such Taking relates, the such Individual Property shall be treated as an "Affected Premises" as that term is defined in Paragraph 18 of the Lease, as if the same were in effect, and thereupon the parties thereto shall be released from their respective further obligations and liabilities under this Agreement in respect of the Individual Property to which such Taking relates, except with respect to those provisions which are specifically stated herein to survive a termination of this Agreement. In the event that neither party elects to terminate this Agreement as to the applicable Individual Property, Buyer shall accept conveyance of the Individual Property subject to such proceeding or without the portion of the Individual Property taken and without any reduction in Purchase Price, Seller shall assign its interest in any condemnation award to Buyer at the Closing and the Basic Rent payable under the Lease in respect of such Individual Property shall be equitably reduced.

                                   ARTICLE 12
                                    REMEDIES

         12.1 Remedies. The following exclusive remedies shall apply upon any breach of this Agreement by Seller or Buyer:

                  (a) Seller and Buyer agree that if Buyer shall default in performing its obligations under this Agreement and the conditions set forth in
Section 5.1 have been satisfied, Seller shall be entitled as its sole remedy to receive the Down Payment from Escrow Agent as liquidated damages, and not as a penalty. Buyer and Seller agree that (i) such liquidated damages are based in part on the following damages which Seller will suffer on account of a default by Buyer and the failure of the Closing to occur, which damages Buyer and Seller agree are incapable of exact determination in amount: the removal of the Premises from the real estate market and the loss of the possibility of obtaining a new purchaser during such time at a higher amount; the possibility of Seller's being unable to obtain a new purchaser for the amount of the Purchase Price provided for herein; various restrictions related to the management and marketing of the Premises during the period this Agreement is in effect; the inconvenience and expense of remarketing the Premises for sale; the negative effect on the value of the Premises of the sale of the Premises provided for herein not going forward; and the expense of remarketing, negotiating and documenting a new transaction; and (ii) that the Down Payment is a reasonable estimate of Seller's damages.

                  (b) If at the Closing Date the conditions to the obligation of Buyer to close title as set forth in Section 5.1 have not been fulfilled on account of the default of Seller hereunder, and the Closing shall not occur as a result thereof, then Buyer shall be entitled to pursue, at its election, either of the following as its sole and exclusive remedy: (i) terminate this Agreement and have the Down Payment returned to it by the Escrow Agent; or (ii) seek specific performance of Seller's obligations under this Agreement. Buyer hereby waives any right to sue Seller for damages (including consequential and punitive damages) for any default hereunder but if the Closing occurs such waiver shall not apply to damages (other than consequential and punitive damages) to which Buyer may be entitled by reason of any breach of any of Seller's warranties or representations hereunder which survive the Closing; provided, however, that in the event of a willful default by Seller which would render the remedy of specific performance unavailable to Buyer, Buyer may seek damages (but not consequential or punitive damages) from Seller, provided that Buyer has sought and been unable to pursue the remedy of specific performance within six (6) months after the occurrence of such default. The foregoing provisions shall not be deemed to limit Buyer's right to reimbursement of costs pursuant to Section 6.6 of this Agreement.

                  (c) The provisions of this Article 12 shall survive the Closing or any termination of this Agreement.

                                   ARTICLE 13
                               DISPUTE RESOLUTION

         13.1 Bankruptcy Court Jurisdiction; Arbitration. Until the Bankruptcy Court shall have entered an order closing the Bankruptcy Case, the parties hereby agree that, without limitation of any party's right to appeal any order of the Bankruptcy Court, (a) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with this Agreement, any breach or default hereunder, or the transactions contemplated herein, and
(b) any and all claims, actions, causes of action, suits and proceedings relating to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent and submit to the jurisdiction of the Bankruptcy Court for all such purposes. Thereafter, any dispute, controversy or claim arising out of, relating to or in connection with any provision of this Agreement shall be subject to arbitration in accordance with the following provisions:

                  (a) Any dispute, controversy or claim arising out of, relating to or in connection with any provision of this Agreement, shall be finally settled by arbitration administered by American Arbitration Association ("AAA"), in accordance with this Article 13, and in accordance with AAA's Expedited Commercial Arbitration Rules (the "Rules") in effect at the time of the arbitration, except as they may be modified herein or by agreement of the parties. The place of arbitration shall be Syracuse, Onondaga County, New York. The party desiring arbitration shall serve upon the other party a written notice demanding that the dispute be arbitrated pursuant to this Article 13.

                  (b) The award rendered by the arbitrators shall be final and binding on the parties. Judgment on the award may be entered in any court of competent jurisdiction. The parties waive to the fullest extent permitted by law any rights to appeal to, or to seek review of such award by, any court.

                  (c) The arbitration shall be conducted by three neutral arbitrators, each of whom has substantial expertise in the subject matter of the dispute and substantial experience arbitrating commercial disputes. Each party shall appoint one arbitrator, obtain its appointee's acceptance of such appointment, and deliver written notification of such appointment and acceptance to the other party within fifteen (15) days after delivery of the request for arbitration. In the event a party fails to appoint an arbitrator or deliver notification of such appointment to the other party within this time period, upon request of either party, such arbitrator shall instead be appointed by the AAA within fifteen (15) days of receiving such request. The two arbitrators appointed in accordance with the above provisions shall appoint the third arbitrator, obtain the appointee's acceptance of such appointment and notify the parties in writing of such appointment and acceptance within fifteen (15) days of their appointment. If the first two appointed arbitrators fail to appoint a third arbitrator or notify the parties of that appointment within this time period, then, upon request of either party, the third arbitrator shall be appointed by the AAA within fifteen (15) days of receiving such request. The third arbitrator shall serve as Chairman of the tribunal.

                  (d) In addition to any discovery permitted under the Rules, each party shall produce relevant, non-privileged, documents or copies thereof requested by the other party within the time limits set by the tribunal.

                  (e) By agreeing to arbitration, the parties do not intend to deprive any court with jurisdiction of its ability to issue a preliminary injunction, attachment or other form of provisional remedy in aid of the arbitration and a request for such provisional remedies by a party to a court shall not be deemed a waiver of this agreement to arbitrate. In addition to the authority conferred upon the tribunal by the rules specified above, the tribunal shall also have the authority to grant provisional remedies, including injunctive relief. The parties agree that the tribunal may exclude evidence it deems to be irrelevant.

                  (f) The parties agree that the tribunal may rule upon any claim or counterclaim, or any portion thereof (the "Claim"), without holding an evidentiary hearing, if, after affording both parties an opportunity to present written submissions and documentary evidence, the tribunal concludes that there is no material issue of fact and that the Claim can be determined as a matter of law.

                  (g) The parties agree to compensate the arbitrators at rates commensurate with those such arbitrators would charge private clients on an hourly or daily basis, plus travel and other expenses, such amounts to be determined by the arbitrators.

                  (h) Each party shall bear an equal share of the arbitrators' fees and administrative fees of arbitration. All the terms of this Agreement shall be governed by good faith and shall bind and inure to the benefit of Seller and Buyer.

         13.2 Waiver of Jury Trial. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THAT EITHER PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THE PREMISES, THIS AGREEMENT OR ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR IN RESPECT OF ANY COURSE OF CONDUCT, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER PARTY WITH RESPECT THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS TRANSACTION AND SHALL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT.


                                   ARTICLE 14
                                  MISCELLANEOUS

         14.1 Notices. All notices, consents, approvals or other communications required or permitted to be given under this Agreement shall be in writing and be deemed to have been duly given (i) when delivered personally if delivered on a business day (or if the same is not a business day, then the next business day after delivery), (ii) three (3) business days after being sent by United States mail, registered or certified mail, postage prepaid, return receipt requested or (iii) if delivery is made by Federal Express or a similar, nationally recognized overnight courier service then on the date of delivery (or if the same is not a business day, then the next business day after delivery); and addressed as follows:

                  If to Seller:     The Penn Traffic Company
                                    1200 State Fair Boulevard
                                    Syracuse, New York 13209
                                    Attn.: Francis D. Price, Esq.

                  With a copy to:   Paul, Weiss, Rifkind, Wharton & Garrison LLP
                                    1285 Avenue of the Americas
                                    New York, New York 10019-6064
                                    Attn.: Peter E. Fisch, Esq.
                                    Kelley A. Cornish, Esq.

                  If to Buyer:      Equity Industrial Partners Corp.
                                    145 Rosemary Street, Suite E
                                    Needham, MA 02494
                                    Attn.:  Donald Levine

                  With a copy to:   Dionne & Gass
                                    73 Tremont Street
                                    Boston, Massachusetts 02108
                                    Attn.: Richard D. Gass, Esq.

or such other address as either party may from time to time specify in writing to the other in the manner aforesaid.

         14.2 Brokers and Finders. Each party represents and warrants to the other party that the representing party has incurred no liability for any brokerage commission or finder's fee arising from or relating to the transactions contemplated by this Agreement, except that Seller represents and warrants that Seller has retained Keen Realty, LLC ("Keen") as Seller's advisor and will compensate Keen pursuant to a separate agreement and Buyer represents and warrants that Buyer has retained The Stubblebine Company ("Stubblebine") as Buyer's advisor and will compensate Stubblebine pursuant to a separate agreement. In the event of a claim for any broker's fee, finder's fee, commission or other similar compensation in connection herewith other than as set forth above, (i) Buyer, if such claim is based upon any agreement alleged to have been made by Buyer, hereby agrees to indemnify, defend, protect and hold Seller harmless against any and all liability, loss, cost, damage or expense (including reasonable attorneys' and paralegals' fees and costs) which Seller may sustain or incur by reason of such claim, and (ii) Seller, if such claim is based upon any agreement alleged to have been made by Seller, hereby agrees to indemnify, defend, protect and hold Buyer harmless against any and all liability, loss, cost, damage or expense (including reasonable attorneys' and paralegals' fees and costs) which Buyer may sustain or incur by reason of such claim.

         14.3 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns, except that neither party's interest under this Agreement may be assigned, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the other party; provided, however, without being relieved of any liability under this Agreement, Buyer reserves the right to assign its rights and obligations hereunder to any entity that controls, is controlled by or is under common control with Buyer (a "Permitted Designee"), and/or may permit a Permitted Designee to take title at Closing.

         14.4 Amendments. This Agreement may be amended or modified only by a written instrument executed by the party asserted to be bound thereby.

         14.5 Continuation and Survival of Indemnities, Representations and Warranties. All indemnities, representations and warranties by Seller and Buyer contained herein or made in writing pursuant to this Agreement or any other instrument delivered by Seller and Buyer pursuant hereto are intended to and shall remain true, correct and binding as of the time of Closing and, in accordance with Sections 7.15 and 8.6, shall survive the execution and delivery of this Agreement, the delivery of the Deed and the transfer of title to the Premises. All representations and warranties of Seller or Buyer contained in any certificate or other instrument delivered at any time by or on behalf of Seller or Buyer, respectively, in connection with the transaction contemplated hereby shall constitute representations and warranties hereunder.

         14.6 Interpretation. Whenever used herein, the term "including" shall be deemed to be followed by the words "without limitation." Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

         14.7 Governing Law. Each of Buyer and Seller hereby agree that the State of New York has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limiting the generality of the foregoing, matters of construction, validity and performance) this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed therein and all applicable law of the United States of America.

         14.8 Merger of Prior Agreements. This Agreement (including the exhibits hereto) constitutes the entire agreement between the parties with respect to the purchase and sale of the Premises specifically described herein and supersedes all prior and contemporaneous (whether oral or written) agreements and understandings between the parties hereto relating to the specific subject matter hereof.

         14.9 Attorneys' Fees. In the event of any action or proceeding at law or in equity or pursuant to Article 13 of this Agreement between Buyer and Seller (including an action or proceeding between Buyer and the trustee or debtor in possession while Seller is a debtor in a proceeding under the Bankruptcy Code or any successor statute to such Code) to enforce or interpret any provision of this Agreement or to protect or establish any right or remedy of either Buyer or Seller hereunder, the substantially unsuccessful party to such action or proceeding shall pay to the substantially prevailing party all costs and expenses, including, without limitation, reasonable attorneys' and paralegal fees and expenses, incurred in such action or proceeding and in any appeal in connection therewith by such prevailing party, whether or not such action, proceeding or appeal is prosecuted to judgment or other final determination, together with all costs of enforcement and/or collection of any judgment or other relief. The term "prevailing party" shall include, without limitation, a party who brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or final, non-appealable judgment. If such prevailing party shall recover judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' and paralegal fees shall be included in and as a part of such judgment.

         14.10 Relationship. It is not intended by this Agreement to, and nothing contained in this Agreement shall, create any partnership, joint venture, financing arrangement or other agreement between Buyer and Seller. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any person, firm, organization or corporation not a party hereto, and no such other person, firm, organization or corporation shall have any right or cause of action hereunder.

         14.11 Authority. The individuals signing below represent and warrant that they have the requisite authority to bind the entities on whose behalf they are signing.

         14.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. It shall be necessary to account for only one fully executed counterpart in proving this Agreement.

         14.13 Exhibits. References in this Agreement to Exhibits mean the exhibits described in the List of Exhibits attached hereto, all of which exhibits are incorporated by reference into this Agreement.


                           [signature page to follow]

         IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written.

                                         "BUYER"

                                         EQUITY INDUSTRIAL PARTNERS CORP.,
                                            a Massachusetts corporation


                                         By:  /s/
                                              ----------------------------------
                                              Name:
                                              Title:



                                        "SELLER"

                                        THE PENN TRAFFIC COMPANY,
                                           a Delaware corporation


                                         By:  /s/
                                              ----------------------------------
                                              Name:
                                              Title:



As Escrow Agent only for the
sole purpose of agreeing to
the provisions of Section 2.3
of this Agreement:

FIRST AMERICAN TITLE INSURANCE COMPANY



By: /s/
    --------------------------------
    Name:
    Title:

                                                                       Exhibit A


JAMESTOWN DC PROPERTY
---------------------

ALL THAT TRACT OR PARCEL OF LAND, situate in Town of Ellicott, County of Chautauqua, and State of New York, being part of Lot No. 58, Township 2 and Range 10 of the Holland Land Company's Survey, and being further bounded and described as follows:

BEGINNING at a found iron stake in the westerly line of Jackson Avenue, said iron stake being North 01(degree) 02' 00" East, 1050 feet from the intersection of the old centerline of Fairmount Avenue (formerly Lakewood Road) and the westerly line of Jackson Avenue, said iron stake also being at the northeasterly corner of lands conveyed to Timothy W. Mara by warranty deed recorded August 2, 1984 in the Chautauqua County Clerk's Office in Liber 2016 of Deeds at Page 188; thence North 88(degree) 59' 20" West along the northerly line of lands of said Mara 200.00 feet to a found iron stake; thence continuing along the same course North 88(degree) 59' 20" West, 527.85 feet to a found iron stake; thence continuing North 88(degree) 59' 20" West 126.13 feet to a found iron stake in the centerline of Greene Avenue (undeveloped); thence North 04(degree) 06' 32" East along the said centerline of Greene Avenue 535.98 feet to a found iron stake in the southeasterly line of lands of Consolidated Rail Corporation (formerly Erie-Lackawanna Railroad right-of-way); thence North 57(degree) 07' 00" East along the said southeasterly line of Consolidated Rail Corporation
175.85 feet to an iron stake; thence North 00(degree) 14' 00" West along an easterly line of lands of Consolidated Rail Corporation, 9.96 feet to an iron stake; thence South 88(degree) 58' 00" East along a southerly line of lands of Consolidated Rail Corporation. 42.06 feet to an iron stake; thence North 57(degree) 07' 00" East along the southeasterly line of lands of Consolidated Rail Corporation, 474.91 feet to a found iron stake; thence South 88(degree) 58' 00" East, 139.02 feet to a found iron stake; thence North 57(degree) 07' 00" East, 116.49 feet to an iron stake in the westerly line of Jackson Avenue (66 foot wide right-of-way), said iron stake being South 01(degree) 02' 00" East,
122.88 feet from a found iron stake at the intersection of the said westerly line of Jackson Avenue and the southeasterly line of lands of Consolidated Rail Corporation; thence South 01(degree) 02' 00" West along the said westerly line of Jackson Avenue. 130.00 feet to a found iron stake; thence continuing along the same line South 01(degree) 02' 00" West, 100.00 feet to a found iron stake; thence continuing along the same line South 01(degree) 02' 00" West, 100.00 feet to a found iron stake; thence continuing along the same line South 01(degree) 02' 00" West. 61.80 feet to an iron stake; thence South 88(degree) 58' East,
7.66 feet to an iron stake in the westerly line of Jackson Avenue (50 feet wide right-of-way); thence South 01(degree) 02' 00" West along the westerly line of Jackson Avenue, 581.15 feet to the iron stake at the point or place of beginning.

                                                                       Exhibit A


SYRACUSE 1 DC PROPERTY
----------------------

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Geddes, County of Onondaga and State of New York, being part of Lot 10 in said Town, being part of Onondaga Salt Springs Reservation, and being more specifically described as follows:

Beginning at a point in the westerly line of lands of the former D. L. & W. Railroad, (now Conrail) at the intersection of said westerly line with the northerly line of a parcel of land conveyed to Niagara Mohawk Power Corporation and recorded in Book of Deeds 556 at Page 501 in the Onondaga County Clerk's office,

Running thence South 58(degree) -11' -14" West a distance of 600.90 feet along the northerly line of said parcel conveyed to Niagara Mohawk Power Corporation to a point in the easterly line of a parcel appropriated by the State of New York and shown on Map 210 as parcel 293, (1983 appropriation),

Thence North 60(degree) -30' -10" West a distance of 98.48 feet along the easterly line of said appropriation to an angle point,

Thence North 53(degree) -29' -26" West a distance of 115.09 feet along the easterly line of said appropriation to an angle point,

Thence North 64(degree) -46' -46" West a distance of 116.0 feet along the easterly line of said appropriation to a point in the easterly line of another appropriation by the State of New York and shown on Map 122 as Parcel 164.

Thence North 48(degree) -05' -22" West a distance of 267.24 feet along the easterly line of said Parcel 164 and along the easterly line of another parcel of land appropriated by the State of New York and shown on Map 7-C as Parcel 300 to the northeasterly corner of said Parcel 300, (said northeasterly corner being the southeasterly corner of a parcel of land conveyed by the State of New York to Penn Traffic Company and shown on Map 9-C as Parcel 303 and recorded in Book of Deeds 3978 at Page 98 in the Onondaga County Clerk's office,

Thence South 29(degree) -56' -25" West a distance of 74.0 feet along the southerly line of said Parcel 303 to the southwesterly corner thereof,

Thence on the following courses and distances along the westerly line of said Parcel 303:

North 59(degree) -57' -38" West a distance of 299.69 feet to an angle point, North 55(degree) -17' -26" West a distance of 125.44 feet to an angle point, North 49(degree) -32' -19" West a distance of 146.74 feet to an angle point, North 41(degree) -42' -20" West a distance of 54.33 feet to an angle point, North 19(degree) -35' -08" West a distance of 23.0 feet to the northwesterly corner of said parcel 303,

Thence North 32(degree) -27' -40" East a distance of 181.97 feet along the northerly line of said Parcel 303 to an angle point,

Thence North 59(degree) -02' -52" East a distance 34.13 feet along the northerly line of said Parcel 303 to the northwesterly corner thereof,

Thence South 40(degree) -17' -18" East a distance of 43.0 feet along the easterly line of said Parcel 303 to a point in the southerly line of Walters Road, as widened by appropriations by the State of New York,

Thence North 56(degree) -07' -19" East a distance of 190.53 feet along the southerly line of Walters Road, as widened, to an angle point,

Thence North 58(degree) -16' -02" East a distance of 322.34 feet along the southerly line of Walters Road, as widened, to a point in the westerly line of lands of the former D. L. & W Railroad, now Conrail,

Thence South 51(degree) -45' -41" East a distance of 1223.0 feet along the westerly line of said Railroad to the point of beginning.

ALSO ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Geddes, County of Onondaga and State of New York, being part of Subdivision No. 2 on the east half of Farm Lot No. 10 of the Onondaga Salt Springs Reservation, bounded as follows, viz:

BEGINNING at a point on the Southwesterly sideline of Van Vleck Road, such point being where said Southwesterly sideline is intersected by the Northeasterly sideline of the strip of land now or formerly of the Erie Lackawanna Railroad Co.;

thence running along the boundary of said land now or formerly of the Erie Lackawanna Railroad Co. North 51(degree) 45' 41" West a distance of 255.10 feet to a point;

thence North 58(degree) 03' 20" East a distance of 86.48 feet to a point in the southwesterly line of Van Vleck Road;

thence South 31(degree) 56' 40" East along the southwesterly line of Van Vleck Road, a distance of 240 feet to the point and place of beginning.

ALSO ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Geddes, County of Onondaga, State of New York, being part of Farm Lot 7 of Town of Geddes, and being all the lands owned by said grantors in said Farm Lot 7 of said Town of Geddes, bounded on the South by Walters Road; on the East by the lands of the Delaware, Lackawanna Railroad, the West and north by the lands of the State of New York; which lands are particularly bounded and described as follows:
Beginning at the
intersection of the southerly line of the New York State Thruway, known as Interstate Route 90, and the easterly line of a parcel of land appropriated by the people of the State of New York for the widening of Route No. 48. State Highway No. 3496. shown as Parcel No. 20 on Map No. 19 filed in the Onondaga County Clerk's Office on June 19, 1961 in Book of Deeds 2047 at Page 136 etc.; running thence from the above-mentioned point of beginning North 77(degree) 37' 19" East along the southerly line of the New York State Thruway a distance of 1046.96 feet to the westerly line of lands of the D.L. and W. Railroad; thence South 51(degree) 45' 41" East along the westerly line of lands of the D .L. & W. Railroad a distance of 348.37 feet to the northerly line of lands appropriated by the State of New York and shown as Parcel No. 170 on Map No. 127. filed in the Onondaga County Clerk's Office on June 19, 1961 in Book of Deeds 2047 at Page 125, etc., thence South 60(degree).33' 52" West along the Northerly line of said last mentioned appropriation a distance of 470.11 feet to an angle point; thence North 83(degree) 23' 44" West along the northerly line of said last mentioned appropriation a distance of 57.01 feet to an angle point; thence North 67(degree) 40' 22" West along the northerly line of a parcel of land appropriated by the State of New York and shown as parcel No. 169 on Map No.
127. filed in the Onondaga County Clerk's Office on June 19, 1961 in Book of Deeds 2047 at Page 125 etc; a distance of 168.71 feet to an angle point; thence South 79(degree) 18' 30" West along the northerly line of said last above-mentioned appropriation a distance of 240.21 feet to the northwesterly corner of said last above-mentioned appropriation. (said corner being located on the easterly line of a parcel of land owned by the State of New York and recorded in Book of Deeds 1744 at Page 140 etc. in the Onondaga County Clerk's Office on April 13, 1955); thence North 42(degree) 36' 32" West along the easterly line of the lands of the State of New York a distance of 72 .64 feet to an angle point; thence South 60(degree) 04' 10" West along the northerly line of lands of the State of New York a distance of 121.42 feet in the southeasterly corner of a parcel of land appropriated by the State of New York and shown as Parcel #20 on Map #19 filed in the Onondaga County Clerk's Office on June 19, 1961 in Book of Deeds 2047 at Page 136 etc.; thence North 54(degree) 22' 46" West along the easterly line of the last above-mentioned appropriation a distance of 349.00 feet to the southerly line of lands of the New York State Thruway the point and place of beginning.

EXCEPTING THEREFROM property appropriated by the People of the State of New York by Notices of Appropriations recorded in the Onondaga County Clerk's Office on October 29, 1970 in Liber 2439 of Deeds, at Page 34, December 18, 1970 in Liber 2442 of Deeds. at Page 289, January 26. 1984 in Liber 3067 of Deeds, at Page 275, April 9. 1984 in Liber 3082 of Deeds. at Page 188 and November 30, 1983 in Liber 3053 of Deeds, at page 252.

                                                                       Exhibit A


SYRACUSE 2 DC PROPERTY
----------------------

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of VanBuren, County of Onondaga and State of New York and being a portion of Farm Lot #43, in said Town and being more particularly described as follows:

BEGINNING at the intersection of the present southerly right of way line of lands of the New York State Thruway with the present westerly right of way line of Winchell Road; thence South 15(degree)-40'-08" West; along said westerly line of Winchell Road, a distance of 182.18 feet to a point of curvature in said westerly line;

thence southerly, along said westerly line of Winchell Road, on a curve to the left, said curve having a radius of 494.75 feet, a distance of 117.52 feet to its intersection with the northerly line of property now or formerly owned by J.A. Winchell, as recorded in the Onondaga County Clerk's Office, in Liber of Deeds #2243, Page #1;

thence North 74(degree)-13'-45" West, along said northerly line of said Winchell property, a distance of 502.48 feet to the northwesterly corner of said Winchell property;

thence South 14(degree)-44' 37" West, along the westerly line of said Winchell property, a distance of 386.10 feet to the southwesterly corner of said Winchell property;

thence South 73(degree)-47' -37" East, along the southerly line of said Winchell property, a distance of 357.32 feet to the northwesterly corner of property now or formerly owned by C. Monette, as recorded in the Onondaga County Clerk's Office, in Liber of Deeds #3296, Page #124;

thence South 7(degree)-17'-37" East, along the westerly line of said Monette property and the westerly line of property now or formerly owned by D.P. Kolceski, as recorded in the Onondaga County Clerk's Office, in Liber of Deeds #3249, Page #160, a distance of 1134.66 feet to its intersection with the northerly right of way line of Walters Road;

thence North 73(degree)-47'-37" West, along said northerly line of Walters Road, a distance of 239.40 feet to a point of curvature in said northerly line;

thence westerly, along said northerly line of Walters Road, on a curve to the left, said curve having a radius of 1724.00 feet, a distance of 263.33 feet to a point of tangency in said northerly line;

thence North 82(degree)-32'-43"West, along the northerly line of said Walters Road property, a distance of 857.15' feet to the northwesterly corner of said Walters Road property;

thence North 16(degree)-30'-17" East, along said easterly line of said Humphrey property, a distance of 501.94 feet to the northeasterly corner of said property;

thence North 73(degree)-29'-43" West, along the northerly line of said Humphrey property and the northerly line of property now or formerly owned by S & J Brykarz, as recorded in the Onondaga County Clerk's Office, in Liber of Deeds #2448, Page #418, a distance of 500.00 feet to its intersection with the westerly line of Farm Lot #43 and the northwesterly corner of said Brykarz property;

thence North 16(degree)-30'-17" East, along said westerly of Farm Lot #43, a distance of 1106.76 feet to its intersection with said southerly line of said New York State Thruway;

thence South 83(degree)-52'-46" East, along said southerly line of said New York State Thruway, a distance of 1530.31 feet to the place of beginning.

Together with all rights and interest pursuant to the Permanent Easement Agreement dated August 21, 1992 and recorded February 2, 1993 in Liber 3824 at Page 22.

                                                                       Exhibit A


DUBOIS 1 DC PROPERTY
--------------------

ALL THAT CERTAIN lot or piece of land in the City of DuBois, Clearfield County, Pennsylvania, bounded and described as follows, to-wit:

BEGINNING at a point on the Northerly right of way line of Beaver Drive, said point being 2275.10 feet from the intersection of the right of way line of Beaver Drive and the right of way line of Shaffer Road (L.R. 402); thence by land of the City of DuBois and by a line parallel with the Western line of a parcel of land conveyed by the City of DuBois to the S. V. Corporation , now The Penn Traffic Company and recorded in Deed Book Volume 536, Page 524, North 20(degree) 24' 00" East, 247.67 feet to a point; thence by other land of the City of DuBois; and a line generally parallel with the Southern right-of-way line of the Consolidated Rail Corp. North 69(degree) 36' 00" West, 450.00 feet to a point; thence by land of the City of DuBois and a line parallel with the Western line of the S.V. Corporation, now The Penn Traffic Company, North 20(degree) 24' 00" East 854.38 feet to a point on the Southern right of way line of the Consolidated Rail Corp.; thence by the Southern right of way line of the Consolidated Rail Corp. by a chord through a 2(degree) 01' 54" curve to the right, South 71(degree) 33' 46" East, 193.16 feet to the P.T. of said curve, said point being 45.14 feet from the centerline of the Consolidated Rail Corp. right of way; thence by the Consolidated Rail Corp. right of way, South 69(degree) 36' 00" East 905.64 feet to the Northwest corner of a parcel of land conveyed by the City of DuBois to The Penn Traffic Company and recorded in Deed Book Volume 769, Page 114; thence by the Southern line of said parcel, South 53(degree) 29' 12" East 468.40 feet to a point on the western line of land of the S. V. Corporation, now The Penn Traffic Company; thence by the Western line of said parcel, South 20(degree) 24' 00" West 731.00 feet to a point at the Northeast corner of other land of the City of DuBois, said point also being North 20(degree) 24' 00" East 150.00 feet from the Northern right of way of Beaver Drive; thence by the North line of land of the City of DuBois and a line parallel with the Southern right of way line of the Consolidated Rail Corp., North 69(degree) 36' 00" West 1018.68 feet to a point; thence by the line of land of the City of DuBois and a line parallel with the Western line of the S.
V. Corporation, now The Penn Traffic Company, South 20(degree) 24' 00" West
238.23 feet to a point on the Northern right of way line of Beaver Drive; thence by the right of way line of Beaver Drive, North 76(degree) 19' 26" West 80.56 feet to the place of BEGINNING.

Map #7.3-031-000-10610

                                                                       Exhibit A


DUBOIS 2 DC PROPERTY
--------------------

ALL those certain pieces or parcels of land situate, lying and being in the City of DuBois, Clearfield County, Pennsylvania, being bounded and described as follows, to-wit:

THE FIRST THEREOF:

BEGINNING at an iron pipe, said iron pipe being at the intersection of the Southerly right of way line of the Pennsylvania Railroad and the Westerly legal right of way line of State Route No. 402, a/k/a Shaffer Road or State Route No. 4017; thence by the Westerly legal Right of Way line of State Route No. 402, the following courses and distances: South 24(degree) 45' 46" West 170.37 feet to a point; thence North 65(degree) 14' 4" West, 10 feet to a point; thence South 24(degree) 45' 46" West, 500 feet to a point; thence South 65(degree) 14' 4" East, 10 feet to a point; thence South 24(degree) 45' 46" West, 151.39 feet to a point; thence by the Northerly line of the Pennsylvania Electric Company, North 65(degree) 11' West, 239.81 feet to an iron pipe; thence by line of land of the City of DuBois, North 69(degree) 36' West 946.42 feet to an iron pipe; thence still by same North 20(degree) 24' East 820.57 feet to an iron pipe in the Southerly Right of Way line of the Pennsylvania Railroad; thence by the Southerly Right of Way line of the Pennsylvania Railroad, South 69(degree) 36' East 83.16 feet to an iron pipe; thence still by same, South 68(degree) 38' East 1165.04 feet to an iron pipe and the place of beginning.

THE SECOND THEREOF:

BEGINNING at an iron pipe in the Southerly Right of Way of the Pennsylvania Railroad, said point being the Northwest corner of a 23 acre parcel belonging to the Penn Traffic Company-Riverside Division; thence South 20(degree) 24' West 130 feet along Westerly line of Penn Traffic property; thence North 53(degree) 29' 12" West 468.4 feet to a point on Southerly right of way line of the Pennsylvania Railroad; thence South 69(degree) 36' East 450 feet along same Right of Way to an iron pipe and the place of beginning.

THE THIRD THEREOF:

BEGINNING at an iron pin, said iron pin being the Southwest corner of the existing property at the Riverside Division of the Penn Traffic Co.; thence by the Southerly line of the property of the Riverside Division of the Penn Traffic Co., property, South 69(degree) 36' East, 410.0 feet to a point; thence turning to the right along lands of the City of DuBois, South 20(degree) 24' West,
238.11 feet to a point on the Northerly Right of Way line of Beaver Drive; thence by the Northerly Right of Way line of Beaver Drive, North 63(degree) 39' 50" West, 412.21 feet to an iron pin; thence turning to the right by other lands of the City of DuBois, North 20(degree) 24' East, 195.48 feet to an iron pin and place of beginning.

The above property descriptions are in accordance with the survey of Lee-Simpson Associates, Inc., dated April 21,1999, last revised on June 2,1999, and designated as File No. 39915021.

                                                                       Exhibit B


                    FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY
                    -----------------------------------------

         THIS ASSIGNMENT OF INTANGIBLE PROPERTY is executed as of this day of , 2005, by The Penn Traffic Company, a Delaware corporation ("Assignor"), in favor of Equity Industrial Partners Corp., a Massachusetts corporation ("Assignee"), pursuant to that certain Agreement for Sale and Leaseback dated as of December 22, 2004 (the "Purchase Agreement"), by and between Assignor, as Seller, and Assignee, as Buyer.

         FOR VALUE RECEIVED, Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor's right, title and interest in, to and under the Intangible Property (as defined in the Purchase Agreement). Notwithstanding anything contained herein to the contrary, the Intangible Property being assigned pursuant to this Assignment of Intangible Property shall not include any intangible property used by Assignor in the ordinary course of the operation of its business, as presently conducted.

         Assignor hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Assignee, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Assignee, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Assignee, its nominees, successors and/or assigns, and protect its and/or their rights, title and interest in and enjoyment of, all of the Intangible Property, or to enable Assignee, its nominees, successors and/or assigns, to realize upon or otherwise enjoy the same.

         The provisions of this Assignment of Intangible Property shall be binding upon and inure to the benefit of Assignor, Assignee and their successors and assigns.


                           [signature page to follow]

         IN WITNESS WHEREOF, the undersigned has executed this Assignment of Intangible Property as of the date first above written.

                                         "ASSIGNOR"


                                         THE PENN TRAFFIC COMPANY,
                                              a Delaware corporation


                                         By: /s/
                                             ------------------------------
                                             Name:
                                             Title:

                                                                       Exhibit C


                                  FORM OF LEASE
                                  -------------

                                [attached behind]

                                                                       Exhibit D


                         FORM OF NON-FOREIGN CERTIFICATE

         To inform EQUITY INDUSTRIAL PARTNERS CORP., a Massachusetts corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code"), will not be required upon transfer of certain real property to Transferee by THE PENN TRAFFIC COMPANY, a Delaware corporation ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

         1. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder).

         2. Transferor's U.S. employer identification/social security number is as follows: 25-0716800.

         3. Transferor's office address is: 1200 State Fair Boulevard, Syracuse, New York 13209.

         Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Transferor understands that Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

         Transferor hereby agrees to indemnify, protect, defend (using counsel selected by Transferee) and hold Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, rights, demands, damages, costs and expenses of every kind, nature or character whatsoever (including, without limitation, actual attorneys' and paralegals' fees and court costs) incurred by Transferee as a result of: (i) Transferor's failure to pay U.S. Federal income tax which the Transferor is required to pay under applicable U.S. law arising in connection with the subject transaction; or
(ii) any false or misleading statement contained herein.

         Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: _________ __, 2005                      The Penn Traffic Company,
                                               a Delaware corporation


                                               By: /s/
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                       Exhibit E



                               WIRING INSTRUCTIONS
                               -------------------


BANK:                JP MORGAN CHASE
                     1166 AVENUE OF THE AMERICAS, 14TH FLOOR
                     NEW YORK, NY  10036

BANK CONTACT:        CAROLYN MCKENZIE
                     (212) 899-2150

ABA NO.:             021 000 021

ACCOUNT NAME:        FIRST AMERICAN TITLE INSURANCE COMPANY OF NEW YORK
                     PREFERRED DIVISION ESCROW

ACCOUNT NO.:         050-021931

REF.:                TITLE NO./DEAL NAME:  Penn Traffic
                     Steve G. Rogers

                                                                       Exhibit F


                         Form of Memorandum of Lease 1
                         -----------------------------

                               MEMORANDUM OF LEASE*


         THIS MEMORANDUM OF LEASE is made effective as of __, 2005 between EQUITY INDUSTRIAL PARTNERS CORP., a Massachusetts corporation ("Landlord"), with an address 145 Rosemary Street, Suite E, Needham, MA 02494, Attention: Donald Levine, and THE PENN TRAFFIC COMPANY, a Delaware corporation, ("Tenant") with an address at 1200 State Fair Boulevard, Syracuse, New York, 13209, Attention:
General Counsel, who agree as follows:

         1. Landlord leases to Tenant, and Tenant leases from Landlord, the real property (the "Premises") described in Exhibit A attached hereto.

         2. This Memorandum of Lease is subject to the terms, conditions and provisions of that certain Lease (the "Lease") between Landlord and Tenant dated of even date herewith, which is incorporated herein by reference as though set out here in full. The Lease shall control in the event of any conflict with this Memorandum of Lease.

         3. The primary term of the Lease is approximately fifteen (15) years, which term shall commence on even date herewith with renewal options as set forth in the Lease.

         4. Tenant has certain rights to offer to purchase and to purchase the Premises pursuant to the Lease.


                           [signature page to follow]



-----------------
*  Subject to modifications required by local law.

         IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease effective as of the date first above written.

                                        "LANDLORD"


                                        EQUITY INDUSTRIAL PARTNERS CORP.,
                                        a Massachusetts corporation


                                        By: /s/
                                            ---------------------------------
                                            Name:
                                            Title:


                                        "TENANT"


                                        THE PENN TRAFFIC COMPANY,
                                        a Delaware corporation


                                        By: /s/
                                            ---------------------------------
                                            Name:
                                            Title:


                                        Attach Acknowledgments

                                                                       Exhibit G


                                   EXCEPTIONS
                                   ----------

                                      None.

                                                                       Exhibit H
                                                                       ---------


                                SERVICE CONTRACTS
                                -----------------

                                      None.

                                    Exhibit I

                                Acquisition Cost

    ----------------------------------------------------------------------
      Property                                 Allocated Purchase Price
    ----------------------------------------------------------------------
      Jamestown DC Property                            $ 7,094,046
      Syracuse 1 DC Property                           $11,444,810
      Syracuse 2 DC Property                           $ 6,119,150
      DuBois 1 DC Property                             $ 4,996,102
      DuBois 2 DC Property                             $ 7,345,892
    ----------------------------------------------------------------------
      Purchase Price                                   $37,000,000
    ----------------------------------------------------------------------

                                                                       Exhibit J


                             PERMITTED ENCUMBRANCES
                             ----------------------


JAMESTOWN DC PROPERTY
---------------------

NOTE: ITEMS NUMBERED 1, 2, 4, 7 AND 8 WILL CEASE TO BE PERMITTED ENCUMBRANCES AS OF THE CLOSING DATE.

   1. A mortgage to secure an original principal indebtedness of $93,744,000.00, and any other amounts or obligations secured thereby, recorded on July 27, 1999 in Liber 2350 of Mortgages, Page 231.

         Dated: June 29, 1999
         Mortgagor: The Penn Traffic Company
         Mortgagee: Fleet Capital Corporation

   2. Town, County and School Taxes and Water and Sewer Rents in the years 2001 to 2003 inclusive. Town, County and School Taxes and Water and Sewer Rents for the current year.

   3. Possible tax increase based on additional assessment made by reason of new construction or for any major improvements to the premises pursuant to provisions of Acts of Assembly relating thereto, not yet due or payable.

   4. Subject to the Chapter 11 Petition for Relief under the United States Bankruptcy Code filed at Case Number: 03-22945 by The Penn Traffic Company in the United States Bankruptcy Court for the Southern District of New York.

   5. Matters shown by ALTA/ACSM Land Title Survey made by Abate Engineering Associates. P.C. dated November 19, 2004.

   6. Subject to permanent utility easement reserved by Chautauqua Development Company, Inc. in deed recorded April 1. 1993 in Liber 2289 of Deeds, Page 971.

   7. Subject to UCC-1 Financing Statement filed July 27, 1999, File #1999-3575 given by The Penn Traffic Company (Debtor) to Fleet Capital Corporation, as Agent (Creditor).

   8. Subject to UCC-1 Financing Statement filed August 30, 2004, File #2004-0335 from The Penn Traffic Company (Debtor) to Fleet Capital Corporation (Secured Party).

   9. Subject to an easement of necessity for egress and ingress as set forth in Deed of County of Chautaugua Industrial Development Agency and The Penn Traffic Company, dated May 25, 1999 and recorded May 28, 1999 in Deed Book 2413, page 966.

SYRACUSE 1 DC PROPERTY
----------------------

NOTE: ITEMS NUMBERED 1, 2, 6, 7 AND 8 WILL CEASE TO BE PERMITTED ENCUMBRANCES AS OF THE CLOSING DATE.

   1. A mortgage to secure an original principal indebtedness of $93,744,000.00, and any other amounts or obligations secured thereby, recorded on July 15, 1999 in Book 10290, Page 90.

         Dated:  June 29, 1999
         Mortgagor:  The Penn Traffic Company
         Mortgagee:  Fleet Capital Corporation

   2. Town, County and School Taxes and Water and Sewer Rents in the years inclusive.

   3. Town, County and School Taxes and Water and Sewer Rents for the current year.

   4. Matters shown on ALTA/ACSM Land Title Survey made by Cottrell Land Surveyors, P.C. dated September 9, 2004.

   5. Possible tax increase based on additional assessment made by reason of new construction or for any major improvements to the premises pursuant to provisions of Acts of Assembly relating thereto, not yet due or payable.

   6. Subject to the Chapter 11 Petition for Relief under the United States Bankruptcy Code filed at Case Number: 03-22945 by The Penn Traffic Company in the United States Bankruptcy Court for the Southern District of New York.

   7. UCC-1 Financing Statement filed July 16, 1999, File #99-06227 given by The Penn Traffic Company (Debtor) to Fleet Capital Corporation, as Agent (Creditor).

   8. UCC-1 Financing Statement filed July 16. 1999, File #99-06228 given by The Penn Traffic Company (Debtor) to Fleet Capital Corporation, as Agent (Creditor).

   9. Subject to utility easements granted to New York Telephone Company, doing business as NYNEX by instrument recorded in Liber 3978 of Deeds, at Page 89 on January 12, 1995.

   10. Subject to utility easements granted to Niagara Mohawk Power Corporation by instrument recorded in Liber 3978 of Deeds, at Page 93 on January 12, 1995.

   11. Subject to easements as reserved in deed recorded in Liber 3978 of Deeds, Page 97.

   12.   Claims to the land lying within the lines of Interstate 690.

   13.   Claims to the land lying within the lines of Walters Road.

   14. Subject to easement for sewer to County of Onondaga by instrument recorded in Liber 2378 of Deeds, at Page 53 on June 26, 1968.

   15. Subject to easement for sewer to County of Onondaga by instrument recorded in Liber 2378 of Deeds, at page 58 on June 26, 1968.

   16.   Claims to the land lying within the lines of Van Vleck Road.

   17.   Claims to the land lying within the lines of Walters Road.

   18.   Claims to the land lying within the lines of lnterstate 690.

   19. Subject to Terms and Conditions of Option Agreement dated March 18, 1982 between P&C Food Markets, Inc. and Anheuser-Busch, Incorporated recorded March 19, 1982 in Liber 2929 of Deeds, at Page 1. Notice of Exercise of Option recorded April 22, 1982 in Liber 2934 of Deeds, at page 235.

   20. Subject to easement to New York Transit Company recorded in Liber 1628 of Deeds, at page 619.

   21. Subject to easement to West Side Sanitary District for the Lakeland Trunk Sewer as referenced in Deed recorded in Liber 2420 of Deeds, at page 416.



SYRACUSE 2 DC PROPERTY
----------------------

NOTE: ITEMS NUMBERED 1, 2, 8 AND 16 WILL CEASE TO BE PERMITTED ENCUMBRANCES AS OF THE CLOSING DATE.

   1. A mortgage to secure an original principal indebtedness of $93,744,000.00, and any other amounts or obligations secured thereby, recorded on July 16, 1999 in Liber 10291 of Mortgages at Page 112 .

         Dated:  June 29, 1999
         Mortgagor:  The Penn Traffic Company and Onondaga County
                     Industrial Development Agency
         Mortgagee:  Fleet Capital Corporation

   2. Town, County and School Taxes and Water and Sewer Rents in the years 2001 to 2003 inclusive.

   3. Town, County and School Taxes and Water and Sewer Rents for the current year.

4. Any variation in location of lines or dimensions or other matters which an accurate survey would disclose, provided the same does not materially and adversely affect the value of the property or materially interfere with the current use of the property.

   5. Possible tax increase based on additional assessment made by reason of new construction or for any major improvements to the premises pursuant to provisions of Acts of Assembly relating thereto, not yet due or payable.

   6. Payment In Lieu Of Tax Agreement dated October 22, 1992 between P & C Food Markets, Inc. and the Onondaga County Industrial Development Agency and that Agreement dated June 1, 1992 between Baldwinsville Central School District and P & C Food Markets, Inc.; provided, that all payments due thereunder are paid in full, with no defaults, actions or claims against the borrower.

   7.    Claims to lands lying within the bounds of any street or highway.

   8. Subject to UCC-l Financing Statement filed July 16, 1999, File #1999-06252 given by The Penn Traffic Company (Debtor) to Fleet Capital Corporation, as Agent (Creditor).

   9. Subject to Easement dated February 2, 1950 between Eva Jenda, surviving tenant by the entirety of Peter Jenda, deceased and Niagara Mohawk Power Corporation recorded February 18, 1950 at Liber 1429 in Liber of Deeds at Page 371.

   10. Subject to Easement dated February 25, 1952 between Maurice J. Dewey and the Onondaga County Department of Public Works and recorded June 12, 1952 at Liber 1567 of Deeds at Page 413.

   11. Subject to Easement dated October 16, 1953 between Eva Jenda Szwejk, formerly Eva Jenda and Niagara Mohawk Power Corporation and recorded October 31, 1953 at Liber 1657 of Deeds at Page 177.

   12. Subject to Easement dated March 18, 1993 between P & C Food Markets, Inc., Onondaga County Industrial Development Agency and Niagara Mohawk Power Corporation and recorded April 22, 1993 in Liber 3839 of Deeds at Page 162.

   13. Subject to Easement dated August 21, 1992 between P & C Food Markets, Inc, and Deborah S. Kolceski and recorded February 2, 1993 in Liber 3824 at Page 22.

   14. Subject to Easement dated November 14, 1992 between P & C Food Markets, Inc. and Niagara Mohawk Power Corporation and recorded October 13, 1993 in Liber 3820 of Deeds at Page 130.

   15. Subject to Easement dated August 3, 1992 between P & C Food Markets, Inc., Onondaga County Water Authority and Town of VanBuren and recorded September 10, 1992 in Liber 3791 of Deeds at Page 191.

   16. Subject to the Chapter 11 Petition for Relief under the United States Bankruptcy Code filed at Case Number: 03-22945 by The Penn Traffic Company in the United States Bankruptcy Court for the Southern District of New York.



DUBOIS 1 DC PROPERTY
--------------------

NOTE: ITEMS NUMBERED 1, 2, 3, 4, 9, 10, 11, 17, 18, 19, 20, 21 AND 22 WILL CEASE
TO BE PERMITTED ENCUMBRANCES AS OF THE CLOSING DATE.

   1. A mortgage to secure an original principal indebtedness of $7,300,000.00, and any other amounts or obligations secured thereby, recorded on December 16, 1986 in Record Book Volume 1128, Page 490.

         Dated: December 1, 1986
         Mortgagor: Clearfield County Industrial Development Authority
         Mortgagee: Pittsburgh National Bank

         As assigned to Algemene Bank, Nederland, N.V. by assignment recorded March 4, 1991 as Record Book 1387, Page 366 .

         Partial Release and Modificiation of Mortgage and Security Agreement recorded April 24, 1992 in the Recorder's Office of Clearfield County, Pennsylvania in Record Book Volume 1456, Page 189.

   2. A mortgage to secure an original principal indebtedness of $488,000.00, and any other amounts or obligations secured thereby, recorded on September 21, 1989 in Record Book Volume 1183, Page 70 .

         Dated: August 17, 1987
         Mortgagor: Clearfield County Industrial Development Authority
                    and The Penn Traffic Company
         Mortgagee: City of DuBois

         A document recorded December 29, 1987 as Record Book Volume 1200, Page 498 of Official Records provides that the lien or charge of the deed of trust was subordinated to the lien or charge of the deed of trust recorded September 21, 1989 as Record Book Volume 1183, Page 70 of Official Records.

   3. A mortgage to secure an original principal indebtedness of $60,740.00, and any other amounts or obligations secured thereby, recorded on December 16, 1986 in Record Book Volume 1128, Page 510 .

         Dated: December 1, 1986
         Mortgagor: Clearfield County Industrial Development Authority
         Mortgagee: The Penn Traffic Company

   4. Town, County and School Taxes and Water and Sewer Rents in the years 2001 to 2003 inclusive.

   5. Town, County and School Taxes and Water and Sewer Rents for the current year.

   6.    Coal and mining rights and all rights related thereto.

   7. Any variation in location of lines or dimensions or other matters which an accurate survey would disclose, provided the same does not materially and adversely affect the value of the property or materially interfere with the current use of the property.

   8. Possible tax increase based on additional assessment made by reason of new construction or for any major improvements to the premises pursuant to provisions of Acts of Assembly relating thereto, not yet due or payable.

   9. Subject to the Chapter 11 Petition for Relief under the United States Bankruptcy Code filed at Case Number: 03-22945 by The Penn Traffic Company in the United States Bankruptcy Court for the Southern District of New York.

   10. A certified copy of a judgment or an abstract thereof, recorded August 7, 2001 as:

              Court:       Court of Common Pleas of Clearfield County,
                           Pennsylvania
              Case No.:    #2000-1121
              Debtor:      The Penn Traffic Company
              Creditor:    Lillian J. Kanary
              Amount:      $$17,500.00, and any other amounts due thereunder.

   11.   A financing statement recorded January 22, 1987 as #3442-1987. Debtor:
         The Penn Traffic Company Secured party: Clearfield County Industrial Development Authority

         Assignment and Amendment recorded March 21, 1991
         Continuation recorded August 19, 1991
         Miscellaneous filing on September 12, 1991
         Continuation recorded December 13, 1991
         Assignment recorded April 28, 1992
         Continuation recorded November 15, 1996
         Assignment recorded December 14, 2001
         Continuation recorded December 14, 2001

   12. Subject to the following rights of way as shown on Plan of Survey prepared by Sheldon W. Spigelmyer, Registered Land Surveyor, dated September 15, 1986, last revised October 29, 1986:

         a. From the City of DuBois to the Pennsylvania Electric Company by instrument dated October 25, 1948 and recorded in the Recorder's Office of Clearfield County, Pennsylvania in Miscellaneous Book 72, Page 177.

         b. From the City of DuBois to the Pennsylvania Electric Company by instrument dated November 28, 1978 and recorded in the Recorder's Office of Clearfield County, Pennsylvania in Miscellaneous Book 218, Page 356.

   13. Exact location of the right of way of Consolidated Rail Corporation with respect to cuts, slopes and fills is unknown.

   14. Subject to City of DuBois water line across the Northerly property line as shown on Plan of Survey prepared by Sheldon W. Spigelmyers, Registered Land Surveyor, dated September 15, 1986, last revised October 29, 1986.

   15. Subject to the following covenants and conditions in deed from City of DuBois to Clearfield County Industrial Development Authority dated August 27, 1986 and recorded September 3, 1986 in Deeds and Record Book Volume 1105, Page 228, viz:

         a. Building and application procedure requirements as set forth in the Industrial Park regulations shall be followed with no exceptions.

         b. Within one (1) year of completion of construction of the stipulated building , all areas of the above described land act paved for driveways or parking, excepting the unfilled are, shall be planted in grass and shrubbery.

   16. Subject to right of way from The Penn Traffic Company to The City of DuBois dated July 9, 1992 and recorded August 19, 1992 in the Recorder's Office of Clearfield County, Pennsylvania in Record Book Volume 1479, Page 90.

   17. Subject to Memorandum of Lease between Clearfield County Industrial Development Authority and The Penn Traffic Company dated December 1, 1986 and recorded December 16, 1986 in the Recorder's Office of Clearfield County, Pennsylvania in Record Book Volume 1128, Page 519.

   18. Subject to Pledge and Assignment from Clearfield County Industrial Development Authority to Pittsburgh National Bank, as Trustee and Chase Lincoln First Bank, N.A. dated December 1, 1986 and recorded December 16, 1986 in the Recorder's Office of Clearfield County, Pennsylvania in Record Book Volume 1128, Page 525.

   19. Subject to Pledge and Assignment with Acknowledgment thereof by The Penn Traffic Company between Clearfield County Industrial Development Authority to Algemene Bank Nederland N.V. dated March 1, 1991 and recorded March 4, 1991 in the Recorder's Office of Clearfield County, Pennsylvania in Record Book Volume 1387, Page 393.

   20. Subject to Affidavit of Patrick J. Reilly, Secretary of DuBois Area Economic Development Corporation dated November 5, 1986 and recorded December 16, 1986 in the Recorder's Office of Clearfield County, Pennsylvania in Record Book Volume 1128, Page 539.

   21. Subject to Affidavit of Leo C. Karoleski, Mayor of the City of DuBois, dated December 10, 1986 and recorded December 16, 1986 in the Recorder's Office of Clearfield County, Pennsylvania in Record Book Volume 1128, Page 542.

   22. Subject to Mortgage and Security Agreement from Clearfield County Industrial Development Authority to Chase Lincoln First Bank, N.A. in the principal sum of $995,000.00 dated as of December 1, 1986 and recorded December 16, 1986 in the Recorder's Office of Clearfield County, Pennsylvania in Deed and Record Book Volume 1128, Page 472.



DUBOIS 2 DC PROPERTY
--------------------

NOTE: ITEMS NUMBERED 1, 2, 6, 7 AND 8 WILL CEASE TO BE PERMITTED ENCUMBRANCES AS OF THE CLOSING DATE.

   1. A mortgage to secure an original principal indebtedness of $320,000,000.00, and any other amounts or obligations secured thereby, recorded on July 6, 1999 in Instrument Number: 199911121.

         Dated: June 29, 1999
         Mortgagor: The Penn Traffic Company, a Delaware Corporation
         Mortgagee: Fleet Capital Corporation

   2. Town, County and School Taxes and Water and Sewer Rents in the years 2001 to 2003 inclusive.

   3. Town, County and School Taxes and Water and Sewer Rents for the current year.

   4.    Coal and mining rights and all rights related thereto.

   5. Possible tax increase based on additional assessment made by reason of new construction or for any major improvements to the premises pursuant to provisions of Acts of Assembly relating thereto, not yet due or payable.

   6. Subject to the Chapter 11 Petition for Relief under the United States Bankruptcy Code filed at Case Number: 03-22945 by The Penn Traffic Company in the United States Bankruptcy Court for the Southern District of New York.

   7. Judgment Lien entered in favor of Lillian J. Kanary and against The Penn Traffic Company on August 17, 2001 at Case Number: 2000-1121 in the amount of $17,500.00.

   8. UCC-1 Financing Statement between Sunrise Properties, Inc., c/o the Penn Traffic Company, Debtor, and Fleet Capital Corporation, as Agent, Secured Party, recorded on July 6, 1999 in the Office of the Recorder of Deeds of Clearfield County, Pennsylvania as Instrument Number 199911122. Assignment to PNC Bank, National Association, formerly Pittsburgh National Bank, filed on December 14, 2001 at Number:
         200120128. Continuation filed on December 14, 2001 t Number: 200120129.

   9. Subject to all roads, public or private, affecting the premises and the rights of others therein.

   10. Subject to all matters set forth on survey of Lee-Simpson Associates, Inc., dated April 21, 1999, last revised on June 2, 1999.

   11. Subject to a Right of Way to The Buffalo and Pittsburgh Railroad, formerly Pennsylvania Railroad, including easements for cuts, fills, slopes and drains.

   12. Subject to the covenants, conditions and restrictions set forth in Deed Book Volume 536, page 524, and Deed Book Volume 487, page 10.

   13.   Subject to the following Rights of Way:

         a. The Penn Traffic Company-Riverside Division to Pennsylvania Electric Company, dated July 21, 1992, and recorded January 29, 1993, in the Recorder's Office of Clearfield County, Pennsylvania, in Volume 1511, page 514, for electric line.

         b. The Penn Traffic Company to The City of DuBois, dated June 2, 1998, and recorded March 17, 1999, in the Recorder's Office of Clearfield County, Pennsylvania, at No. 199904079, for construction and maintenance of proposed concrete curb and sidewalk.

         c. City of DuBois to Pennsylvania Electric Company, dated February 2, 1953 and recorded April 22, 1953, in Misc. Book 87, page 475, for electric line.

         d. City of DuBois to United Natural Company, dated September 10, 1958 and recorded October 24, 1958, in Misc. Book 113, page 88, for pipeline.

         e. DuBois City to Pennsylvania Electric Company, dated July 31, 1962 and recorded October 3, 1962, in Misc. Book 130, page 439, for electric line.

         f. Penn Traffic Company to The Bell Telephone Company of Pennsylvania, recorded July 17, 1968, in Misc. Book 147, page 224, for communication lines.

         g. City of DuBois to Pennsylvania Electric Company, dated November 28, 1978 and recorded January 12, 1979, in Misc. Book 218, page 356, for Electric line.

         h. Consent, Subordination and Assumption Agreement between DuBois Board of Trade and The Penn Traffic Company, dated March 30, 1979, and recorded August 3, 1979, at Misc. Book 221, page 485, for electric line.

         i. Right of Way recorded in Deed Book Volume 779, Page 433.

   14. Oil and Gas Lease from City of DuBois to Kewanee Oil Company, dated March 17, 1960 and recorded April 21, 1960, in Misc. Book 120, page 443.

   15. Oil and Gas Lease between the City of DuBois and The Kewanee Oil Company as directed and ordered by Order of Court, dated April 21, 1960 pursuant to Equity #4, February Term 1960 with respect to property described in Deed Book Volume 300, page 556.

   16. Oil and Gas Lease between the City of DuBois and the Kewanee Oil Company as directed and ordered by Order of Court, dated April 21, 1960 pursuant to Equity #5, February Term, 1960 with respect to property described in Deed Book Volume 300, page 552.

                                                                       Exhibit K

                 SURVEYS, PROPERTY CONDITION ASSESSMENT REPORTS
                       AND PHASE I ENVIRONMENTAL REPORTS
                 ----------------------------------------------


JAMESTOWN DC PROPERTY
---------------------

         Phase I Environmental Condition Report prepared by Environmental Compliance Services, Inc. dated November 2004.

         Property Condition Report prepared by Environmental Compliance Services, Inc. dated November 2004.

         ALTA/ACSM Land Title Survey made by Abate Engineering Associates. P.C., dated November 19, 2004.


SYRACUSE 1 DC PROPERTY
----------------------

         Phase I Environmental Condition Report prepared by Environmental Compliance Services, Inc. dated November 2004.

         Property Condition Report prepared by Environmental Compliance Services, Inc. dated November 2004.

         ALTA/ACSM Land Title Survey made by Cottrell Land Surveyors, P.C dated May 21, 1999.

         ALTA/ACSM Land Title Survey made by Cottrell Land Surveyors, P.C dated September 9, 2004.


SYRACUSE 2 DC PROPERTY
----------------------

         Phase I Environmental Condition Report prepared by Environmental Compliance Services, Inc. dated November 2004.

         Property Condition Report prepared by Environmental Compliance Services, Inc. dated November 2004.

         ALTA/ACSM Land Title Survey made by Cottrell Land Surveyors, P.C dated April 16, 1999, revised June 18, 1999.


DUBOIS 1 DC PROPERTY
--------------------

         Phase I Environmental Condition Report prepared by Environmental Compliance Services, Inc. dated October 2004.

         Property Condition Report prepared by Environmental Compliance Services, Inc. dated October 2004.

         ALTA/ACSM Land Title Survey made by Lee-Simpson Associates dated December 2004 (to be provided after the date hereof).


DUBOIS 2 DC PROPERTY
--------------------

         Phase I Environmental Condition Report prepared by Environmental Compliance Services, Inc. dated October 2004.

         Property Condition Report prepared by Environmental Compliance Services, Inc. dated October 2004.

         ALTA/ACSM Land Title Survey made by Lee-Simpson Associates dated October 21, 2004.

                               PLAN SCHEDULE 5.16
                               ------------------

                               PLAN SCHEDULE 5.16

                        PROPOSED TERMS OF POST-EFFECTIVE
                             DATE TRADE LIEN PROGRAM

         Pursuant to the First Amended Joint Plan of Reorganization (the "Plan"), dated February 4, 2005, for The Penn Traffic Company (the "Reorganized Debtor Representative") and its Affiliated Debtors (collectively, the "Debtors"), the Debtors intend to seek approval of a post-effective date trade lien program (the "Post-Effective Date Trade Lien Program") on substantially the terms and conditions set forth below. The terms and conditions as well as the effectiveness of the Post-Effective Date Trade Lien Program are subject in all respect to the negotiation and execution of definitive documentation in respect thereof (the "Trade Lien Documents"), including a collateral trust agreement (the "CTA") and an intercreditor and subordination agreement (the "Intercreditor Agreement") in favor of the lenders (the "Exit Lenders") party to the post-effective date financing facilities (including any replacements or refinancings thereof, the "Exit Facilities") to be entered into by the Reorganized Debtors upon the Effective Date of the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan. In the event of a conflict between the provisions set forth below and in the Trade Lien Documents, the terms of the Trade Lien Documents shall prevail.

PRINCIPAL TERMS/DEFINITIONS

--------------------------------------------------------------------------------------------------
Eligible Vendor:                     A trade vendor who (i) provides Subject Inventory or Other
                                     Services to any Reorganized Debtor on Minimum Trade Terms
                                     during the Term (as defined below), (ii) executes a letter agreement setting forth the applicable Minimum Trade Terms in a form reasonably acceptable to the Reorganized Debtor
                                     Representative and the Creditor's' Committee or, if
                                     post-Effective Date, the Trade Lien Collateral Agent (the
                                     "Letter Agreement") on or before the Deadline (as defined
                                     below) and (iii) otherwise complies with the terms and
                                     conditions of the Trade Lien Documents, including the
                                     notice provisions described below under the heading "Opting
                                     Out."

                                     "Deadline" shall mean July 1, 2005 or such later date as may be agreed to by the Reorganized Debtors, the Trade Lien
                                     Collateral Agent and the subject vendor.

--------------------------------------------------------------------------------------------------
Subject Inventory:                   Any "inventory" (as defined in the Uniform Commercial Code in the State of New York) sold to a Reorganized Debtor, other than inventory (x)

--------------------------------------------------------------------------------------------------
                                     sold on a consignment or sale on approval basis or (z) which is otherwise supported by a letter of credit, bankers'
                                     acceptance or other form of security (excluding any surety bond issued under PACA).
--------------------------------------------------------------------------------------------------
Other Services:                      Any services provided by a service vendor to a Reorganized
                                     Debtor on a regular basis and in the ordinary course of
                                     business, including printing services in respect of the
                                     Reorganized Debtors' weekly circulars and other like
                                     services.
--------------------------------------------------------------------------------------------------
Secured Trade Claims:                All amounts validly due and owing by a Reorganized Debtor to any Eligible Vendor with respect to the sale of Subject
                                     Inventory or the provision of Other Services, in each case, on Minimum Trade Terms during the Term. In addition, any
                                     Trade Lien Claim that remains unpaid as of the Effective Date as well as the PBGC Allowed Administrative Claim shall be
                                     considered a Secured Trade Claim hereunder entitled to the benefits of the Post-Effective Trade Lien.
--------------------------------------------------------------------------------------------------
Opting Out:                          Nothing herein or in the Trade Lien Documents
                                     shall prohibit an otherwise Eligible Vendor from terminating its participation in the Post-Effective Date Trade Lien
                                     Program; PROVIDED, that to do so such vendor must (i) give the Reorganized Debtor Representative at least 10 business days' prior notice (the "Notice Period") of its decision to no longer offer Minimum Trade Terms or otherwise not to
                                     participate in the program and (ii) continue to provide
                                     Subject Inventory or Other Services, as the case may be, to the Reorganized Debtors consistent with prior practice on
                                     Minimum Trade Terms during such Notice Period. If such notice is not provided, then the Reorganized Debtors (or any
                                     relevant estate representative) may treat as unsecured and not entitled to the benefit of the Post-Effective Date Trade
                                     Lien any and all amounts due and owing to such vendor for
                                     Inventory or Other Services provided to the Reorganized
                                     Debtors during the 10 business day period preceding the
                                     Vendor Termination Date (as defined below) (the "Excluded
                                     Claims"). The

--------------------------------------------------------------------------------------------------
                                     "Vendor Termination Date" for any particular vendor shall be the date in which it refuses to provide the Reorganized
                                     Debtors with Minimum Trade Terms in accordance with the
                                     Letter Agreement. Notwithstanding the foregoing, no vendor will be required to comply with the foregoing notice
                                     requirements following a Termination Event. Other than with respect to Excluded Claims, if a vendor shall cease to be an
                                     Eligible Vendor for any reason during the Term, all Secured
                                     Trade Claims unpaid as of such termination shall continue to be secured by the Post-Effective Date Trade Lien until such
                                     Secured Trade Claims have been paid in full.
--------------------------------------------------------------------------------------------------
Minimum Trade Terms:                 Trade credit on terms mutually acceptable to the Reorganized
                                     Debtors and the particular vendor; PROVIDED that such trade terms shall be (i) as to number of days, an amount at least equal to the lesser of (x) 30 days or (y) the average number of days of trade credit offered by the relevant vendor to the
                                     Reorganized Debtors (or, for new vendors, to its regular
                                     customers of comparable size) for the period beginning one year prior to the Petition Date and ending 45 days prior to the Petition Date (the "Subject Period") (or such number of days as shall be mutually acceptable to the Reorganized
                                     Debtor and the subject vendor), (ii) as to amount, shall mean that such vendor has made available to the Reorganized
                                     Debtors a revolving line of trade credit in an amount
                                     consistent with prior practice during the Subject Period or, if less, is in an amount sufficient to satisfy the
                                     Reorganized Debtors' post-Effective Date trade requirements with respect to such vendor in the ordinary course of
                                     business and (iii) shall include such cash discounts,
                                     allowances and other applicable credit programs as are
                                     offered by such vendor in the normal course of its business to its regular non-delinquent customers of comparable size, all of which shall be set forth in the Letter Agreement (as defined below). Notwithstanding the foregoing, in no event shall Minimum Trade Terms be less (in days and in amount)
                                     than that which was offered by such vendor to the Debtors

--------------------------------------------------------------------------------------------------
                                     during the pendency of the Cases.
--------------------------------------------------------------------------------------------------
Trade Lien Collateral Agent:         ___________, acting as collateral trustee for the Eligible
                                     Vendors, or such other person or entity reasonably acceptable to the Reorganized Debtor Representative and the Creditors'
                                     Committee (or, if post-Effective Date, the outgoing Trade
                                     Lien Collateral Agent).
--------------------------------------------------------------------------------------------------
Trade Lien Collateral:               All or substantially all of the Debtors' personal property and owned real property that is otherwise subject to an Exit
                                     Facility Lien (the "Trade Lien Collateral"), provided that in no event shall such Trade Lien Collateral include any and all leases of real property or such other property expressly
                                     excluded under the terms of the Trade Lien Documents.
--------------------------------------------------------------------------------------------------
Security Documents:                  The Reorganized Debtors shall execute in favor of the Trade
                                     Lien Collateral Agent such mortgages and security agreements in favor of the Trade Lien Collateral Agent as are necessary and appropriate to create a valid lien on the Trade Lien
                                     Collateral and in such form as is reasonably satisfactory to the Reorganized Debtor Representative, the Trade Lien
                                     Collateral Trustee (if one has been appointed), the Creditors
                                     Committee and the agents for the Exit Lenders (the "Exit
                                     Facility Agents"). Except to the extent available in
                                     connection with the Exit Facilities, the Reorganized Debtors shall not be required to obtain appraisals, surveys,
                                     environmental review, legal opinions or title insurance
                                     (unless the cost thereof to the Reorganized Debtors is de
                                     minimus) in connection with any such security documents, and no leasehold mortgages, assignments of lease, landlord
                                     consents, bailee letters and the like shall be required in connection therewith.
--------------------------------------------------------------------------------------------------
Lien Priority:                       The Reorganized Debtors shall grant to the Trade Lien
                                     Collateral Agent for the PARI PASSU benefit of all holders of
                                     Secured Trade Claims a lien on all of the Trade Lien
                                     Collateral whether now existing or hereafter created (the
                                     "Post-Effective Date Trade Liens"), which Post-Effective Date
                                     Trade Lien shall be junior and subordinate to the Exit
                                     Facility

--------------------------------------------------------------------------------------------------
                                     Liens and to certain senior permitted liens, all as more
                                     fully set forth in and subject to the terms of the Trade Lien
                                     Documents, including the Intercreditor Agreement. The Trade
                                     Lien Collateral may be subject to other permitted liens to the extent permitted under any of the Exit Facilities, but such other permitted liens shall have priority over the
                                     Post-Effective Date Trade Lien only to the extent such other permitted liens would have priority over the Exit Facility
                                     Liens.
--------------------------------------------------------------------------------------------------
Subordination:                       To the extent, and except as otherwise provided in, the Trade
                                     Lien Documents, all Secured Trade Claims shall be junior and subordinate to all obligations outstanding from time to time under the Exit Facilities, but senior to any present or
                                     future claim, right or interest that a Creditor receiving a distribution under the Plan has in or to property of any
                                     Reorganized Debtor (other than an Exit Facility Lien or a
                                     lien permitted under the Trade Lien Documents).
--------------------------------------------------------------------------------------------------
Reporting:                           The Reorganized Debtors shall provide periodic reports to the
                                     Trade Lien Collateral Agent as provided in the Trade Lien
                                     Documents. To the extent provided for under the Trade Lien
                                     Documents, the Trade Lien Collateral Agent or the Reorganized
                                     Debtor Representative may provide certain periodic
                                     information to an Eligible Vendor or service provider who
                                     requests a copy and executes a confidentiality and
                                     non-trading agreement in form and substance reasonably
                                     satisfactory to the Reorganized Debtor Representative.

--------------------------------------------------------------------------------------------------
Releases:                            The Post-Effective Date Trade Lien on any Trade Lien
                                     Collateral shall be automatically released and discharged if any such Trade Collateral is sold or otherwise disposed of in a transaction permitted under the Exit Facilities or
                                     otherwise consented to by the requisite Exit Lenders;
                                     PROVIDED that such Post-Effective Date Trade Lien shall
                                     attach to any net proceeds of any Trade Lien Collateral on the terms and conditions set forth in the Trade Lien
                                     Documents, including the Intercreditor Agreement. Upon the
                                     Remedies Effective Date (as defined

--------------------------------------------------------------------------------------------------
                                     below), but subject in all respects to the Trade Lien
                                     Documents, including the Intercreditor Agreement, the balance of any proceeds from the sale or other disposition of any
                                     Trade Lien Collateral shall be held by the Trade Lien
                                     Collateral Agent in a reserve account for the pro rata
                                     benefit of all holders of Secured Trade Claims. The Trade
                                     Lien Collateral Agent shall have the right to surcharge such reserve for any costs and expenses incurred by it in
                                     connection with the enforcement of remedies, including any costs and expenses incurred in connection with the
                                     disposition of any Trade Lien Collateral.
--------------------------------------------------------------------------------------------------
Foreclosure Remedies:                The Trade Lien Collateral Agent shall have sole power and
                                     authority to act on behalf of all holders of Secured Trade
                                     Claims with respect to, among other things, the enforcement of remedies as if it were the secured party with all rights and powers accorded to secured creditors under the Uniform
                                     Commercial Code or other applicable law. As further set forth in, and subject to the terms of, the Trade Lien Documents, including the Intercreditor Agreement, the Trade Lien
                                     Collateral Agent shall not be entitled to exercise any
                                     foreclosure or other remedies hereunder or with respect to the Trade Lien Collateral until (x) all obligations under the
                                     Exit Facilities shall have been repaid in full in cash,
                                     including the cash collateralization of all outstanding
                                     letters of credit, and the commitments thereunder have been terminated and (y) following such repayment, at least five
                                     (5) business days' prior written notice has been given to the
                                     Reorganized Debtor's Representative (the "Remedies Effective
                                     Date"). As further set forth in, and subject to the terms of, the Trade Lien Documents, including the Intercreditor
                                     Agreement, nothing herein shall obligate any Exit Facility
                                     Agent or any Exit Lender to take any particular action or
                                     inaction with respect to any of the Trade Lien Collateral, including the marshalling of assets.
--------------------------------------------------------------------------------------------------
Term/Termination of Post-Effective   The term (the "Term") of the Post-Effective Date Trade Lien
Trade Lien Program:                  Program shall commence on the Effective Date and end on the
                                     [eighteen (18)

--------------------------------------------------------------------------------------------------
                                     month] anniversary of the Effective Date (or such later date as may be agreed to by the Reorganized Debtors and the Trade
                                     Lien Collateral Agent, but in no event later than the second anniversary of the Effective Date); PROVIDED, that the
                                     Post-Effective Date Trade Lien Program contemplated hereunder may be terminated early (a "Termination Event") upon the
                                     earlier of (i) at any time following the first anniversary of the Effective Date, at the election of the Reorganized
                                     Debtors, upon not less than 45 days prior written notice to the Trade Lien Collateral Agent and the holders of Secured
                                     Trade Claims (at their last known addresses), (ii) the entry of an order for relief in any bankruptcy or insolvency
                                     proceeding against any Reorganized Debtor (other than a
                                     Reorganized Debtor having no material operations) and (iii)
                                     the cessation of the Reorganized Debtors' businesses.
                                     Notwithstanding the termination of the Post-Effective Date
                                     Trade Lien Program, the validity and priority of the
                                     Post-Effective Date Trade Lien shall remain in full force and effect and will not be released or discharged until all
                                     Secured Trade Claims have been paid in full or adequate
                                     provisions reasonably acceptable to the Trade Lien Collateral
                                     Agent have been made for the prompt repayment in full of all such Secured Trade Claims.
--------------------------------------------------------------------------------------------------

                                PLAN SCHEDULE 8.6

-----------------------------------------------------------------------------------------------------------------------
                                          LIST OF PRESERVED CAUSES OF ACTION
-----------------------------------------------------------------------------------------------------------------------
Claims by the Debtors against the following vendors for, INTER ALIA, monies due and owing on account of prepayments, overpayments, allowances, rebates or other amounts due for which the Debtors have not received payment:
-----------------------------------------------------------------------------------------------------------------------
A & M Cleaning Pro.                       Giovanni Food Co. Inc.                 Painter Distributing
-----------------------------------------------------------------------------------------------------------------------
A D G                                     Glaxosmith Kline                       Palermo's Frozen Pizza
-----------------------------------------------------------------------------------------------------------------------
A L George Inc.                           Glazersdistributor                     Palm Bay Imports
-----------------------------------------------------------------------------------------------------------------------
A Sweet Occasion                          Globalhousehold                        Palmer Candy Co.
-----------------------------------------------------------------------------------------------------------------------
A.P. Deauville, LLC                       Glory Foods Inc.                       Palmyra Bologna
-----------------------------------------------------------------------------------------------------------------------
AAA Restaurant & Equipment                Goetze Candy Co Inc.                   Pameco Syracuse
-----------------------------------------------------------------------------------------------------------------------
Abbott Foods                              Gold Kist Inc.                         Panarama Inc.
-----------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                       Golden Books Pub.                      Panasonic Industrial Co.
-----------------------------------------------------------------------------------------------------------------------
Aberfoylesprings                          Good Housekeeping                      Paper Mate
-----------------------------------------------------------------------------------------------------------------------
Absolut Marketing Inc.                    Good Humor-Breyers L.C.                Papermagicgroup
-----------------------------------------------------------------------------------------------------------------------
Ace Bayou Corp.                           Goodmark Foods Inc.                    PAR Group
-----------------------------------------------------------------------------------------------------------------------
Ach Food Companies, Inc.                  Gorton Co.                             Paradise Inc.
-----------------------------------------------------------------------------------------------------------------------
Acme United Corporation                   Gourmet Boutique, LLC                  Paramount Farms
-----------------------------------------------------------------------------------------------------------------------
Acmeinternation                           GPX Inc.                               Parco Foods, L.L.C.
-----------------------------------------------------------------------------------------------------------------------
Adg                                       Graciousliving                         Paris Accessories, Inc.
-----------------------------------------------------------------------------------------------------------------------
Adirondack Beverages                      Graeter's Ice Cream                    Paris Business Products
-----------------------------------------------------------------------------------------------------------------------
Adirondack Maple Farms                    Grand-Bay Foods                        Parispresents
-----------------------------------------------------------------------------------------------------------------------
Advance Publishers                        Grandma Brown's Beans Inc.             Park Farms
-----------------------------------------------------------------------------------------------------------------------
Advanced Fire Protection Inc.             Granprixelectro                        Parkavenue
-----------------------------------------------------------------------------------------------------------------------
Advanced Medical Optics                   Gravy Master Co.                       Parmalat USA Corp.
-----------------------------------------------------------------------------------------------------------------------
Advanced Research Laboratories            Great American Herb Co.                Par-Pak Ltd.
-----------------------------------------------------------------------------------------------------------------------
Advanced Vision                           Great Lakes Cheese Company, Inc.       Party Source
-----------------------------------------------------------------------------------------------------------------------
Advantage Sales & Marketing               Great Lakes Kraut Co. Llc              Pasta Fresca
-----------------------------------------------------------------------------------------------------------------------
Aep Industries Inc.                       Great Northern Products                Pasturized Eggs
-----------------------------------------------------------------------------------------------------------------------
Aidell's Sausage                          Greatlakesscrip                        Patriot
-----------------------------------------------------------------------------------------------------------------------
Aim Corrugated Container Corp.            Green Bay Dressed Beef                 Pbm Products
-----------------------------------------------------------------------------------------------------------------------
AJM Packaging                             Green Pharmaceuticals                  PDK Worldwide Enterprises, Inc.
-----------------------------------------------------------------------------------------------------------------------
Akpharma Inc.                             Griffith Energy                        Pearson Candy Co.
-----------------------------------------------------------------------------------------------------------------------
Alamance Foods Inc.                       Gristmill                              Pennant Fruit Products Inc.
-----------------------------------------------------------------------------------------------------------------------
Alaskan Falls Water Co. Ltd.              Groupe Seb USA                         Penobscot Frozen Foods Inc.
-----------------------------------------------------------------------------------------------------------------------
Alberto Culver                            Grunerd Jahr USA                       Pentech
-----------------------------------------------------------------------------------------------------------------------
Alcon Laboratories Inc.                   GSA                                    Peoriaplastics
-----------------------------------------------------------------------------------------------------------------------
Alexander Global Promotions               Gtt International Inc.                 Pepsi Cola Btlg Co-Elmira
-----------------------------------------------------------------------------------------------------------------------
Alfresh Foods                             Guiness Bass Imports                   Pepsi North Country Vending
-----------------------------------------------------------------------------------------------------------------------
Allegany Beverage Corp.                   Guttenplan's Bakery                    Pepsico Foods Imports
-----------------------------------------------------------------------------------------------------------------------
Alleghany Pharmacal Corp.                 Gwaltney Of Smithfield Ltd.            Pepsi-Cola Company
-----------------------------------------------------------------------------------------------------------------------
Allen Canning Co.                         H C Brill Co. Inc.                     Perfect Art
-----------------------------------------------------------------------------------------------------------------------
Allergan Inc.                             H.T. Redemption Center                 Perfection Bakeries, Inc.
-----------------------------------------------------------------------------------------------------------------------
Allied Domecq Wines USA                   Hachette Inc.                          Perfetti Van Melle USA
-----------------------------------------------------------------------------------------------------------------------
Allied Old English Inc.                   Hain Celestiao Group                   Performance Labs
-----------------------------------------------------------------------------------------------------------------------
Allied Supply Co.                         Hamilton News Co Inc.                  Performark, Inc.
-----------------------------------------------------------------------------------------------------------------------
Alliedinternati                           Hanover Foods Corporation              Perio, Inc.
-----------------------------------------------------------------------------------------------------------------------
Alliedsales                               Hansen's Natural Beverages             Perioproducts
-----------------------------------------------------------------------------------------------------------------------
Alltrista Consumer Products Co.           Happy Ice Corp.                        Perkins Food
-----------------------------------------------------------------------------------------------------------------------
Alltrista Corp.                           Harmonassociate                        Perry's Ice Cream
-----------------------------------------------------------------------------------------------------------------------
Almaden Vineyards                         Hartz Mountain Corp.                   Personalcarepro
-----------------------------------------------------------------------------------------------------------------------
                                          Harvest Ventures, Inc.                 Petals Distributing Company
-----------------------------------------------------------------------------------------------------------------------
Alsey/Emess Lighting                      Harvest View Farm Market               Pezcandy
-----------------------------------------------------------------------------------------------------------------------
Altadis U.S.A.                            Hasbro                                 Pharmacia & Upjohn
-----------------------------------------------------------------------------------------------------------------------
American Candy Mfg.                       Hatfield Quality Meats Inc.            Pharmaton Natural Health
-----------------------------------------------------------------------------------------------------------------------
American Connoisseur                      Health Care Products                   Pharmavite Corporation
-----------------------------------------------------------------------------------------------------------------------
American Dairy Brands                     Health Product Tech.                   PHD
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                          LIST OF PRESERVED CAUSES OF ACTION
-----------------------------------------------------------------------------------------------------------------------
American Food Group                       Healthguard International, Inc.        Philadelphiache
-----------------------------------------------------------------------------------------------------------------------
American Licorice Co.                     Health-Tech Inc.                       Philip Morris Co.
-----------------------------------------------------------------------------------------------------------------------
American Media Inc.                       Hebertcandies                          Phillips Foods, Inc.
-----------------------------------------------------------------------------------------------------------------------
American Nutrition                        Hedstrom                               Physiciansformu
-----------------------------------------------------------------------------------------------------------------------
American Pie                              Heinz Frozen Food Company              Pic Corp.
-----------------------------------------------------------------------------------------------------------------------
American Popcorn Co.                      Heinz Pet Products Co.                 Pictsweet Frozen Foods
-----------------------------------------------------------------------------------------------------------------------
American Sugar Refining Co.               Heinz USA                              Pierre's
-----------------------------------------------------------------------------------------------------------------------
Americanimporti                           Helenecurtis                           Pik Nik Foods, USA
-----------------------------------------------------------------------------------------------------------------------
Americanitalian                           Helman Group                           Pilgrims Pride Corporation
-----------------------------------------------------------------------------------------------------------------------
Amerifit Nutrition                        Heluva Good Cheese Inc.                Pinemountain
-----------------------------------------------------------------------------------------------------------------------
Amerisource Funding Inc.                  Henkel Consumer Adhesives, Inc.        Pinnacle Foods Corp.
-----------------------------------------------------------------------------------------------------------------------
Ameriwood                                 Henny Penny Farms                      Pinnakle/San Diego
-----------------------------------------------------------------------------------------------------------------------
Amurol Confections Co.                    Herbert Stanley                        Pioneer Flour Mills
-----------------------------------------------------------------------------------------------------------------------
Anchor Frozen Food Corp.                  Heritage Consumer Products             Pjsquares
-----------------------------------------------------------------------------------------------------------------------
Anchor Home Products                      Heritage Food Serv Equip. Inc.         Pl Developments
-----------------------------------------------------------------------------------------------------------------------
Anderson Bakery Co Inc.                   Herky's Food Products Inc.             Plano Molding
-----------------------------------------------------------------------------------------------------------------------
Andersonpretzel                           Herman Falter Packing Co.              Plattsburgh Dist Co Inc.
-----------------------------------------------------------------------------------------------------------------------
Andrew Jergens Co.                        Hero Nutritional Products              Playtex
-----------------------------------------------------------------------------------------------------------------------
Andy's Salsa                              Hershey Chocolate USA                  Plbsports
-----------------------------------------------------------------------------------------------------------------------
Annie's Naturals                          Hetty Fair                             Pliant Solutions Corp.
-----------------------------------------------------------------------------------------------------------------------
Ansell Healthcare Products Inc.           Hickory Farms                          Plochman Inc.
-----------------------------------------------------------------------------------------------------------------------
Ansellpersonalp                           Hilco                                  Poblano Hot Sausage
-----------------------------------------------------------------------------------------------------------------------
Anthony Thomas Candy Company              Hill's Pet Nutrition                   Polarindustries
-----------------------------------------------------------------------------------------------------------------------
Apothecary Products Inc.                  Hillshirefarms                         Polaroid Corporation
-----------------------------------------------------------------------------------------------------------------------
Apple & Eve, LLC                          Hilltop Dairy Inc.                     Pompeian Inc.
-----------------------------------------------------------------------------------------------------------------------
Applica Consumer Products Inc.            Himmel Hair Care                       Pooley Inc.
-----------------------------------------------------------------------------------------------------------------------
Aquastar                                  Himmel Nutrition Inc.                  Popcorn Board
-----------------------------------------------------------------------------------------------------------------------
Archabald Candy                           Hines Horticulture Inc.                Poppee's Popcorn
-----------------------------------------------------------------------------------------------------------------------
Archway                                   Hit Entertainment                      Portable Products Inc.
-----------------------------------------------------------------------------------------------------------------------
Archway Cookies, LLC                      HMS Mfg. Co.                           Portion Pac Inc.
-----------------------------------------------------------------------------------------------------------------------
Armkell, LLC                              Hoffman Poultry Inc.                   Potlatch Corp.
-----------------------------------------------------------------------------------------------------------------------
Armour Swift Eckrich                      Hofmann Sausage Co. Inc.               Potter Inc.
-----------------------------------------------------------------------------------------------------------------------
Arrow Plastic Mfg.                        Hogilpharmaceut                        Powell
-----------------------------------------------------------------------------------------------------------------------
Arthritis Research                        Holiday Housewares Inc.                Powerbarincorpo
-----------------------------------------------------------------------------------------------------------------------
Arthur R Gren Beer                        Holland American Wafer                 Prairie Farms
-----------------------------------------------------------------------------------------------------------------------
Asap Food Products                        Holmesair                              Preferred Brands
-----------------------------------------------------------------------------------------------------------------------
Asiana Cuisine Enterprise Inc.            Holmesproducts                         Premierbeverage
-----------------------------------------------------------------------------------------------------------------------
Associated Milk Producers                 Holyfamilychurch                       Premio Foods
-----------------------------------------------------------------------------------------------------------------------
Associatedhygenicdrypers                  Home Products International            Premium Beverage NA
-----------------------------------------------------------------------------------------------------------------------
AT&T Solutions                            Home Styles                            Prestige Brands International
-----------------------------------------------------------------------------------------------------------------------
Ateeco Inc.                               Homedics                               Prestigeglobal
-----------------------------------------------------------------------------------------------------------------------
Athens Pastry & Frozen Fds Inc.           Homemade Brand Foods Inc.              Primedia
-----------------------------------------------------------------------------------------------------------------------
Atkins Nutritional                        Homestat Farm                          Princess International
-----------------------------------------------------------------------------------------------------------------------
Atlantis                                  Homz                                   Procter & Gamble
-----------------------------------------------------------------------------------------------------------------------
Audio Video Rack Services                 Honeydewcanada                         Procter & Gamble Distributing
-----------------------------------------------------------------------------------------------------------------------
Aunt Della's Cookie Corp.                 Honeymoon Paper Products               Proctorsilex
-----------------------------------------------------------------------------------------------------------------------
Aunt Molly's Popcorn Co.                  Hoover                                 Productos Alimentioios La Mod.
-----------------------------------------------------------------------------------------------------------------------
Aurora Foods Inc.                         Hormel Financial Services              Profoot Foot Care Products
-----------------------------------------------------------------------------------------------------------------------
Authentic Specialty Foods                 Hot Mama Foods Inc.                    Programmed Products Corp.
-----------------------------------------------------------------------------------------------------------------------
Avalon Beverage Co.                       House Foods America Corp.              Progress Supply Inc.
-----------------------------------------------------------------------------------------------------------------------
Avery Dennison Office Prod Inc.           Howard Foods, Inc.                     Progressive Inc.
-----------------------------------------------------------------------------------------------------------------------
Axis Import Export Corp.                  HP Hood Inc.                           Promo Works
-----------------------------------------------------------------------------------------------------------------------
B & B Supplies                            HPF LLC                                Promotion In Motion
-----------------------------------------------------------------------------------------------------------------------
B & G Foods Incorporated                  HSM Of America LLC                     Promotions Unlimited Corp.
-----------------------------------------------------------------------------------------------------------------------
B. E. Wright Distributing, Corp. Huffman Hosiery Psccreditunion
-----------------------------------------------------------------------------------------------------------------------
B.F. Ascher & Company Inc. Huhtamaki Food Service, Inc. PTS Labs
-----------------------------------------------------------------------------------------------------------------------
Bagels Forever Inc.                       Huish Detergents Inc.                  Pulse Nutrition Solutions Inc.
-----------------------------------------------------------------------------------------------------------------------
Bake Shop Bread                           Hunter                                 Pumpkin Masters
-----------------------------------------------------------------------------------------------------------------------
Bakemark                                  Huntwesson                             Purdue
-----------------------------------------------------------------------------------------------------------------------
Bakersdozen                               Hussmann Corp-Chicago                  Pure Lip Inc.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                          LIST OF PRESERVED CAUSES OF ACTION
-----------------------------------------------------------------------------------------------------------------------
Baldwin Richardson Foods Corp.            Icco-Cheese Co Inc.                    Purely Supreme Foods
-----------------------------------------------------------------------------------------------------------------------
Ball Alltrista                            Icicle Seafood                         Pw Vinters/Lindeman
-----------------------------------------------------------------------------------------------------------------------
Ballard Farm Sausage                      Idaho Fresh Pak                        Quaker Foods & Beverages
-----------------------------------------------------------------------------------------------------------------------
Barber Foods                              Idelle Labs - Ltd.                     Qualex Inc.
-----------------------------------------------------------------------------------------------------------------------
Barilla America Inc.                      IDMG                                   Quality Baking
-----------------------------------------------------------------------------------------------------------------------
Baron Corp                                Idmg                                   Quality Farms Inc.
-----------------------------------------------------------------------------------------------------------------------
Bar-S Foods Co.                           Imperialtoy                            Qualityking
-----------------------------------------------------------------------------------------------------------------------
Bartyzel Food Supply Inc.                 Implus Corp.                           Quickie Mfg Corp.
-----------------------------------------------------------------------------------------------------------------------
Batavia Wine Cella                        Implus Footcare LLC                    Quickie Mops And Brooms
-----------------------------------------------------------------------------------------------------------------------
Baumer Foods Inc.                         Indiana Glass                          Quigley
-----------------------------------------------------------------------------------------------------------------------
Bausch + Lomb                             Initial Brands Inc.                    Quigley Corp.
-----------------------------------------------------------------------------------------------------------------------
Baxter Healthcare                         Inline Plastics Corp.                  R J Reynolds Tobacco Co.
-----------------------------------------------------------------------------------------------------------------------
Bayer Corporation - Healthcare            Inliten LLC                            R.L. Zeigler Company, Inc.
-----------------------------------------------------------------------------------------------------------------------
BCM Sales                                 Innovamarketing                        Rainbow Linens
-----------------------------------------------------------------------------------------------------------------------
Beaumont Products, Inc.                   Innovative Promotions                  Ralda Investments, LLC
-----------------------------------------------------------------------------------------------------------------------
Bectondickinson                           Innovative Publishing                  Ralston Foods Inc.
-----------------------------------------------------------------------------------------------------------------------
Beech Nut Nutrition Corp.                 Insigniasystems                        Ramseypopcorn
-----------------------------------------------------------------------------------------------------------------------
Beef Coupon                               Integrated Brands Inc.                 Randall Food Products Inc.
-----------------------------------------------------------------------------------------------------------------------
Beef International Inc.                   Inter - American Foods, Inc.           Random House
-----------------------------------------------------------------------------------------------------------------------
Beiersdorf Inc.                           Inter Pacific Corp.                    Rangekleen
-----------------------------------------------------------------------------------------------------------------------
Bel/Kaukauna USA                          Inter-American Foods, Inc.             Ray O Vac Corporation
-----------------------------------------------------------------------------------------------------------------------
Belgo Quebec Inc.                         Intercraft Ind Corp.                   Rayovac
-----------------------------------------------------------------------------------------------------------------------
Bell Carter Foods Inc.                    Interdesign Inc.                       Ray's New York Bagels
-----------------------------------------------------------------------------------------------------------------------
Benjaminmedwin                            International Baking                   Readi-Bake
-----------------------------------------------------------------------------------------------------------------------
Benjerrysicecre                           International Multifoods               Reames Foods Inc.
-----------------------------------------------------------------------------------------------------------------------
Bennett Mineral Company                   International Silver Co.               Reckitt Benckiser
-----------------------------------------------------------------------------------------------------------------------
Benzel's Bakery Inc.                      Internationalmu                        Red Gold Inc.
-----------------------------------------------------------------------------------------------------------------------
Benzels Food Distributor - DSD            Interstate Brands Cake # 58            Redco
-----------------------------------------------------------------------------------------------------------------------
Beringer Wine Estates                     Interstate Brands Corp.                Redox Brands Inc.
-----------------------------------------------------------------------------------------------------------------------
Berks Packing Co.                         Interstate Promotions, Inc.            Redtagbiz, Inc.
-----------------------------------------------------------------------------------------------------------------------
Berner Foods Inc.                         Inverness Medical Inc.                 Reily Foods Company
-----------------------------------------------------------------------------------------------------------------------
Bertolliusa                               Ironstone Vineyards                    Reilyfoods
-----------------------------------------------------------------------------------------------------------------------
Best Brands Corp.                         Irving Tissue Inc.                     Reiter Dairy
-----------------------------------------------------------------------------------------------------------------------
Bestsweet Inc.                            Italianvillagep                        Rembrandt Corp.
-----------------------------------------------------------------------------------------------------------------------
Beverage Specialties                      Italpasta Limited                      Republic Tobacco
-----------------------------------------------------------------------------------------------------------------------
Bic Corporation                           Ivexpackagingto                        Revlon Inc.
-----------------------------------------------------------------------------------------------------------------------
Bickel's Snack Foods, Inc.                J & B Group                            Rex Imports
-----------------------------------------------------------------------------------------------------------------------
Big Red                                   J. M. Smucker Co Llc                   Rexall Sundown, Inc.
-----------------------------------------------------------------------------------------------------------------------
Bijiou International Corp.                J.V. General Cleaning Service          Reynolds Metals Co.
-----------------------------------------------------------------------------------------------------------------------
Bilinski Sausage                          J+J Snack Foods Corp.                  Rhodes International
-----------------------------------------------------------------------------------------------------------------------
Bil-Jac                                   Jack Guttman, Inc.                     Ribs King Inc.
-----------------------------------------------------------------------------------------------------------------------
Binney & Smith Inc.                       Jack Of All Games                      Rich Products Corp.
-----------------------------------------------------------------------------------------------------------------------
Biocosmetic Research                      Jacklinkssnacks                        Richardsonbrand
-----------------------------------------------------------------------------------------------------------------------
Bio-Logic Aqua Tec                        James Austin Company                   Richs
-----------------------------------------------------------------------------------------------------------------------
Birds Eye Foods, Inc.                     James P Linette Inc.                   Rich-Seapak Corp.
-----------------------------------------------------------------------------------------------------------------------
Bison Foods Co.                           Jans Inc.                              Ricola USA Inc.
-----------------------------------------------------------------------------------------------------------------------
Bleyer Industries                         Jaretinternatio                        Riponfoods
-----------------------------------------------------------------------------------------------------------------------
Blistex Inc.                              Ja-Ru, Inc.                            Risers Corporation
-----------------------------------------------------------------------------------------------------------------------
Blockdrug                                 Jason Natural Cosmetics                Ritchey Produce
-----------------------------------------------------------------------------------------------------------------------
Blue Diamond Growers                      Jasper Products, Llc                   Rite Aid Chromatics
-----------------------------------------------------------------------------------------------------------------------
Blue Sky Marketing Inc.                   Jasper Wyman & Son                     Rite Aid Corporation
-----------------------------------------------------------------------------------------------------------------------
Bluediamond                               Jay Sea Beer Co                        Ritefoods
-----------------------------------------------------------------------------------------------------------------------
BMK, Inc.                                 Jbwilliams                             Ritviktoy
-----------------------------------------------------------------------------------------------------------------------
Bobs Lawn Care & Landscaping              Jelmar                                 Rivasports
-----------------------------------------------------------------------------------------------------------------------
Bob's Red Mill Food                       Jelsert Company                        River Valley Foods
-----------------------------------------------------------------------------------------------------------------------
Body Care Group, Inc.                     Jim Belzak                             Riviana Foods
-----------------------------------------------------------------------------------------------------------------------
Bongraincheeseu                           Jmc Impact, Inc.                       RM Palmer Co.
-----------------------------------------------------------------------------------------------------------------------
Bonne Bell Inc.                           Joe Meat                               Roaring Spring Bottling Co.
-----------------------------------------------------------------------------------------------------------------------
Boot's Healthcare                         Johanna Foods Inc.                     Rob Salamida Co.
-----------------------------------------------------------------------------------------------------------------------
Borden Foods Inc.                         John B Sanfilippo And Son Inc.         Robert Mondavi
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                          LIST OF PRESERVED CAUSES OF ACTION
-----------------------------------------------------------------------------------------------------------------------
Bornell Supply Company                    John Becker                            Robert Or Diane Tedd
-----------------------------------------------------------------------------------------------------------------------
Bosco                                     John Frieda Hair Care                  Rocco J Testani Inc.
-----------------------------------------------------------------------------------------------------------------------
Boyd Flotation                            John G. Ryan Inc. - Beer Dist.         Rodlen Labs
-----------------------------------------------------------------------------------------------------------------------
Boyer Candy Company Inc.                  John Middleton Inc.                    Roger Helmick
-----------------------------------------------------------------------------------------------------------------------
Brach & Brock                             John Zidian Brokerage Company          Rolling Hills Candle Company
-----------------------------------------------------------------------------------------------------------------------
Brady Enterprises                         John Zidian Co., Inc.                  Rosemount Estate Winery
-----------------------------------------------------------------------------------------------------------------------
Brakebush Brothers                        Johnnie Ryan Co. Inc.                  Rosina Food Products
-----------------------------------------------------------------------------------------------------------------------
Braunince                                 Johnson & Johnson Sales & Logistic     Ross Products Division
-----------------------------------------------------------------------------------------------------------------------
Breath Asure Inc.                         Johnson Diversey                       Roth Kase Ltd USA
-----------------------------------------------------------------------------------------------------------------------
Bremner Inc.                              Johnsonville Foods Co. Inc.            Rotolo Foods LLC
-----------------------------------------------------------------------------------------------------------------------
Bristol-Myers Products Company            Johnstone Supply                       Round Hill Vinyards
-----------------------------------------------------------------------------------------------------------------------
Brite Star Manufacturing Co.              Johnthomasfurni                        Royal Appliance Mfg. Co.
-----------------------------------------------------------------------------------------------------------------------
Brookfield Farms                          Jolen Inc.                             Royal Consumer Info. Products
-----------------------------------------------------------------------------------------------------------------------
Broughton Foods Co.                       Jonel A Div Of Am Cosmetics            Royal Lace
-----------------------------------------------------------------------------------------------------------------------
Brown & Williamson Tobacco Co.            Jones Dairy Farm                       Royal Oak Sales Inc.
-----------------------------------------------------------------------------------------------------------------------
Brown Paper Goods Company                 Jose Madrid                            Royce Union Bicycle Co.
-----------------------------------------------------------------------------------------------------------------------
Bruce Foods Corporation                   Joy Cone Co.                           Rubbermaidhomep
-----------------------------------------------------------------------------------------------------------------------
Buckeye Distributing                      JP Products L.C.                       Run-A-Ton Group Inc.
-----------------------------------------------------------------------------------------------------------------------
Budd Foodsinc.                            Judith Gilmore                         Russell Stover Candies
-----------------------------------------------------------------------------------------------------------------------
Buena Vista Home Video                    Juniata Packing Co.                    Russellstoverca
-----------------------------------------------------------------------------------------------------------------------
Buffalo Beverage Corp.                    Just Knits, Inc.                       Russer Foods
-----------------------------------------------------------------------------------------------------------------------
Bumble Bee Seafoods, Inc.                 Justborn                               Russer Foods Co
-----------------------------------------------------------------------------------------------------------------------
Bunzl Distribution Northeast              Kal Kan Foods Inc.                     Rutland Herald
-----------------------------------------------------------------------------------------------------------------------
Burlington Basket Company                 Kal Kreations                          Ryco
-----------------------------------------------------------------------------------------------------------------------
Burns Int'l Security Services             Kash N Gold Ltd.                       S & B International
-----------------------------------------------------------------------------------------------------------------------
Bush Brothers & Co.                       Kashi Company                          S & G
-----------------------------------------------------------------------------------------------------------------------
Bushindustries                            Kayem Foods Incorporated               S C Johnson & Son Inc.
-----------------------------------------------------------------------------------------------------------------------
C & S Wholesale Grocers Inc.              Kayser Roth Corp.                      S.T. Specialty Foods, Inc.
-----------------------------------------------------------------------------------------------------------------------
C&S Delivery Inc.                         Kaz Inc.                               Safeway Corporate Brands
-----------------------------------------------------------------------------------------------------------------------
C. B.Fleet Company Inc.                   Keebler Company                        Saffire Gasuik Saffire
-----------------------------------------------------------------------------------------------------------------------
C. F. Burger Creamery                     Kellogg Sales Co.                      Sahlen Packing Co. Inc.
-----------------------------------------------------------------------------------------------------------------------
Cabot Creamery Cooperative                Kemps Foods LLC                        Sakol
-----------------------------------------------------------------------------------------------------------------------
Cabrada Nutrition                         Ken's Foods Inc.                       Salamanca Beverage Co.
-----------------------------------------------------------------------------------------------------------------------
Cadbury Schweppes Amer. Bev.              Keystonepretzel                        Salerno Delicious Brands
-----------------------------------------------------------------------------------------------------------------------
Cafe Bustelo                              KGM Industry                           Salov N/A Filippo Berio
-----------------------------------------------------------------------------------------------------------------------
Cains                                     Kikkoman Intern Inc.                   Salton
-----------------------------------------------------------------------------------------------------------------------
Cains Pickles                             Kimberly-Clark Corp.                   San J International
-----------------------------------------------------------------------------------------------------------------------
Calgon                                    King Arthur                            Sanchristerlis Distr.
-----------------------------------------------------------------------------------------------------------------------
Calgon Corbon Corp.                       King's Hawaiian Bakery West Inc.       Sandridge Food Corporation
-----------------------------------------------------------------------------------------------------------------------
California Dried Plum                     Kirin Irc - '99                        Sandusky Distributing Company
-----------------------------------------------------------------------------------------------------------------------
California Milk Advisory                  Knauss Dried Beef Company              Sanfilippo
-----------------------------------------------------------------------------------------------------------------------
Camellia Gen Provision Co.                Knouse Foods                           Sanford LP
-----------------------------------------------------------------------------------------------------------------------
Camillus Business Forms Inc.              Kobayashi                              Santa's Best
-----------------------------------------------------------------------------------------------------------------------
Camino Real Foods                         Kobayaski Healthcare                   Sanzone Dist Co Inc.
-----------------------------------------------------------------------------------------------------------------------
Campbell Sales Company                    Kozy Shack Enterprises, Inc.           Saputo
-----------------------------------------------------------------------------------------------------------------------
Canbra Foods Ltd.                         Kraft General Foods                    Saputo Cheese USA
-----------------------------------------------------------------------------------------------------------------------
Canbrands Coupon                          Krema Group Limited                    Sara Lee Coffee & Tea
-----------------------------------------------------------------------------------------------------------------------
Candle-Lite                               Krispy Kreme Doughnut Corp.            Sara Lee Frozen Division
-----------------------------------------------------------------------------------------------------------------------
Cappione A Inc.                           Kroger                                 Sara Lee Household & Body Care
-----------------------------------------------------------------------------------------------------------------------
Caravan Products Co. Inc.                 Kunzler And Company Inc.               Sara Lee Us Foods
-----------------------------------------------------------------------------------------------------------------------
Carbolite                                 L & M Inc / Chefs                      Sargento Foods Inc.
-----------------------------------------------------------------------------------------------------------------------
Cargill                                   L & N Sales And Marketing Inc.         SAS Group
-----------------------------------------------------------------------------------------------------------------------
Cargill Inc - Poultry Division            L&P Financial Services                 Sassy Inc.
-----------------------------------------------------------------------------------------------------------------------
Cargill Inc- Salt Division                L. Powell Company                      Sau Sea Foods Inc.
-----------------------------------------------------------------------------------------------------------------------
Carl Estshman Co., Inc.                   La Rosa                                Sauza Coupon Offer
-----------------------------------------------------------------------------------------------------------------------
Carlton Cards                             Ladies Home Journal                    Sc Johnson & Son Inc.
-----------------------------------------------------------------------------------------------------------------------
Carolinacpnclea                           Lake Beverage Corp.                    Schering Plough Healthcare Inc.
-----------------------------------------------------------------------------------------------------------------------
Carolinacpnclearing                       Lakeport Distributors                  Schmidproducts
-----------------------------------------------------------------------------------------------------------------------
Carriage House                            Lakeview Farms Inc.                    Schneider's Dairy Inc.
-----------------------------------------------------------------------------------------------------------------------
Carter-Wallace Inc.                       Lamagna Cheese Company Inc.            Schoenberg Salt & Chemical
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                          LIST OF PRESERVED CAUSES OF ACTION
-----------------------------------------------------------------------------------------------------------------------
Carthage Corp.                            Lamaur                                 Schulze And Burch Biscuit
-----------------------------------------------------------------------------------------------------------------------
Casa Visco                                Lancaster Eagle Gazette                Schwan's Consumer Brands NA, Inc.
-----------------------------------------------------------------------------------------------------------------------
Castle Brands Inc.                        Land O Lakes Inc.                      Schwansconsumerbrands
-----------------------------------------------------------------------------------------------------------------------
Castleberry's Food Company                Land O'Frost                           Schwarzkopf & Dep Corporation
-----------------------------------------------------------------------------------------------------------------------
Casual Gourment                           Lander                                 Schweigert Foods
-----------------------------------------------------------------------------------------------------------------------
Cavallaro Specialty Foods                 Lane Limited                           Sci Tech Labs Inc.
-----------------------------------------------------------------------------------------------------------------------
Cbrichardellis                            Langer Juice Co.                       Scotts Company
-----------------------------------------------------------------------------------------------------------------------
CCA Industries                            Langer Juice Co.                       Scottsliquidgol
-----------------------------------------------------------------------------------------------------------------------
CCDA Waters, LLC                          Langley Products                       Seafood Enterprises Inc.
-----------------------------------------------------------------------------------------------------------------------
Cecchetti Sebastiani Cellars              Lasonic                                Season Products Corp.
-----------------------------------------------------------------------------------------------------------------------
Cecil Saydah Corp.                        Laubscher Cheese Co Inc.               Seasonal Designs
-----------------------------------------------------------------------------------------------------------------------
Cedecandy                                 Laura's Lean Beef Company              Seatle Coffee Company
-----------------------------------------------------------------------------------------------------------------------
Celentanobros                             Lavita                                 Seneca Beverage Corp.
-----------------------------------------------------------------------------------------------------------------------
Celltech Pharmaceuticals, Inc.            Lea + Perrins Inc.                     Seneca Foods Corp.
-----------------------------------------------------------------------------------------------------------------------
Cellular World                            Leaperrins                             Serac LLC
-----------------------------------------------------------------------------------------------------------------------
Centis                                    Lectec Corporation                     Sergeants Pet Products
-----------------------------------------------------------------------------------------------------------------------
Central Beverage                          Ledbetter Packing Co.                  Servaas Laboratories
-----------------------------------------------------------------------------------------------------------------------
Century Furniture Ind. Co., Ltd.          Ledysan USA Inc.                       Seven-Up Canada Dry
-----------------------------------------------------------------------------------------------------------------------
Certo Bros Dist Co.                       Lee Pharmaceuticals                    Seven-Up Company-Berwick
-----------------------------------------------------------------------------------------------------------------------
Ch Robinson                               Leepharmaceutic                        Shamrock Foods Co.-Dairy Div
-----------------------------------------------------------------------------------------------------------------------
Chain Reaction                            Lee-Thompson-Fawcett                   Sheaffer Pen
-----------------------------------------------------------------------------------------------------------------------
Champion Sales & Marketing                Leggs Products                         Sheridan Distributing
-----------------------------------------------------------------------------------------------------------------------
Changing Paradigm                         Lego                                   Sherwin-Williams
-----------------------------------------------------------------------------------------------------------------------
Char-Broil                                Leiner Health Products                 Sherwood Brands, Inc.
-----------------------------------------------------------------------------------------------------------------------
Charles Leonard, Inc.                     Leland Jewell                          Sherwood Food Distributors
-----------------------------------------------------------------------------------------------------------------------
Chattem Inc.                              Lenatureswater                         Shoppers Hotline
-----------------------------------------------------------------------------------------------------------------------
Chef Solutions Inc.                       Lew-Mark Baking Co.                    Siege Chemical Company
-----------------------------------------------------------------------------------------------------------------------
Chefamerica                               LGS                                    Signature Brands LLC
-----------------------------------------------------------------------------------------------------------------------
Chelsea Milling Co.                       Libbey Glass Inc.                      Signature Fruit
-----------------------------------------------------------------------------------------------------------------------
Chempro                                   Liberty Gold Fruit Co Inc.             Significant Snack LLC
-----------------------------------------------------------------------------------------------------------------------
Chenangovalleyp                           Liberty Richter Incorporated           Silhouette Brands
-----------------------------------------------------------------------------------------------------------------------
Cherryland Beverages, Inc.                Licentia                               Silver Goose Accessories
-----------------------------------------------------------------------------------------------------------------------
Chesebroughpond                           Liddell                                Silver Palate Kitchen's
-----------------------------------------------------------------------------------------------------------------------
Chiavetta's Catering                      Lidestri Foods, Inc.                   Similason Corp.
-----------------------------------------------------------------------------------------------------------------------
Chiquita Processed Foods, Llc             Lifescan Inc.                          Simmons Foods
-----------------------------------------------------------------------------------------------------------------------
Chiquitabrands                            Lifestream Technologies                Simplylitefoods
-----------------------------------------------------------------------------------------------------------------------
Christie Food Products, Inc.              Lifetime Hoan Products                 Sioux Honey Association
-----------------------------------------------------------------------------------------------------------------------
Chung's Gourmet Foods                     Lifeworks LLC                          Slim Fast Foods Company
-----------------------------------------------------------------------------------------------------------------------
Chupa Chups USA                           Lifoam Nanuf                           Smithfield Packing Co. Inc.
-----------------------------------------------------------------------------------------------------------------------
Church And Dwight Co. Inc.                Lift Truck Motors Inc.                 Smithkleinbeech
-----------------------------------------------------------------------------------------------------------------------
Churchdwight                              Liggett Vector Brands Inc.             Snapple Dist., Inc.
-----------------------------------------------------------------------------------------------------------------------
Cibavision                                Lightning Bug                          Snapplebeverage
-----------------------------------------------------------------------------------------------------------------------
Citgo Petroleum Corp.                     Lil Drug Store                         Snow Ball Foods, Llc
-----------------------------------------------------------------------------------------------------------------------
Clabbergirlbaki                           Lime-O-Sol Company                     So - Be Refreshments
-----------------------------------------------------------------------------------------------------------------------
Clairol                                   Lincoln Snacks Company                 Sokol
-----------------------------------------------------------------------------------------------------------------------
Class Act Delivery Inc.                   Lindsey Foods Ltd.                     Solo Cup Co.
-----------------------------------------------------------------------------------------------------------------------
Clearlycanadian                           Linette Quality Chocolates             Some Kind Of Wonderful Food Co.
-----------------------------------------------------------------------------------------------------------------------
Clorox Co.                                Linonshomedecor                        Sony
-----------------------------------------------------------------------------------------------------------------------
Cm Products, Inc.                         Linsey Foods Ltd.                      Sony Corporation Of America
-----------------------------------------------------------------------------------------------------------------------
Coca Cola Bottling Co Consol              Litehouse Dressing                     Sophiemaeedi
-----------------------------------------------------------------------------------------------------------------------
Coca Cola Btl Of Ne                       Little Crow Foods                      Sorrento Lactalis Company
-----------------------------------------------------------------------------------------------------------------------
Coca-Cola Bottling Co-Egl                 Lobster Trap Company                   Southern Container Corp.
-----------------------------------------------------------------------------------------------------------------------
Colavita USA                              Locin Industrie Limited                Southern Fresh Foods
-----------------------------------------------------------------------------------------------------------------------
Cold Hollow Cider Mill                    Lofthouse Foods                        Southern Sales & Market Group
-----------------------------------------------------------------------------------------------------------------------
Coleman Company Inc.                      Longos Bakery                          Southern Tier News Co.
-----------------------------------------------------------------------------------------------------------------------
Colgate Palmolive Co.                     Loreal Hair Care Div.                  Southern Tropicals Inc.
-----------------------------------------------------------------------------------------------------------------------
Colgatetoiletri                           Lorillard                              Southernseafood
-----------------------------------------------------------------------------------------------------------------------
Colgin Incorporated                       Lorillardtobacc                        Specialty Brands Inc.
-----------------------------------------------------------------------------------------------------------------------
Collarini's Pasta Products                Louis Maull Co.                        Specialty Brands Of America
-----------------------------------------------------------------------------------------------------------------------
Collegeville Imagineering                 Louis Trauth Dairy                     Specialty Foods Group, Inc.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                          LIST OF PRESERVED CAUSES OF ACTION
-----------------------------------------------------------------------------------------------------------------------
Columbia Empire Farms                     Louisana Purchase                      Spectrum
-----------------------------------------------------------------------------------------------------------------------
Combe Inc.                                Lozier Corporation                     Spectrum Brands
-----------------------------------------------------------------------------------------------------------------------
Comfort Bay Foods                         Lucy Foods                             Spic And Span Company
-----------------------------------------------------------------------------------------------------------------------
Comfort Foods Inc.                        Luden                                  Spice Market Inc.
-----------------------------------------------------------------------------------------------------------------------
Commerce Corporation                      Luiginos Inc.                          Sportpharma
-----------------------------------------------------------------------------------------------------------------------
Commonwealth Brands Inc.                  Lulu's Dessert                         Starkistfoods
-----------------------------------------------------------------------------------------------------------------------
Commonwealthofp                           Lumisource                             Stateofohio
-----------------------------------------------------------------------------------------------------------------------
Conagra                                   Lundberg Family Farms                  Steak-Umm Company, Inc.
-----------------------------------------------------------------------------------------------------------------------
Conagra Dairy Foods Company               LW Randles                             Stella Pharmacuetical
-----------------------------------------------------------------------------------------------------------------------
Conagra Flour Milling                     M & M Mars                             Sterilite Corp.
-----------------------------------------------------------------------------------------------------------------------
Conagra Foods Refrigerated Food           M & M Watch Co.                        Sterling
-----------------------------------------------------------------------------------------------------------------------
Conagra Frozen Foods                      M. A. Gedney Company                   Sterling USA
-----------------------------------------------------------------------------------------------------------------------
Conagra Snack Foods Group                 Maab                                   Sterling Vineyards
-----------------------------------------------------------------------------------------------------------------------
Conagrapets                               Macadamia Nut                          Stock Yards Meat Packing Co.
-----------------------------------------------------------------------------------------------------------------------
Conair Corp.                              Mack Blevins Enterprises LLC           Stonehedge Farms
-----------------------------------------------------------------------------------------------------------------------
Connors Brunswick, Inc.                   Mackblevinsent                         Storck USA-LP
-----------------------------------------------------------------------------------------------------------------------
Conros Corporation                        Magla Products                         Strahler's Foods Inc.
-----------------------------------------------------------------------------------------------------------------------
Consumer Guild Foods Inc.                 Magnetic Springs Water Co.             Straight Arrow
-----------------------------------------------------------------------------------------------------------------------
Contac Lens Supply                        Malco Products Inc.                    Stravina
-----------------------------------------------------------------------------------------------------------------------
Contessa Party Platter                    Mali's All Natural                     Stretch Island Fruit Inc.
-----------------------------------------------------------------------------------------------------------------------
Continental Commercial Product            Malt-O-Meal Co.                        Strickler Ice
-----------------------------------------------------------------------------------------------------------------------
Continental Fragrances, Ltd.              Mama Rosies                            Stroehmann Bakeries
-----------------------------------------------------------------------------------------------------------------------
Convenience Kits Intl.                    Manischewitz                           Strom Products Ltd.
-----------------------------------------------------------------------------------------------------------------------
Conwood Sales Company, L.P.               Mann Packing Co Inc.                   Sugardale Foodfresh Mark Inc.
-----------------------------------------------------------------------------------------------------------------------
Coors Brewing Company                     Maple Grove Floral Wholesale           Sun & Earth Inc.
-----------------------------------------------------------------------------------------------------------------------
Corning Consumer Product                  Maple Leaf Bakery Inc.                 Sun Look, Inc.
-----------------------------------------------------------------------------------------------------------------------
Cosco                                     Maple Leaf Farms, Inc.                 Sunbeam Corporation
-----------------------------------------------------------------------------------------------------------------------
Cosmetic Promotion                        Maplehurst                             Sunflowergroup
-----------------------------------------------------------------------------------------------------------------------
Cosrich, A Division Of PMC, Inc.          Marbo Inc.                             Sunmaid Growers Of California
-----------------------------------------------------------------------------------------------------------------------
Cott Beverages Wyomissing Inc.            Marcal Paper Mills Inc.                Sunpacificenter
-----------------------------------------------------------------------------------------------------------------------
Coty                                      Margaritaville Food Prod.              Sunshinemills
-----------------------------------------------------------------------------------------------------------------------
Coty Us LLC                               Marie Callender's                      Sunsplash
-----------------------------------------------------------------------------------------------------------------------
Country Gourmet Food                      Maries Quality Foods                   Sunstar Butler
-----------------------------------------------------------------------------------------------------------------------
Creative Bath Products                    Marilyn Henry Or Selim Serry           Sunsweet Grower
-----------------------------------------------------------------------------------------------------------------------
Creative Laboratories                     Martek Biosciences                     Superiors Brand Meats
-----------------------------------------------------------------------------------------------------------------------
Creative Marketing                        Martinelli's Sparkling                 Supermarketing Promotions
-----------------------------------------------------------------------------------------------------------------------
Crossmark                                 Maruchan Inc.                          Super-Max Corporation
-----------------------------------------------------------------------------------------------------------------------
Crowley Foods Inc.                        Marzettit                              Supervalu Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------
Crystalclear                              MAS                                    Sure Fit Incorporated
-----------------------------------------------------------------------------------------------------------------------
CSC Brands LP                             Mas & Fils Jardiniers Ltee             Sure Trim Labs
-----------------------------------------------------------------------------------------------------------------------
Cuddletown                                Mashallanproduc                        Suretrack Melt Inc.
-----------------------------------------------------------------------------------------------------------------------
Cuisine De France Inc.                    Massconnections                        Surgical Appliance Industries
-----------------------------------------------------------------------------------------------------------------------
Culinary Standards, Inc.                  Master Wholesale Inc.                  Susquehanna Candle
-----------------------------------------------------------------------------------------------------------------------
Cumberland Pkg Corp.                      Mastercard International               Sweetsuekitchen
-----------------------------------------------------------------------------------------------------------------------
Custom Quest                              Matlaw's Food Products                 Swisher International Inc.
-----------------------------------------------------------------------------------------------------------------------
Cycle Group, Inc.                         Mauna Loa Macadamia Nut                Sylvania
-----------------------------------------------------------------------------------------------------------------------
D H Associates                            Maxell Corporation Of America          Syroco Fiskars
-----------------------------------------------------------------------------------------------------------------------
D.L. Peterson Trust Maybelline Sysco Food Services-Syracuse
-----------------------------------------------------------------------------------------------------------------------
Dads                                      Maybellinesales                        T Marzetti Company
-----------------------------------------------------------------------------------------------------------------------
Daewoo Electronics Corp Of Am.            Mayer Bros.                            Tab Consulting
-----------------------------------------------------------------------------------------------------------------------
Dairy Fresh Foods                         Mayfair Sales Inc.                     Table Tops Unlimited
-----------------------------------------------------------------------------------------------------------------------
Daisy Brand Inc.                          Mc Cain Foods Inc.                     Tabletops
-----------------------------------------------------------------------------------------------------------------------
Dakota Pork Industries                    Mccadam Cheese                         Taro Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------
Dan Carter Inc.                           Mccall Farms Inc.                      Taylor Packing Co. Inc.
-----------------------------------------------------------------------------------------------------------------------
Dan River Inc.                            McCormick US Consumer Products         Technibilt Tm Ltd Inc.
-----------------------------------------------------------------------------------------------------------------------
Dannon Co Inc.                            Mcculloch Motors Inc.                  Telecomproducti
-----------------------------------------------------------------------------------------------------------------------
Danone Waters Of N. America               Mcilhenny Co.                          Teledex Inc.
-----------------------------------------------------------------------------------------------------------------------
Daymon Associates                         Mckee Baking Co.                       Temparin Offer
-----------------------------------------------------------------------------------------------------------------------
Dayton Health                             Mckeon Products                        Tennessee Pride
-----------------------------------------------------------------------------------------------------------------------
Dean Foods Co.                            Mcnamara Dairy                         Terry King
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                          LIST OF PRESERVED CAUSES OF ACTION
-----------------------------------------------------------------------------------------------------------------------
Dean Specialty                            Mcneil Consumer Products               Tetley USA, Inc.
-----------------------------------------------------------------------------------------------------------------------
Del Grosso Food Inc.                      Mcneil Specialty Products              Tewnutritional
-----------------------------------------------------------------------------------------------------------------------
Del Laboratories Inc.                     Mds Foods                              Texas Instruments Inc.
-----------------------------------------------------------------------------------------------------------------------
Del Monte Foods                           Mead Johnson Nutritional               T-Fal Corporation
-----------------------------------------------------------------------------------------------------------------------
Del Pharmaceuticals                       Mead Westvaco                          Thai Kitchen/Epicurean
-----------------------------------------------------------------------------------------------------------------------
Delallo Inc.                              Meco                                   The Becoming Co.
-----------------------------------------------------------------------------------------------------------------------
Delallo's                                 Media Recovery, Inc.                   The Brulin Corporation
-----------------------------------------------------------------------------------------------------------------------
Delimex                                   Media Syndication                      The Depository Trust Company
-----------------------------------------------------------------------------------------------------------------------
Delta Carbona LP                          Medtech Products, Inc.                 The Evercare Company
-----------------------------------------------------------------------------------------------------------------------
Delval Equipment Corporation              Melitta USA Inc.                       The Great Fish Co., Llc
-----------------------------------------------------------------------------------------------------------------------
Dena Corporation                          Mentholatum Co.                        The Hain Celestial Group, Inc.
-----------------------------------------------------------------------------------------------------------------------
Dennisonmfg                               Meow Mix                               The Herbert Stanley Co., LLC
-----------------------------------------------------------------------------------------------------------------------
Dentek Oral Care, Inc.                    Merisant                               The Holmes Group
-----------------------------------------------------------------------------------------------------------------------
Desert Glory                              Merz Pharmaceuticals                   The News Group
-----------------------------------------------------------------------------------------------------------------------
Dewar's Distillery                        Met Rx                                 The Sentinal
-----------------------------------------------------------------------------------------------------------------------
Diageo                                    Metabolife International, Inc.         The White Rain Company
-----------------------------------------------------------------------------------------------------------------------
Dial Corporation                          Method Home Care                       The Yofarm Company
-----------------------------------------------------------------------------------------------------------------------
Diamond Dist Inc.                         Metrobeverage                          Theme Co-Op Promotions
-----------------------------------------------------------------------------------------------------------------------
Diamond Of California                     Mexamerica Foods                       Thomasville Furniture Industri
-----------------------------------------------------------------------------------------------------------------------
Dimpflmeier Bakery Ltd.                   Mexican Accent, Inc.                   Thornapplevalle
-----------------------------------------------------------------------------------------------------------------------
Dishwasher Magic                          MFM Industries                         Three M 3m Pbc1590 (Nc)
-----------------------------------------------------------------------------------------------------------------------
Distributionser                           Michael Angelo's                       Threem
-----------------------------------------------------------------------------------------------------------------------
Dix Preventive Products Inc.              Michael Foods Inc.                     Tillamook Dist. Company
-----------------------------------------------------------------------------------------------------------------------
Dixie Crystal                             Michaelfoods                           TJ Sheehan Dist. Inc.
-----------------------------------------------------------------------------------------------------------------------
Doanepet                                  Mickel Silvis                          Tnt Fireworks/American Promo
-----------------------------------------------------------------------------------------------------------------------
Doldo Bros.                               Midstate Bakery Dist. Inc.             Toastmasteredis
-----------------------------------------------------------------------------------------------------------------------
Dole Fresh Fruit Company                  Midstate Mills                         Tofutti
-----------------------------------------------------------------------------------------------------------------------
Dole Fresh Vegetables Inc.                Midwest Seafood Inc.                   Tombstone Pizza Corp.
-----------------------------------------------------------------------------------------------------------------------
Dole Packaged Foods                       Miguels Stowe Away                     Tones Brothers Inc.
-----------------------------------------------------------------------------------------------------------------------
Dominion Hope                             Mike-Sells Potato Chip Co.             Tony Packo Food Co.
-----------------------------------------------------------------------------------------------------------------------
Don Miguel Mexican Foods Inc.             Milkco, Inc.                           Tootsie Roll Div/Tri Sales Co.
-----------------------------------------------------------------------------------------------------------------------
Double-Cola Co-USA                        Millbrook Distribution Service         Topco Associates Inc.
-----------------------------------------------------------------------------------------------------------------------
Driscoll Strawberry Assoc.                Miller Brewing                         Topps Company Inc.
-----------------------------------------------------------------------------------------------------------------------
Dry Inc.                                  Milnot                                 Traditional Medicinal
-----------------------------------------------------------------------------------------------------------------------
Dsl.Net Inc.                              Mincolla A V Dist Co.                  Trans-Ocean Products, Inc.
-----------------------------------------------------------------------------------------------------------------------
Dubois Area Catholic Schools              Miner Group                            Traulsen
-----------------------------------------------------------------------------------------------------------------------
Duraflame                                 Minute Maid Company                    Travelers Club Luggage
-----------------------------------------------------------------------------------------------------------------------
Durkee Mower Co.                          Mirro Company                          Treasure Valley Sales & Martg
-----------------------------------------------------------------------------------------------------------------------
Duro Bag Mfg Co.                          Miss Meringue                          Trigg Laboratories, Inc.
-----------------------------------------------------------------------------------------------------------------------
Duropaperbagmfg                           Missert A J Inc.                       Trinchero Family Est
-----------------------------------------------------------------------------------------------------------------------
Dutch Kettle                              Mission Foods Jefferson                Trinitypaperpla
-----------------------------------------------------------------------------------------------------------------------
Dutch Maid Bakery Inc.                    Mitsui Foods Inc.                      Tri-State Pallet
-----------------------------------------------------------------------------------------------------------------------
Dynamite Disposal                         Modern Products                        Tri-Valley Beverage Inc.
-----------------------------------------------------------------------------------------------------------------------
E & J Gallo                               Trident Seafoods Corp.                 Tropicana
-----------------------------------------------------------------------------------------------------------------------
E.E. Dickinson Mohawk Home Trudeau
-----------------------------------------------------------------------------------------------------------------------
E.W. Grobbel Sons, Inc. Monroe Bottling Inc. Trudeauincorper
-----------------------------------------------------------------------------------------------------------------------
Eagle Beverage Co.                        Montana Mills Bread                    Try It Distributing Co. Inc.
-----------------------------------------------------------------------------------------------------------------------
Eagle Family Foods Inc.                   Monterey Pasta Company                 Turkey Hill Dairy Inc.
-----------------------------------------------------------------------------------------------------------------------
Earthgrains Co Ref. Dough Prod.           Monticello Drug Company                Turtle Mountain, Inc.
-----------------------------------------------------------------------------------------------------------------------
EAS                                       Morningstar                            Tyler Parts Dist. Center
-----------------------------------------------------------------------------------------------------------------------
East Coast Olive Oil Corp.                Morrone Company                        Tyson Foods Inc.
-----------------------------------------------------------------------------------------------------------------------
Eastman Kodak Company                     Morton Manufacturing&Trade Inc.        U.S. Cotton LLC
-----------------------------------------------------------------------------------------------------------------------
Eastmankodak                              Morton Salt                            U.S. Foodservice
-----------------------------------------------------------------------------------------------------------------------
Ecce Panis                                Mottsusa                               Udv/West
-----------------------------------------------------------------------------------------------------------------------
Econo Chem                                Mountain States Rosen, Llc             UFCW Local 1
-----------------------------------------------------------------------------------------------------------------------
Economy Locker Storage Co. Inc.           Mountaire Farms                        UFCW Local One
-----------------------------------------------------------------------------------------------------------------------
Edwards Fine Foods, Inc.                  Mr. Coffee                             Ultra Distributors
-----------------------------------------------------------------------------------------------------------------------
Edwards Pie                               Mrs. Cubbison's Foods                  Uncle Bens Inc.
-----------------------------------------------------------------------------------------------------------------------
Edy's Grand Ice Cream                     Mt. Olive Pickle Company Inc.          Uncle Wally's, Inc.
-----------------------------------------------------------------------------------------------------------------------
Egames Co.                                Multifoods US Consumer Prod Di         Uni Ball Bts LRC
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                          LIST OF PRESERVED CAUSES OF ACTION
-----------------------------------------------------------------------------------------------------------------------
Eight O'Clock Coffee                      Murdock Madaus Schwabe                 Unilever Best Foods
-----------------------------------------------------------------------------------------------------------------------
EJ Gallo                                  Musco Family Olive Co.                 Unilever/Home & Personal Care
-----------------------------------------------------------------------------------------------------------------------
Ekcohousewares                            Mw Polar Foods                         Unipath Diagnostics Co.
-----------------------------------------------------------------------------------------------------------------------
Elm Hill Meats                            Mystic                                 United Dairy, Inc.
-----------------------------------------------------------------------------------------------------------------------
Elmer's Products Inc.                     Nabisco Brands-DSD Only                United Industrial Workers
-----------------------------------------------------------------------------------------------------------------------
Elwood W Harper Distr.                    Nabisco Inc.                           United Pacific Textiles
-----------------------------------------------------------------------------------------------------------------------
Emmett D. Kinney Jr.                      Nancy's Pies, Inc.                     Unitedstatespla
-----------------------------------------------------------------------------------------------------------------------
Empire Candle                             Nancy's Specialty Foods                Universal Group
-----------------------------------------------------------------------------------------------------------------------
Empire Kosher Poultry Inc.                Napa Valley Kitchens                   Universal Products
-----------------------------------------------------------------------------------------------------------------------
Empirestatevent                           Narita Trading Co. Inc.                Universal Studies
-----------------------------------------------------------------------------------------------------------------------
Emruss                                    Nasoya                                 Universal Studios
-----------------------------------------------------------------------------------------------------------------------
Emson                                     National Chicken Council               University Blanket & Flag Co.
-----------------------------------------------------------------------------------------------------------------------
Endar                                     National Fruit Products                UPS
-----------------------------------------------------------------------------------------------------------------------
Energizer Battery                         National Pork Board                    Us Foodservice, Inc.
-----------------------------------------------------------------------------------------------------------------------
Englewood Appliance Co., Inc.             National Realty                        US Mills, Inc.
-----------------------------------------------------------------------------------------------------------------------
Englewoodsales                            National Tobacco Company L.P.          US Playing Cards Company
-----------------------------------------------------------------------------------------------------------------------
Epocal Balla                              National Turkey Federation             US Smokeless Tobacco Brand, Inc.
-----------------------------------------------------------------------------------------------------------------------
ET Browne Drug Co., Inc.                  Natural Selection Foods                USA Detergent Inc.
-----------------------------------------------------------------------------------------------------------------------
Ethnic Gourmet Foods                      Naturally Potatoes                     Ustobacco
-----------------------------------------------------------------------------------------------------------------------
Eureka Company                            Nature's Bounty, Inc.                  Valenty Bottled Water, Inc.
-----------------------------------------------------------------------------------------------------------------------
Euro Foods Concepts Inc.                  Natures Cure                           Valley Fresh Inc.
-----------------------------------------------------------------------------------------------------------------------
Evenfloinc                                Nature's Earth Products, Inc.          Valley National Gases Inc.
-----------------------------------------------------------------------------------------------------------------------
Everson Spice Co., Inc.                   Nature's Path Foods, Inc.              Valleydale Foods
-----------------------------------------------------------------------------------------------------------------------
F & T Distrubution Co. Inc.               Naturopathic Labs                      Vancamp Seafood
-----------------------------------------------------------------------------------------------------------------------
F. Gavina & Sons Navajo Manufacturing Co. Vandekamps
-----------------------------------------------------------------------------------------------------------------------
F. M. Brown's Sons Inc. NDL Products Inc. Vaporeze
-----------------------------------------------------------------------------------------------------------------------
Fairbank Reconstruction Corp.             Necco                                  Vector Tobacco
-----------------------------------------------------------------------------------------------------------------------
Fanshot Products LLC                      Neoteric Cosmetics Inc.                Velvet Ice Cream Co.
-----------------------------------------------------------------------------------------------------------------------
Fantasia                                  Nepco                                  Venango Newspapers
-----------------------------------------------------------------------------------------------------------------------
Fantasia Fresh Juice Co.                  Nestle                                 Venicemaidfoods
-----------------------------------------------------------------------------------------------------------------------
Farmland Foods Inc.                       Nestle Purina Pet Care Company         Ventrepacking
-----------------------------------------------------------------------------------------------------------------------
Farnam Companies Inc.                     Nestle USA Inc.                        Verizon Wireless
-----------------------------------------------------------------------------------------------------------------------
Father Sam's Syrian Bread                 Nestle Waters Canada                   Vermont Standard Inc.
-----------------------------------------------------------------------------------------------------------------------
Faulding Consumer Co.                     Nestle Waters North America, Inc.      Veryfine Products Inc.
-----------------------------------------------------------------------------------------------------------------------
Faygo Beverages Inc.                      Neutrogena Corp.                       Vicen Nutritional
-----------------------------------------------------------------------------------------------------------------------
FBL Redemption                            New Hampshire Wic Program              Victoriavogue
-----------------------------------------------------------------------------------------------------------------------
Fed Ex Trade Networks                     New World Pasta                        Victus, Inc.
-----------------------------------------------------------------------------------------------------------------------
Ferolito  Vultaggio & Sons                New York Frozen Foods Inc.             Vidal Sassoon
-----------------------------------------------------------------------------------------------------------------------
Ferrania USA Inc.                         Newell Company                         Vieira's Breads Inc.
-----------------------------------------------------------------------------------------------------------------------
Ferrara Pan Candy Co. Inc.                Newell-Rubbermaid Inc.                 Vietti
-----------------------------------------------------------------------------------------------------------------------
Ferrero USA Inc.                          Newman's Own Inc.                      Viking Seafoods Inc.
-----------------------------------------------------------------------------------------------------------------------
Fieldcrest Cannon Inc.                    Nextex Inc.                            Villa Maria Products
-----------------------------------------------------------------------------------------------------------------------
Finger Lakes Bottling                     NFI Dietary Supplements                Vineyard Brands
-----------------------------------------------------------------------------------------------------------------------
Finger Lakes Dist.                        Nice-Pak                               Vintage New World
-----------------------------------------------------------------------------------------------------------------------
Finked65                                  Nicola                                 VIP International
-----------------------------------------------------------------------------------------------------------------------
First Years Inc.                          Night Hawk Frozen Fd                   Virbac Corporation
-----------------------------------------------------------------------------------------------------------------------
Firstalert                                NK Hurst                               Vision Specialty Foods
-----------------------------------------------------------------------------------------------------------------------
Flame Trading Company                     Nk Lawn + Garden                       Vitasoy Usa Inc.
-----------------------------------------------------------------------------------------------------------------------
Fleischmann's Yeast                       No Pudge Foods                         Vitelli Foods LLC
-----------------------------------------------------------------------------------------------------------------------
Flexon Undustries                         Noble Worldwide                        Vogue International
-----------------------------------------------------------------------------------------------------------------------
Florida's Natural Growers                 Nonni's Foods, Inc.                    W.E. Bassett Co.
-----------------------------------------------------------------------------------------------------------------------
Flowers Coupon Redemption                 Noonhour Food Products                 Wahl Clipper Corp.
-----------------------------------------------------------------------------------------------------------------------
Flowers Foods Specialty Group             Norbevedi                              Wallingford Coffee Mills
-----------------------------------------------------------------------------------------------------------------------
Flying Colors                             Norelcoconsumer                        Walnut Creek Foods
-----------------------------------------------------------------------------------------------------------------------
Fondagroup                                Norseman Plastics                      Walnut Crest
-----------------------------------------------------------------------------------------------------------------------
Food Market Merch Inc.                    North American Oil Company             Warner Lambert Company
-----------------------------------------------------------------------------------------------------------------------
Foreign Candy Company Inc.                Northeastern Products                  Warner Vision
-----------------------------------------------------------------------------------------------------------------------
Fort James                                Northern Eagle Beverage                Wd-40 Company
-----------------------------------------------------------------------------------------------------------------------
Four C Foods Corp.                        Northland Cranberries, Inc.            Weatherworks Inc.
-----------------------------------------------------------------------------------------------------------------------
Four Seasons Sales                        Nortz Lowville Dist Coinc              Weaver Brothers
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                          LIST OF PRESERVED CAUSES OF ACTION
-----------------------------------------------------------------------------------------------------------------------
Fox Video                                 Novartis Consumer Health, Inc.         Weetabix Company
-----------------------------------------------------------------------------------------------------------------------
Fr Lepage Bakery                          Novartis Opthalmics                    Weider Nutrition Group Inc.
-----------------------------------------------------------------------------------------------------------------------
Frangelico Refund                         Novogen                                Weil's Food Processing
-----------------------------------------------------------------------------------------------------------------------
Frankford Candy + Choc Co                 Novus Consumer Awareness               Welch Foods Inc.
-----------------------------------------------------------------------------------------------------------------------
Franklin Foods/All Seasons                Npb Coupon                             Wells Dairy Inc.
-----------------------------------------------------------------------------------------------------------------------
Franklin Trade Graphics                   Ntc Marketing, Inc.                    Westernpublishi
-----------------------------------------------------------------------------------------------------------------------
Frans Healthy Helpings                    Ntcmarketing                           Westim Inc.
-----------------------------------------------------------------------------------------------------------------------
Free Free USA Inc.                        Nu Products Seasoning Co.              Westrick Paper Co.
-----------------------------------------------------------------------------------------------------------------------
Freezer Queen Foods Inc.                  Nutrition Fitness                      Weyerhaeuser
-----------------------------------------------------------------------------------------------------------------------
Fresh Gourmet                             Nutro Products                         Whink Products Co.
-----------------------------------------------------------------------------------------------------------------------
Fresh Starts                              Nuvim Inc/Royal Dairy                  White Cap Inc.
-----------------------------------------------------------------------------------------------------------------------
Fresh Starts Etc Inc.                     Nve Pharmaceuticals, Inc.              White Castle Dist Inc.
-----------------------------------------------------------------------------------------------------------------------
Fried Provision Co.                       Ny Notion & Craft Supply               White Clover Dairy
-----------------------------------------------------------------------------------------------------------------------
Friendly Ice Cream Corp.                  Nynotions                              White Wave, Inc.
-----------------------------------------------------------------------------------------------------------------------
Friendship Dairies                        Oakhurst Dairy                         Whiting Mfg
-----------------------------------------------------------------------------------------------------------------------
Front End Marketing Specialist            Oberto Sausage Company                 Wiffleball
-----------------------------------------------------------------------------------------------------------------------
Frozen Specialties Inc.                   Ocean Spray Cranberries                Willert Home Products Inc.
-----------------------------------------------------------------------------------------------------------------------
Fruit Of The Loom                         Odom Tenn Pride Sausage                Willowbrook Farms
-----------------------------------------------------------------------------------------------------------------------
Ftd-Florists Transworld Deliv.            Odom's Tennessee Pride                 Wilton Industries Inc.
-----------------------------------------------------------------------------------------------------------------------
Fuji Photo Film USA, Inc.                 Oetker, Ltd.                           Wireless Xcessories Group Inc.
-----------------------------------------------------------------------------------------------------------------------
Fujifilmgreeson                           Ohio Packing Co.                       Wisconsin Pharmacal
-----------------------------------------------------------------------------------------------------------------------
Funai Corporation                         Oil-Dri                                Wise Consumer Products
-----------------------------------------------------------------------------------------------------------------------
Fundex Game Limited                       Okamoto USA                            Wise Foods (P&C And Quality)
-----------------------------------------------------------------------------------------------------------------------
Furman Foods Inc.                         Old London Foods Inc.                  Wjordancereals
-----------------------------------------------------------------------------------------------------------------------
Future Brands LLC                         Old Orchard Brands LLC                 Wm Wrigley Jr. Co.
-----------------------------------------------------------------------------------------------------------------------
G & J Pepsi Cola Bottlers Inc.            Old Original Book Binder               Wolfe News Service
-----------------------------------------------------------------------------------------------------------------------
G.P.G                                     Olivio Premium Products Inc.           Wood Chuck Draft Cider
-----------------------------------------------------------------------------------------------------------------------
Galileo Foods                             On-Cor Frozen Foods Inc.               Woodstock
-----------------------------------------------------------------------------------------------------------------------
Galliker Dairy Company                    One Way Records, Inc.                  Woodstock Natural Products Inc.
-----------------------------------------------------------------------------------------------------------------------
Garber Farms                              Oneida Silversmiths                    World Finer Foods
-----------------------------------------------------------------------------------------------------------------------
Gardenersdeligh                           Onondaga Beverage Corp.                World Kitchen, Inc.
-----------------------------------------------------------------------------------------------------------------------
Garelick Farms Of New York                Ontel Products AKA                     Wow! Laboratories
-----------------------------------------------------------------------------------------------------------------------
Garnier                                   Oralblaboratori                        WP Signs
-----------------------------------------------------------------------------------------------------------------------
Gasparini Sales Inc.                      Orange Glo International Inc.          Wrigley Health Care Sales
-----------------------------------------------------------------------------------------------------------------------
General Electric Company                  Orange Sol                             Wrigley Sales Company
-----------------------------------------------------------------------------------------------------------------------
General Mills Finance, Inc.               Oregon Cherry Growers                  Wusthot
-----------------------------------------------------------------------------------------------------------------------
Genisoy                                   Oregon Fruit Products                  Wyeth Consumer Healthcare
-----------------------------------------------------------------------------------------------------------------------
George Bentges Dist.                      Organic Valley Corporation             Wyeth Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------
George E Delallo Co Inc.                  Organize It All                        Xerox Corporation
-----------------------------------------------------------------------------------------------------------------------
George J. Howe Company                    Orlando Baking Company                 X-Tra Touch
-----------------------------------------------------------------------------------------------------------------------
George Stambaugh                          O'Sullivan Industries Inc.             Yaw Oil Co Inc.
-----------------------------------------------------------------------------------------------------------------------
Georgia-Pacific Corporation               Out International                      Yorksnacks
-----------------------------------------------------------------------------------------------------------------------
Gerber Products Co.                       Owasco Beverage Inc.                   Zachary Confections Inc.
-----------------------------------------------------------------------------------------------------------------------
Gerrit J Verburg Co.                      Owd                                    Zacky Farms
-----------------------------------------------------------------------------------------------------------------------
GFA Brands                                Owens Sausage Co.                      Zak Designs
-----------------------------------------------------------------------------------------------------------------------
Ghirardelli Chocolate                     P&C Produce EE                         Zatarains
-----------------------------------------------------------------------------------------------------------------------
Ghirardelli Chocolate                     P.W. Vinters/Lindman                   Zicam, LLC
-----------------------------------------------------------------------------------------------------------------------
Gibson Overseas, Inc.                     P+Cempfederalcreditunion               Zick's Specialty Meats
-----------------------------------------------------------------------------------------------------------------------
Gilardifoods                              Pacific Beverages                      Zippo Manufacturing Co.
-----------------------------------------------------------------------------------------------------------------------
Gillette Commercial Ops, NA               Pacific Wine Products                  Zone Perfect
-----------------------------------------------------------------------------------------------------------------------
Gilster Mary Lee Corp.                    Pacificworld                           Zooth
-----------------------------------------------------------------------------------------------------------------------
Giorgio Foods Inc.                        Pactiv Corp.
-----------------------------------------------------------------------------------------------------------------------